As filed with the Securities and Exchange Commission on July 28, 2023
Investment Company Act File No. 811-23880

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-2
(CHECK APPROPRIATE BOX OR BOXES)

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 1	☒

KKR FS Income Trust Select
(Exact name of Registrant as specified in Charter)

201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code:
(215) 495-1150
Michael C. Forman
KKR FS Income Trust Select
201 Rouse Boulevard
Philadelphia, PA 19112
(Name and address of agent for service)

COPY TO:
James A. Lebovitz
Eric S. Siegel
Clay Douglas
Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Tel: (215) 994-4000
Fax: (215) 994-2222

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☐
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:     .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:     .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:     .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act. Shares of Registrant are not being registered under the Securities Act and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. Investments in Registrant may only be made by individuals or entities meeting the definition of an “accredited investor” in Regulation D under the Securities Act, as described in this Registration Statement. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, shares of Registrant.
The information required to be included in this Registration Statement by Part
A-Information
Required in a Prospectus and Part
B-Information
Required in a Statement of Additional Information of Form
N-2
is contained in the document that follows (the “Memorandum”).

KKR FS INCOME TRUST SELECT
July 28, 2023

A registration statement to which this document (the “Memorandum”) relates has been filed by KKR FS Income Trust Select (the “Company”) pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). However, shares of beneficial interest of the Company (“Company Shares”) are not being registered under the Securities Act of 1933, as amended (the “1933 Act”), or the securities laws of any of the States of the United States, since such Company Shares will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act and analogous exemptions under state securities laws. Investment in the Company may be made only by individuals or entities that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Company Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or determined if this Memorandum is truthful or complete. Any representation to the contrary is a criminal offense.
This Memorandum shall not constitute an offer to sell or the solicitation of an offer to buy, and there shall not be any sale of Company Shares, in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation, or sale. No person has been authorized to make any representations concerning the Company that are inconsistent with those contained in this Memorandum. Prospective investors should not rely on any information not contained in this Memorandum or in the offering documents (or the information incorporated by reference therein) for KKR FS Income Trust
(“K-FIT”),
a business development company (“BDC”) into which the Company will invest substantially all of its assets. See “Principal Investment Strategies” below for more information. You should not assume that the information provided by this Memorandum is accurate as of any date other than the date shown above.
This Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Company Shares described herein and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investor receiving this document). Notwithstanding the foregoing, but subject to restrictions reasonably necessary to comply with federal or state securities laws, an investor may disclose to any and all persons, without limitation, the tax treatment and tax structure of the Company and the offering of the Company Shares and all materials of any kind that are provided to the investor relating to such tax treatment and structure.
Prospective investors should not construe the contents of this Memorandum as legal, tax, or financial advice. Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Company for such investor.
Company Shares are subject to certain restrictions on transferability and resale and may be resold and/or transferred (i) only as permitted under the Company’s subscription agreement relating to the Company Shares (the “Subscription Agreement”), and (ii) if they are registered under the 1933 Act and under any other applicable state securities laws or an exemption from such registration is available. The Company does not intend to list Company Shares on a securities exchange and it is not expected that there will be a public market for the Company Shares. As a result, shareholders’ ability to sell Company Shares will be limited. Thus, an investment in the Company may not be suitable for investors who may need the money they invest in a specified timeframe.

This Memorandum concisely provides the information that a prospective investor should know about the Company before investing. You are advised to read this Memorandum carefully and to retain it for future reference. You may also request a free copy of the Company’s annual and semi-annual reports when available, and other information about the Company or make shareholder inquiries by calling (215)
495-1150.
Investment Objectives.
The Company’s primary investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. There can be no assurance that the Company or
K-FIT
will achieve their investment objective.
Structure.
The Company is a newly organized Delaware statutory trust that is registered under the 1940 Act, as a non-diversified,
closed-end
management investment company. The Company will pursue its investment objective by investing substantially all of the net proceeds from the Company Private Offering (as defined below) in common shares of beneficial interest of
K-FIT
(the
“K-FIT
Class I Shares”).
K-FIT
will make the investments described in this Memorandum with the net proceeds it receives in connection with the sale of
K-FIT
Class I Shares to the Company and any other investors in
K-FIT
in
K-FIT’s
continuous private offering.
Principal Investment Strategies.
The Company will invest all of its investible assets in
K-FIT,
a separate
non-diversified,
closed-end
management investment company that has elected to be regulated as a BDC under the 1940 Act, except for de minimis investments in cash for cash management purposes.
K-FIT
will invest primarily in first lien, senior secured loans of private middle-market U.S. companies and, to a lesser extent, in certain private asset-based finance investments, which derive returns from recurring, often contractual cash flows of large, diversified pools of underlying hard and financial assets (“ABF Investments”) and subordinated loans of private U.S. companies. When identifying prospective portfolio companies, FS/KKR Advisor, LLC (the “Adviser”) will focus primarily on the attributes set forth below, which it believes will help generate higher total returns with an acceptable level of risk.

•	Leading, defensible market positions.

•	Investing in stable companies with positive cash flow.

•	Proven management teams.

•	Private asset-based finance markets.

•	Private equity sponsorship.

•	Allocation among various issuers and industries.

•	Viable exit strategy.
For a further discussion of
K-FIT’s
principal investment strategies, see “Investment Objectives, Opportunities and Strategies.”
Unlisted
Closed-End
Fund.
An investment in the Company is subject to the following
risks:

•	Unlike most closed-end funds, the Company Shares will not be listed on any securities exchange.

•	Unlike an investor in most closed-end funds, the Company’s shareholders (“Shareholders”) should not expect to be able to sell their Company Shares regardless of how the Company performs.

•	If a Shareholder is able to sell their Company Shares, the Shareholder will likely receive less than their purchase price and the current net asset value (“NAV”) per share.

•
Although the Company intends to implement a share repurchase program, it may be discontinued at any time and only a limited number of Company Shares will be eligible for repurchase. See “Share Repurchase Program.”

•
The Company’s distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses, as well as any applicable sales load and placement agent fee.

•
The Company’s and
K-FIT’s
distributions may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees payable by
K-FIT,
that are subject to repayment to the Adviser. If the Adviser does not agree to reimburse certain of the Company’s or
K-FIT’s
expenses, including through the waiver of certain of its advisory fees payable by
K-FIT,
significant portions of the Company’s and
K-FIT’s
distributions may come from offering proceeds or borrowings. The repayment of any fees owed to the Adviser will reduce the future distributions to which Shareholders would otherwise be entitled.

•
Even if the Company does eventually list the Company Shares, or if
K-FIT
eventually lists its common shares, shares of
closed-end
funds frequently trade at a discount from NAV and this creates a risk of loss for investors who purchase Company Shares at a particular offering price in the Company Private Offering (as defined below). This risk is separate and distinct from the risk that the Company’s NAV will decrease.

•
An investor may pay a sales load and placement agent fee of up to 3.5% of the offering price for Company Shares and estimated offering expenses of up to 1.5% on the amounts it invests. If you pay the estimated maximum aggregate 5.0% for the sales load, placement agent fees and offering expenses, you must experience a total return on your net investment of 5.3% in order to recover these expenses.

Investing in Company Shares involves a high degree of risk. See “
Risk Factors
” beginning on page 56 of this Memorandum.
Investment Adviser.
The investment adviser to the Company and
K-FIT
is FS/KKR Advisor, LLC, a private investment firm that is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of the Company’s and
K-FIT’s
activities and is responsible for making investment decisions for
K-FIT’s
portfolio. The Adviser is jointly operated by KKR Credit Advisors (US) LLC (“KKR Credit”) and by an affiliate of Franklin Square Holdings, L.P. (“FS Investments”), FSJV Holdco, LLC.
Securities Offered.
The Company is offering on a continuous basis an unlimited number of Company Shares in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the 1933 Act (the “Company Private Offering”). Investments in Company Shares may only be made by individuals or entities meeting the definition of an “accredited investor” in Regulation D under the 1933 Act. The minimum initial investment in Company Shares offered hereby is $2,500, after which additional investments must be in increments of $500. The minimum subsequent investment amount does not apply to purchases made under any distribution reinvestment plan. In addition, KKR Capital Markets LLC and FS Investment Solutions, LLC, the Company’s and
K-FIT’s
principal placement agents for their respective private offerings and affiliates of the Adviser (the “Placement Agents”), may elect to accept smaller investments in their discretion.
This Memorandum concisely provides the information that a prospective investor should know about the Company and
K-FIT
before investing. Investors are advised to read this Memorandum carefully and to retain it for future reference. When available, the Company’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Company, at 201 Rouse Boulevard, Philadelphia, PA 19112, by calling the Company at (215)
495-1150.
The contact information provided above may be used to request additional information about the Company and to make Shareholder inquiries.
Company Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Company Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.
Neither the SEC nor any state securities commission has approved or disapproved these securities o
r determined if this Memorandum is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF TERMS
This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Company. Before investing, a prospective investor in the Company should carefully read the more detailed information appearing elsewhere in this Memorandum.
Unless context suggests otherwise, the use in this Memorandum of the terms
“
K-FIT,
”
“
we,
”
“
us
”
or
“
our
”
refer to
K-FIT.
The Company will invest substantially all of its assets in
K-FIT,
as discussed below.

THE COMPANY	The Company is a Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company.

K-FIT
K-FIT
is a
non-diversified
closed-end
management investment company that has elected to be regulated as a BDC under the 1940 Act. Because the Company will invest substantially all of its assets in
K-FIT
Class I Shares, the Company and
K-FIT
effectively have the same investment objectives and strategies.
K-FIT
may have investors in addition to the Company from time to time that may (individually or in the aggregate) own a greater percentage of
K-FIT
than is owned by the Company.

THE ADVISER	FS/KKR Advisor, LLC serves as the Company’s and
K-FIT’s
investment adviser. The Adviser is registered as an investment adviser with the SEC under the Advisers Act, and oversees the management of the Company’s and
K-FIT’s
activities. The Adviser is responsible for making investment decisions for
K-FIT’s
portfolio.

The Adviser is jointly operated by KKR Credit and by an affiliate of FS Investments, FSJV Holdco, LLC. KKR Credit is a subsidiary of KKR & Co., a leading global investment firm that manages investments across multiple asset classes, including private equity, energy, infrastructure, real estate and credit, with strategic manager partnerships that manage hedge funds. FS Investments is a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The firm provides access to alternative sources of income and growth, and focuses on setting industry standards for investor protection, education and transparency.
THE COMPANY PRIVATE OFFERING AND THE K-FIT PRIVATE OFFERING	The Company is seeking to raise an unlimited amount of equity capital in the Company Private Offering. Investments in Company Shares may only be made by individuals or entities meeting the definition of an “accredited investor” in Regulation D under the 1933 Act. The Company is initially offering to sell one class of Company Shares—Class S shares, $0.01 par value per share (“Class S Shares”).

The minimum initial investment in Company Shares offered hereby is $2,500, after which additional investments must be in increments of $500. The minimum subsequent investment amount does not apply to purchases made under any distribution reinvestment plan. In addition, the Placement Agents may elect to accept smaller investments in their discretion.

K-FIT
is concurrently seeking to raise equity capital in an aggregate amount of up to $5,000,000,000 in gross proceeds from the sale of
K-FIT
Class I Shares on a continuous basis through private placements that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the 1933 Act (the
“K-FIT
Private Offering”).
K-FIT
may offer additional classes of its common shares in the future.
K-FIT
and the Adviser intend to apply for exemptive relief from the SEC that, if granted, will permit
K-FIT
to issue multiple classes of shares of its common shares with varying sales loads, contingent deferred sales charges, and/or asset-based service and/or distribution fees, the details for which will be finalized at a later date in
K-FIT’s
discretion (the “Multi-Class Exemptive Relief”). The SEC has not yet granted the Multi-Class Exemptive Relief, and there is no assurance that the relief will be granted.

BOARD OF TRUSTEES	The Company’s Board of Trustees (the “Company Board”) has overall responsibility for monitoring and overseeing the Company’s investment program and its management and operations. A majority of the members of the Company Board are considered independent and are not “interested persons” (as defined in the 1940 Act) of the Company,
K-FIT
or the Adviser (the “Company Independent Trustees”). The same individuals that serve on the Company Board also serve as
K-FIT’s
Board of Trustees (the
“K-FIT
Board” and, together with the Company Board, the “Boards”). See “Management of the Company and
K-FIT.”

PASS-THROUGH VOTING ON K-FIT MATTERS	Whenever the Company, as a shareholder in
K-FIT,
is requested to vote on matters pertaining to
K-FIT,
the Company, in exercising any voting or approval rights held by the Company in connection with the
K-FIT
voting securities it holds on behalf of Shareholders, will seek the direction of the Shareholders as of any record date set by the
K-FIT
Board (the “Participating Company Shareholders”) on how such voting or approval rights should be exercised, and the Company Board will hold a meeting of Shareholders or otherwise provide the Participating Company Shareholders with such information as may be necessary for the Participating Company Shareholders to properly consider the matter and allow the Participating Company Shareholders to provide such direction, and the Company Board will ensure that the Company exercises such voting or approval rights in such a manner so as to give effect to the directions of the Participating Company Shareholders; provided that, if any Participating Company Shareholders fail to respond in writing to the Company in respect of any vote or approval matter within the date specified by the Company Board, the Company will vote its
K-FIT
voting securities allocable to such
non-responding
Participating Company Shareholders in the same proportion as to Participating Company Shareholders from whom it receives voting instructions.

INVESTMENT OBJECTIVES	The Company’s and
K-FIT’s
primary investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. There can be no assurance that the Company or
K-FIT
will achieve their investment objectives.

INVESTMENT OPPORTUNITIES AND STRATEGIES	The Company will seek to achieve its investment objectives by investing all of its investible assets in
K-FIT
Class I Shares, except for de minimis investments in cash for cash management purposes. All portfolio investments are made at
K-FIT’s
level; therefore, the Company’s investment results will correspond directly to the investment results of
K-FIT.

When identifying prospective portfolio companies, we focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution investors that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:

•	Leading, defensible market positions.

•	Investing in stable companies with positive cash flow.

•	Proven management teams.

•	Private asset-based finance markets.

•	Private equity sponsorship.

•	Allocation among various issuers and industries.

•	Viable exit strategy.

Once we have invested a substantial amount of proceeds from the
K-FIT
Private Offering, under normal circumstances and after we ramp up our portfolio, we expect that we will invest at least 60% of our total assets (net assets plus borrowings for investment purposes) in first lien, senior secured loans of private middle-market U.S. companies. We expect to also invest up to 30% of our total assets (net assets plus borrowings for investment purposes) in ABF Investments and, to a lesser extent, in subordinated loans of private U.S. companies. We expect downside protection to come in the form of investments backed by collateral and contractual rights negotiated with counterparties. Our ABF Investment strategy will focus on directly originated, private ABF Investments with a multi-sector investment approach that seeks the most attractive relative value and risk-adjusted returns (a measure of the excess return per unit of risk in an investment strategy) from investments across a range of sectors, such as Consumer/Mortgage Finance (e.g., auto loans), Contractual Cash Flows (e.g., royalties), Hard Assets (e.g., aircraft leasing) and Small-Medium Enterprises (e.g., real estate development lending), as well as instrument types, such as senior loans and junior capital.

A majority of our ABF Investments are expected to be directly originated and proprietary, including through newly formed and/or existing lending and servicing platform businesses established by KKR Credit to access specific lending or servicing market opportunities that are otherwise difficult to access. In addition, a large majority of our ABF Investments are expected to be illiquid and otherwise not actively traded on an established market. We generally expect that the majority of our ABF Investments will not be eligible portfolio companies under the 1940 Act and, to the extent that such investments are not considered to be eligible portfolio companies, we will not treat the applicable ABF Investments as qualifying assets for purposes of Section 55(a) of the 1940 Act.

Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the over-the-counter
(“OTC”) market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, including through a co-investment with
a financial sponsor or possibly the restructuring of an investment. In addition, a portion of our portfolio may be comprised of corporate bonds, structured products, other debt securities and derivatives, including total return swaps and credit default swaps.

The Adviser will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structures of our portfolio companies or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities reflects a lower value than deemed warranted by the Adviser’s fundamental analysis. Such investment opportunities may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders and structured products.

To a lesser extent, we may also invest in syndicated loans, which will generally be liquid, and may be used for the purposes of maintaining liquidity for our share repurchase program and cash management, while also presenting an opportunity for attractive investment returns.

Most of our investments will be in private U.S. companies, but (subject to compliance with BDCs’ requirement to invest at least 70% of its assets in private U.S. companies), we also expect to invest to some extent in European and other
non-U.S. companies,
but we do not expect to invest in emerging markets. We may invest in companies of any size or capitalization. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt was originated and directly negotiated by the Adviser or KKR Credit, with our co-investment affiliates.
From time to time, we may
co-invest
in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Adviser or KKR Credit, with our co-investment affiliates.

We expect to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to
K-FIT’s
business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful.

Additionally,
K-FIT
has entered into a facility agreement (the “Facility Agreement”) with Cliffwater Corporate Lending Fund (the “Financing Provider”), an unaffiliated third party, to acquire portfolio investments from time to time by purchasing all or a portion of certain investments owned and held by the Financing Provider at
K-FIT’s
or the Financing Provider’s request pursuant to the terms and provisions of the Facility Agreement (the “Warehousing Transaction”). More information about this and
K-FIT’s
strategy are discussed in “Investment Objectives, Opportunities and Strategies.”

The Company’s investment objectives and strategies are not fundamental and may be changed by the Company Board without Shareholder approval.

PORTFOLIO COMPOSITION
We will pursue our investment objective by investing primarily in the debt of private middle-market U.S. companies with a focus on originated transactions sourced through the network of the Adviser and its affiliates. We define direct originations as any investment where the Adviser or its affiliates had negotiated the terms of the transaction beyond just the price, which, for example, may include negotiating financial covenants, maturity dates or interest rate terms. These directly originated transactions include participation in other originated transactions where there may be third parties involved, or a bank acting as an intermediary, for a closely held club, or similar transactions.

Investment Types

We will primarily focus on the following investment types. We may also invest, to a lesser extent, in syndicated loans, which will generally be liquid, and may be used for the purposes of maintaining liquidity for our share repurchase program and cash management, while also presenting an opportunity for attractive investment returns.

First Lien, Senior Secured Loans

First lien, senior secured loans are situated at the top of a company’s capital structure. Because these loans generally have priority in payment, they carry the least risk among all investments in a firm. Generally, our first lien, senior secured loans are expected to have maturities of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Generally, we expect that the interest rate on our first lien, senior secured loans typically will have variable rates over a standard benchmark, such as the prime rate or the Secured Overnight Financing Rate (“SOFR”).

Senior Secured Bonds

Senior secured bonds are generally secured by collateral on a senior, pari passu or junior basis with other debt instruments in an issuer’s capital structure and have similar maturities and covenant structures as senior secured loans. Generally, we expect these investments to carry a fixed rate.

Investments in Asset-Based Finance Opportunities

We intend to invest up to 30% of our total assets (net assets plus borrowings for investment purposes) in ABF Investments through joint ventures, investment platforms, private investment funds or other business entities that provide one or more of the following services: origination or sourcing of potential investment opportunities, due diligence and negotiation of potential investment opportunities and/or servicing, development and management (including turnaround) and disposition of investments. Depending on the specific opportunity, such investments may be executed as portfolio acquisitions (i.e., direct acquisition or financing of income-generating assets), platform investments (i.e., mezzanine debt or equity investments in new or existing ABF origination platforms and servicing businesses established by KKR), or structured investments (i.e., customized financial contracts backed by a discrete stream of cash flows). Such investments may be in or alongside existing or newly formed operators, consultants and/or managers that pursue such opportunities and may or may not include capital and/or assets contributed by third party investors. Such investments may include opportunities to direct-finance physical assets, such as airplanes and ships, and/or operating assets, such as financial service entities, as opposed to investment securities, or to invest in origination and/or servicing platforms directly. These ABF Investment opportunities are expected to offer mezzanine-like structural downside protection as well as asset collateral, and equity-like upside that can be achieved through appreciation at the asset-level or, in the case of platforms, through growth of the enterprise value. Key areas of focus include aircraft, real estate and consumer finance.

The Adviser organizes the asset-based finance market into four segments—Consumer/Mortgage Finance, Hard Assets, Small-Medium Enterprise and Contractual Cash Flows—and will seek to construct a varied ABF Investment portfolio within these segments. While variation is a goal, there are no pre-determined
allocations of investments across these segments and investment decisions will be based on the Adviser’s assessment of relative value and market attractiveness at the time of investment. Further information about sectors within these segments and select investment themes are summarized in the following table and detailed further below.

Asset-Based Finance: We Build Our ABF Investment Theses Around Broad Themes in Four Market Segments

ABF Investment Market Segment Detail:

•
Consumer / Mortgage Finance:
Within this large and diverse market segment, the Adviser’s focus will be identifying attractive opportunities within areas of consumer lending where either the collateral is non-standard
(for example, used cars,

properties in need of light refurbishment prior to a sale) or where borrowers, while creditworthy, do not have easy access to bank credit (for example, self-employed individuals, students).

•
Hard Assets:
Prior to the financial crisis of 2008, bank balance sheets were significant investors in hard assets such as real estate and aircraft-related debt. After the financial crisis of 2008, new capital requirements and regulations under the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) have shifted banks’ focus from owning these assets to extending senior financing against them.

•
Small
Mid-Sized
Enterprise (“SME”) Finance:
SMEs worldwide have struggled to find efficient financing sources to support their growth as banks have curtailed lending activity to this segment in the face of regulatory pressure after the financial crisis of 2008, including in the form of Basel IV and IFRS 9, and have struggled to serve them efficiently. Our objective in this area is to find attractive, risk-adjusted returns within the secured SME lending segment, through SME financing secured by specific assets such as inventory, equipment, receivables or real estate.

•
Contractual Cash Flow:
The Contractual Cash Flows sector in which our ABF Investments will invest primarily consists of passive investments backed by cash-flow producing assets such as intellectual property, royalty streams and customized financial contracts. Intellectual property and royalty financing is particularly relevant in industries like Media and Healthcare. While such rights can create the predictable, long-term cash flow streams attractive to banks, borrowers often struggle to obtain bank financing due to the non-standard
nature of the assets (for example, music, films, pharmaceutical royalties) that do not fit within approved bank capital frameworks. It also includes financing secured by financial contracts typically in the insurance and financial asset servicing sectors where KKR (as defined in this Memorandum) has made investments. We believe that this asset-based finance segment is a natural opportunity set for nonbank lenders. In more limited cases, our ABF Investments which invest in Contractual Cash Flows will be actively managed.

K-FIT’s
ABF Investments are generally originated through KKR Credit’s direct, proprietary relationships, advisor networks, sponsor coverage, KKR’s global investment capabilities and resources, and banks and intermediaries. We treat each new ABF Investment opportunity as a unique opportunity. As such, the type of diligence and underwriting performed on each investment opportunity is evaluated on a case-by-case
basis. For ABF Investments, we perform detailed analysis into the performance of the underlying assets. However, the form of investment is typically highly structured with bespoke cash flow waterfalls and asset performance triggers that require additional analysis. This includes stressing the structure by applying different asset performance deterioration scenarios and determining at what level our investment would be impaired. We proxy this to historical periods of distress to ensure that we have a reasonable margin of safety. Nearly all of these types of transactions include asset performance triggers, which will divert cash flow from the assets depending on the severity of the performance stress. This can have a meaningful impact on return even if we expect to eventually receive our full basis back and is carefully considered.

The Adviser also leverages KKR Credit’s Derivatives and Liability Management team to provide active liability management for ABF Investments, driven by detailed analyses of all components of financing facilities, including: review of existing terms in light of recent market moves; quarterly collateral reviews, including evaluation of effective leverage by the lender; and frequent KKR Credit analyst discussions with the lender.

Subordinated Debt

In addition to first lien, senior secured loans and senior secured bonds, we may, to a lesser extent, invest a portion of our assets in subordinated debt. Subordinated debt investments usually rank junior in priority of payment to senior debt and are often unsecured, but are situated above preferred equity and common equity in the capital structure. In return for their junior status compared to senior debt, subordinated debt investments typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants, enabling the lender to participate in the capital appreciation of the borrower. These warrants typically require only a nominal cost to exercise. We will generally target subordinated debt with interest-only payments throughout the life of the security, with the principal due at maturity. Typically, subordinated debt investments have maturities of five to ten years. Generally, we expect these securities to carry a fixed rate, or a floating current yield over a standard benchmark. In addition, we may receive additional returns from any warrants we may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be paid-in-kind, or
PIK.

Equity and Equity-Related Securities

While we intend to maintain our focus on investments in debt securities, from time to time, when we see the potential for extraordinary gain, or in connection with securing particularly favorable terms in a debt investment, we may enter into investments in preferred or common equity, typically in conjunction with a private equity sponsor we believe to be sophisticated and seasoned. In addition, we may receive the right to make equity investments in a portfolio company whose debt securities we hold in connection with the next equity financing round for that company. This right may provide us with the opportunity to further enhance our returns over time through equity investments in our portfolio companies. In addition, we may hold equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, generally obtained in conjunction with one of our debt investments or through a co-investment with
a financial sponsor, such as an institutional investor or private equity firm. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to repurchase the equity-related securities we hold.

Convertible Securities

We may invest in convertible securities, such as bonds, debentures, notes, preferred stocks or other securities that may be converted into, or exchanged for, a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

Non-U.S. Securities

We may invest
in non-U.S. securities,
which may include securities denominated in U.S. dollars or
in non-U.S. currencies
and securities of companies in emerging markets, to the extent permitted by the 1940 Act.

Structured Products

We may invest in structured products, which may include collateralized debt obligations, collateralized bond obligations, collateralized loan obligations, structured notes and credit-linked notes. The issuers of such investment products may be structured as trusts or other types of pooled investment vehicles. Such products may also involve the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments.

Derivatives

We may also invest from time to time in derivatives, including total return swaps, interest rate swaps, credit default swaps and foreign currency forward contracts. We anticipate that any use of derivatives would primarily be as a substitute for investing in conventional securities or to hedge potential risk that is identified by the Adviser. While the Company expects to be a “limited derivatives user” under Rule
18f-4,
and thus, subject to certain conditions, does not expect to be subject to the full requirements of
Rule 18f-4,
K-FIT
has initially implemented a derivatives risk management program because the forward purchase obligations associated with the Facility Agreement could exceed 10% of
K-FIT’s
NAV, such that
K-FIT
would not qualify as a “limited derivatives user” (as defined in
Rule 18f-4).

Investments with Third Parties

We may co-invest with third
parties through partnerships, joint ventures or other entities, thereby acquiring jointly controlled or non-controlling interests in
certain investments in conjunction with participation by one or more third parties in such investment. Such joint venture partners or third-party managers may include former personnel of the Adviser or its affiliates or associated persons.

Cash and Cash Equivalents

We may maintain a certain level of cash or equivalent instruments, including money market funds, to make follow-on investments,
if necessary, in existing portfolio companies, for the purposes of maintaining liquidity for our share repurchase program or to take advantage of new opportunities.

Comparison of Targeted Debt Investments to Corporate Bonds

Loans to private companies are debt instruments that can be compared to corporate bonds to aid an investor’s understanding. As with corporate bonds, loans to private companies can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. As is the case in the corporate bond market, we will require greater returns for securities that we perceive to carry increased risk. The companies in which we invest may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and, in many cases, will not be rated by national rating agencies. When our targeted debt investments do carry ratings from a NRSRO, we believe that such ratings generally will be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by
S&P), which are often referred to as “junk.” To the extent we make unrated investments, we believe that such investments would likely receive similar ratings if they were to be examined by a NRSRO. Compared to below-investment grade corporate bonds that are typically available to the public, our targeted first lien, senior secured loan investments are higher in the capital structure, have priority in receiving payment, are secured by the issuer’s assets, allow the lender to seize collateral if necessary, and generally exhibit higher rates of recovery in the event of default. Corporate bonds, on the other hand, are often unsecured obligations of the issuer.

The market for loans to private companies possesses several key differences compared to the corporate bond market. For instance, due to a possible lack of debt ratings for certain middle-market firms, and also due to the reduced availability of information for private companies, investors must conduct extensive due diligence investigations before committing to an investment. This intensive due diligence process gives the investor significant access to management, which is often not possible in the case of corporate bondholders, who rely on underwriters, debt rating agencies and publicly available information for due diligence reviews and monitoring of corporate issuers. While holding these investments, private debt investors often receive monthly or quarterly updates on the portfolio company’s financial performance, along with possible representation on the company’s board of directors, which allows the investor to take remedial action quickly if conditions happen to deteriorate. Due to reduced liquidity, the relative scarcity of capital and extensive due diligence and expertise required on the part of the investor, we believe that private debt securities typically offer higher returns than corporate bonds of equivalent credit quality.

Investment Process

The investment professionals employed by the Adviser or its affiliates have spent their careers developing the resources necessary to invest in private companies. Our current transaction process is highlighted below.

Our Transaction Process

Sourcing

The relationships of the Adviser and its affiliates provide us with access to a robust and established pipeline of investment opportunities sourced from a variety of different investment channels, including private equity sponsors, non-sponsored corporates, financial
advisors, banks, brokers and family offices.

Evaluation

Screening. Once a potential investment has been identified, the Adviser screens the opportunity and makes a preliminary determination concerning whether to proceed with a more comprehensive deal-level due diligence review.

Pipeline/Risk Update. Upon review of the full deal pipeline, the Adviser raises key risks and issues to determine whether or not an investment meets our basic investment criteria and offers an acceptable probability of attractive returns with identifiable downside risk. The objective is for the Adviser to identify a suitable and attractive opportunity for a more comprehensive due diligence review based on the facts and circumstances surrounding the investment.

Deal-level Q&A: After an investment has been identified and preliminary due diligence has been completed, screening memos and a credit research analysis is prepared. These reports are reviewed by the Adviser’s Investment Committee (as defined in this Memorandum) to discuss key diligence and structuring issues.

Following the Adviser’s review, the Investment Committee will complete any incremental due diligence prior to formal Investment Committee approval. Though each transaction may involve a somewhat different approach, the Adviser’s diligence of each opportunity could include:

•	a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and projected financial results;

•	a detailed analysis of industry dynamics, competitive position, regulatory, tax and legal matters;

•	on-site visits, if deemed necessary;

•	background checks to further evaluate management and other key personnel;

•	a review by legal and accounting professionals, environmental or other industry consultants, if necessary;

•	financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and

•	a review of management’s experience and track record.

Execution

Following any incremental due diligence, the Investment Committee is presented with a formal recommendation for approval. Once the Investment Committee has determined that the portfolio company is suitable for investment, the Adviser works with the management team of the prospective company to finalize the structure and terms of the investment. We believe that structuring transactions appropriately is a key factor to producing strong investment results. Accordingly, we will actively consider transaction structures and seek to process and negotiate terms that provide the best opportunities for superior risk-adjusted returns.

Post-Investment Monitoring

Portfolio Monitoring. The Adviser monitors our portfolio with a focus toward anticipating negative credit events. To maintain portfolio company performance and help to ensure a successful exit, the Adviser works closely with, as applicable, the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisers and other security holders to discuss financial position, compliance with covenants, financial requirements and execution of the company’s business plan. In addition, depending on the size, nature and performance of the transaction, we may occupy a seat or serve as an observer on a portfolio company’s board of directors or similar governing body.

Typically, the Adviser receives financial reports detailing operating performance, sales volumes, cost of goods sold, operating expenses, operating margins, cash flows, financial position and other key operating metrics on a quarterly basis from our portfolio companies. The Adviser uses this data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research and other methods, to conduct an ongoing, rigorous assessment of the company’s operating performance and prospects.

In addition to various risk management and monitoring tools, the Adviser uses an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. The Adviser uses an investment rating scale of 1 to 4. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Performing Investment—generally executing in accordance with plan and there are no concerns about the portfolio company’s performance or ability to meet covenant requirements.

2	Performing investment—no concern about repayment of both interest and our cost basis but company’s recent performance or trends in the industry require closer monitoring.

3	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.

4	Underperforming investment—concerns about the recoverability of principal or interest.

Exit

While we attempt to invest in securities that may be sold in a privately negotiated OTC market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains to the extent we maintain an equity interest in the underlying portfolio company.

Risk Management

We will seek to limit the downside potential of our investment portfolio by, among other things:

•	applying our investment strategy guidelines for portfolio investments;

•	requiring a total return on investments (including both interest and potential appreciation) that adequately compensates us for credit risk;

•	allocating our portfolio among various issuers and industries, size permitting, with an adequate number of companies, across different industries, with different types of collateral; and

•
negotiating or seeking debt investments with covenants or features that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital, which may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights.

We may also enter into interest rate hedging transactions at the sole discretion of the Adviser. Such transactions will enable us to selectively modify interest rate exposure as market conditions dictate.

Affirmative Covenants

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include covenants requiring the borrower to maintain adequate insurance, accounting and tax records, and to produce frequent financial reports for the benefit of the lender.

Negative Covenants

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio and leverage ratio requirements. These covenants are also referred to as financial or maintenance covenants.

BORROWINGS	The Company is not expected to utilize any borrowings and does not intend to issue any preferred shares.

K-FIT:
To seek to enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the maximum amount permitted by the 1940 Act.

We intend to use leverage in the form of borrowings, including loans from certain financial institutions and the issuance of debt. We may also use leverage in the form of the issuance of preferred shares, including the
K-FIT
12.0% Series A Cumulative Preferred Shares, par value $0.001 per share (the
“K-FIT
Series A Preferred Shares”), or by using reverse repurchase agreements or similar transactions and derivatives, including credit default swaps. Under the 1940 Act, any such preferred shares constitute a “senior security” for purposes of the 150% asset coverage test. Under the provisions of the 1940 Act, we are currently permitted to issue “senior securities,” including borrowing money from banks or other financial institutions, only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% after each issuance of senior securities. For purposes of the 1940 Act, “asset coverage” means the ratio of (1) the total assets of a BDC, less all liabilities and indebtedness not represented by senior securities, to (2) the aggregate amount of senior securities representing indebtedness (plus, in the case of senior securities represented by preferred stock, the aggregate involuntary liquidation preference of such BDC’s preferred stock). Our use of reverse repurchase agreements or similar transactions and derivatives, including credit default swaps, is subject to Rule
18f-4.
For more information on Rule
18f-4,
see “Risk Factors – Risks Related to
K-FIT’s
Use of Debt Financing” below.

In determining whether to borrow money or issue debt, we will analyze, as applicable, the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by
K-FIT.

MANAGEMENT AND INCENTIVE FEES	Pursuant to an investment advisory agreement (the
“K-FIT
Advisory Agreement”) between
K-FIT
and the Adviser, and in consideration of the advisory services provided by the Adviser to
K-FIT,
the Adviser is entitled to a fee consisting of two components—a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”), in each case commencing on and after March 31, 2023 (the “BDC Election Date”). The Adviser has agreed to waive the Base Management Fee and the Subordinated Incentive Fee on Income (as defined below) through August 30, 2024 (the “Advisory Fee Waiver Period”). The Company and the Adviser are parties to a separate investment advisory agreement (the “Company Advisory Agreement” and together with the
K-FIT
Advisory Agreement, the “Advisory Agreements”). The Advisory Agreements are substantially similar to each other; however, the Company Advisory Agreement requires the Adviser to invest all of the Company’s investible assets in
K-FIT,
except for de minimis investments in cash for cash management purposes. In light of this, the Company does not incur a separate management fee or incentive fee under the Company Advisory Agreement, but the Company and its Shareholders are indirectly subject to
K-FIT’s
Base Management Fee and Incentive Fee.

Base Management Fee.
Commencing on and after the BDC Election Date, the Base Management Fee for
K-FIT
will be calculated at an annual rate of 1.25% of
K-FIT’s
average monthly net assets. The Base Management Fee for
K-FIT
will be payable quarterly in arrears, and will be calculated based on the average monthly value of
K-FIT’s
net assets during the most recently completed calendar quarter. For purposes of the
K-FIT
Advisory Agreement, “net assets” means

K-FIT’s
total assets less liabilities determined on a consolidated basis in accordance with accounting principles generally accepted in the United States (“GAAP”). All or any part of the Base Management Fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Adviser determines. For the avoidance of doubt, no Base Management Fee shall be paid for any period occurring prior to the BDC Election Date.

The Adviser has agreed to waive the Base Management Fee during the Advisory Fee Waiver Period, which ends on August 30, 2024.

Incentive Fee.
The Incentive Fee for
K-FIT
consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee for
K-FIT
is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below.

Incentive Fee Based on Income

(1) The first part of the Incentive Fee, referred to as the “Subordinated Incentive Fee on Income,” will be calculated and payable quarterly in arrears, commencing with the first full calendar quarter after the BDC Election Date, based on
K-FIT’s
“Pre-Incentive
Fee Net Investment Income” for the immediately preceding quarter (or portion thereof with respect to the quarter in which the BDC Election Date occurs). The payment of the Subordinated Incentive Fee on Income will be subject to a quarterly hurdle rate, expressed as a rate of return on the value of
K-FIT’s
net assets at the end of the most recently completed calendar quarter, of 1.25% (5.0% annualized) (the “Hurdle Rate”), subject to a “catch up” feature (as described below).

“Pre-Incentive
Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that
K-FIT
receives from portfolio companies) accrued during the calendar quarter, minus
K-FIT’s
operating expenses for the quarter (including the Base Management Fee, expenses reimbursed to the Adviser under the administration agreement between
K-FIT
and the Adviser (the
“K-FIT
Administration Agreement”) and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee and any shareholder servicing and/or distribution fees).

Pre-Incentive
Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind
interest and zero coupon securities), accrued income that
K-FIT
has not yet received in cash.
Pre-Incentive
Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

K-FIT will pay the Adviser a Subordinated Incentive Fee on Income quarterly in arrears with respect to Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:

•	No Subordinated Incentive Fee on Income will be payable to the Adviser in any calendar quarter in which K-FIT’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate;

•
100% of dollar amount of
K-FIT’s
Pre-Incentive
Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than or equal to 1.43% in any calendar quarter (5.72% annualized) will be payable to the Adviser. This portion of
K-FIT’s
Subordinated Incentive Fee on Income that exceeds the Hurdle Rate but is less than or equal to 1.43% is referred to as the “
catch up
” and is intended to provide the Adviser with an incentive fee of 12.5% on all of
K-FIT’s
Pre-Incentive
Fee Net Investment Income when
K-FIT’s
Pre-Incentive
Fee Net Investment Income reaches 1.43% (5.72% annualized) on net assets in any calendar quarter; and

•
12.5% of the dollar amount of
K-FIT’s
Pre-Incentive
Fee Net Investment Income, if any, that exceeds 1.43% (5.72% annualized) on net assets in any calendar quarter will be payable to the Adviser once the Hurdle Rate and catch-up
have been achieved (12.5% of
K-FIT’s
Pre-Incentive
Fee Net Investment Income thereafter will be allocated to the Adviser).

You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to
Pre-Incentive
Fee Net Investment Income. Because of the structure of the incentive fee, it is possible that we may pay an Incentive Fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive
Pre-Incentive
Fee Net Investment Income in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.

The Adviser has agreed to waive the Subordinated Incentive Fee on Income during the Advisory Fee Waiver Period.

Incentive Fee Based on Capital Gains

(2) The second part of the Incentive Fee, referred to as the “Incentive Fee on Capital Gains,” will be an incentive fee on capital gains and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the
K-FIT
Advisory Agreement) commencing with the end of the first calendar year in which the BDC Election Date occurs. This fee will equal 12.5% of
K-FIT’s
incentive fee capital gains, which will equal
K-FIT’s
realized capital gains on a cumulative basis from the BDC Election Date,

calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis from the BDC Election Date, less the aggregate amount of any previously paid Incentive Fee on Capital Gains. For purposes of calculating the Incentive Fee on Capital Gains under the
K-FIT
Advisory Agreement, the cost basis for any investment as of the BDC Election Date will be deemed to be the most recently determined fair value for such investment as of the BDC Election Date, determined in accordance with the Adviser’s valuation policies and procedures.

On a quarterly basis,
K-FIT
will accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.
K-FIT
will include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual will reflect the incentive fees that would be payable to the Adviser if
K-FIT’s
entire portfolio was liquidated at its fair value as of the balance sheet date even though the Adviser is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized. In no event will the capital gains incentive fee payable pursuant to the
K-FIT
Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

Any of the fees payable to the Adviser under the K-FIT Advisory Agreement for any partial month or calendar quarter will be appropriately prorated.

The
K-FIT
Board, including a majority of the members of the
K-FIT
Board that are considered independent and are not “interested persons” (as defined in the 1940 Act) of the Company,
K-FIT
or the Adviser (the
“K-FIT
Independent Trustees”), oversees and monitors
K-FIT’s
investment performance and, beginning with the second anniversary of the effective date of the
K-FIT
Advisory Agreement, will annually review the compensation
K-FIT
pays to the Adviser to determine that the provisions of the
K-FIT
Advisory Agreement are carried out.

The Company Board, including a majority of the Company Independent Trustees, oversees and monitors the Company’s investment performance and, beginning with the second anniversary of the effective date of the Company Advisory Agreement, will annually review the Company Advisory Agreement to determine that the provisions of the Company Advisory Agreement are carried out. The individuals composing the
K-FIT
Board and the Company Board are identical.

ADMINISTRATION
The terms of the administration agreement between the Company and the Adviser (the “Company Administration Agreement” and together with the
K-FIT
Administration Agreement, the “Administration Agreements”) are substantially similar to those of the
K-FIT
Administration Agreement. The Company will incur separate

expenses under the Company Administration Agreement related to services provided under the Company Administration Agreement.

The Adviser oversees
the day-to-day operations
of
K-FIT
and the Company including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities, and other administrative services. The Adviser also performs, or oversees the performance of, corporate operations and required administrative services for each of
K-FIT
and the Company, which includes being responsible for the financial records that each entity is required to maintain and preparing reports for their respective shareholders and reports filed with the SEC. In addition, the Adviser assists
K-FIT
and the Company in calculating their respective NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to shareholders, and generally overseeing the payment of expenses and the performance of administrative and professional services rendered to each entity by others.

Pursuant to the Administration Agreements, each of
K-FIT
and the Company reimburses the Adviser for expenses necessary to perform services related to their respective administration and operations, including the Adviser’s allocable portion of the compensation and related expenses of certain personnel of KKR Credit and FS Investments providing administrative services to each entity (as applicable) on behalf of the Adviser.
K-FIT
and the Company each reimburse the Adviser no less than monthly for all costs and expenses incurred by the Adviser in performing its obligations and providing personnel and facilities under the respective Administration Agreements. The Adviser allocates the cost of such services to
K-FIT
or the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The
K-FIT
Board and the Company Board, as applicable, will review the methodology employed in determining how the expenses are allocated to the respective entity and the proposed allocation of administrative expenses among
K-FIT,
the Company and certain affiliates of the Adviser. The
K-FIT
Board and the Company Board will then assess the reasonableness of such reimbursements for expenses allocated to
K-FIT
or the Company, as applicable, based on the breadth, depth and quality of such services as compared to the estimated cost to the relevant entity of obtaining similar services from third-party service providers known to be available. In addition, the
K-FIT
Board and the Company Board will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the
K-FIT
Board and the Company Board will compare the total amount paid to the Adviser for such services as a percentage of the respective entity’s net assets to the same ratio as reported by other BDC’s comparable to
K-FIT.

K-FIT and the Company have contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by the Adviser, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance.

OPERATING EXPENSES	All personnel of the Adviser, when and to the extent engaged in providing investment advisory services under the Advisory Agreements, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser or its affiliates and not by the Company or
K-FIT.

The Company otherwise directly bears all expenses incurred in its operation, including amounts that the Company reimburses to the Adviser for services provided under the Company Administration Agreement, and indirectly bears its pro rata portion of all expenses incurred by
K-FIT
based on the Company’s ownership of
K-FIT
Class I Shares, including amounts that
K-FIT
reimburses to the Adviser for services provided under the
K-FIT
Administration Agreement.

K-FIT
and the Company, either directly or through reimbursement to the Adviser under the Administration Agreements, will bear all other costs and expenses of their respective operations and transactions not specifically assumed by the Adviser pursuant to the Advisory Agreements (and subject to a cap of $1.5 million on organizational expenses to be borne by
K-FIT,
above which amount the Adviser has agreed to be responsible for all organizational expenses of
K-FIT),
including (without limitation), those set forth in this Memorandum under “Company and
K-FIT
Expenses.” See “Summary of Fees and Expenses” and “Company and
K-FIT
Expenses.”

ORGANIZATIONAL AND OFFERING EXPENSES
With respect to
K-FIT,
the Adviser has agreed to advance all of our organizational and offering expenses on our behalf (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between
K-FIT’s
systems and those of our participating brokers, reasonable bona fide due diligence expenses of participating brokers supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of our transfer agent, fees to attend retail seminars sponsored by participating brokers and costs, expenses and reimbursements for travel (provided that
K-FIT
shall not be required to bear the cost of private airfare in excess of comparable first-class/business rates on a commercial airline, if available), meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, brokers, registered investment advisors or financial or other advisors, but excluding the shareholder servicing and/or distribution fee) through a date determined by the Adviser in its discretion.
K-FIT
has no obligation to reimburse the Adviser for

such advanced expenses until the initial issuance of
K-FIT
Class I Shares to
non-affiliated
investors in the
K-FIT
Private Offering. At such time, the Adviser may elect to cover such expenses pursuant to the
K-FIT
Expense Support Agreement (as defined below). In addition, in no event will
K-FIT
bear in excess of $1.5 million in organizational expenses; the Adviser has agreed to be responsible for any organizational expenses in excess of $1.5 million.

Similarly, the Adviser has agreed to advance all organizational and offering expenses with respect to the Company, subject to the same conditions; provided, however, that there is no cap on the Company’s organizational expenses. The Company has no obligation to reimburse the Adviser for such advanced expenses until the initial issuance of Company Shares to non-affiliated
investors in the Company Private Offering.

The Company will indirectly bear its pro rata portion of such costs incurred by K-FIT based on its ownership of K-FIT Class I Shares.

DISTRIBUTIONS AND DISTRIBUTION REINVESTMENT PLAN
The Company:
To the extent that the Company has taxable income available, it is the Company’s intention to distribute to Shareholders (by way of dividend) promptly upon receipt of any amounts distributed to the Company by
K-FIT.
Distributions will be distributed to Shareholders upon declaration and authorization by the Company Board pro rata
to each Shareholder’s holding of Company Shares, subject to maintenance of reserves. The Company is entitled to withhold from any distribution to be made to a Shareholder amounts necessary to create, in the Company Board’s discretion (in consultation with the Adviser), appropriate reserves for expenses and liabilities of the Company and such Shareholder, including, but not limited to, amounts in respect of Company expenses and withholding or other taxes, and other expenses attributable to such Shareholder.

Similar to
K-FIT
(as described below), the Company has adopted a distribution reinvestment plan, pursuant to which it will reinvest all cash dividends declared by the Company Board on behalf of holders of Company Shares who do not elect to receive their dividends in cash. As a result, if the Company Board authorizes, and the Company declares, a cash dividend or other distribution, then the holders of Company Shares who have not opted out of the Company’s distribution reinvestment plan will have their cash distributions automatically reinvested in additional Company Shares, rather than receiving the cash dividend or other distribution. Distributions on fractional Company Shares will be credited to each participating shareholder’s account to three decimal places. Clients of certain participating brokers that do not permit automatic enrollment in the Company’s distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Company Shares.

The purchase price for shares purchased under the distribution reinvestment plan will be equal to the most recent NAV per share for such shares at the time the distribution is payable. Neither
K-FIT
shareholders nor Company shareholders will pay upfront selling commissions when purchasing shares under the relevant distribution reinvestment plan; however, all Class S Shares, including those purchased under the distribution reinvestment plan, will be subject to ongoing shareholder servicing and/or distribution fees. See “Distributions.”

K-FIT:
To the extent that
K-FIT
has taxable income available,
K-FIT
intends to make distributions to holders of its
K-FIT
Class I Shares and the
K-FIT
Series A Preferred Shares.
K-FIT
intends to make monthly distributions to holders of its
K-FIT
Class I Shares commencing with the quarter ending September 30, 2023, and such distributions are recorded on the record date. All such distributions will be paid at the discretion of the
K-FIT
Board and will depend on our earnings, financial condition, maintenance of our tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as the
K-FIT
Board may deem relevant from time to time. As a result, our distribution rates and payment frequency may vary from time to time.

The
K-FIT
Board’s discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of our investment company taxable income.

K-FIT
intends to make dividends and distributions to the holders of the
K-FIT
Series A Preferred Shares semi-annually on or before June 30 and December 31 of each year. Dividends and distributions to preferred shareholders will be payable to holders of record at the close of business on the applicable record date, which shall be the fifteenth day of the calendar month in which the applicable dividend payment date falls or on such other date designated by the
K-FIT
Board for the payment of dividends to preferred shareholders that is not more than 30 nor less than ten days prior to such dividend payment date.

There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings, return of capital or proceeds of the
K-FIT
Private Offering will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the
K-FIT
Private Offering.

K-FIT
has adopted a distribution reinvestment plan whereby holders of
K-FIT
Class I Shares (other than clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan) will have their cash distributions automatically reinvested in additional
K-FIT
Class I Shares unless they elect to receive their distributions in cash. See “Distributions.”

EXPENSE SUPPORT AGREEMENTS	Pursuant to separate expense support and conditional reimbursement agreements entered into by the Adviser with each of the Company and
K-FIT
(together, the “Expense Support Agreements” and, individually, either the “Company Expense Support Agreement” or the
“K-FIT
Expense Support Agreement,” as applicable), the Adviser may reimburse the Company and
K-FIT
for expenses to ensure that each of the Company and
K-FIT
bear a reasonable level of expenses in relation to their income.

The Company:
Under the Company Expense Support Agreement with the Adviser, the Adviser may elect to pay certain of the Company’s expenses on the Company’s behalf, including, but not limited to, organizational and offering expenses and any of the Company’s expenses related to investor relations, outside legal counsel and other outside advisors and experts, finance, operations and administration (each, a “Company Expense Payment”), provided that no portion of the payment will be used to pay any interest expense or distribution and/or shareholder servicing fees of the Company. Any Company Expense Payment that the Adviser has committed to pay must be paid by the Adviser to the Company in any combination of cash or other immediately available funds no later than 90 days after such commitment was made in writing, and/or offset against amounts due from the Company to the Adviser or its affiliates.

Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Company’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess referred to as “Excess Operating Funds”), the Company will pay such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Company Expense Payments made by the

Adviser to the Company within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Company are referred to as a “Reimbursement Payment.” “Available Operating Funds” means the sum of (i) the Company’s net investment income (excluding organizational and offering costs and extraordinary expenses, taxes (including excise tax) and accrued capital gains incentive fees on unrealized appreciation) and (ii) the Company’s net capital gains.

The amount of the Reimbursement Payment for any calendar month will equal the lesser of (i) the Excess Operating Funds in such month and (ii) the aggregate amount of all Company Expense Payments made by the Adviser to the Company within three years prior to the last business day of such calendar month that have not been previously reimbursed by the Company to the Adviser; provided that the Adviser may waive its right to receive all or a portion of any Reimbursement Payment in any particular calendar month, in which case such waived amount will remain unreimbursed Company Expense Payments reimbursable in future months pursuant to the terms of the Company Expense Support Agreement.

The Company’s obligation to make a Reimbursement Payment will automatically become a liability of the Company on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month. The Reimbursement Payment for any calendar month will be paid by the Company to the Adviser in any combination of cash or other immediately available funds as promptly as possible following such calendar month and in no event later than 90 days after the end of such calendar month.

K-FIT:
The terms of the
K-FIT
Expense Support Agreement are substantially similar to those of the Company Expense Support Agreement. Shareholders are indirectly subject to the
K-FIT
Expense Support Agreement due to the Company investing substantially all of its assets in
K-FIT.

Termination:
The Company,
K-FIT
or the Adviser may terminate the relevant Expense Support Agreement at any time, with or without notice, without the payment of any penalty, provided that any expense payments that have not been reimbursed by the Company or
K-FIT,
as applicable, to the Adviser will remain the obligation of the Company or
K-FIT,
as applicable, following any such termination, subject to the terms of the Expense Support Agreements.

See “Company and K-FIT Expenses.”

PLAN OF DISTRIBUTION	The Company Private Offering is a continuous offering of Company Shares as permitted by the federal securities laws.

The Company is offering an unlimited number of Company Shares pursuant to this Memorandum on a “best efforts” basis through the Placement Agents, KKR Capital Markets LLC and FS Investment

Solutions, LLC, which are registered broker-dealers affiliated with the Adviser. Other broker-dealers will be engaged by the Placement Agents to assist in the sale of the Company Shares on a best efforts basis. Because this is a “best efforts” offering, the Placement Agents must only use their best efforts to sell the Company Shares, which means that no underwriter, broker or other person will be obligated to purchase any Company Shares. KKR Capital Markets LLC is headquartered at 30 Hudson Yards, New York, New York 10001. FS Investment Solutions, LLC is headquartered at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

The Company Shares will be offered on a monthly basis through the Placement Agents. As discussed below, we may authorize one or more selling agents to receive orders on the Placement Agents’ behalf. Class S Shares will be offered at NAV per share (measured as of the end of the immediately preceding month), plus any applicable sales load and placement agent fees. A selling agent may establish different minimum investment requirements than us and may also independently charge investors, in lieu of the sales load, transaction fees and additional amounts (which may vary) in return for its services, which will reduce an investor’s return. Shares purchased through selling agents will normally be held in the specific investor’s account with that firm. Investors should consult with their selling agents about the sales load and any additional fees or charges their selling agents might impose on Company Shares.

The Company Shares offered pursuant to this Memorandum are not expected to be listed on any national securities exchange, and neither the Placement Agents nor the participating brokers intend to act as market-makers with respect to Company Shares. Because no public market is expected for the Company Shares, outside of the Company’s planned discretionary share repurchase program (which will coincide with
K-FIT’s
discretionary share repurchase program), Shareholders will likely have limited ability to sell their Company Shares until there is a liquidity event for the Company or for
K-FIT.
The Company Board or the
K-FIT
Board may amend or suspend the respective share repurchase program if in their reasonable judgment they deem such action to be in the Company’s or
K-FIT’s
best interest and the best interest of shareholders. As a result, Company Share repurchases may not be available each quarter.

The Company intends to sell Company Shares at an offering price that the Company believes reflects the NAV per share as determined in accordance with the Adviser’s valuation policy, plus any applicable sales load and placement agent fees. The Company Board has approved the Adviser’s valuation policy, is responsible for overseeing its application and has designated the Adviser as the Company’s valuation designee under Rule
2a-5
under the 1940 Act. Similarly, the
K-FIT
Board has approved the Adviser’s valuation policy, is responsible for overseeing its application and has designated the Adviser as
K-FIT’s
valuation designee under Rule
2a-5
under the 1940 Act.

Each issuance of Company Shares will be subject to the limitations of Section 23(b) under the 1940 Act, which generally prohibits the Company from issuing Company Shares at a price below the then-current NAV of the Company Shares as determined within 48 hours, excluding Sundays and holidays, of such issuance (taking into account any investment valuation adjustments from the latest quarterly valuation date in accordance with the Adviser’s valuation policy), subject to certain exceptions. The Company reserves the right, in its sole discretion and at any time, to sell Company Shares to investors subscribing after the initial closing date of the Company Private Offering at a price set above the NAV per share based on a variety of factors in order to fairly allocate initial offering, organizational and other expenses to such investors.

The minimum initial investment in Company Shares offered hereby is $2,500, after which additional investments must be in increments of $500. The minimum subsequent investment amount does not apply to purchases made under any distribution reinvestment plan. In addition, the Placement Agents, which are affiliates of the Adviser, may elect to accept smaller investments in their discretion.

OFFERING AND SERVICING COSTS
The Company:
Class S Shares will be subject to a maximum sales load of up to 3.0% of the offering price and may be subject to a placement agent fee of 0.5% of the offering price. Class S Shares may also forego a sales load in lieu of a brokerage commission imposed by a selling agent. Certain participating broker-dealers may offer Class S Shares subject to a placement agent fee of up to 1.5%, provided that the sum of the sales load and placement agent fee will not exceed 3.5% of the offering price.

Subject to any applicable Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation, the Company will pay the Placement Agents a shareholder servicing and/or distribution fee (“Servicing Fees”) for Class S Shares equal to 0.85% per annum of the NAV, as of the beginning of the first calendar day of the applicable month, of the Class S Shares.

The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of Servicing Fees charged. The Servicing Fees will be payable to the Placement Agents, but the Placement Agents anticipate that all or a portion of the Servicing Fees will be retained by, or reallowed (paid) to, eligible participating brokers and servicing broker-dealers for ongoing services performed by such broker-dealers. All or a portion of the Servicing Fees may be used to pay for sub-transfer
agency,
sub-accounting
and certain other administrative services that are not required to be paid pursuant to the shareholder servicing and/or distribution fees under applicable FINRA rules. The Company also may pay for these sub-transfer
agency,
sub-accounting
and certain other administrative services outside of the Servicing Fees and its Distribution and Servicing Plan, including but not limited to,

expenses associated with advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature, each as may be determined to be in the best interests of the Company. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. The Company will also pay or reimburse certain organizational and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses.

Investors should consult with their selling agents about the sales load and any additional fees or charges their selling agents might impose on Company Shares.

K-FIT:
K-FIT
has a Servicing Fee structure for the
K-FIT
Class I Shares substantially similar to the Company’s Servicing Fees for Class S Shares. However, pursuant to a fee waiver agreement (the “Rule
12b-1
Fee Waiver Agreement”) between
K-FIT
and each of the Placement Agents, the Placement Agents have agreed to waive the Servicing Fees for
K-FIT
Class I Shares in full during the term of the Rule
12b-1
Fee Waiver Agreement, and any such waived fees will not be subject to recoupment by the Placement Agents or any other person during or following the term of the Rule
12b-1
Fee Waiver Agreement. The Rule
12b-1
Fee Waiver Agreement will remain in effect until terminated by vote of the
K-FIT
Board, including the vote of a majority of the
K-FIT
Independent Trustees.

If the Multi-Class Exemptive Relief is granted to
K-FIT,
K-FIT
would be permitted to offer multiple classes of shares and impose varying sales loads, contingent deferred sales charges, and/or asset-based service and/or distribution fees. Sales loads and other fees imposed on other classes of shares, if any, may be less than the sales load, placement agent fee and the Servicing Fees for the Class S Shares and for the
K-FIT
Class I Shares, as applicable, which may cause returns on Class S Shares and the
K-FIT
Class I Shares to differ from returns on any other classes
K-FIT’s
common shares. The SEC has not yet granted the Multi-Class Exemptive Relief, and there is no assurance that such relief will be granted.

Adviser Compensation Payments:
The Adviser may pay additional compensation, out of its own funds and not as an additional charge to
K-FIT
or the Company, or investors, to selected brokers, dealers or other financial intermediaries, including affiliated broker dealers, for the purpose of introducing a selling agent to
K-FIT
or the Company and/or promoting the recommendation of an investment in the
K-FIT
Class I Shares or the Company Shares. Such payments made by the Adviser may be based on the aggregate purchase price of investors in
K-FIT
or the Company as determined by the Adviser. The amount of these payments is determined from time to time by the Adviser and may be substantial. See “Plan of Distribution.”

SUBSCRIPTION PROCESS	The Company will accept initial and additional purchases of Company Shares in connection with the Company Private Offering.

To purchase Company Shares in the Company Private Offering, an investor must complete and return an executed copy of the Subscription Agreement, with all required supporting materials, in accordance with the instructions therein and submit their subscription payment at the time of subscription.

Subscriptions to purchase Company Shares may be made on an ongoing basis, but investors may only purchase Company Shares pursuant to accepted subscription orders as of the first calendar day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month, plus any applicable sales load and placement agent fees), and to be accepted, a subscription request must be made with a completed and executed Subscription Agreement in good order, including satisfying any additional requirements imposed by the subscriber’s broker, and payment of the full purchase price of the Company Shares being subscribed at least five business days prior to the first calendar day of the month (unless waived by or on behalf of the Company).

If an investment is made through an individual retirement account (“IRA”), Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Company. In such case, the Company will send the confirmation and notice of its acceptance to the trustee.

See “Subscription Process” for more information.

TRANSFER OF COMPANY SHARES	Investors may generally sell, offer for sale, agree to sell, exchange, transfer, assign, pledge, hypothecate, grant any option to purchase or otherwise dispose of or agree to dispose of, in any case whether directly or indirectly (each, a “Transfer”) their Company Shares provided that the transferee, as applicable, satisfies applicable eligibility and/or suitability requirements and the Transfer is otherwise made in accordance with applicable securities, tax, anti-money laundering and other applicable laws and compliance with the terms of the Subscription Agreement. No Transfer will be effectuated except by registration of the Transfer on the Company’s books. Each transferee must agree to be bound by the restrictions set forth in the Subscription Agreement and all other obligations as an investor in the Company.

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES	Investment in the Company is open to employee benefit plans and other plans that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Code. We intend to conduct our affairs so that the assets of the Company and
K-FIT
should not be deemed to constitute “plan assets” for purposes of ERISA and Section 4975 of the Code.

Company Shares are considered a security issued by an investment company registered under the 1940 Act, and thus the assets of the Company are not anticipated to constitute “plan assets.” However,

K-FIT
Class I Shares are not currently a security issued by an investment company registered under the 1940 Act or a “publicly offered-security” and thus, until such time each class of equity interests in
K-FIT
is considered a “publicly-offered security” for purposes of ERISA, we will endeavor to limit investment in
K-FIT
Class I Shares by “Benefit Plan Investors” (within the meaning of the Plan Assets Regulation) so that Benefit Plan Investors in the aggregate hold (directly or indirectly through the Company) less than 25% of the total value of each class of
K-FIT’s
equity securities, as calculated in accordance with the Plan Assets Regulation (the “25% Test”), based upon assurances provided by investors, with the intent that the assets of
K-FIT
should not be considered “plan assets” under ERISA. Notwithstanding the foregoing, Benefit Plan Investors may hold 25% or more of the total value of any class of Company Shares, so long as such ownership does not cause the 25% Test to be exceeded with respect to
K-FIT.
In this regard, the Company is required to invest all of its investible assets in
K-FIT,
except for de minimis investments in cash for cash management purposes, and the Adviser shall not otherwise have any authority to make any other investment on the Company’s behalf. We currently intend that
K-FIT
Class I Shares will in the future qualify as a “publicly-offered security” for purposes of ERISA. After such time as all classes of
K-FIT
Class I Shares constitute “publicly-offered securities” for purposes of ERISA, it is not expected that
K-FIT’s
assets would be considered to be plan assets regardless of the level of investment by Benefit Plan Investors.

In order to satisfy the 25% Test prior to the time at which all classes of equity interests in
K-FIT
are considered “publicly-offered securities,” the Company may prohibit certain transfers of Company Shares, restrict investment by Benefit Plan Investors or take any other action deemed necessary or advisable to attempt to avoid the assets of
K-FIT
from being considered or being at a material risk of being considered “plan assets.” The Company will require certain representations or assurances from investors to determine the level of investment by Benefit Plan Investors.

Each prospective investor that is, or is acting on behalf of any employee benefit plan or other plan that is subject to ERISA or Section 4975 of the Code or to the provisions of any other federal, state, local,
non-U.S. or
other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), must independently determine that Company Shares are an appropriate investment for such investor, taking into account any obligations under ERISA, the Code and applicable Similar Laws.

Prospective investors should carefully review the matters discussed under “Certain ERISA and Other Considerations” and should consult with their own advisors as to the implications under ERISA, Section 4975 of the Code and Similar Law of making an investment in
K-FIT.

UNLISTED CLOSED-END STRUCTURE
Each of the Company and
K-FIT
has been organized as a
closed-end
management investment company. Additionally,
K-FIT
has elected to be regulated as a BDC under the 1940 Act.
Closed-end
funds differ from
open-end
management investment companies (commonly known as mutual funds) in that investors in a closed-end
fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end
funds, which typically list their shares on a securities exchange, the Company does not currently intend to list the Company Shares for trading on any securities exchange, and the Company does not expect any secondary market to develop for the Company Shares in the foreseeable future. Therefore, an investment in the Company, unlike an investment in a typical closed-end
fund, is not a liquid investment.

The Company believes that an unlisted
closed-end
structure is most appropriate for the long-term nature of
K-FIT’s
strategy. With
K-FIT’s
strategies and types of investments, the ability to hold positions—through all manner of market environments—is crucial. Features that interfere with this ability (such as daily redemptions that cause the premature sale of investments) could impair
K-FIT’s
ability to execute its investment strategy. Accordingly, an unlisted closed-end
structure helps
K-FIT
achieve its investment objectives. The NAV of the Company Shares may be volatile. As the Company Shares are not traded, investors will not be able to dispose of their investment in the Company no matter how poorly the Company or
K-FIT
performs. Because exchange-traded
closed-end
funds do not redeem shares, they also could execute
K-FIT’s
buy-and-hold
strategy. Because a
closed-end
fund’s shares can trade at a discount to NAV, they may present an attractive opportunity to investors.

VALUATIONS
The Company:
The Company expects to determine the NAV for the Company Shares each month, as determined in accordance with the Adviser’s valuation methodologies described below and utilizing the NAV for
K-FIT
Class I Shares. The NAV per share for the Company Shares will be determined by dividing the value of total assets attributable to the Company Shares (which will be primarily based on the value of the Company’s interest in
K-FIT
using the NAV of
K-FIT
Class I Shares provided by
K-FIT)
minus liabilities attributable to the Company Shares by the total number of Company Shares outstanding at the date as of which the determination is made. Valuations of Company investments will be disclosed quarterly in reports filed with the SEC.

K-FIT:
We expect to determine our NAV for
K-FIT
Class I Shares at least monthly. The NAV per share for
K-FIT
Class I Shares is determined by dividing the value of total assets attributable to the class minus liabilities attributable to the class by the total number of
K-FIT
Class I Shares outstanding at the date as of which the determination is made. In valuing the assets of the Company, the Adviser determines the value of each short-term cash investment of the Company, if any, and relies on a valuation of the Company’s investment in
K-FIT
less any further expenses or liabilities payable by the Company.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Adviser acting at the
K-FIT
Board’s direction. The Adviser has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has been designated by the
K-FIT
Board as the party responsible for applying the valuation methods for
K-FIT.
In such circumstances, securities may not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Adviser believes accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security.

See “Determination of Net Asset Value” for more information.

PERIODIC LIQUIDITY THROUGH SHARE REPURCHASE PROGRAM
The Company does not currently intend to list the Company Shares on any securities exchange and does not expect a public market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Company Shares for an indefinite time or at a desired price. Investors have no right to require the Company to redeem their Company Shares.

To provide Shareholders with limited liquidity, the Company expects to conduct quarterly repurchases of Company Shares. The Company’s assets consist primarily of its interest in K-FIT Class I Shares. Therefore, in order to finance the repurchase of Company Shares pursuant to the repurchase offers, the Company may find it necessary to liquidate all or a portion of its interest in K-FIT Class I Shares. As a result, the Company will not conduct a repurchase offer for Company Shares unless K-FIT simultaneously conducts a repurchase offer for K-FIT Class I Shares.

As each Company repurchase offer will generally be conducted in parallel with similar discretionary tender offers made by
K-FIT
with respect to
K-FIT
Class I Shares, when K-FIT makes a repurchase offer, the Company Board expects that it will authorize the corresponding offer for the Company.
K-FIT’s
quarterly tender offers generally are intended to treat Shareholders as if they were direct members of K-FIT and subject to K-FIT’s tender offer.
Beginning no later than the quarter ending December 31, 2023, and at the discretion of the K-FIT Board, K-FIT intends to commence its share repurchase program in which it intends to offer to repurchase, in each quarter, up to 5% of the K-FIT Class I Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. The K-FIT Board may amend or suspend the share repurchase program at any time if in its reasonable judgment it deems such action to be in K-FIT’s best interest and the best interest of its shareholders, such as when a repurchase offer would place an undue burden on K-FIT’s liquidity, adversely affect K-FIT’s operations or risk having an adverse impact on K-FIT that would outweigh the benefit of the repurchase offer. As a result, share repurchases may not be available each quarter.
The total number of K-FIT Class I Shares subject to a discretionary tender offer by K-FIT, and the terms of such repurchase offer, will be determined by the K-FIT Board in its complete and absolute discretion and such number of K-FIT Class I Shares may include all or any portion of the outstanding Company Shares.
The K-FIT Board may determine not to authorize a tender offer in any given quarter, from time to time, if such repurchases would not be in the best interests of its shareholders or would violate applicable law. There is no assurance that the K-FIT Board will exercise its discretion to offer to repurchase K-FIT Class I Shares or that there will be sufficient funds available to accommodate all of its shareholders’ requests for repurchase, including requests from the Shareholders indirectly through the Company. As a result, K-FIT may repurchase less than the full amount of K-FIT Class I Shares that shareholders request to have repurchased. If K-FIT does not repurchase the full amount of K-FIT Class I Shares that have been requested to be repurchased, or K-FIT determines not to make repurchases of K-FIT Class I Shares, K-FIT’s shareholders, and thus Shareholders, will likely not be able to dispose of their K-FIT Class I Shares or Company Shares, as applicable, even if K-FIT under-performs. Any periodic repurchase offers will be subject in part to K-FIT’s available cash and compliance with the RIC qualification and diversification rules and the 1940 Act.
Each Company tender offer conducted in parallel with a K-FIT discretionary quarterly tender offer is expected to be structured so as to repurchase Company Shares from Shareholders as if they were shareholders of K-FIT and subject to the terms of the repurchase at K-FIT. The Company’s ability to repurchase Company Shares depends entirely on K-FIT’s corresponding offer to repurchase outstanding K-FIT Class I Shares.
In all cases, the Company Board will authorize a tender offer to repurchase Company Shares only on terms that the Company Board determines to be fair to the Company, K-FIT and the Shareholders.
The Company’s schedule with respect to making tender offers, and the number of Company Shares subject to tender offer, will be based on operational considerations and various factors relating to the best interests of Shareholders, including, but not limited to, the intent that the Company pays Shareholders their repurchase proceeds, to the extent practicable, based on redemption proceeds received by the Company from
K-FIT
in connection with
K-FIT’s
applicable corresponding tender offer and to minimize the need for the Company to maintain cash or borrow money to meet the payment of repurchase proceeds.
In the event the amount of K-FIT Class I Shares tendered in K-FIT’s tender offer exceeds the repurchase offer amount, K-FIT may, in the K-FIT Board’s sole and absolute discretion either (i) accept the additional K-FIT Class I Shares permitted to be accepted pursuant to Rule 13e-4(f)(3) under the Exchange Act, (ii) increase the outstanding K-FIT Class I Shares that K-FIT is offering to purchase by up to 2% on the date of repurchase, (iii) extend the K-FIT tender offer, if necessary, and increase the amount of K-FIT Class I Shares that K-FIT is offering to purchase to an amount it believes sufficient to accommodate the excess K-FIT Class I Shares tendered as well as any K-FIT Class I Shares tendered during the extended K-FIT tender offer or (iv) accept a portion of the K-FIT Class I Shares tendered prior to or on the relevant expiration date for payment on a pro rata basis.
If the Company’s request to tender its K-FIT Class I Shares is part of an oversubscribed offer and therefore subject to acceptance on a pro rata basis, then Shareholders likewise should expect their tender of Company Shares to the Company in its corresponding tender offer to be accepted on a pro rata basis. The unaccepted portion of any tender of shares (whether K-FIT Class I Shares or Company Shares) made by a K-FIT shareholder pursuant to the K-FIT tender offer or by a Shareholder pursuant to a Company tender offer will not be automatically carried forward or given priority in connection with any future tender offer. Any Shareholder that wishes to have the Company repurchase Company Shares that were not accepted for repurchase in connection with a Company tender offer may again tender those Company Shares in connection with, and subject to the terms and conditions of, any future tender offer made by the Company.
Under K-FIT’s share repurchase program, to the extent K-FIT offers to repurchase K-FIT Class I Shares in any particular quarter, K-FIT expects to repurchase K-FIT Class I Shares pursuant using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter (the “Valuation Date”), which is expected to be after the expiration date for such tender offer. The value of a Shareholder’s Company Shares that are accepted for repurchase in a corresponding Company tender offer will be paid in cash within 65 days of the expiration of the applicable tender offer, and will be based on the relevant NAV per Company Share, which will be determined based on the NAV per share of K-FIT Class I Shares as of the Valuation Date for the corresponding K-FIT tender offer.
Shareholders whose Company Shares are repurchased by the Company will not be entitled to a return of any amount of sales load that was charged in connection with the Shareholder’s purchase of such Company Shares. Notice of each repurchase offer will be provided by the Adviser to Shareholders describing the terms of the offer, containing information investors should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.
Any offer to repurchase Company Shares will be conducted solely through written tender offer materials disseminated to each Shareholder and is not being made through this Memorandum. In the event K-FIT’s repurchase procedures are modified, the Company may, in its discretion, modify its repurchase procedures as necessary in order that the periodic repurchases by the Company continue to be made on terms and conditions substantially similar to those of K-FIT, with certain exceptions as noted above.
K-FIT and the Company intend to conduct their respective repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All shares purchased by pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares of K-FIT or the Company, as applicable.
While the Company intends to conduct quarterly repurchase offers as described above, the Company is not required to do so and may amend, suspend or terminate such repurchase offers at any time.
For more information regarding the Company’s and K-FIT’s discretionary share repurchase programs, see “Share Repurchase Program.”
Early Repurchase Deduction:
K-FIT shareholders and Shareholders should keep in mind that if they tender K-FIT Class I Shares or Company Shares in a tender offer with a Valuation Date that is within the 12-month period following the initial issue date of their tendered K-FIT Class I Shares or Company Shares, as applicable, K-FIT or the Company, as applicable, may repurchase such shares subject to an “early repurchase deduction” of 2% of the aggregate NAV of K-FIT Class I Shares or Company Shares repurchased, as applicable (an “Early Repurchase Deduction”). The Early Repurchase Deduction will be retained by K-FIT for the benefit of remaining holders of K-FIT Class I Shares. This Early Repurchase Deduction will also generally apply to minimum account repurchases, discussed below in “Share Repurchase Program.”

SUMMARY OF TAXATION
Each of the Company and
K-FIT
intends to elect to be treated as a RIC under Subchapter M of the Code. Accordingly, the Company and
K-FIT
generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that are currently distributed to Shareholders or
K-FIT
shareholders, as applicable. To qualify and maintain their qualification as RICs for U.S. federal income tax purposes, the Company and
K-FIT
must meet certain specified
source-of-income,
asset diversification, and annual minimum distribution requirements and with respect to at least 90% of their net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

FISCAL YEAR	For accounting purposes, the Company’s fiscal year is the 12-month period ending on December 31.

REPORTS TO SHAREHOLDERS
As soon as practicable after the end of each calendar year, the Company will furnish to Shareholders a statement on Form
1099-DIV
identifying the sources of the distributions paid by the Company to Shareholders for tax purposes. In addition, the Company will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

CONFLICTS OF INTEREST	The Adviser and certain of its affiliates may experience conflicts of interest in connection with the management of K-FIT and the Company.

RISK FACTORS
Investing in the Company involves risks, including the risk that a Shareholder may receive little or no return on their investment or that a Shareholder may lose part or all of their investment. Because the Company will invest substantially all of its assets in
K-FIT
Class I Shares, an investment in the Company carries all of the risks of an investment in
K-FIT.
For a more complete discussion of the risks of investing in the Company, and indirectly in
K-FIT,
see “Risk Factors.” The Company should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Company only if they can sustain a complete loss of their investment.

SUMMARY OF FEES AND EXPENSES
The following table illustrates the aggregate fees and expenses that the Company and
K-FIT
expect to incur and that Shareholders can expect to bear directly or indirectly. Under the
K-FIT
Advisory Agreement,
K-FIT
will pay the Adviser fees for investment management services consisting of a Base Management Fee and an Incentive Fee, in each case commencing on and after the BDC Election Date.
This table illustrates the fees and expenses of the Company that you will incur if you buy and hold Class S Shares. Because the Company and
K-FIT
have limited operating histories, these
expenses
are estimates.

Shareholder Transaction Expenses:
Maximum sales load imposed on purchases 1	3.50%
Early repurchase fee	2.00%

Annual Fund Expenses (as a percentage of average net assets attributable to Class S Shares) 2
Management fee 3	1.25%
Incentive fee 4	-%
Interest expenses and payments on borrowings 5	5.18%
Servicing fees 6	0.85%
Other expenses 7	1.25%

Total annual fund operating expenses	8.53%

Fees waived and/or expenses reimbursed 8	(1.25)%

Total annual fund operating expenses after fee waiver and/or expense reimbursement 8	7.28%

1
As Class S Shares are sold, investors will be subject to a maximum sales load of up to 3.0% of the offering price and may
be subject to a placement agent fee of 0.5% of the offering price. Class S Shares may also forego a sales load in lieu of a brokerage commission imposed by a selling agent. Certain participating broker-dealers may offer Class S Shares subject to a placement agent fee of up to 1.5%, provided that the sum of the sales load and placement agent fee will not exceed 3.5% of the offering price. Investors should consult with their selling agents about the sales load and any additional fees or charges their selling agents might impose on Class S Shares.

2
Assumes that the Company sells $500 million worth of Class S Shares (net of the sales load) during the following twelve months. As of March 31, 2023, the Company had net assets of $0 and
K-FIT
had net assets of approximately $17 million. Assuming the Company raises an additional $500 million of proceeds (net of the sales load) during the following twelve months, the Company would receive proceeds of approximately $500 million, resulting in estimated net assets of approximately $500 million and average net assets of approximately $250 million, based on the Company’s net assets of $0 as
of
June 30
, 2023. The amount assumes the Company uses $500 million of its proceeds to purchase
K-FIT
Class I Shares and that
K-FIT’s
net offering proceeds from such sales equal $500 million, resulting in estimated net assets of approximately $1 billion and average net assets of approximately $500 million, based on
K-FIT’s
net assets of approximately $17 million as of March 31, 2023 and assuming that
K-FIT
raises an additional $500 million in gross proceeds during the following twelve months from sales of
K-FIT
Class I Shares to persons other than the Company. Actual expenses will depend on the number of
K-FIT
Class I Shares that
K-FIT
sells in the
K-FIT
Private Offering and the amount of leverage
K-FIT
employs. For example, if
K-FIT
were to raise proceeds significantly less than this amount during the following twelve months,
K-FIT’s
expenses as a percentage of its average net assets would be significantly higher. There can be no assurance that either the Company or
K-FIT
will sell Class S Shares or
K-FIT
Class I Shares, as applicable, during the following twelve months in the amounts assumed in this footnote.

3
The Base Management Fee is paid to the Adviser at the
K-FIT
level. Commencing on and after the BDC Election Date, the Base Management Fee for
K-FIT
will be calculated at an annual rate of 1.25% of
K-FIT’s
average monthly net assets. The Base Management Fee for
K-FIT
will be payable quarterly in arrears, and will be calculated based on the average monthly value of
K-FIT’s
net assets during the most recently completed calendar quarter. For purposes of the
K-FIT
Advisory Agreement, “net assets” means
K-FIT’s
total assets less liabilities determined on a consolidated basis in accordance with GAAP. All or any part of the Base Management Fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Adviser determines. For the avoidance of doubt, no Base Management Fee shall be paid for any period occurring prior to the BDC Election Date.

3
7

4
The Incentive Fee is paid to the Adviser at the
K-FIT
level. The Incentive Fee for
K-FIT
consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee for
K-FIT
is based on a percentage of
K-FIT’s
income and a portion is based on a percentage of
K-FIT’s
capital gains. See “Management and Incentive Fees” for a full explanation of how the Incentive Fee is calculated.

The first part of the Incentive Fee, referred to as the “Subordinated Incentive Fee on Income,” is calculated and payable quarterly in arrears, commencing with the first full calendar quarter after the BDC Election Date, based on
K-FIT’s
“Pre-Incentive
Fee Net Investment Income” for the immediately preceding quarter (or portion thereof with respect to the quarter in which the BDC Election Date occurs). The payment of the Subordinated Incentive Fee on Income is subject to the 1.25% (5.0% annualized) Hurdle Rate, subject to a “catch up” feature.
The second part of the Incentive Fee, referred to as the “Incentive Fee on Capital Gains,” is an incentive fee on capital gains and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the
K-FIT
Advisory Agreement) commencing with the end of the first calendar year in which the BDC Election Date occurs. This fee equals 12.5% of
K-FIT’s
incentive fee capital gains, which equals
K-FIT’s
realized capital gains on a cumulative basis from the BDC Election Date, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis from the BDC Election Date, less the aggregate amount of any previously paid Incentive Fee on Capital Gains. For purposes of calculating the Incentive Fee on Capital Gains under the
K-FIT
Advisory Agreement, the cost basis for any investment as of the BDC Election Date is deemed to be the most recently determined fair value for such investment as of the BDC Election Date, determined in accordance with the Adviser’s valuation policies and procedures. On a quarterly basis,
K-FIT
accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.
K-FIT
includes unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to the Adviser if
K-FIT’s
entire portfolio was liquidated at its fair value as of the balance sheet date even though the Adviser is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized. In no event will the capital gains incentive fee payable pursuant to the
K-FIT
Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
Any of the fees payable to the Adviser under the
K-FIT
Advisory Agreement for any partial month or calendar quarter are appropriately prorated.
Because the example above assumes a 5.0% annual return, as required by the SEC, no Incentive Fee would be payable in the following twelve months.

5
The Company is not expected to borrow funds, but
K-FIT
may borrow funds to make investments. The figure in the table assumes the use of leverage by
K-FIT
through a credit facility and preferred shares representing 72% of average net assets at an estimated annual interest rate expense to
K-FIT
of 7.2%, which is based on the interest rate expected to be applicable under
K-FIT’s
credit facilities and the current dividends payable on the preferred shares at an annual dividend rate equal to 12.0%.
K-FIT
may use other forms of leverage, which may be subject to different interest expenses than those estimated above. The actual amount of interest expense borne by
K-FIT
and indirectly the Company will vary over time in accordance with the level of
K-FIT’s
use of leverage and variations in market interest rates.

6
The Company and
K-FIT
have each entered into placement agent agreements (each a “Placement Agent Agreement” and, together, the “Placement Agent Agreements”) with each of the Placement Agents, pursuant to which the Placement Agents will agree to, among other things, manage the Company’s and
K-FIT’s
respective relationships with third-party brokers engaged by the Placement Agents to participate in the distribution of Company Shares and
K-FIT
Class I Shares, respectively, which are referred to as “participating brokers,” and financial advisors. Pursuant to the Company’s Placement Agent Agreements, the Company will pay the Placement Agents a Servicing Fee for Class S Shares equal to 0.85% per annum of the NAV, as of the beginning of the first calendar day of the applicable month, of the Class S Shares.

7
Other expenses include organizational and offering costs, accounting, legal and auditing fees of the Company and
K-FIT,
as well as the reimbursement of the compensation of administrative personnel and fees payable to the trustees who do not also serve in an executive officer capacity for the Company,
K-FIT
or the Adviser. In addition, other expenses include excise taxes paid. The amount presented in the table estimates the amounts the Company and
K-FIT
expect to pay during the following twelve months, assuming
K-FIT
raises $1 billion of proceeds during such time.

3
8

8	The Adviser has agreed to waive the Base Management Fee and the Subordinated Incentive Fee on Income during the Advisory Fee Waiver Period.
Separately, the Company has entered into the Company Expense Support Agreement with the Adviser. Under the Company Expense Support Agreement with the Adviser, the Adviser may elect to make Company Expense Payments on the Company’s behalf, provided that no portion of the payment will be used to pay any interest expense or distribution and/or shareholder servicing fees of the Company. Any Company Expense Payment that the Adviser has committed to pay must be paid by the Adviser to the Company in any combination of cash or other immediately available funds no later than 90 days after such commitment was made in writing, and/or offset against amounts due from the Company to the Adviser or its affiliates.
Following any calendar month in which there are Excess Operating Funds, the Company will make Reimbursement Payments for such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Company Expense Payments made by the Adviser to the Company within three years prior to the last business day of such calendar month have been reimbursed.
The amount of the Reimbursement Payment for any calendar month will equal the lesser of (i) the Excess Operating Funds in such month and (ii) the aggregate amount of all Company Expense Payments made by the Adviser to the Company within three years prior to the last business day of such calendar month that have not been previously reimbursed by the Company to the Adviser; provided that the Adviser may waive its right to receive all or a portion of any Reimbursement Payment in any particular calendar month, in which case such waived amount will remain unreimbursed Company Expense Payments reimbursable in future months pursuant to the terms of the Company Expense Support Agreement.
The Company’s obligation to make a Reimbursement Payment will automatically become a liability of the Company on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month. The Reimbursement Payment for any calendar month will be paid by the Company to the Adviser in any combination of cash or other immediately available funds as promptly as possible following such calendar month and in no event later than 90 days after the end of such calendar month.
K-FIT
has also entered into the
K-FIT
Expense Support Agreement with the Adviser, the terms of which are substantially similar to those of the Company Expense Support Agreement. Shareholders are indirectly subject to the
K-FIT
Expense Support Agreement due to the Company investing substantially all of its assets in
K-FIT.
The Company,
K-FIT
or the Adviser may terminate the relevant Expense Support Agreement at any time, with or without notice, without the payment of any penalty, provided that any expense payments that have not been reimbursed by the Company or
K-FIT,
as applicable, to the Adviser will remain the obligation of the Company or
K-FIT,
as applicable, following any such termination, subject to the terms of the Expense Support Agreements.
Example
1
The following example illustrates the expenses that you would pay on a $1,000 investment in Company Shares, assuming (i) total annual expenses of net assets attributable to the Company Shares remains the same, (ii) a 5% annual return, (iii) reinvestment of all dividends and distributions at NAV, (iv) application of the maximum 3.5% Sales Load and (v) application of the Adviser’s waiver of the Base Management Fee and the Subordinated Incentive Fee on Income during the Advisory Fee Waiver Period, Company Expense Support Agreement and the
K-FIT
Expense Support Agreement:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$124	$260	$404	$723

1	The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.
The following example illustrates the operation and calculation of the Incentive Fee on Capital Gains that may be payable by K-FIT to the Adviser under the K-FIT Advisory Agreement (and thus borne by K-FIT shareholders, including the Company)

3
9

Incentive Fee on Capital Gains
*
Scenario 1
Assumptions
Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”).
Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million.
Year 3: FMV of Investment B determined to be $25 million.
Year 4: Investment B sold for $31 million.
The incentive fee on capital gains would be:
Year 1: None.
Year 2: Incentive fee on capital gains of $3.75 million ($30 million realized capital gains on sale of Investment A multiplied by 12.5%).
Year 3: None
g
$3.125 million (12.5% multiplied by ($30 million cumulative realized capital gains less $5 million cumulative capital depreciation)) less $3.75 million (previous capital gains fee paid in Year 2).
Year 4: Incentive fee on capital gains of $125,000
g
$3.875 million ($31 million cumulative realized capital gains multiplied by 12.5%) less $3.75 million (incentive fee on capital gains paid in Year 2).
Scenario 2
Assumptions
Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”).
Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million.
Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million.
Year 4: FMV of Investment B determined to be $35 million.
Year 5: Investment B sold for $20 million.
The incentive fee on capital gains, if any, would be:
Year 1: None.
Year 2: $3.125 million incentive fee on capital gains
g
12.5% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B).
Year 3: $875,000 incentive fee on capital gains
g
$4 million (12.5% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $3.125 million incentive fee on capital gains paid in Year 2.

*
The returns shown are for illustrative purposes only. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.

Year 4: $375,000 incentive fee on capital gains
g
$4.375 million ($35 million cumulative realized capital gains multiplied by 12.5%) less $4 million cumulative incentive fee on capital gains paid in Year 2 and Year 3.
Year 5: None
g
$3.125 million (12.5% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $4.375 million cumulative incentive fee on capital gains paid in Year 2, Year 3 and Year 4.

THE COMPANY AND
K-FIT
Unless context suggests otherwise, the use in this Memorandum of the terms
“K-FIT,”
“we,” “us” or “our” refer to
K-FIT.
The Company will invest substantially all of its assets in
K-FIT.
The Company is a newly organized,
non-diversified,
closed-end
management investment company that is registered under the 1940 Act. The Company was organized as a Delaware statutory trust on April 19, 2023 and has no operating history. The Company intends to commence operations following the date of its first investment in
K-FIT
Class I Shares.
The Company’s primary investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The Company will pursue its investment objectives by investing substantially all of the net proceeds from the Company Private Offering in
K-FIT
Class I Shares, except for de minimis investments in cash for cash management purposes. Because the Company will invest substantially all of its assets in
K-FIT
Class I Shares, the Company and
K-FIT
effectively have the same investment objectives and strategies.
K-FIT
is a
non-diversified
closed-end
management investment company that has elected to be regulated as a BDC under the 1940 Act.
K-FIT
was organized as a Delaware statutory trust on February 4, 2022 and has limited operating history. The principal office of the Company,
K-FIT
and the Adviser is located at 201 Rouse Boulevard, Philadelphia, PA 19112, and its telephone number is (215)
495-1150.
K-FIT
will make the investments described in this Memorandum with the net proceeds it receives in connection with the sale of
K-FIT
Class I Shares to the Company and any other investors in
K-FIT
in
K-FIT’s
continuous private offering.
K-FIT
will invest primarily in first lien, senior secured loans of private middle-market U.S. companies and, to a lesser extent, in certain ABF Investments and subordinated loans of private U.S. companies. When identifying prospective portfolio companies, we focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution investors that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:

•	Leading, defensible market positions.

•	Investing in stable companies with positive cash flow.

•	Proven management teams.

•	Private asset-based finance markets.

•	Private equity sponsorship.

•	Allocation among various issuers and industries.

•	Viable exit strategy.
For a further discussion of
K-FIT’s
principal investment strategies, see “Investment Objectives, Opportunities and Strategies.” There can be no assurance that the Company or
K-FIT
will achieve their investment objectives.
The investment adviser to
K-FIT
is FS/KKR Advisor, LLC. The Adviser oversees the management of
K-FIT’s
activities and is responsible for making investment decisions for
K-FIT’s
portfolio. Responsibility for monitoring and overseeing
K-FIT’s
investment program and its management and operation is vested in the individuals who serve on the
K-FIT
Board. Responsibility for monitoring and overseeing the Company’s investment program and its management and operation is vested in the individuals who serve on the Company Board. The same individuals serve on the Company Board and the
K-FIT
Board. See “Management of the Company and
K-FIT.”

4
2

THE ADVISER
The Company and
K-FIT
are each externally managed by the Adviser, FS/KKR Advisor, LLC, a registered investment adviser under the Advisers Act that is jointly operated by KKR Credit and by an affiliate of FS Investments, FSJV Holdco, LLC. Subject to the overall supervision of the Company Board and
K-FIT
Board, respectively, and in accordance with the 1940 Act, the Adviser manages the Company’s and
K-FIT’s day-to-day operations
and provides each with investment advisory services pursuant to the terms of the Advisory Agreements and performs, or oversees the performance of, the Company’s and
K-FIT’s
corporate operations and required administrative services pursuant to the terms of the Administration Agreements. Under the Advisory Agreements, the Adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.
The Adviser is a Delaware limited liability company, located at 201 Rouse Boulevard, Philadelphia, PA 19112. The Adviser is a partnership between KKR Credit and an affiliate of FS Investments, FSJV Holdco, LLC. The management of our investment portfolio is the responsibility of the Adviser’s investment committee (the “Investment Committee”), which is currently comprised of four appointees of KKR Credit and four appointees of FS Investments. See “Investment Management of the Company and
K-FIT”
for more information regarding the Investment Committee. The chairperson and chief executive officer of the Company and
K-FIT,
Michael C. Forman, serves as the Adviser’s chairperson and chief executive officer.
KKR Credit and FS Investments
KKR Credit is a Delaware limited liability company, located at 555 California Street, 50 th
Floor, San Francisco, CA 94104, registered as an investment adviser with the SEC under the Advisers Act. It had over $197 billion of assets under management as of March 31, 2023 across investment funds, structured finance vehicles, specialty finance companies and separately managed accounts that invest capital in both liquid and illiquid credit strategies on behalf of some of the largest public and private pension plans, global financial institutions, university endowments and other institutional and public market investors. Its investment professionals utilize an industry and thematic approach to investing and benefit from access, where appropriate, to the broader resources and intellectual capital of KKR & Co. Inc., or KKR & Co. The funds and accounts in KKR & Co.’s private markets business line are managed by Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates, “KKR”), an SEC-registered investment
adviser, or one of its subsidiaries.
KKR Credit is a subsidiary of KKR & Co., a leading global investment firm with approximately $510 billion in assets under management as of March 31, 2023, that manages investments across multiple asset classes, including private equity, energy, infrastructure, real estate and credit, with strategic manager partnerships that manage hedge funds. KKR & Co. aims to generate attractive investment returns for its fund investors by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation with KKR & Co. portfolio companies. KKR & Co. invests its own capital alongside the capital it manages for fund investors and provides financing solutions and investment opportunities through its capital markets business.

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FS Investments is a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The firm provides access to alternative sources of income and growth, and focuses on setting industry standards for investor protection, education and transparency. FS Investments is headquartered in Philadelphia, PA, with offices in the United States, Europe and Asia. The firm had approximately $75 billion
1
in assets under management as of March 31, 2023.

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Total AUM for FS Investments estimated as of March 31, 2023. AUM represents the assets managed by FS Investments or its strategic partners as to which FS Investments is entitled to receive a fee or carried interest (either currently or upon deployment of capital) and general partner capital. FS Investments calculates the amount of AUM as of any date as the sum of: (i) the fair value of the investments of FS Investments’ investment funds; (ii) uncalled capital commitments from these funds, including uncalled capital commitments from which FS Investments is currently not earning management fees or carried interest; (iii) the value of outstanding CLOs (excluding CLOs wholly-owned by FS Investments); (iv) the fair value of FS KKR Capital Corp. joint venture assets and FS Energy & Power Fund joint venture assets; and (v) the fair value of other assets managed by FS Investments. The AUM also includes the estimated AUM of Portfolio Advisors, LLC as of December 31, 2022, which FS Investments acquired through a merger on June 30, 2023. AUM for Portfolio Advisor, LLC is measured as adjusted reported value plus unfunded commitments. FS Investments’ calculation of AUM may differ from the calculations of other asset managers and, as a result, FS Investments’ measurements of its AUM may not be comparable to similar measures presented by other asset managers. FS Investments’ definition of AUM is not based on any definition of AUM that may be set forth in agreements governing the investment funds, vehicles or accounts that it manages and is not calculated pursuant to any regulatory definitions.

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USE OF PROCEEDS
The Company will invest substantially all of the net proceeds from the Company Private Offering in
K-FIT
Class I Shares, except for de minimis investments in cash for cash management purposes.
K-FIT
intends to use the net proceeds from the Company Private Offering used to purchase
K-FIT
Class I Shares to (1) make investments in accordance with
K-FIT’s
investment strategy and policies, (2) reduce borrowings and repay indebtedness incurred under various financing agreements
K-FIT
may enter into, (3) fund repurchases under
K-FIT’s
share repurchase program, and (4) for general corporate purposes, including paying operating expenses and other various fees and expenses such as base management fees and incentive fees.

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INVESTMENT OBJECTIVES, OPPORTUNITIES AND STRATEGIES
Unless context suggests otherwise, the use in this Memorandum of the terms “K-FIT,” “we,” “us” or “our” refer to K-FIT. The Company will invest substantially all of its assets in K-FIT, as discussed below.
The Company’s and
K-FIT’s
primary investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. There can be no assurance that the Company or
K-FIT
will achieve their investment objectives.
The Company will seek to achieve its investment objectives by investing all of its investible assets in
K-FIT
Class I Shares, except for de minimis investments in cash for cash management purposes. All portfolio investments are made at
K-FIT
level; therefore, the Company’s investment results will correspond directly to the investment results of
K-FIT.
The Company’s investment objectives and strategies are not fundamental and may be changed by the Company Board without Shareholder approval.
Investment Objectives and Strategies
Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We seek to meet our investment objectives by:

•	utilizing the experience and expertise of the management team of the Adviser;

•	employing a defensive investment approach focused on long-term credit performance and principal protection;

•
focusing primarily on debt investments in a broad array of private U.S. companies, including middle-market companies, which we define as companies with annual EBITDA of $50 million to $150 million at the time of investment;

•	investing primarily in established, stable enterprises with positive cash flows; and

•
maintaining rigorous portfolio monitoring in an attempt to anticipate and pre-empt negative
credit events within our portfolio, such as an event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company.

We will pursue our investment objective by investing primarily in the debt of private middle-market U.S. companies with a focus on originated transactions sourced through the network of the Adviser and its affiliates. We define direct originations as any investment where the Adviser or its affiliates had negotiated the terms of the transaction beyond just the price, which, for example, may include negotiating financial covenants, maturity dates or interest rate terms. These directly originated transactions include participation in other originated transactions where there may be third parties involved, or a bank acting as an intermediary, for a closely held club, or similar transactions.
Once we have invested a substantial amount of proceeds from the
K-FIT
Private Offering, under normal circumstances and after we ramp up our portfolio, we expect that we will invest at least 60% of our total assets (net assets plus borrowings for investment purposes) in first lien, senior secured loans of private middle-market U.S. companies. We expect to also invest up to 30% of our total assets (net assets plus borrowings for investment purposes) in ABF Investments and, to a lesser extent, in subordinated loans of private U.S. companies. We expect downside protection to come in the form of investments backed by collateral and contractual rights negotiated with counterparties. Our ABF Investment strategy will focus on directly originated, private ABF Investments with a multi-sector investment approach that seeks the most attractive relative value and risk-adjusted returns (a measure of the excess return per unit of risk in an investment strategy) from investments across a range of sectors, such as Consumer/Mortgage Finance (e.g., auto loans), Contractual Cash Flows (e.g., royalties), Hard Assets (e.g., aircraft leasing) and Small-Medium Enterprises (e.g., real estate development lending), as well as instrument types, such as senior loans and junior capital.

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A majority of our ABF Investments are expected to be directly originated and proprietary, including through newly formed and/or existing lending and servicing platform businesses established by KKR Credit to access specific lending or servicing market opportunities that are otherwise difficult to access. In addition, a large majority of our ABF Investments are expected to be illiquid and otherwise not actively traded on an established market. We generally expect that the majority of our ABF Investments will not be eligible portfolio companies under the 1940 Act and, to the extent that such investments are not considered to be eligible portfolio companies, we will not treat the applicable ABF Investments as qualifying assets for purposes of Section 55(a) of the 1940 Act.
Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the OTC market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, including through a co-investment with
a financial sponsor or possibly the restructuring of an investment. In addition, a portion of our portfolio may be comprised of corporate bonds, structured products, other debt securities and derivatives, including total return swaps and credit default swaps.
The Adviser will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structures of our portfolio companies or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities reflects a lower value than deemed warranted by the Adviser’s fundamental analysis. Such investment opportunities may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders and structured products.
To a lesser extent, we may also invest in syndicated loans, which will generally be liquid, and may be used for the purposes of maintaining liquidity for our share repurchase program and cash management, while also presenting an opportunity for attractive investment returns.
Most of our investments will be in private U.S. companies, but (subject to compliance with BDCs’ requirement to invest at least 70% of its assets in private U.S. companies), we also expect to invest to some extent in European and other
non-U.S. companies,
but we do not expect to invest in emerging markets. We may invest in companies of any size or capitalization. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt was originated and directly negotiated by the Adviser or KKR Credit, with our co-investment
affiliates. From time to time, we may
co-invest
in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Adviser or KKR Credit, with our co-investment affiliates.
The first lien, senior secured loans and senior secured bonds in which we expect to invest generally have stated terms of three to seven years, and the subordinated debt investments that we expect to make (to a lesser extent) generally have stated terms of up to ten years, but the expected average life of such securities is generally three to four years. However, we may invest in loans and securities with any maturity or duration. Our debt investments may be rated by a NRSRO and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by
S&P), which are often referred to as “junk.” We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by a NRSRO.

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We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to
K-FIT’s
business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful.
Potential Market Opportunity
We believe significant investment opportunities will continue to present themselves in the senior secured loan asset class and private asset-based finance opportunities as well as investments in debt securities of middle-market companies.
Attractive Opportunities in First Lien, Senior Secured Loans
The variable rate structure of most first lien, senior secured loans present significant opportunities across the asset class, particularly within a rising interest rate environment. Additionally, the strong defensive characteristics inherent to many securities across the asset class make them compelling to many investors. Because first lien, senior secured debt has priority in payment among an issuer’s security holders (i.e., holders are due to receive payment before junior creditors and equity holders), they carry the least potential risk within the issuer’s capital structure. Further, first lien, senior secured debt investments are secured by the issuer’s assets, which may be seized in the event of a default. First lien, senior secured loans generally also carry restrictive covenants aimed at ensuring repayment before junior creditors, including unsecured bondholders and other security holders, preserving collateral to protect against credit deterioration.
Opportunity in Middle-Market Private Companies
In addition to investing in first lien, senior secured loan, we believe that the market for lending to private companies, particularly private middle-market companies within the United States, is underserved and presents a compelling investment opportunity. The following characteristics support our belief:

•
Large Target Market.
 Middle-market U.S. companies have historically represented a significant portion of the growth segment of the U.S. economy. These companies also often require substantial capital investment to grow their businesses. Historically, significant private equity capital has been available for investment in middle-market companies and we expect that private equity firms will continue to leverage their investments in middle-market companies with senior secured loans.

•
Limited Investment Competition.
 Despite the size of the market, regulatory changes and other factors have diminished the role of traditional financial institutions in providing financing to middle-market companies in favor of lending to large corporate clients and leading syndication efforts for capital markets transactions. Further, we believe a limited number of lenders are willing to hold large amounts of middle-market loans. As a result, we believe our ability to eliminate syndication risk by holding middle-market loans is a competitive advantage.

Lending and originating new loans to middle-market companies, which are often private, generally requires a greater dedication of a lender’s time and resources compared to lending to larger companies as it is often more difficult to make investments in, and acquire information about, smaller companies. Many investment firms lack the breadth and scale necessary to identify investment opportunities, particularly directly originated investments in middle-market companies, which may result in their overlooking many attractive investment opportunities. Middle-market companies also may require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, which often have relatively high-cost structures, are not suited to deal with these factors

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and instead emphasize services and transactions to larger corporate clients, resulting in a reduction in the availability of financing to middle-market companies.

•
Attractive Market Segment.
 The underserved nature of such a large segment of the market can at times create significant investment opportunities. In many environments, lending to middle-market companies may offer more attractive economics than lending to larger corporations in terms of transaction pricing, up-front and
ongoing fees, prepayment penalties, stricter covenants and quality collateral. In addition, middle-market companies often have simpler capital structures and carry less leverage than larger companies, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions.

Asset-Based Finance Opportunities
With respect to
K-FIT’s
ABF Investments strategy, our primary focus will be investment in attractive, directly originated, non-corporate
lending opportunities within the private asset-based finance sector. The well-documented retreat by banks from lending activity following the financial crisis of 2008 has had a major impact on non-corporate
lending activity, a segment that today comprises a far larger portion of the global debt capital markets and the real (
i.e.
, non-financial services) economy than corporate lending. Private asset-based finance is estimated to be a $5.2 trillion market globally, significantly larger than the global corporate direct lending market, reflecting an increase of approximately 67% from its estimated size in 2007 of $3.0 trillion, and 15% bigger than it was in 2020.
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Private asset-based finance includes investments in directly originated assets that derive returns from recurring, often contractual cash flows of large, diversified pools of underlying hard assets (
e.g.
, aircraft and industrial equipment) and financial (
e.g.
, bridge mortgages and auto loans) assets. By pursuing new, underserved and/or mispriced lending opportunities, the issuers of ABF Investments seek to generate uncorrelated returns for investors at a meaningful premium to other forms of private and traded credit.
To identify and assess ABF Investment themes and their related opportunity sets, KKR Credit will seek to leverage market intelligence and data gathered from around KKR Credit and its affiliates, including from the current portfolio at KKR of more than 100 private equity portfolio companies and over 1,200 traded credit holdings, in areas such as global macro-economics, demographic and industrial trends and new technology. Examples of our current investment themes include the Demand/Supply Imbalance in Housing, Digital Economy / “FinTech”, and Bank Capital Inefficiency. In addition, themes that are developed in one geographic region can be applied in other regions. In these instances, KKR Credit expects to use its global footprint and local offices to help a lending business expand and apply its lending model beyond its home market. Using industry relationships developed since KKR’s founding more than 45 years ago with corporate executives, board members and industry advisors, we will proactively pursue investments within our ABF Investment strategy that seek to harness pockets of inefficiency in lending markets and achieve differentiated investment outcomes.

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Source:
Integer Advisors and KKR Credit research estimates on latest available data as of September 30, 2022, sourced from country-specific official/trade bodies as well as company reports. Represents the global stock of private financial assets originated and held by non-banks,
related to household (including mortgages) and business credit. Excludes loans securitized or sold to agencies and assets acquired in capital markets or through other secondary/syndicated channels.

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Potential Competitive Strengths
We believe that we offer investors the following potential competitive strengths:
Large, scalable, global platform with seasoned investment professionals
We believe that the breadth and depth of the experience of the Adviser and its affiliates, which are dedicated to sourcing, structuring, executing, monitoring and harvesting a broad range of private investments, provide us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities. Our investment platform is supported by approximately 170 dedicated investment professionals at KKR Credit located in nine global cities. We also benefit from the expertise, network and resources of KKR & Co., which has over 650 investment professionals located in 21 global cities. The individual members of these teams have diverse investment backgrounds, with prior experience at investment banks, commercial banks, other asset managers and operating companies. We believe this diverse experience provides an in-depth understanding
of the strategic, financial and operational challenges and opportunities of middle-market companies.
Utilization of long-standing relationships and international capital market capabilities to source investments
The Adviser and its affiliates have worked diligently over many years to build strategic relationships with private equity firms, banks and trading desks globally. Our and our affiliates’ long history of serving as a reliable financing partner to middle-market sponsors, even during periods of significant market dislocation, has enhanced our reputation. We believe that our network of relationships will continue to produce attractive investment opportunities.
The Adviser also leverages the intellectual capital, industry experience and global network of KKR & Co.’s Capital Markets franchise to support the origination of new private credit investment opportunities. Through KKR & Co.’s Capital Markets franchise, the Adviser benefits from expanded sources of deal flow, real-time market intelligence on pricing trends and continuous dialogue with issuers and sponsors to provide holistic financing solutions to current and prospective portfolio companies. In addition, KKR & Co.’s Capital Markets franchise gives us the ability to access and originate larger transactions and enhances the Adviser’s ability to manage risk.
Focus on larger middle-market companies and
customized one-stop credit
solutions
We are focused on providing customized credit solutions to private upper middle-market companies, which we generally define as companies with annual EBITDA of at least $50 million at the time of our investment. Based on its size and scale, the KKR Credit platform is able to originate, commit to and hold positions in excess of $1 billion in a given transaction. This size allows us to serve in the lead financing role for certain larger middle-market companies with more than $150 million in EBITDA. During the year ended December 31, 2022, the KKR Credit platform deployed approximately $9.7 billion, almost entirely focused on the upper end of the middle market.
We believe our ability to underwrite an entire transaction provides financial sponsors and companies with a greater degree of financing certainty and further enhances our competitive position. The KKR Credit platform also offers a variety of financing structures and has the flexibility to structure investments to meet the needs of companies. Finally, we believe that the upper end of the middle-market is less competitive as fewer lenders have the requisite size and scale to provide holistic solutions for these companies.
Long-term investment horizon
Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we are not required to return capital to our shareholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, provides us with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.
Disciplined, income-oriented investment philosophy
The Adviser employs a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation.
Investment expertise across all levels of the corporate capital structure
The Adviser believes that its broad expertise and experience investing at all levels of a company’s capital structure enable us to manage risk while affording us the opportunity for significant returns on our investments. We attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.
Exposure to underserved,
hard-to-access,
and mispriced assets through asset-based finance opportunities
The Adviser believes that there is an expansive and growing opportunity within the private asset-based finance space, including opportunities across the aircraft, consumer finance, auto and equipment finance sectors, among others. The Adviser will seek to identify investments with strong collateral and downside protection, a low correlation to the broader markets and equity-like upside potential.
The Adviser anticipates growth in the private global asset-based finance market. As global economies eventually emerge and recover from the
COVID-19
pandemic, we expect the associated rebound in demand for credit to be confronted by renewed constraints on the supply of debt capital by traditional bank lenders as the global banking system retrenches to work with its largest borrowers and contends with growing non-performing
loan balances and renewed demands for lending restraint from financial regulators. In addition, we anticipate competition from other non-bank
lenders will diminish. In particular, we expect that weaker, non-bank
market participants in each segment, such as certain investment funds or specialty lenders, will either permanently exit the asset-based finance market or be forced to contract their lending activity due to inadequate capitalization or an inability to secure asset-based financing from risk-averse banks which, as noted above, we expect to refocus their attention on larger, more established businesses like KKR Credit.
The Adviser generally expects to focus on ABF Investment opportunities where KKR Credit has, in its opinion, a distinct competitive advantage through one or more of the following:

•	Proprietary sourcing through KKR’s extensive global network.

•
Underwriting and structuring capabilities aided by industry intelligence from KKR’s Private Markets business (including the Private Equity, Energy, Infrastructure and Real Estate teams) and KKR Credit’s Leveraged Credit business (including teams focused on our traded Senior Loan and High Yield Bond strategies).

•	Local market access and expertise accessed through regional teams based in KKR’s 21 offices across four continents.

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•	Access to a KKR’s robust senior adviser and industry advisor consultant network for strategic insights and operational leadership. 3
Maintenance of portfolio diversification
In addition to focusing our investments in private middle-market companies, we seek to invest across various industries. The Adviser monitors our investment portfolio to ensure we have acceptable industry balance, using industry and market metrics as key indicators. By monitoring our investment portfolio for industry balance, we seek to reduce the effects of economic downturns associated with any particular industry or market sector. Notwithstanding our intent to invest across a variety of industries, we may from time to time hold securities of a single portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management
investment company under the 1940 Act.
Investment Strategy
As set forth above, once we have invested a substantial amount of proceeds from the
K-FIT
Private Offering, under normal circumstances and after we ramp up our portfolio, we expect that we will invest at least 60% of our total assets (net assets plus borrowings for investment purposes) in first lien, senior secured loans of private middle-market U.S. companies. When identifying prospective portfolio companies, we expect to focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each portfolio company in which we choose to invest. These attributes are:

•
Leading, defensible market positions.
 We seek to invest in companies that have developed strong competitive positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

•
Investing in stable companies with positive cash flow.
 We seek to invest in established, stable companies with strong profitability and cash flows. Such companies, we believe, are well-positioned to maintain consistent cash flow to service and repay our loans and maintain growth in their businesses or market share. We do not intend to invest to any significant degree in start-up companies,
turnaround situations or companies with speculative business plans.

•
Proven management teams.
 We focus on companies that have experienced management teams with an established track record of success. We typically prefer our portfolio companies to have proper incentives in place, which may include non-cash and
performance-based compensation, to align management’s goals with ours.

•
Private asset-based finance markets
. With respect to our asset-based finance strategy, we focus principally on investments in directly originated, private credit investments that provide the opportunity for income and capital-appreciation while mitigating the probability and severity of

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KKR’s senior advisors and industry advisors are engaged as consultants and are not employees of KKR or the Adviser. These third-party consultants provide, among other things, additional operational and strategic insights into KKR’s investments. While they are not employees of KKR or the Adviser, the senior advisors and industry advisors are permitted to serve on the boards of portfolio companies, assist KKR in evaluating individual investment opportunities and support the operations of KKR portfolio companies. For a list of KKR’s current senior advisors please refer to:
http://www.kkr.com/our-firm/team.

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capital-loss through a focus on downside protection and other structural solutions. These investments will be comprised primarily of private asset-based finance investments, which derive returns from recurring, often contractual cash flows of large, diversified pools of underlying hard and financial assets.

•
Private equity sponsorship.
 Often we seek to participate in transactions sponsored by what we believe to be sophisticated and seasoned private equity firms. The Adviser believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an endorsement of the quality of the investment opportunity. Further, by co-investing with
such experienced private equity firms which commit significant sums of equity capital ranking junior in priority of payment to our debt investments, we may benefit from the due diligence review performed by the private equity firm, in addition to our own due diligence review. Further, strong private equity sponsors with significant investments at risk may have both the ability and incentive to contribute additional capital in difficult economic times should operational or financial issues arise, which could provide additional protections for our investments.

•
Allocation among various issuers and industries.
 We seek to allocate our portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of our portfolio.

•
Viable exit strategy.
 While we attempt to invest in securities that may be sold in a privately negotiated OTC market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

Our investments are subject to a number of risks. See “Risk Factors.”
Warehousing Transaction
On August 2, 2022,
K-FIT
entered into the Facility Agreement with the Financing Provider, an unaffiliated third party, to acquire portfolio investments from time to time by purchasing all or a portion of certain investments owned and held by the Financing Provider at
K-FIT’s
or the Financing Provider’s request pursuant to the terms and provisions of the Facility Agreement. Prior to the date on which (i) an insolvency proceeding is commenced by
K-FIT
or (ii) an insolvency proceeding is commenced against
K-FIT
and is not dismissed or stayed within 60 days (such date, the “Facility End Date”),
K-FIT’s
obligation to purchase such investments is conditional upon satisfying certain conditions, including that
K-FIT
has called and received cash funding from subscriptions in an aggregate amount of at least $250,000,000 (such condition, the “Capital Condition”). As of July 27, 2023, the conditions precedent to
K-FIT’s
obligation to purchase such investments had not been met.
K-FIT
made customary representations and warranties in the Facility Agreement.
Subject to satisfaction of the Capital Condition, the Facility Agreement provides that the Financing Provider can require
K-FIT
to purchase from the Financing Provider such investments entered into in connection with the Facility Agreement (x) with respect to such investment initially acquired by the Financing Provider prior to date that
K-FIT
has raised investor subscriptions that are callable, have been called or received in an aggregate amount of at least $600,000,000 (such date, the “Subscription Threshold Date”), in an amount up to 3.0% of the aggregate subscriptions that
K-FIT
has raised on or prior to the trade date of any purchase and (y) with respect to such investment initially acquired by the Financing Provider on or after the Subscription Threshold Date, in an amount up to 2.0% of the aggregate subscriptions that
K-FIT
has raised on or prior to the trade date of any purchase. Such purchases will be at the prices determined under the Facility Agreement, as discussed further below.

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The Financing Provider will receive (i) prior to any trade date related to
K-FIT’s
purchase of such investments from the Financing Provider, all principal proceeds, all OID and Fees (as defined in the Facility Agreement) paid on account of any portion of an underlying purchased loan that is repaid or prepaid and not available to be reborrowed and an available unfunded commitment that has been terminated, not funded and is not available to be reborrowed by the underlying obligor and all amendment fees on the investments it holds pursuant to the Facility Agreement, (ii) prior to such trade date, all cash interest and payment-in-kind
interest and all fees (other than
one-time
fees) that regularly accrue and are payable to all lenders under the underlying documents for such investments on account of such lenders’ loans or commitments outstanding pursuant to such underlying documents, and (iii) additional consideration for any investments transferred to the Purchaser that have paid OID and Fees prior to the trade date equal to 0.50% (if held by the Financing Provider for less than or equal to 180 days) or 1.00% (if held by the Financing Provider for greater than 180 days) of the par value or unfunded amount, as applicable, of any such investment as of immediately prior to any transfer of such investment by the Financing Provider to
K-FIT.
In the event the settlement date for any purchase by
K-FIT
occurs (i) on or before seven business days after the applicable trade date (such date, a “Delayed Comp Trigger Date”), the above amounts received by the Financing Provider will be extended to the Delayed Comp Trigger Date and (ii) after the seventh business days after the applicable trade date (in the event such purchase has not occurred by way of a participation), the amounts received by the Financing Provider will include the amounts set forth in the foregoing clause (i) through the Delayed Comp Trigger Date and will also include an amount equal to daily simple SOFR plus 11.448 basis points for each day that elapses between the Delayed Comp Trigger Date and the applicable settlement date.
K-FIT
will receive all other OID and Fees and all termination fees, prepayment premiums, make-whole or similar fees or payments with respect to such investments.
Unless otherwise agreed to by
K-FIT
and the Financing Provider, each investment transaction under the Facility Agreement is expected to be for portfolio investments with a purchase price of at least $5.0 million or, if less, the purchase price of all remaining portfolio investments, including related unfunded commitments, held by the Financing Provider.
Following fulfillment of the conditions precedent to
K-FIT’s
obligations to purchase any loans under the Facility Agreement,
K-FIT
will purchase such loans owned and held by the Financing Provider under the Facility Agreement at a purchase price equal to (i) the par amount of such loan plus
, without duplication, (ii) PIK interest
minus
(iii) the sum of (x) OID, upfront fees and other similar fees on account of such purchase loan plus
(y) any termination fees or other similar fees
plus
(iv) solely to the extent that such loan has paid OID, upfront fees or other similar fees, (x) 0.50% of the par amount of such loan, if the Financing Provider has held such loan for less than or equal to 180 days and (y) 1.00% of the par amount of such loan, if the Financing Provider has held such loan for more than 180 days.
Similarly, following fulfillment of the conditions precedent to
K-FIT’s
obligations to purchase any unfunded commitments under the Facility Agreement,
K-FIT
will purchase such assets owned and held by the Financing Provider under the Facility Agreement at a purchase price equal to (i) zero plus
(ii) solely to the extent that such unfunded commitment has paid OID, upfront fees or other similar fees, (x) 0.50% of the unfunded amount of such unfunded commitment, if the Financing Provider has held such unfunded commitment for less than or equal to 180 days and (y) 1.00% of the unfunded amount of such unfunded commitment, if the Financing Provider has held such unfunded commitment for more than 180 days minus
(iii) OID, upfront fees and other similar fees on account of such unfunded commitment. The above purchase price calculations are subject to adjustment in certain circumstances under the Facility Agreement.
The fair value of the loans under the Facility Agreement is not reflected in the purchase price. As such, for loans, to the extent
K-FIT
is required to buy a loan from the Financing Provider,
K-FIT
bears the risk of the fair value of such loan falling below the par value. In contrast, to the extent that
K-FIT
is not required to buy a loan, the Financing Provider bears the risk of the fair value of such loan falling below such par value. Similarly, for unfunded commitments, to the extent
K-FIT
is required to buy an unfunded commitment, it will bear the risk of being required to buy a loan that, upon funding, may be valued below the par value. In contrast, to the extent that
K-FIT
is not required to buy a loan, the Financing Provider will bear such risk.

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4

The portfolio investments expected to be purchased by
K-FIT
from time to time pursuant to the Facility Agreement are expected to generally consist of directly originated loans to private middle-market U.S. companies consistent with
K-FIT’s
investment objective and investment strategies. There are no material differences between the underwriting standards used in the acquisition of the portfolio investments
K-FIT
expects to acquire pursuant to the Facility Agreement and the underwriting standards to be employed by the Adviser on
K-FIT’s
behalf for any other portfolio investments to be acquired or held by
K-FIT
from time to time.
As of July 27, 2023, there were 8 loans with an aggregate commitment par value of $36.6 million, inclusive of $12.99 million of unfunded commitments, that the Financing Provider purchased and was holding at
K-FIT’s
request pursuant to the Facility Agreement.

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5

RISK FACTORS
Unless context suggests otherwise, the use in this Memorandum of the terms “K-FIT,” “we,” “us” or “our” refer to K-FIT. The Company will invest substantially all of its assets in K-FIT, as discussed below.
Investing in the Company involves risks, including the risk that an investor may receive little or no return on his, her or its investment or that an investor may lose part or all of such investment. Therefore, investors should consider carefully the following principal risks before investing in the Company. The risks discussed below relate to the investments generally made by
K-FIT,
which will have a direct effect on the Company because it is investing substantially all of its assets in
K-FIT.
The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Company and the Company Shares. Prospective investors should read this entire Memorandum and consult with their own advisers before deciding whether to invest in the Company. In addition, as the investment program of the Company or
K-FIT
changes or develops over time, an investment in the Company may be subject to risks not described in this Memorandum. The Company will update or supplement this Memorandum to account for any material changes in the risks involved with an investment in the Company.
Risks Relating to Investment Strategies and
K-FIT
Investments
An investment in
K-FIT
Class I Shares, and thus an investment in Company Shares, involves a number of significant risks. The following information is a discussion of the material risks associated with an investment in
K-FIT
Class I Shares specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or markets similar to
K-FIT’s.
In addition to the other information contained in this Memorandum, you should consider carefully the following information before making an investment in Company Shares. The risks below are not the only risks
K-FIT
and the Company face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur our business, financial condition and results of operations could be materially and adversely affected. In such cases, the NAV of the
K-FIT
Class I Shares, and indirectly the Company Shares, could decline, and you may lose all or part of your investment.
Summary of Risk Factors
The following is a summary of the principal risks associated with an investment in the Company’s and
K-FIT’s
securities. The risks discussed below relate to the investments generally made by
K-FIT.
These risks will, in turn, have an effect on the Company through its investment in
K-FIT.
In particular, while the risks relating to distributions, repurchases and liquidity noted below relate primarily to
K-FIT,
substantially similar risks exist for investments in the Company. The Company will invest substantially all of its assets in
K-FIT.
Further details regarding each risk included in the below summary list can be found further below.

•	The Company and K-FIT are relatively new companies and have limited operating histories.

•
K-FIT’s
ability to achieve its investment objectives depends on the Adviser’s ability to manage and support our investment process and if the
K-FIT
Advisory Agreement were to be terminated, or if the Adviser loses any members of its senior management team, our ability to achieve our investment objectives could be significantly harmed.

•
Because
K-FIT’s
business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of the Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

•	K-FIT operates in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

•
As required by the 1940 Act, a significant portion of
K-FIT’s
investment portfolio is and will be recorded at fair value as determined in good faith and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

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6

•	There is a risk that investors in K-FIT Class I Shares may not receive distributions or that our distributions may decrease over time.

•	Although the Company and K-FIT each expect to adopt a share repurchase program, the Company and K-FIT have discretion to not repurchase shares or to suspend the programs.

•	Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

•	We are exposed to risks associated with changes in interest rates.

•	Investing in middle-market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

•	A lack of liquidity in certain of our investments may adversely affect our business.

•	Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

•	There may be conflicts of interest related to obligations the Adviser’s senior management and investment teams have to our affiliates and to other clients.

•
We are uncertain of our future sources for funding our future capital needs and if we cannot obtain debt or equity financing on acceptable terms, or at all, our ability to acquire investments and to expand our operations will be adversely affected.

•
When we use leverage, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Leverage may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders and result in losses.

•	An investment in K-FIT Class I Shares and the Company Shares will have limited liquidity.

•	Investing in K-FIT Class I Shares, and thus investing in Company Shares, involves a high degree of risk.

•	We may experience fluctuations in our quarterly results.
Risks Related to Our Business and Structure
The Company and
K-FIT
are relatively new companies and have limited operating histories.
The Company and
K-FIT
are each a
non-diversified,
closed-end
management investment companies that have limited operating histories.
K-FIT
has elected to be treated as a BDC. As a result, prospective investors have no significant track record or history on which to base their investment decision. We are subject to the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objectives and the value of a shareholder’s investment could decline substantially or become worthless. While we believe that the past professional experiences of the Adviser’s investment team, including investment and financial experience of the Adviser’s senior management, will increase the likelihood that the Adviser will be able to manage the Company and
K-FIT
successfully, there can be no assurance that this will be the case.
The
K-FIT
Board may change
K-FIT’s
operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our results of operations and financial condition.
The
K-FIT
Board has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our shares. However, the effects might be adverse, which could negatively impact our ability

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7

to pay you distributions and cause you to lose all or part of your investment. Moreover, we have significant flexibility in investing the net proceeds from our continuous offering and may use the net proceeds from our continuous offering in ways with which investors may not agree or for purposes other than those contemplated in this Memorandum.
The
K-FIT
Board and the Company Board may amend
K-FIT’s
and the Company’s respective declarations of trust without prior shareholder approval.
Each of the
K-FIT
Board and the Company Board may, without shareholder vote, subject to certain exceptions, amend or otherwise supplement
K-FIT’s
and the Company’s respective declarations of trust by making an amendment, a declaration of trust supplemental thereto or an amended and restated declaration of trust, including to require super-majority approval of transactions with significant shareholders or other provisions that may be characterized as anti-takeover in nature.
Price declines in the medium- and
large-sized
U.S. corporate debt market may adversely affect the fair value of
K-FIT’s
portfolio, reducing our NAV through increased net unrealized depreciation.
Conditions in the medium- and
large-sized
U.S. corporate debt market may deteriorate, as seen during the recent COVID-19-related financial crisis, which may cause pricing levels to similarly decline or be volatile. During the financial crisis, many institutions were forced to raise cash by selling their interests in performing assets in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders and/or, in the case of hedge funds and other investment vehicles, to satisfy widespread redemption requests. This resulted in a forced deleveraging cycle of price declines, compulsory sales and further price declines, with falling underlying credit values, and other constraints resulting from the credit crisis generating further selling pressure. If similar events occurred in the medium- and large-sized
U.S. corporate debt market, our NAV could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.
K-FIT’s
ability to achieve its investment objectives depends on the Adviser’s ability to manage and support our investment process and if the
K-FIT
Advisory Agreement were to be terminated, or if the Adviser loses any members of its senior management team, our ability to achieve our investment objectives could be significantly harmed.
Because we have no employees, we depend on the investment expertise, skill and network of business contacts of the Adviser. The Adviser evaluates, negotiates, structures, executes, monitors and services our investments. Our future success depends to a significant extent on the continued service of the Adviser, as well as its senior management team. The departure of any members of the Adviser’s senior management team could have a material adverse effect on our ability to achieve our investment objectives.
Our ability to achieve our investment objectives depends on the Adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. The Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.
In addition, each of the
K-FIT
Advisory Agreement and
K-FIT
Administration Agreement with the Adviser has termination provisions that allow the parties to terminate the agreements without penalty. The
K-FIT
Advisory Agreement and the
K-FIT
Administration Agreement may each be terminated at any time, without

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8

penalty, by the Adviser, upon 60 days’ notice to us. If the
K-FIT
Advisory Agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreement is terminated, it may be difficult for us to replace the Adviser and the termination of such agreement may adversely impact the terms of any existing or future financing arrangement, which could have a material adverse effect on our business and financial condition.
Any failure by the Adviser to manage and support
K-FIT’s
investment process may hinder the achievement of our investment objectives.
The Adviser is an investment adviser jointly operated by KKR Credit and an affiliate of FS Investments, FSJV Holdco, LLC. The 1940 Act and the Code impose numerous constraints on the operations of BDCs that do not apply to other investment vehicles. KKR Credit’s and FS Investments’ individual track records and achievements are not necessarily indicative of the future results they will achieve as a joint investment adviser to
K-FIT.
Accordingly, we can offer no assurance that we will replicate the historical performance of other investment companies with which KKR Credit and FS Investments have been affiliated, and we caution that our investment returns could be lower than the returns achieved by such other companies, including any other business development companies.
Because
K-FIT’s
business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of the Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
The Adviser depends on its broader organization’s relationships with private equity sponsors, investment banks and commercial banks, and we rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the Adviser or its broader organization fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the Adviser or its broader organizations have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.
K-FIT
operates in a highly competitive market for investment opportunities, which could reduce returns and result in losses.
A number of entities compete with us to make the types of investments that we plan to make and we believe that recent market trends, including sustained periods of low interest rates, have increased the number of competitors seeking to invest in loans to private, middle-market companies in the United States. We compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors have access to funding sources that are not available to us. In addition, some of our competitors could have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on BDCs or the source of income, asset diversification and distribution requirements we must satisfy to qualify and maintain our qualification as a RIC. The competitive pressures we face could have a material adverse effect on our business, financial condition, results of operations and cash flows. As a result of this competition, we can provide no assurance that we will be able to take advantage of attractive investment opportunities that arise from time to time, and we can provide no assurance that we will be able to identify and make investments that are consistent with our investment objective.
The amount of capital in the private debt markets and overall competition for loans could result in short-term returns for us that are lower than our long-term targets. In addition, one of the effects of the
COVID-19

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pandemic was the decrease in the number of new investment opportunities in U.S. middle-market companies during 2020, and we can offer no assurance about when, or if, the number of U.S. middle-market company investing opportunities will equal or exceed those available prior to the
COVID-19
pandemic. In the event these conditions continue for an extended amount of time, they could have a material adverse effect on our business, financial condition and results of operations.
Identifying, structuring and consummating investments involves competition among capital providers and market and transaction uncertainty. The Adviser can provide no assurance that it will able to identify a sufficient number of suitable investment opportunities or to avoid prepayment of existing investments to satisfy our investment objectives, including as necessary to effectively structure credit facilities or other forms of leverage. The loan origination market is very competitive, which can result in loan terms that are more favorable to borrowers, and conversely less favorable to lenders, such as lower interest rates and fees, weaker borrower financial and other covenants, borrower rights to cure defaults, and other terms more favorable to borrowers than current or historical norms. Increased competition could cause us to make more loans that are
“cov-lite”
in nature and, in a distressed scenario, there can be no assurance that these loans will retain the same value as loans with a full package of covenants. As a result of these conditions, the market for leveraged loans could become less advantageous than expected for us, and this could increase default rates, decrease recovery rates or otherwise harm our returns. The risk of prepayment is also higher in the current competitive environment if borrowers are offered more favorable terms by other lenders. The financial markets have experienced substantial fluctuations in prices and liquidity for leveraged loans. Any further disruption in the credit and other financial markets could have substantial negative effects on general economic conditions, the availability of required capital for companies and the operating performance of such companies. These conditions also could result in increased default rates and credit downgrades, and affect the liquidity and pricing of the investments made by us. Conversely, periods of economic stability and increased competition among capital providers could increase the difficulty of locating investments that are desirable for us.
With respect to the investments we make, we do not seek to compete based primarily on the interest rates we offer, and we believe that some of our competitors could make loans with interest rates that will be lower than the rates we offer. In the secondary market for acquiring existing loans, we compete generally on the basis of pricing terms. With respect to all investments, we could lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we could experience decreased net interest income, lower yields and increased risk of credit loss. We could also compete for investment opportunities with accounts managed or sponsored by the Adviser or its affiliates. Although Adviser allocates opportunities in accordance with its allocation policy, allocations to such other accounts will reduce the amount and frequency of opportunities available to us and thus not necessarily be in the best interests of us and our securityholders. Moreover, the performance of investments will not be known at the time of allocation.
As required by the 1940 Act, a significant portion of
K-FIT’s
investment portfolio is and will be recorded at fair value as determined in good faith and, as a result, there is and will be uncertainty as to the value of our portfolio investments.
Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined pursuant to policies adopted by the Adviser and subject to the oversight of the
K-FIT
Board. There is not a public market for the securities of the privately held companies in which we invest. Most of our investments will not be publicly traded or actively traded on a secondary market. As a result, the Adviser, having been designated by the
K-FIT
Board as the party responsible for applying the valuation methods, values these securities at least quarterly at fair value as determined in good faith as required by the 1940 Act. In connection with calculating a NAV as of the last day of a month that is not also the last day of a calendar quarter, the Adviser will consider whether there has been a material change to such investments as to affect their fair value, but such analysis will be more limited than the quarter-end
process.

Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities
existed. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments. As a result, investors purchasing our securities based on an overstated NAV would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the NAV understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.
Investors will not know the exact price of shares in any quarterly tender offer conducted by
K-FIT
or the Company until after the expiration of the applicable tender offer. In light of the foregoing, an investor may receive shares based on an NAV different than, or tender shares based on an NAV greater than, the NAV per share available publicly at the time the relevant investor submitted their purchase order or tendered their shares, as applicable.
There is a risk that investors in
K-FIT
Class I Shares may not receive distributions or that our distributions may decrease over time.
We may not achieve investment results that will allow us to make a specified or stable level of cash distributions and our distributions may decrease over time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions.
The amount of any distributions
K-FIT
may make is uncertain.
K-FIT’s
distributions may exceed its earnings, particularly during the period before it has substantially invested the net proceeds from the continuous offering of
K-FIT
Class I Shares. Therefore, portions of the distributions that
K-FIT
makes may represent a return of capital that will reduce shareholders’ tax basis in their shares and reduce the amount of funds
K-FIT
has for investment in targeted assets.
K-FIT
may fund its cash distributions to holders of
K-FIT
Class I Shares from any sources of funds available to
K-FIT,
including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital
gains proceeds from the sale of assets, dividends or other distributions paid to
K-FIT
on account of preferred and common equity investments in portfolio companies and fee and expense reimbursement waivers from the Adviser, if any.
K-FIT’s
ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risks described in this Memorandum. In addition, the inability to satisfy the asset coverage test applicable to
K-FIT
as a BDC may limit its ability to pay distributions. All distributions are and will be paid at the discretion of the
K-FIT
Board and will depend on its earnings, financial condition, maintenance of RIC status, compliance with applicable BDC regulations and such other factors as the
K-FIT
Board may deem relevant from time to time. There is no assurance that
K-FIT
will continue to pay distributions to its shareholders in the future. In the event that
K-FIT
encounters delays in locating suitable investment opportunities, it may pay all or a substantial portion of its distributions from the proceeds of its continuous offering of
K-FIT
Class I Shares or from borrowings or sources other than cash flow from operations in anticipation of future cash flow, which may constitute a return of capital. To the extent
K-FIT
makes distributions to holders of
K-FIT
Class I Shares that include a return of capital, such portion of the distribution would constitute a return of investment, rather than a return of earnings or gains derived from investment activities, that would reduce the shareholders’ tax basis in their shares, which may result in increased tax liability to shareholders when they sell such shares.

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While the risks relating to distributions noted above relate primarily to
K-FIT,
substantially similar risks exist for investments in the Company through the Company’s investment in
K-FIT.
Neither the Company nor
K-FIT
has established any limit on the amount of funds that may be used from available sources, such as borrowings, if any, or proceeds from private offerings, to fund distributions (which may reduce the amount of capital ultimately invested in assets).
Any distributions made from sources other than cash flow from operations or relying on fee or expense reimbursement waivers, if any, from the Adviser are not based on the Company’s or
K-FIT’s
investment performance, and can only be sustained if the Company and
K-FIT
achieve positive investment performance in future periods and/or the Adviser continues to make such expense reimbursements, if any. The extent to which the Company or
K-FIT
pays distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in the relevant distribution reinvestment plan, how quickly the Company and
K-FIT
invest the proceeds from their respective private offerings and the performance of
K-FIT’s
investments. Shareholders should also understand that any future repayments to the Adviser from the Company or
K-FIT
will reduce the distributions that they would otherwise receive. There can be no assurance that the Company or
K-FIT
will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. The Adviser has no obligation to waive fees or receipt of expense reimbursements, if any.
Although the Company and
K-FIT
each expect to adopt a share repurchase program, the Company and
K-FIT
have discretion to not repurchase shares or to suspend the programs.
If the Company Board or
K-FIT
Board adopts a share repurchase program, either the Company Board or
K-FIT
Board may amend or suspend the respective share repurchase program at any time in its discretion. Shareholders may not be able to sell your Company Shares on a timely basis in the event the Company Board amends or suspends the share repurchase program, absent a liquidity event, and the Company currently does not intend to undertake a liquidity event, and the Company is not obligated by its organizational documents or otherwise to effect a liquidity event at any time. The Company will notify Shareholders of such developments in quarterly reports or other filings. If less than the full amount of Company Shares requested to be repurchased in any given repurchase offer are repurchased, funds will be allocated pro rata based on the total number of Company Shares being repurchased without regard to class. The share repurchase program has many limitations and should not be considered a guaranteed method to sell shares promptly or at a desired price.
The timing of the Company’s and
K-FIT’s
repurchase offers pursuant to their respective share repurchase programs may be at a time that is disadvantageous to shareholders.
In the event a Shareholder chooses to participate in the Company’s share repurchase program, the shareholder will be required to provide the Company with notice of intent to participate prior to knowing what the NAV per share of the class of shares being repurchased will be on the repurchase date. Although a shareholder will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent a shareholder seeks to sell shares to the Company as part of the periodic share repurchase program, the shareholder will be required to do so without knowledge of what the repurchase price of the Company’s shares will be on the repurchase date (and without knowledge of what the repurchase price of the
K-FIT
Class I Shares will be on
K-FIT’s
repurchase date).
When
K-FIT
makes repurchase offers pursuant to its share repurchase program, in which the Company will participate as a shareholder of
K-FIT,
K-FIT
may offer to
repurchase K-FIT
Class I Shares at a price that is lower than the price that you paid for your Company Shares. As a result, to the extent you have the ability to sell your Company Shares pursuant to the Company’s share repurchase program, the price at which you may sell Company Shares, which will be at a price equal to the NAV per share as of the last calendar day of the applicable quarter (subject to the Early Repurchase Deduction), may be lower than the amount you paid in connection with the purchase of Company Shares in the Company Private Offering.

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The price at which we may
repurchase K-FIT
Class I Shares pursuant to our share repurchase program will be determined in accordance with the Adviser’s valuation policy and, as a result, there may be uncertainty as to the value of
K-FIT
Class I Shares.
Since
K-FIT
Class I Shares are not publicly traded, and we do not intend to list
K-FIT
Class I Shares on a national securities exchange, the fair value of
K-FIT
Class I Shares may not be readily determinable. Any repurchase of K-FIT
Class I Shares pursuant to K-FIT’s share repurchase program will be at a price equal to the NAV per share as of the last calendar day of the applicable quarter, except that
K-FIT
Class I Shares that have not been outstanding for at least one year may be repurchased at 98% of such NAV. Inputs into the determination of fair value of K-FIT
Class I Shares require significant management judgment or estimation.
In connection with the determination of the fair value of
K-FIT
Class I Shares, investment professionals from the Adviser may use valuations based upon our most recent financial statements and projected financial results. The participation of the Adviser’s investment professionals in our valuation process could result in a conflict of interest as the Adviser’s base management fee is based, in part, on our net assets and our incentive fees will be based, in part, on unrealized losses.
While the risks relating to repurchases noted above relate primarily to
K-FIT,
substantially similar risks exist for investments in the Company through the Company’s investment in
K-FIT.
Economic events that may cause
K-FIT
shareholders to request that the Company or
K-FIT
repurchase their respective shares may materially adversely affect our cash flow and our results of operations and financial condition.
Events affecting economic conditions in the United States and/or elsewhere or globally, including as a result of inflation or higher interest rates, actual or perceived instability in the U.S. banking system or market volatility, could cause our shareholders to seek to sell their
K-FIT
Class I Shares or Company Shares pursuant to the respective share repurchase programs at a time when such events are adversely affecting the performance of
K-FIT’s
assets. Even if
K-FIT
decides to satisfy all resulting repurchase requests,
K-FIT’s
cash flow and liquidity could be materially adversely affected, and it may incur additional leverage. In addition, if
K-FIT
determines to sell assets to satisfy repurchase requests, it may not be able to realize the return on such assets that it may have been able to achieve had it sold at a more favorable time, and
K-FIT’s
and the Company’s results of operations and financial condition could be materially adversely affected.
A significant volume of repurchase requests in a given period may in the future cause requests to exceed
K-FIT’s
planned 5% quarterly limit under its discretionary share repurchase program, resulting in less than the full amount of repurchase requests, including the Company’s aggregate repurchase request, being satisfied in such period.
It may be difficult to bring suit or foreclosure in
non-U.S. countries.
Because the effectiveness of the judicial systems in the countries in which
K-FIT
may invest varies,
K-FIT
(or any portfolio company) may have difficulty in foreclosing or successfully pursuing claims in the courts of such countries, as compared to the United States or other countries. Further, to the extent
K-FIT
or a portfolio company may obtain a judgment but is required to seek its enforcement in the courts of one of these countries in which
K-FIT
invests, there can be no assurance that such courts will enforce such judgment. The laws of other countries often lack the sophistication and consistency found in the United States with respect to foreclosure, bankruptcy, corporate reorganization or creditors’ rights.

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Any unrealized losses
K-FIT
experiences on its portfolio may be an indication of future realized losses, which could reduce its income available for distribution.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined pursuant to policies adopted by the Adviser and subject to the oversight of the
K-FIT
Board. Decreases in the market value or fair value of our investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our NAV.
While the risks relating to unrealized losses noted above relate primarily to
K-FIT,
substantially similar risks exist for investments in the Company through the Company’s investment in
K-FIT.
We may not be able to obtain all required state licenses.
We may be required to obtain various state licenses in order to, among other things, originate commercial loans. Applying for and obtaining required licenses can be costly and take several months. There is no assurance that we will obtain all of the licenses that we need on a timely basis. Furthermore, we will be subject to various information and other requirements in order to obtain and maintain these licenses, and there is no assurance that we will satisfy those requirements. Our failure to obtain or maintain licenses might restrict investment options and have other adverse consequences.
ESG and Sustainability Risks
In 2020, KKR published a Responsible Investment Policy that describes its approach to considering
ESG-related
issues across KKR’s businesses, including KKR Credit. KKR will assess ESG risks on an investment-by-investment
basis. The likely impacts of sustainability risks on the returns of
K-FIT
will depend on
K-FIT’s
exposure to investments that are vulnerable to sustainability risks and the materiality of the sustainability risks. The negative impacts of sustainability risks on
K-FIT
may be mitigated by KKR’s approach to integrating sustainability risks in its investment decision-making. However, there is no guarantee that these measures will mitigate or prevent sustainability risks from materializing in respect of
K-FIT.
The likely impact on the returns of
K-FIT
from an actual or potential material decline in the value of an investment due to an ESG event or condition will vary and depend on several factors including, but not limited to, the type, extent, complexity and duration of the event or condition, prevailing market conditions and the existence of any mitigating factors.
The ESG information used to determine whether companies are managed and behave responsibly may be provided by third-party sources and is based on backward-looking analysis. The subjective nature of non-financial
ESG criteria means a wide variety of outcomes are possible. The data may not adequately address material sustainability factors. The analysis is also dependent on companies disclosing relevant data and the availability of this data can be limited.
Compliance with the SEC’s Regulation Best Interest may negatively impact the ability to raise capital in the Company Private Offering and in the
K-FIT
Private Offering, which would harm our ability to achieve our investment objectives.
Commencing June 30, 2020, broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and natural persons who are associated persons of a broker-dealer when recommending to a retail customer any securities transaction or investment strategy involving securities to a retail customer. The impact of Regulation Best Interest on broker-

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dealers participating in our offering cannot be determined at this time, but it may negatively impact whether broker-dealers and their associated persons recommend the Company Private Offering or the
K-FIT
Private Offering to retail customers. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonable alternatives in the best interests of their clients. Reasonable alternatives to
K-FIT
exist and may have lower expenses and/or lower investment risk than K-FIT. Under Regulation Best Interest, broker-dealers participating in the offering must consider such alternatives in the best interests of their clients. If Regulation Best Interest reduces the ability to raise capital in the Company Private Offering or in the
K-FIT
Private Offering, it would harm our ability to create a diversified portfolio of investments and achieve our investment objectives
and
would
result in our fixed operating costs representing a larger percentage of our gross income.
Risks Related to
K-FIT’s
Investments
Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.
Our investments in first lien, senior secured loans, senior secured bonds, ABF Investments and, to a lesser extent, subordinated debt and equity of private U.S. companies, including middle-market companies, may be risky and there is no limit on the amount of any such investments in which we may invest.
First Lien, Senior Secured Loans and Senior Secured Bonds
. There is a risk that any collateral pledged by portfolio companies in which we have taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent our debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, our security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. Consequently, the fact that debt is secured does not guarantee that we will receive principal and interest payments according to the debt’s terms, or at all, or that we will be able to collect on the debt should we be forced to enforce our remedies.
Investments in Asset-Based Finance Opportunities.
 We intend to invest up to 30% of our total assets (net assets plus borrowings for investment purposes) in ABF Investments through joint ventures, investment platforms, private investment funds or other business entities that provide one or more of the following services: origination or sourcing of potential investment opportunities, due diligence and negotiation of potential investment opportunities and/or servicing, development and management (including turnaround) and disposition of investments. Such investments may be in or alongside existing or newly formed operators, consultants and/or managers that pursue such opportunities and may or may not include capital and/or assets contributed by third party investors. Such investments may include opportunities to direct-finance physical assets, such as airplanes and ships, and/or operating assets, such as financial service entities, as opposed to investment securities, or to invest in origination and/or servicing platforms directly. In valuing our investments, we rely primarily on information provided by operators, consultants and/or managers. Valuations of illiquid securities involve various judgments and consideration of factors that may be subjective. There is a risk that inaccurate valuations could adversely affect the value of
K-FIT
Class I Shares. We may not be able to promptly withdraw our investment in these ABF Investment opportunities, which may result in a loss to us and adversely affect our investment returns.
Subordinated Debt
. Any subordinated debt investments we make will generally rank junior in priority of payment to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments

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associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our shareholders to non-cash
income. Because we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.
Equity and Equity-Related Securities
. We may make select equity investments. In addition, in connection with our debt investments, we on occasion may receive equity interests such as warrants or options as additional consideration. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
Convertible Securities.
 We may invest in convertible securities, such as bonds, debentures, notes, preferred stocks or other securities that may be converted into, or exchanged for, a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by us is called for redemption, it will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on our ability to achieve our investment objective.
Preferred Securities.
Investments in preferred securities involve certain risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If
K-FIT
owns a preferred security that is deferring its distribution,
K-FIT
may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at
K-FIT
level,
K-FIT
may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore,
K-FIT
may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income
K-FIT
actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption,
K-FIT
may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.
Non-U.S.
 Securities
. We may invest in
non-U.S. securities,
which may include securities denominated in U.S. dollars or in
non-U.S. currencies,
to the extent permitted by the 1940 Act. Because evidence of ownership of such securities usually is held outside the United States, we would be subject to additional risks if we invested in
non-U.S. securities,
which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the
non-U.S. securities
to shareholders located outside the country of the issuer, whether from currency blockage or otherwise. Because
non-U.S. securities
may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations. In addition, investing in securities of companies in emerging markets involves many risks, including potential inflationary economic environments, regulation by foreign governments, different accounting standards, political uncertainties and economic, social, political, financial, tax and security conditions in the applicable emerging market, any of which could negatively affect the value of companies in emerging markets or investments in their securities.
Structured Products.
 We may invest in structured products, which may include collateralized debt obligations, collateralized bond obligations, collateralized loan obligations, structured notes and credit-linked

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notes. When investing in structured products, we may invest in any level of the subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). Structured products may be highly levered and therefore, the junior debt and equity tranches that we may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, we will generally have the right to receive payments only from the issuer or counterparty, and will generally not have direct rights against the underlying borrowers or entities. Furthermore, the investments we make in structured products are at times thinly traded or have only a limited trading market. As a result, investments in such structured products may be characterized as illiquid securities.
Derivatives and Other Similar Instruments.
 We may invest from time to time in derivatives and other similar instruments (referred to collectively in this section as “derivatives”), including total return swaps, interest rate swaps, credit default swaps and foreign currency forward contracts. Derivative investments have risks, including but not limited to: the imperfect correlation between the value of such instruments and our underlying assets, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in our portfolio; the loss of principal; the risk from potential adverse market movements in relation to our derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts our portfolio returns and our obligations and exposures; the possible default of the counterparty to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If we are owed this fair market value in the termination of the derivative contract and our claim is unsecured, we will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. Counterparty risk also refers to the related risks of having concentrated exposure to such a counterparty. Derivative investments in which we may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of loss. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to our derivative investments would not be available to it for other investment purposes, which may result in lost opportunities for gain. Changes in the value of a derivative may also create margin delivery or settlement payment obligations. Derivative investments are also subject to operational and legal risks. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human errors. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Below Investment Grade Risk
. In addition, we intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. The major risks of below investment grade securities include:

•
Below investment grade securities may be issued by less creditworthy issuers. Issuers of below investment grade securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of below investment grade securities, leaving few or no assets available to repay holders of below investment grade securities.

•
Prices of below investment grade securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of below investment grade securities than on other higher-rated fixed-income securities.

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•
Issuers of below investment grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

•
Below investment grade securities will frequently have redemption features that permit an issuer to repurchase the security from us before it matures. If the issuer redeems below investment grade securities, we may have to invest the proceeds in securities with lower yields and may lose income.

•
Below investment grade securities may be less liquid than higher-rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the below investment grade securities market, and there may be significant differences in the prices quoted by the dealers. Judgment may play a greater role in valuing these securities and we may be unable to sell these securities at an advantageous time or price.

•	We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
The credit rating of a high-yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
“Covenant-lite” Obligations
. We may invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower, as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan we hold begin to deteriorate in quality, our ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay our ability to seek to recover its investment.
Asset-backed securities and structured products present additional risks.
We will invest significantly in opportunities to directly finance certain financial and hard assets including asset-backed securities (“ABSs”) and other structured products, which are securities and instruments backed by mortgages, including commercial mortgage-backed securities, trade claims, installment sale contracts, credit card receivables or other assets and which include collateralized debt obligations. The investment characteristics of ABSs differ from traditional debt securities. Among the major differences are that interest and principal payments are often made more frequently, for example monthly, and that the principal can be prepaid at any time because the underlying loans or other assets generally can be prepaid at any time. ABSs are not secured by an interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of consumer loan laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of ABSs backed by automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related ABSs. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the ABSs could not have a proper security interest in all of the obligations backing such ABSs. Therefore, there is a possibility that recoveries on repossessed collateral will not, in some cases, be available to support payments on these securities. The risk of investing in ABSs is ultimately dependent upon payment of consumer loans by the debtor. The collateral supporting ABSs is of shorter maturity than certain other types of loans and is less likely to experience substantial prepayments. ABSs are often backed by pools of any variety of assets, including, for example, leases, mobile home loans and aircraft leases, which represent the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The value of an ABS is

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affected by changes in the market’s perception of the asset backing the security and the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing any credit enhancement as well as by the expiration or removal of any credit enhancement.
In addition, investments in subordinated ABSs involve greater credit risk of default than the senior classes of the issue or series. Default risks are further pronounced in the case of ABSs secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans. Certain subordinated securities absorb all losses from default before any other class of securities is at risk, particularly if such securities have been issued with little or no credit enhancement equity. Such securities, therefore, possess some of the attributes typically associated with equity investments.
International investments create additional risks.
We expect to make investments in portfolio companies that are domiciled outside of the United States. We anticipate that up to 30% of our investments may be in these types of assets. Our investments in foreign portfolio companies are deemed “non-qualifying assets,”
which means, as required by the 1940 Act, they, along with
other non-qualifying assets,
may not constitute more than 30% of our total assets at the time of our acquisition of any asset, after giving effect to the acquisition. Notwithstanding the limitation on our ownership of foreign portfolio companies, such investments subject us to many of the same risks as our domestic investments, as well as certain additional risks, including the following:

•	foreign governmental laws, rules and policies, including those restricting the ownership of assets in the foreign country or the repatriation of profits from the foreign country to the United States;

•	foreign currency devaluations that reduce the value of and returns on our foreign investments;

•	adverse changes in the availability, cost and terms of investments due to the varying economic policies of a foreign country in which we invest;

•	adverse changes in tax rates, the tax treatment of transaction structures and other changes in operating expenses of a particular foreign country in which we invest;

•
the assessment of foreign-country taxes (including withholding taxes, transfer taxes and value added taxes, any or all of which could be significant) on income or gains from our investments in the foreign country;

•	adverse changes in foreign-country laws, including those relating to taxation, bankruptcy and ownership of assets;

•	changes that adversely affect the social, political and/or economic stability of a foreign country in which we invest;

•	high inflation in the foreign countries in which we invest, which could increase the costs to us of investing in those countries;

•
deflationary periods in the foreign countries in which we invest, which could reduce demand for our assets in those countries and diminish the value of such investments and the related investment returns to us; and

•	legal and logistical barriers in the foreign countries in which we invest that materially and adversely limit our ability to enforce our contractual rights with respect to those investments.
In addition, we may make investments in countries whose governments or economies may prove unstable. Certain of the countries in which we may invest may have political, economic and legal systems that are unpredictable, unreliable or otherwise inadequate with respect to the implementation, interpretation and enforcement of laws protecting asset ownership and economic interests. In some of the countries in which we may invest, there may be a risk of nationalization, expropriation or confiscatory taxation, which may have an

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adverse effect on our portfolio companies in those countries and the rates of return that we are able to achieve on such investments. We may also lose the total value of any investment which is nationalized, expropriated or confiscated. The financial results and investment opportunities available to us, particularly in developing countries and emerging markets, may be materially and adversely affected by any or all of these political, economic and legal risks.
We are subject to certain risks related to the Warehousing Transaction.
We may not be able to consummate or realize the anticipated benefits from the Warehousing Transaction. Under the Warehousing Transaction, we have agreed to purchase assets from the Financing Provider at prices based on cost plus adjustments, fees or other amounts designed to compensate the Financing Provider for holding the assets before we purchase them from the Financing Provider. As a result, we will pay additional costs in connection with acquiring assets through the Warehousing Transaction compared to purchasing them directly.
The purchase of assets from the Financing Provider will be at prices determined under the Facility Agreement regardless of the assets’ market prices at the time of acquisition. As a result, we may pay more or less than the current market value of such assets when we acquire them. We may purchase such assets even if they are in default.
We may not be able to raise sufficient funds to purchase all of the assets in the Warehousing Transaction. In such case, we may determine to purchase some but not all of the assets held by the Financing Provider. There is no guarantee that the assets we purchase through the Warehousing Transaction will ultimately be the best performing assets of those available. Even if we have sufficient funds to purchase the assets in the Warehousing Transaction, we may not have sufficient funds to make other investments. We may also borrow to obtain funds necessary to purchase assets in the Warehousing Transaction.
Our investments in private investment funds, including hedge funds, private equity funds, limited liability companies and other business entities, subject us indirectly to the underlying risks of such private investment funds and additional fees and expenses.
We may invest in private investment funds, including hedge funds, private equity funds, limited liability companies and other business entities which would be required to register as investment companies but for an exemption under Sections 3(c)(1) and 3(c)(7) of the 1940 Act. Our investments in private funds are subject to substantial risks. Investments in such private investment funds expose us to the risks associated with the businesses of such funds or entities as well as such private investment funds’ portfolio companies. These private investment funds may or may not be registered investment companies and, thus, may not be subject to protections afforded by the 1940 Act, covering, among other areas, liquidity requirements, governance by an independent board, affiliated transaction restrictions, leverage limitations, public disclosure requirements and custody requirements.
We rely primarily on information provided by managers of private investment funds in valuing our investments in such funds. There is a risk that inaccurate valuations provided by managers of private investment funds could adversely affect the value of
K-FIT
Class I Shares. In addition, there can be no assurance that a manager of a private investment fund will provide advance notice of any material change in such private investment fund’s investment program or policies and thus, our investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser. Moreover, we may not be able to withdraw our investments in certain private investment funds promptly after we make a decision to do so, which may result in a loss to us and adversely affect our investment returns.
Investments in the securities of private investment funds may also involve duplication of advisory fees and certain other expenses. By investing in private investment funds indirectly through us, you bear a pro rata portion of our advisory fees and other expenses, and also indirectly bear a pro rata portion of the advisory fees, performance-based allocations and other expenses borne by us as an investor in the private investment funds. In addition, the purchase of the shares of some private investment funds requires the payment of sales loads and (in the case of closed-end investment
companies) sometimes substantial premiums above the value of such investment companies’ portfolio securities.
In addition, certain private investment funds may not provide us with the liquidity we require and would thus subject us to liquidity risk. Further, even if an investment in a private investment fund is deemed liquid at the time of investment, the private investment fund may, in the future, alter the nature of our investments and cease to be a liquid investment fund, subjecting us to liquidity risk.
Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
If one of our portfolio companies were to file for bankruptcy, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize
our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower.
We generally will not control our portfolio companies.
We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of the company’s common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded
companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.
Declines in market values or fair market values of our investments could result in significant net unrealized depreciation of our portfolio, which in turn would reduce our NAV.
Under the 1940 Act, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined pursuant to policies adopted by the Adviser and subject to the oversight of the
K-FIT
Board. While most of our investments are not publicly traded, applicable accounting standards

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require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity) and impairments of the market values or fair market values of our investments, even if unrealized, must be reflected in our financial statements for the applicable period as unrealized depreciation, which could result in a significant reduction to our NAV for a given period.
We are exposed to risks associated with changes in interest rates.
We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on our investment objectives, our rate of return on invested capital and our ability to service our debt and make distributions to our shareholders. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.
Our investment portfolio primarily consists of senior secured debt with maturities typically ranging from three to seven years. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can
experience
a mark-to-market unrealized
loss. An impairment of the fair market value of our investments, even if unrealized, must be reflected in our financial statements for the applicable period and may therefore have a material adverse effect on our results of operations for that period.
Because we incur indebtedness and have issued the
K-FIT
Series A Preferred Shares to make investments, our net investment income is dependent, in part, upon the difference between the rate at which we borrow funds or pay interest on any debt securities, or pay distributions on the
K-FIT
Series A Preferred Shares, and the rate at which we invest these funds. The recent increases in interest rates will make it more expensive to use debt to finance our investments and to refinance any financing arrangements. In addition, certain of our financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, our cost of funds will increase, which could materially reduce our net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on our current investments could also adversely impact our net investment income.
We have and may continue to structure the majority of our debt investments with floating interest rates to position our portfolio for rate increases. However, there can be no assurance that this will successfully mitigate our exposure to interest rate risk. For example, in rising interest rate environments, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, our fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.
Some investments in K-FIT’s portfolio utilize floating rate benchmarks such as LIBOR or SOFR. LIBOR, the London Interbank Offered Rate, was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, supports replacing U.S. dollar LIBOR with the Secured Overnight Financing Rate, or SOFR, a new index calculated by short-term repurchase agreements backed by Treasury securities.

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Prohibitions and requirements with respect to floating rate benchmarks may adversely affect the value of floating-rate debt securities in our portfolio. While SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, it is not possible to predict whether SOFR will ultimately prevail in the market as the definitive replacement for LIBOR. The transition away from LIBOR and other current reference rates to alternative reference rates is complex and could have a material adverse effect on our business, financial condition and results of operations, including as a result of any changes in the pricing of our investments, changes to the documentation for certain of our investments and the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation or modifications to processes and systems.
Furthermore, because a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate in the investment advisory agreement and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to pre-incentive fee
net investment income.
Any second priority liens on collateral securing debt investments that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
Certain debt investments that we make to portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company remaining assets, if any.
We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before we are so entitled. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy its unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then its unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.
The rights we may have with respect to the collateral securing the debt investments we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases

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of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.
Economic recessions or downturns or restrictions on trade could impair our portfolio companies and adversely affect our operating results.
Many of our portfolio companies may be susceptible to economic recessions or downturns and may be unable to repay our debt investments during these periods. Therefore, our non-performing
assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior secured debt. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income and NAV. Certain of our portfolio companies may also be impacted by tariffs or other matters affecting international trade. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and adversely affect our operating results.
Economic downturns or recessions may also result in a portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders, which could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.
Changes to United States tariff and import/export regulations may have a negative effect on our portfolio companies.
There have been significant changes to United States trade policies, treaties and tariffs, and in the future there may be additional significant changes. These and any future developments, and continued uncertainty surrounding trade policies, treaties and tariffs, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict our portfolio companies’ access to suppliers or customers and could have material adverse effects on our business, financial condition and results of operations.
Inflation may adversely affect the business, results of operations and financial condition of our portfolio companies.
Certain of our portfolio companies are in industries that may be impacted by inflation. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on our loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations.
A covenant breach or other default by our portfolio companies may adversely affect our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery

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upon
default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize
our debt holding and subordinate all or a portion of our claim to claims of other creditors, even though we may have structured our investment as senior secured debt. The likelihood of such a re-characterization
would depend on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company.
Our portfolio companies may be highly leveraged.
Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.
Investing in large private U.S. borrowers may limit
K-FIT’s
ability to achieve high growth rates during times of economic expansion.
Investing in originated assets made to large private U.S. borrowers may result in
K-FIT
underperforming other segments of the market, particularly during times of economic expansion, because large private U.S. borrowers may be less responsive to competitive challenges and opportunities in the financial markets. As a result,
K-FIT’s
value may not rise at the same rate, if at all, as other funds that invest in smaller market capitalization companies that are more capable of responding to economic and industrial changes.
Investing in middle-market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
Investments in middle-market companies involve some of the same risks that apply generally to investments in larger, more established companies. However, such investments have more pronounced risks in that middle-market companies:

•
may have limited financial resources and may be unable to meet the obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral pledged under such securities and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•
frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•
are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•
generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers,
K-FIT
Board and members of the Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

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•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
We may not realize gains from our equity investments.
Certain investments that we may make could include warrants or other equity securities. In addition, we may make direct equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.
An investment strategy focused primarily on privately held companies presents certain challenges, including, but not limited to, the lack of available information about these companies.
We intend to invest primarily in privately held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. Second, the depth and breadth of experience of management in private companies tends to be less than that at public companies, which makes such companies more likely to depend on the management talents and efforts of a smaller group of persons and/or persons with less depth and breadth of experience. Therefore, the decisions made by such management teams and/or the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our investments and, in turn, on us. Third, the investments themselves tend to be less liquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of our target portfolio companies may affect our investment returns. Fourth, limited public information generally exists about private companies. Fifth, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of the Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. The Adviser would typically assess an investment in a portfolio company based on the Adviser’s estimate of the portfolio company’s earnings and enterprise value, among other things, and these estimates may be based on limited information and may otherwise be inaccurate, causing the Adviser to make different investment decisions than it may have made with more complete information. These private companies and their financial information will not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.
Any investments in securities or assets of publicly traded companies are subject to the risks inherent in investing in public securities.
We may invest a portion of our portfolio in publicly traded assets. For example, it is not expected that we will be able to negotiate additional financial covenants or other contractual rights, which we might otherwise be able to obtain in making privately negotiated investments. In addition, by investing in publicly traded securities or assets, we will be subject to U.S. federal and state securities laws, as well as
non-U.S. securities
laws, that may, among other things, restrict or prohibit our ability to make or sell an investment. Moreover, we may not have the same access to information in connection with investments in public securities, either when investigating a potential investment or after making an investment, as compared to privately negotiated investments. Furthermore, we may be limited in its ability to make investments and to sell existing investments

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in public securities because the Adviser or its affiliates may be deemed to have material, non-public
information regarding the issuers of those securities or as a result of other internal policies. The inability to sell public securities in these circumstances could materially adversely affect our investment results. In addition, an investment may be sold by us to a public company where the consideration received is a combination of cash and stock of the public company, which may, depending on the securities laws of the relevant jurisdiction, be subject to lock-up
periods.
A lack of liquidity in certain of our investments may adversely affect our business.
We intend to invest in certain companies whose securities are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated OTC secondary market for institutional investors and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.
We may not have the funds or ability to make additional investments in our portfolio companies.
We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on
investments. Any decisions not to make
a follow-on investment
or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.
Our investments may include original issue discount and
payment-in-kind
instruments.
To the extent that we invest in original issue discount or
payment-in-kind
(“PIK”) instruments and the accretion of original issue discount or PIK interest income constitutes a portion of our income, we will be exposed to risks associated with the requirement to include such non-cash
income in taxable and accounting income prior to receipt of cash, including the following:

•
the higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans;

•
original issue discount and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral;

•
an election to defer PIK interest payments by adding them to the principal on such instruments increases our future investment income which increases our net assets and, as such, increases the Adviser’s future base management fees which, thus, increases the Adviser’s future income incentive fees at a compounding rate;

•
market prices of PIK instruments and other
zero-coupon
instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash pay securities;

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•	the deferral of PIK interest on an instrument increases the loan-to-value ratio, which is a measure of the riskiness of a loan, with respect to such instrument;

•	even if the conditions for income accrual under GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;

•
the required recognition of original issue discount or PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash
component of investment company taxable income that may require cash distributions to shareholders in order to maintain the ability to be subject to tax as a RIC; and

•	original issue discount may create a risk of non-refundable cash payments to the Adviser based on non-cash accruals that may never be realized.
We may use a wide range of investment techniques that could expose us to a diverse range of risks.
The Adviser may employ investment techniques or invest in instruments that it believes will help achieve our investment objectives, whether or not such investment techniques or instruments are specifically described herein, so long as such investments are consistent with our investment strategies and objectives and subject to applicable law. Such investment techniques or instruments may not be thoroughly tested in the market before being employed and may have operational or theoretical shortcomings which could result in unsuccessful investments and, ultimately, losses to us. In addition, any such investment technique or instrument may be more speculative than other investment techniques or instruments specifically described herein and may involve material and unanticipated risks. There can be no assurance that the Adviser will be successful in implementing any such investment technique. Furthermore, the diversification and type of investments may differ substantially from our prior investments.
We may from time to time enter into total return swaps, credit default swaps or other derivative transactions which expose us to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.
We may from time to time enter into total return swaps, credit default swaps or other derivative transactions that seek to modify or replace the investment performance of a particular reference security or other asset. These transactions are typically individually negotiated, non-standardized agreements
between two parties to exchange payments, with payments generally calculated by reference to a notional amount or quantity. Swap contracts and similar derivative contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. These investments may present risks in excess of those resulting from the referenced security or other asset. Because these transactions are not an acquisition of the referenced security or other asset itself, the investor has no right directly to enforce compliance with the terms of the referenced security or other asset and has no voting or other consensual rights of ownership with respect to the referenced security or other asset. In the event of insolvency of a counterparty, we will be treated as a general creditor of the counterparty and will have no claim of title with respect to the referenced security or other asset.
A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the referenced security or other assets underlying the total return swap during a specified period, in return for periodic payments based on a fixed or variable interest rate.
A total return swap is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the total return swap and the debt obligations underlying the total return swap. In addition, we may incur certain costs in connection with a total return swap that could in the aggregate be significant.
A credit default swap is a contract in which one party buys or sells protection against a credit event with respect to an issuer, such as an issuer’s failure to make timely payments of interest or principal on its debt

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obligations, bankruptcy or restructuring during a specified period. Generally, if we sell credit protection using a credit default swap, we will receive fixed payments from the swap counterparty and if a credit event occurs with respect to the applicable issuer, we will pay the swap counterparty par for the issuer’s defaulted debt securities and the swap counterparty will deliver the defaulted debt securities to us. Generally, if we buy credit protection using a credit default swap, we will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, we will deliver the issuer’s defaulted securities underlying the swap to the swap counterparty and the counterparty will pay us par for the defaulted securities. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer’s defaulted debt securities from the seller of protection.
Credit default swaps are subject to the credit risk of the underlying issuer. If we are selling credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, a credit event will occur and we will have to pay the counterparty. If we are buying credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, no credit event will occur and we will receive no benefit for the premium paid.
A derivative transaction is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In some cases, we may post collateral to secure our obligations to the counterparty, and we may be required to post additional collateral upon the occurrence of certain events such as a decrease in the value of the reference security or other asset. In some cases, the counterparty may not collateralize any of its obligations to us.
Derivative investments effectively add leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In addition to the risks described above, such arrangements are subject to risks similar to those associated with the use of leverage.
We may enter into repurchase agreements or reverse repurchase agreements.
Subject to our investment objectives and policies, we may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by
K-FIT
of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that
K-FIT
will sell the securities back to the institution at a fixed time in the future for the purchase price plus premium (which often reflects the interests).
K-FIT
does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement,
K-FIT
could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which
K-FIT
seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution,
K-FIT
generally will seek to liquidate such collateral. However, the exercise of
K-FIT’s
right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price,
K-FIT
could suffer a loss.
Subject to our investment objectives and policies, we invest in repurchase agreements as a seller, also knowns as a “reverse repurchase agreement.”
K-FIT’s
use of reverse repurchase agreements involves many of the same risks involved in
K-FIT’s
use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that
K-FIT
has sold but remains obligated to repurchase. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency,
K-FIT
may be adversely affected. Also, in entering into reverse

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repurchase agreements,
K-FIT
would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions,
K-FIT’s
NAV will decline, and, in some cases,
K-FIT
may be worse off than if it had not used such instruments.
We may enter into securities lending agreements.
We may from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to brokers and other financial institutions that are believed by the Adviser to be of high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (e.g., negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market
basis in an amount at least equal at all times to the market value of the securities lent. If
K-FIT
enters into a securities lending arrangement, the Adviser, as part of its responsibilities under the
K-FIT
Advisory Agreement, will invest
K-FIT’s
cash collateral in accordance with
K-FIT’s
investment objectives and strategies.
K-FIT
will pay the borrower of the securities a fee based on the amount of the cash collateral posted in connection with the securities lending program. The borrower will pay to
K-FIT,
as the lender, an amount equal to any dividends or interest received on the securities lent.
K-FIT
may invest the cash collateral received only in accordance with its investment objectives, subject to
K-FIT’s
agreement with the borrower of the securities. In the case of cash collateral,
K-FIT
expects to pay a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for
K-FIT.
Although voting rights or rights to consent with respect to the loaned securities pass to the borrower,
K-FIT,
as the lender, will retain the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by
K-FIT
if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.
K-FIT
may also call such loans in order to sell the securities involved. When engaged in securities lending,
K-FIT’s
performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by
K-FIT
in permissible investments.
We may acquire various financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our shareholders.
We may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. These financial instruments may be purchased on exchanges or may be individually negotiated and traded in OTC markets. Use of such financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to pay distributions to our shareholders.
Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.
Technological innovations and industry disruptions may negatively impact us.
Current trends in the market generally have been toward disrupting a traditional approach to an industry with technological innovation, and multiple young companies have been successful where this trend toward disruption in markets and market practices has been critical to their success. In this period of rapid technological and commercial innovation, new businesses and approaches may be created that will compete with
K-FIT
and/or its investments or alter the market practices
K-FIT’s
strategy has been designed to function within and depend on for investment returns. Any of these new approaches could damage
K-FIT’s
investments, significantly disrupt the market in which it operates and subject it to increased competition, which could materially and adversely affect its business, financial condition and results of investments.
We may invest through joint ventures, partnerships or other special purpose vehicles and our investments through these vehicles may entail greater risks, and investments in which we have a non-controlling interest
may involve risks specific to third-party management of those investments.
We
may co-invest with
third parties through partnerships, joint ventures or other entities, thereby acquiring jointly controlled or non-controlling interests
in certain investments in conjunction with participation by one or more third parties in such investment. We may have interests or objectives that are inconsistent with those of the third-party partners or co-venturers. Although
we may not have full control over these investments and therefore, may have a limited ability to protect its position therein, we expect that we will negotiate appropriate rights to protect our interests. Nevertheless, such investments may involve risks not present in investments where a third party is not involved, including the possibility that a third-party partner or co-venturer may
have financial difficulties, resulting in a negative impact on such investment, may have economic or business interests or goals which are inconsistent with ours, or may be in a position to take (or block) action in a manner contrary to our investment objectives or the increased possibility of default by, diminished liquidity or insolvency of, the third party, due to a sustained or general economic downturn. Third-party partners or co-venturers may
opt to liquidate an investment at a time during which such liquidation is not optimal for us. In addition, we may in certain circumstances be liable for the actions of its third-party partners or co-venturers. In
those circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to such investments, including incentive compensation arrangements.
Syndication of
Co-Investments.
From time to time,
K-FIT
may make an investment with the expectation of offering a portion of its interests therein as a co-investment
opportunity to third-party investors. There can be no assurance that
K-FIT
will be successful in syndicating any such
co-investment,
in whole or in part, that the closing of such
co-investment
will be consummated in a timely manner, that any syndication will take place on terms and conditions that will be preferable for
K-FIT
or that expenses incurred by
K-FIT
with respect to any such syndication will not be substantial. In the event that
K-FIT
is not successful in syndicating any such
co-investment,
in whole or in part,
K-FIT
may consequently hold a greater concentration and have more exposure in the related investment than initially was intended, which could make
K-FIT
more susceptible to fluctuations in value resulting from adverse economic and/or business conditions with respect thereto. Moreover, an investment by
K-FIT
that is not syndicated to
co-investors
as originally anticipated could significantly reduce
K-FIT’s
overall investment
returns.

8
1

Risks Related to the Adviser and Its Affiliates; Conflicts of Interest
The Adviser and its affiliates, including our officers and some of the
K-FIT
Board trustees, face conflicts of interest as a result of compensation arrangements with us and the Adviser, which could result in actions that are not in the best interests of our shareholders.
The Adviser and its affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. We pay to the Adviser an incentive fee that is based on the performance of our portfolio and an annual Base Management Fee that is based on the average monthly value of our net assets. Because the Incentive Fee is based on the performance of our portfolio, the Adviser may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee is determined may also encourage the Adviser to use leverage to increase the return on our investments. In addition, because the Base Management Fee is based upon the average monthly value of our net assets, the Adviser may be incentivized to recommend the use of leverage or the issuance of additional equity to make additional investments and increase the average monthly value of our net assets. Under certain circumstances, the use of leverage may increase the likelihood of default, which could disfavor holders of
K-FIT
Class I Shares. Our compensation arrangements could therefore result in our making riskier or more speculative investments, or relying more on leverage to make investments, than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns.
K-FIT
may be obligated to pay the Adviser incentive compensation on income that it has not received.
Any incentive fee payable by
K-FIT
that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Adviser is not under any obligation to reimburse
K-FIT
for any part of the incentive fee it received that was based on accrued income that
K-FIT
never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in
K-FIT
paying an incentive fee on income it never received. For U.S. federal income tax purposes,
K-FIT
is required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in some circumstances in which it does not receive a corresponding payment in cash. Under such circumstances,
K-FIT
may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that
K-FIT
is required to pay an incentive fee with respect to such accrued income. As a result,
K-FIT
may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If
K-FIT
is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
We may be obligated to pay the Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.
The
K-FIT
Advisory Agreement entitles the Adviser to receive a portion of our
Pre-Incentive
Fee Net Investment Income regardless of any capital losses. In such case, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.
In addition, any incentive fees on
Pre-Incentive
Fee Net Investment Income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a

8
2

result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.
There may be conflicts of interest related to obligations the Adviser’s senior management and investment teams have to our affiliates and to other clients.
The members of the senior management and investment teams of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment vehicles managed by the same personnel. For example, the Adviser is also the investment adviser to FS KKR Capital Corp. (“FSK”), and the officers, managers and other personnel of the Adviser may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with KKR Credit or FS Investments. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our shareholders. Our investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on the Adviser to manage our day-to-day activities
and to implement our investment strategy. The Adviser and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, the Adviser, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of other entities affiliated with KKR Credit or FS Investments. The Adviser and its employees will devote only as much of its or their time to our business as the Adviser and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.
We rely, in part, on the Adviser to assist with identifying investment opportunities and making investment recommendations to
K-FIT.
The Adviser and its affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser, its affiliates and their officers and employees will not be devoted exclusively to our business, but will be allocated between us and such other business activities of the Adviser and its affiliates in a manner that the Adviser deems necessary and appropriate.
The time and resources that individuals employed by the Adviser devote to us may be diverted and we may face additional competition due to the fact that individuals employed by the Adviser are not prohibited from raising money for or managing other entities that make the same types of investments that we target.
Neither the Adviser, nor persons providing services to us on behalf of the Adviser, are prohibited from raising capital for and managing other investment entities that make the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. We may participate in certain transactions originated by the Adviser or its affiliates under an order for exemptive relief from the SEC, dated January 5, 2021 (the
“Co-Investment
Exemptive Order”), which will permit us, subject to the satisfaction of certain conditions, to co-invest in certain
privately negotiated investment transactions, including investments originated and directly negotiated by the Adviser or KKR Credit, with our co-investment
affiliates. To the extent
K-FIT makes co-investments with investment
accounts managed by the Adviser or its
affiliates, these co-investment opportunities may
give rise to conflicts of interest or perceived conflicts of interest among
K-FIT
and the other participating accounts. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to
K-FIT
and other participating accounts. While the terms of the
Co-Investment
Exemptive Order require that the Adviser will be given the opportunity to cause us to participate in certain transactions originated by affiliates of the Adviser, the Adviser may determine that we not participate in those transactions and for certain other transactions (as set forth in guidelines approved by the
K-FIT
Board) the Adviser may not have the opportunity to cause us to participate.

8
3

Our shares may be purchased by the Adviser or its affiliates.
The Adviser and its affiliates expect to purchase our shares. The Adviser and its affiliates will not acquire any shares with the intention to resell or re-distribute
such shares. The purchase of shares by the Adviser and its affiliates could create certain risks, including, but not limited to, the following:

•	the Adviser and its affiliates may have an interest in disposing of our assets at an earlier date so as to recover their investment in our shares; and

•	substantial purchases of shares by the Adviser and its affiliates may limit the Adviser’s ability to fulfill any financial obligations that it may have to us or incurred on our behalf.
The Adviser relies on key personnel, the loss of any of whom could impair its ability to successfully manage us.
Our future success depends, to a significant extent, on the continued services of the officers and employees of the Adviser or its affiliates. The loss of services of one or more members of the Adviser’s senior management team, including personnel of KKR Credit or FS Investments, could adversely affect our financial condition, business and results of operations.
The compensation we pay to the Adviser will be determined without independent assessment on our behalf, and these terms may be less advantageous to us than if such terms had been the subject of arm’s-length
negotiations.
The
K-FIT
Advisory Agreement was not entered into on an
arm’s-length
basis with an unaffiliated third party. As a result, the form and amount of compensation we pay the Adviser may be less favorable to us than they might have been had an investment advisory agreement been entered into through arm’s-length
transactions with an unaffiliated third party.
The Placement Agents’ influence on the Company Private Offering and on the
K-FIT
Private Offering gives them the ability to increase the fees payable to the Adviser.
The Adviser is paid a Base Management Fee calculated as a percentage of our net assets and unrelated to net income or any other performance base or measure. The Placement Agents, which are affiliates of the Adviser, will be incentivized to raise more proceeds in the Company Private Offering and in the
K-FIT
Private Offering to increase our net assets, even if it would be difficult for us to efficiently deploy additional capital, which in turn would increase the Base Management Fee payable to the Adviser.
The Adviser’s liability is limited under each of the
K-FIT
Advisory Agreement and the
K-FIT
Administration Agreement, and we are required to indemnify it against certain liabilities, which may lead it to act in a riskier manner on our behalf than it would when acting for its own account.
Pursuant to each of the
K-FIT
Advisory Agreement and the
K-FIT
Administration Agreement, the Adviser and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Adviser will not be liable to us for their acts under the
K-FIT
Advisory Agreement and the
K-FIT
Administration Agreement, as applicable, absent willful misfeasance, bad faith or gross negligence in the performance of their duties. We have agreed to indemnify, defend and protect the Adviser and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Adviser with respect to all damages, liabilities, costs and expenses resulting from acts of the Adviser not arising out of willful misfeasance, bad faith or gross negligence in the performance of their duties under the
K-FIT
Advisory Agreement or the
K-FIT
Administration Agreement, as applicable. These protections may lead the Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

8
4

Risks Related to Business Development Companies
Failure to maintain our status as a BDC would reduce our operating flexibility.
K-FIT
has elected to be treated as a BDC under the 1940 Act. If we do not remain a BDC, we might be regulated as a closed-end investment
company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.
We are uncertain of our future sources for funding our future capital needs and if we cannot obtain debt or equity financing on acceptable terms, or at all, our ability to acquire investments and to expand our operations will be adversely affected.
K-FIT
intends to use the net proceeds from the
K-FIT
Private Offering (and thus the net proceeds from the Company Private Offering) to (1) make investments in accordance with our investment strategy and policies, (2) reduce borrowings and repay indebtedness incurred under various financing agreements we may enter into, (3) fund repurchases under our share repurchase program, and (4) for general corporate purposes, including paying operating expenses and other various fees and expenses such as base management fees and incentive fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or additional equity financing in the future to operate. We may also need to access the capital markets to refinance debt obligations to the extent maturing obligations are not repaid with cash flows from operations. In order to maintain RIC tax treatment, we must distribute distributions to our shareholders each tax year on a timely basis generally of an amount at least equal to 90% of our investment company taxable income, determined without regard to any deduction for distributions paid, and the amounts of such distributions will therefore not be available to fund investment originations or to repay maturing debt. In addition, with certain limited exceptions, we are only allowed to borrow amounts or issue debt securities or preferred stock, which we refer to collectively as “senior securities,” such that our asset coverage, as calculated pursuant to the 1940 Act, equals at least 150% immediately after such borrowing, which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. In the event that we develop a need for additional capital in the future for investments or for any other reason, and we cannot obtain debt or equity financing on acceptable terms, or at all, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to allocate our portfolio among various issuers and industries and achieve our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.
The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.
As a BDC, we may not acquire any assets other than “qualifying assets,” as listed in Section 55(a) of the 1940 Act, unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying
investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would subject us to substantially more regulatory restrictions and significantly decrease our operating flexibility.

8
5

Regulations governing
K-FIT’s
operation as a BDC and a RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.
As a result of the annual distribution requirement to qualify as a RIC,
K-FIT
may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” as defined under the 1940 Act, including issuing additional series of preferred shares, borrowing money from banks or other financial institutions or issuing debt securities only in amounts such that our asset coverage meets the threshold set forth in the 1940 Act immediately after each such issuance. Under the provisions of the 1940 Act, we are currently permitted to issue “senior securities” only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% after each issuance of senior securities. For purposes of the 1940 Act, “asset coverage” means the ratio of (1) the total assets of a BDC, less all liabilities and indebtedness not represented by senior securities, to (2) the aggregate amount of senior securities representing indebtedness (plus, in the case of senior securities represented by preferred stock, the aggregate involuntary liquidation preference of such BDC’s preferred stock).
K-FIT’s
ability to issue different types of securities is also limited. Under the 1940 Act, any preferred shares
K-FIT
issues, including the
K-FIT
Series A Preferred Shares, will constitute a “senior security” for purposes of the 150% asset coverage test. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately owned competitors, which may lead to greater shareholder dilution.
K-FIT
expects to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which would prohibit us from paying distributions and could prevent us from qualifying or maintaining our qualification as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.
In the absence of an event of default, no person or entity from which we borrow money has a veto right or voting power over our ability to set policy, make investment decisions or adopt investment strategies.
K-FIT’s
preferred shares, including the
K-FIT
Series A Preferred Shares, are another form of leverage and rank “senior” to
K-FIT
Class I Shares in
K-FIT’s
capital structure. Preferred shareholders have separate voting rights on certain matters and might have other rights, preferences or privileges more favorable than those of holders of
K-FIT
Class I Shares, and the issuance of preferred shares could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of
K-FIT
Class I Shares or otherwise be in the best interest of holders of
K-FIT
Class I Shares. Holders of
K-FIT
Class I Shares will directly or indirectly bear all of the costs associated with offering and servicing any preferred shares that we issue. In addition, any interests of preferred shareholders may not necessarily align with the interests of holders of
K-FIT
Class I Shares and the rights of holders of shares of preferred shares to receive distributions would be senior to those of holders of shares of
K-FIT
Class I Shares. Other than
K-FIT
Series A Preferred Shares,
K-FIT
does not anticipate issuing any additional series of preferred shares in the next 12 months.
Under the 1940 Act, we generally are prohibited from issuing or selling our shares at a price per share, after deducting selling commissions, that is below our NAV per share, which may be a disadvantage as compared with other public companies.
K-FIT
may, however, sell our shares, or warrants, options or rights to acquire our shares, at a price below the current NAV of our shares if the
K-FIT
Board, including the
K-FIT
Independent Trustees, determine that such sale is in our best interests and the best interests of our shareholders, and our shareholders, as well as those shareholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of the
K-FIT
Board, closely approximates the fair value of such securities. If we raise additional funds by issuing
K-FIT
Class I Shares or senior securities convertible into, or exchangeable for,
K-FIT
Class I Shares, then the percentage ownership of our shareholders at that time will decrease, and holders of
K-FIT
Class I Shares might experience dilution.

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6

Our ability to enter into transactions with our affiliates is restricted.
We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of the
K-FIT
Board. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the
K-FIT
Board. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of a majority of the independent members of the
K-FIT
Board. The
Co-Investment
Exemptive Order from the SEC will permit us, subject to the satisfaction of certain conditions, to co-invest in certain
privately negotiated investment transactions, including investments originated and directly negotiated by the Adviser or KKR Credit, with our co-investment affiliates.
 If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons to the extent not covered by the exemptive relief, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or
K-FIT
Board or their respective affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a fund managed by the Adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.
We are a
non-diversified
investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
We are classified as a
non-diversified
investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Under the 1940 Act, a “diversified” investment company is required to invest at least 75% of the value of its total assets in cash and cash items, government securities, securities of other investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such company and no more than 10% of the outstanding voting securities of such Issuer. As a non-diversified
investment company, we are not subject to this requirement. To the extent that we assume large positions in the securities of a small number of issuers, or within a particular industry, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company or to a general downturn in the economy. However, we will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code.
Risks Related to
K-FIT’s
Use of Debt Financing
When we use leverage, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Leverage may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders and result in losses.
The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for loss on invested equity capital. The use of leverage involves increased risk, including increased variability of
K-FIT’s
net income, distributions and NAV in relation to market changes. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not use leverage. Such a decline could negatively affect our ability to make distributions on
K-FIT
Class I Shares or any outstanding preferred shares. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management or incentive fees payable to the Adviser.
K-FIT’s
leverage strategy may not work as planned or achieve its goal.

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7

We expect to use leverage to finance our investments. The amount of leverage that we employ will depend on the Adviser’s and the
K-FIT
Board’s assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.
As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred shares that we may issue in the future, of at least 150%. If this ratio were to fall below 150%, we could not incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations and investment activities. Moreover, our ability to make distributions to you may be significantly restricted or we may not be able to make any such distributions whatsoever. The amount of leverage that we will employ will be subject to oversight by the
K-FIT
Board, a majority of whom are
K-FIT
Independent Trustees with no material interests in such transactions.
We may also enter into reverse repurchase agreements. Transactions under such agreements constitute leverage. When
K-FIT
enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of
K-FIT’s
assets. As a result, the use of such leverage transactions may increase fluctuations in the market value of
K-FIT’s
assets compared to what would occur without the use of such transactions. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If
K-FIT
reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, transacting under such agreement will lower
K-FIT’s
yield.
Although use of leverage by
K-FIT
has the potential to enhance overall returns that exceed
K-FIT’s
cost of funds, they will further diminish returns (or increase losses on capital) to the extent overall returns are less than
K-FIT’s
cost of funds. In addition, borrowings and reverse repurchase agreements or similar arrangements in which
K-FIT
may engage may be secured by the shareholders’ investments as well as by
K-FIT’s
assets and the documentation relating to such transactions may provide that during the continuance of a default under such arrangement, the interests of the investors may be subordinated to the interests of
K-FIT’s
lenders or debtholders.
Any future credit facilities and unsecured notes impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to renew our facilities or to add new or replacement debt facilities or issue additional debt securities or other evidences of indebtedness could have a material adverse effect on our business, financial condition or results of operations.
We may default under our credit facilities.
In the event we default under a credit facility or other borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

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8

Provisions in a credit facility may limit our investment discretion.
A credit facility may be backed by all or a portion of our loans and securities on which the lenders will have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In connection with one or more credit facilities entered into by
K-FIT,
distributions to shareholders may be subordinated to payments required in connection with any indebtedness contemplated thereby.
In addition, any security interests and/or negative covenants required by a credit facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under a credit facility were to decrease, we may be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under a credit facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to make distributions.
In addition, we may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under a credit facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our liquidity and cash flow and impair our ability to grow our business.
Regulations limit our investment discretion to invest in derivatives transactions.
Rule
18f-4
under the 1940 Act limits a fund’s derivatives exposure through a comparative value-at-risk
test or absolute 20% of NAV test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. K-FIT
has initially implemented a derivatives risk management program because the forward purchase obligations associated with the Facility Agreement could exceed 10% of
K-FIT’s
NAV, such that
K-FIT
would not qualify as a “limited derivatives user” (as defined in
Rule 18f-4).
Once
K-FIT’s
forward purchase obligations have been satisfied,
K-FIT
is expected to qualify as a limited derivatives user and will adopt limited derivatives user policies and procedures at that time.
Under Rule
18f-4
under the 1940 Act, related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies,
K-FIT
and the Company are permitted to enter into derivatives and other transactions that create future payment or delivery obligations, including short sales, notwithstanding the senior security provisions of the 1940 Act if
K-FIT
or the Company, as applicable, complies with certain
value-at-risk
leverage limits, adopts and implements a written derivatives risk management program and complies with board oversight and reporting requirements or satisfies the conditions for the “limited derivatives users” exception. The Company expects to be a “limited derivatives user” under Rule

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18f-4.
To the extent the Company elects to qualify as a “limited derivatives user,” it is required to adopt and implement written policies and procedures reasonably designed to manage its derivatives risk and limit its derivatives exposure such that it does not exceed 10% of the Company’s net assets (with certain exclusions). Rule
18f-4
also permits
K-FIT
and the Company to enter into reverse repurchase agreements or similar financing transactions notwithstanding the senior security provisions of the 1940 Act if we aggregate the amount of indebtedness associated with such reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating asset coverage ratios as discussed above. In addition,
K-FIT
and the Company are permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard
settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that
(i) K-FIT
or the Company, as applicable, intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”).
K-FIT
and the Company may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as they treat any such transaction as a “derivatives transaction” for purposes of compliance with Rule
18f-4.
Furthermore,
K-FIT
and the Company are permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if
K-FIT
or the Company, as applicable, reasonably believes, at the time of entering into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. We cannot predict the effects of these requirements. The Adviser intends to monitor developments and seek to manage assets in a manner consistent with achieving our investment objectives, but there can be no assurance that it will be successful in doing so.
Changes in interest rates may affect our cost of capital and net investment income.
Since we intend to use debt to finance a portion of our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.
A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase in the amount of incentive fees payable to the Adviser with respect to pre-incentive
fee net investment income.
We may form one or more CLOs, which may subject us to certain structured financing risks.
To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse
or limited-recourse basis to purchasers. It is possible that an interest in any such CLO held by us may be considered a
“non-qualifying”
portfolio investment for purposes of the 1940 Act.
If we create a CLO, we will depend in part on distributions from the CLO’s assets out of its earnings and cash flows to enable us to make distributions to shareholders. The ability of a CLO to make distributions will be

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subject to various limitations, including the terms and covenants of the debt it issues. Also, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLO’s debt, which could impact our ability to receive distributions from the CLO. If we do not receive cash flow from any such CLO that is necessary to satisfy the annual distribution requirement for maintaining RIC status, and we are unable to obtain cash from other sources necessary to satisfy this requirement, we may not maintain our qualification as a RIC, which would have a material adverse effect on an investment in the shares.
In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to shareholders. To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by us as owner of equity interests in the CLO.
The manager for a CLO that we create may be
K-FIT,
the Adviser or an affiliate, and such manager may be entitled to receive compensation for structuring and/or management services. To the extent the Adviser or an affiliate other than
K-FIT
serves as manager and
K-FIT
is obligated to compensate the Adviser or the affiliate for such services, we, the Adviser or the affiliate will implement offsetting arrangements to assure that we, and indirectly, our shareholders, pay no additional management fees to the Adviser or the affiliate in connection therewith. To the extent we serve as manager, we will waive any right to receive fees for such services from
K-FIT
(and indirectly its shareholders) or any affiliate.
Federal Income Tax Risk
We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.
To obtain and maintain RIC tax treatment under Subchapter M of the Code, we must, among other things, meet annual distribution, income source and asset diversification requirements. If we do not qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.
We must satisfy these tests on an ongoing basis in order to maintain RIC tax treatment, and may be required to make distributions to shareholders at times when it would be more advantageous to invest cash in our existing or other investments, or when we do not have funds readily available for distribution. Compliance with the RIC tax requirements may hinder our ability to operate solely on the basis of maximizing profits and the value of our shareholders’ investments. Also, the rules applicable to our qualification as a RIC are complex, with many areas of uncertainty. If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure may have a material adverse effect on us and on any investment in us. The Code provides certain forms of relief from RIC disqualification due to failures of income source and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail either the income source or asset diversification requirements.
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
The characterization of distributions to shareholders is determined in accordance with federal income tax rules, which may differ from GAAP due to temporary and permanent differences in the recognition of income

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and expenses. For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash
compensation such as warrants or stock, or interest income from investments that have been classified as non-accrual
for financial reporting purposes. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.
Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus we may become subject to corporate-level income tax. Furthermore, we may invest in the equity securities of non-U.S. corporations
(or
other non-U.S. entities
classified as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities
are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances, these rules also could require us to recognize taxable income or gains where we do not receive a corresponding payment in cash and, unless the income and gains are related to our business of investing in stocks and securities, all or a portion of such taxable income and gains may not be considered qualifying income for purposes of the RIC income source requirements.
Some of our investments may be subject to corporate-level income tax.
K-FIT
may invest in certain debt and equity investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. Furthermore, to the extent the taxable subsidiaries have an unrealized gain or a realized gain for an equity investment, we may be required to accrue and/or pay federal and state corporate income taxes related to such unrealized or realized gains. We may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).
Our portfolio investments may present special tax issues.
K-FIT
expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments and certain equity securities may present special tax issues for
K-FIT.
U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless debt in equity securities, how payments received on obligations in default should be allocated between principal and interest income, as well as whether exchanges of debt instruments in a bankruptcy or workout context are taxable. Such matters could cause us to recognize taxable income for U.S. federal income tax purposes, even in the absence of cash or economic gain, and require us to make taxable distributions to our shareholders to maintain our RIC status or preclude the

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imposition of either U.S. federal corporate income or excise taxation. Additionally, because such taxable income may not be matched by corresponding cash received by us, we may be required to borrow money or dispose of other investments to be able to make distributions to our shareholders. These and other issues will be considered by
K-FIT,
to the extent determined necessary, in order that we minimize the level of any U.S. federal income or excise tax that we would otherwise incur.
If we are not treated as a “publicly offered regulated investment company,” as defined in the Code, U.S. shareholders that are individuals, trusts or estates will be taxed as though they received a distribution of some of our expenses.
While
K-FIT
expects to be treated as a “publicly offered regulated investment company” as a result of
K-FIT
Class I Shares and our preferred shares collectively being held by at least 500 persons at all times during a taxable year, no certainty can be provided that we will qualify for each taxable year. Further, while the Company does not expect to be treated as a “publicly offered regulated investment company” for its initial tax year, it expects to be treated as a “publicly offered regulated investment company” as a result of the Company Shares being held by at least 500 persons at all times during a future taxable year, however no certainty can be provided that the Company will qualify for each taxable year. If either of us is not treated as a “publicly offered regulated investment company,” each of our respective U.S. shareholder that is an individual, trust or estate will be treated as having received a dividend for U.S. federal income tax purposes from us in the amount of such U.S. shareholder’s allocable share of certain of the fees and expenses for the calendar year (and in case of
K-FIT,
including the management and incentive fees paid to the investment adviser), and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. shareholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code.
Legislative or regulatory tax changes could adversely affect investors.
At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Any of those new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could
diminish the value of an investment in our shares or the value or the resale potential of our investments.
Risks Related to an Investment in
K-FIT
Class I Shares
If we are unable to raise substantial funds, then we will be more limited in the number and type of investments we may make, our expenses may be higher relative to our total assets, and the value of your investment in us may be reduced in the event our assets under-perform.
Amounts that we raise may not be sufficient for us to purchase a broad portfolio of investments. To the extent that less than the maximum number of
K-FIT
Class I Shares is subscribed for, the opportunity for us to purchase a broad portfolio of investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base. If we are unable to raise substantial funds, we may not achieve certain economies of scale and our expenses may represent a larger proportion of our total assets.
We face risks associated with the deployment of our capital.
In light of the nature of our continuous offering in relation to our investment strategy and the need to be able to deploy potentially large amounts of capital quickly to capitalize on potential investment opportunities, if we

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have difficulty identifying investments on attractive terms, there could be a delay between the time we receive net proceeds from the sale of shares of
K-FIT
Class I Shares in the
K-FIT
Private Offering and the time we invest the net proceeds. Our proportion of privately negotiated investments may be lower than expected. We may also from time to time hold cash pending deployment into investments or have less than our targeted leverage, which cash or shortfall in target leverage may at times be significant, particularly at times when we are receiving high amounts of offering proceeds and/or times when there are few attractive investment opportunities. Such cash may be held in an account for the benefit of our shareholders that may be invested in money market accounts or other similar temporary investments, each of which are subject to the management fees.
In the event we are unable to find suitable investments such cash may be maintained for longer periods which would be dilutive to overall investment returns. This could cause a substantial delay in the time it takes for your investment to realize its full potential return and could adversely affect our ability to pay regular distributions of cash flow from operations to you. It is not anticipated that the temporary investment of such cash into money market accounts or other similar temporary investments pending deployment into investments will generate significant interest, and investors should understand that such low interest payments on the temporarily invested cash may adversely affect overall returns. In the event we fail to timely invest the net proceeds of sales of
K-FIT
Class I Shares or do not deploy sufficient capital to meet our targeted leverage, our results of operations and financial condition may be adversely affected.
We may have difficulty sourcing investment opportunities.
Other than the Warehousing Transaction, we have not identified the potential investments for our portfolio that we will acquire. We cannot assure investors that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy all investments successfully. In addition, privately negotiated investments in loans and illiquid securities of private companies require substantial due diligence and structuring, and we cannot assure investors that we will achieve our anticipated investment pace. As a result, investors will be unable to evaluate any future portfolio company investments prior to purchasing our shares. Additionally, our Adviser will select our investments to be made with the net proceeds of the
K-FIT
Private Offering (and thus the Company Private Offering), and Shareholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our shares. To the extent we are unable to deploy all investments, our investment income and, in turn, our results of operations, will likely be materially adversely affected.
K-FIT
and the Company may have difficulty paying distributions and the tax character of any distributions is uncertain.
To the extent that the Company has taxable income available, it is the Company’s intention to distribute to Shareholders (by way of dividend) promptly upon receipt of any amounts distributed to the Company by
K-FIT.
Distributions will be distributed to Shareholders upon declaration and authorization by the Company Board pro rata
to each Shareholder’s holding of Company Shares, subject to maintenance of reserves.
K-FIT
generally intends to distribute substantially all of its available earnings annually by paying distributions on a monthly basis, as determined by the
K-FIT
Board in its discretion. We cannot assure investors that we will achieve investment results that will allow us to make a specified level of cash distributions (particularly during the early stages of our operations) or year-to-year
increases in cash distributions.
K-FIT’s
ability, and thus the Company’s ability, to pay distributions might be adversely affected by the impact of one or more of the risks described in this Memorandum. Due to the asset coverage test applicable to us under the 1940 Act as a BDC,
K-FIT
may be limited in its ability to make distributions. In addition, if
K-FIT
enters into a credit facility or any other borrowing facility, for so long as such facility is outstanding, we anticipate that
K-FIT
may be required by its terms to use all payments of interest and principal that it receives from its current investments as well as any proceeds received from the sale of its current investments to repay amounts outstanding thereunder, which could adversely affect
K-FIT’s
ability, and thus the Company’s ability, to make distributions.

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Furthermore, the tax treatment and characterization of
K-FIT’s
and the Company’s distributions may vary significantly from time to time due to the nature of
K-FIT’s
investments. The ultimate tax characterization of distributions made during a taxable year may not finally be determined until after the end of that taxable year. We may make distributions during a taxable year that exceed our investment company taxable income and net capital gains for that taxable year. In such a situation, the amount by which our total distributions exceed investment company taxable income and net capital gains generally would be treated as a return of capital up to the amount of a shareholder’s tax basis in the shares, with any amounts exceeding such tax basis treated as a gain from the sale or exchange of such shares. A return of capital generally is a return of a shareholder’s investment rather than a return of earnings or gains derived from our investment activities. Moreover,
K-FIT
may pay all or a substantial portion of its distributions from the proceeds of the sale of shares or from borrowings or sources other than cash flow from operations in anticipation of future cash flow, which may constitute a return of shareholders’ capital and will reduce such shareholders’ tax basis in
K-FIT’s
shares, which may result in increased tax liability to shareholders when they sell such shares.
An investment in
K-FIT
Class I Shares and the Company Shares will have limited liquidity.
K-FIT’s
and the Company’s shares constitute illiquid investments for which there is not, and will likely not be, a secondary market at any time prior to a public offering and listing of such shares on a national securities exchange. There can be no guarantee that
K-FIT
or the Company will conduct a public offering and list their respective shares on a national securities exchange, and there is no current intention to do so. Investment in
K-FIT
and/or the Company is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in
K-FIT
and/or the Company. Neither Shareholders nor
K-FIT
shareholders are entitled to redeem their shares. Shareholders and
K-FIT
shareholders must be prepared to bear the economic risk of an investment in the applicable shares for an extended period of time.
There are restrictions on the ability of holders of
K-FIT
Class I Shares and Company Shares to transfer shares, including restrictions typically associated with a private offering of securities under Regulation D and other exemptions from registration under the 1933 Act, and these restrictions could limit the liquidity of an investment in
K-FIT
Class I Shares and Company Shares and the price at which holders may be able to sell the shares.
K-FIT
and the Company are relying on an exemption from registration under the 1933 Act and state securities laws in offering
K-FIT
Class I Shares and Company Shares, respectively. As such, absent an effective registration statement covering
K-FIT
Class I Shares or Company Shares, as applicable, such shares may be resold only in transactions that are exempt from the registration requirements of the 1933 Act and in accordance with the terms of the applicable subscription agreement and fund governing documents.
K-FIT
Class I Shares and Company Shares have limited transferability which could delay, defer or prevent a transaction or a change of control of
K-FIT
or the Company, respectively, that might involve a premium price for our securities or otherwise be in the best interest of our shareholders.
Certain investors will be subject to Exchange Act filing requirements.
Under Section 13(d) of the Exchange Act, ownership information for any person who beneficially owns 5% or more of the Company Shares will have to be disclosed in a Schedule 13G or other filings with the SEC. Beneficial ownership for these purposes is determined in accordance with the rules of the SEC, and includes having voting or investment power over the securities. In some circumstances, shareholders who choose to reinvest their dividends may see their percentage stake in the Company increased to more than 5%, thus triggering this filing requirement. Each shareholder is responsible for determining their filing obligations and preparing the filings. In addition, shareholders who hold more than 10% of a class of Company Shares may be subject to Section 16(b) of the Exchange Act, which recaptures for the benefit of the Company profits from the purchase and sale of registered stock (and securities convertible or exchangeable into such registered stock) within a six-month
period.

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Shareholders may experience dilution.
All distributions declared in cash payable to holders of Company Shares that are participants in the Company’s distribution reinvestment plan will generally be automatically reinvested in Company Shares, and thus in
K-FIT
Class I Shares. As a result, shareholders that do not participate in the Company’s distribution reinvestment plan may experience dilution over time.
Holders of
K-FIT
Class I Shares and Company Shares will not have preemptive rights to any shares that
K-FIT
or the Company issues in the future. The Company and
K-FIT,
under their respective declarations of trust, are allowed to issue an unlimited number of common shares. After you purchase Company Shares in the Company Private Offering, the
K-FIT
Board and/or the Company Board may elect, without shareholder approval, to: (1) sell additional shares in their respective private offerings or future public or private offerings; (2) issue interests in any of our subsidiaries in private offerings; (3) issue shares upon the exercise of the options granted to independent trustees or future employees; or (4) subject to applicable law, issue shares in payment of an outstanding obligation to pay fees for services rendered to us. To the extent
K-FIT
issues additional
K-FIT
Class I Shares, or the Company issues additional Company Shares, after your purchase in the Company Private Offering, your percentage ownership interest in
K-FIT
and/or the Company will be diluted. Because of these and other reasons, our shareholders may experience substantial dilution in their percentage ownership of the Company (and, indirectly,
K-FIT).
Investing in
K-FIT
Class I Shares, and thus investing in Company Shares, involves a high degree of risk.
The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.
The NAV of our shares may fluctuate significantly.
The NAV and liquidity, if any, of the market for
K-FIT
Class I Shares and Company Shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC or BDC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

•	departure of either of our adviser or certain of its respective key personnel;

•	general economic trends and other external factors; and

•	loss of a major funding source.
K-FIT’s
preferred shares, including the
K-FIT
Series A Preferred Shares and any additional series of preferred shares
K-FIT
may determine to issue in the future, could adversely affect the value of
K-FIT
Class I Shares.
K-FIT’s
preferred shares, including the
K-FIT
Series A Preferred Shares and any additional series of preferred shares
K-FIT
may determine to issue in the future, may have dividend or conversion rights, liquidation

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preferences or other economic terms favorable to the holders of such series preferred shares that could make an investment in
K-FIT
Class I Shares less attractive. In addition, the dividends on any preferred shares we issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred shares must take preference over any distributions or other payments to holders of
K-FIT
Class I Shares, and holders of preferred shares are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred shares that converts into
K-FIT
Class I Shares). In addition, under the 1940 Act, any such preferred shares would constitute a “senior security” for purposes of the 150% asset coverage test.
If
K-FIT
fails to pay dividends on the
K-FIT
Series A Preferred Shares for two years, the holders of
K-FIT
Series A Preferred Shares will be entitled to elect a majority of
K-FIT’s
trustees.
The terms of the
K-FIT
Series A Preferred Shares provide for certain dividend payments. In accordance with the 1940 Act and the terms of the
K-FIT
Series A Preferred Shares, if dividends thereon are unpaid in an amount equal to at least two years of dividends, the holders of the
K-FIT
Series A Preferred Shares will be entitled to elect a majority of the
K-FIT
Board. Holders of the
K-FIT
Series A Preferred Shares have the right to vote, including in the election of trustees, in ways that may benefit their interests but not the interests of holders of the
K-FIT
Class I Shares.
General Risk Factors
Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
We, our portfolio companies and other counterparties are subject to regulation at the local, state and federal level. New legislation may be enacted, amended or repealed or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our shareholders, potentially with retroactive effect. For example, certain provisions of the Dodd-Frank Act, which influences many aspects of the financial services industry, have been amended or repealed and the Code has been substantially amended and reformed.
The current U.S. presidential administration may support an enhanced regulatory agenda that imposes greater costs on all sectors and on financial services companies in particular. In addition, uncertainty regarding legislation and regulations affecting the financial services industry or taxation could also adversely impact our business or the business of our portfolio companies. New or repealed legislation, interpretations, rulings or regulations could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.
Additionally, any changes to or repeal of the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this Memorandum and may result in our investment focus shifting from the areas of expertise of the Adviser to other types of investments in which the Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our financial condition and results of operations and the value of a shareholder’s investment.
Global economic, political and market conditions, including downgrades of the U.S. credit rating, may adversely affect our business, results of operations and financial condition.
The current global financial market situation, as well as various social and political tensions in the United States and around the world (including the current conflict in Ukraine) may contribute to increased market

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volatility, may have long-term effects on the United States and worldwide financial markets and may cause economic uncertainties or deterioration in the United States and worldwide. The success of our investment activities could be affected by general economic and market conditions in the United States and in the rest of the world, as well as by changes in applicable laws and regulations (including laws relating to taxation of our investments), trade barriers, currency exchange controls, rate of inflation, currency depreciation, asset re-investment,
resource self-sufficiency and national and international political and socioeconomic circumstances in respect of the
non-U.S. countries
in which we may invest. These factors will affect the level and volatility of securities prices and the liquidity of
K-FIT’s
investments, which could impair our profitability or result in losses. General fluctuations in the market prices of securities and interest rates may affect our investment opportunities and the value of our investments. We may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets; the larger the positions, the greater the potential for loss. Declines in the performance of national economies or the credit markets in certain jurisdictions have had a negative impact on general economic and market conditions globally, and as a result, could have a material adverse effect on our business, financial condition and results of operations.
For example, the impact of downgrades by rating agencies to the U.S. government’s sovereign credit rating or its perceived creditworthiness as well as potential government shutdowns and uncertainty surrounding transfers of power could adversely affect the U.S. and global financial markets and economic conditions. Similarly in Europe, since 2010 several European Union (“EU”) countries have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. The United Kingdom’s (“U.K.”) decision to leave the EU (the so-called
“Brexit”) has also led to volatility in global financial markets. On December 24, 2020, a trade agreement was concluded between the EU and the U.K. (the “TCA”), which was entered into force in 2021 following ratification by the EU. Although the TCA covers many issues, it leaves decisions on equivalence and adequacy to be determined by each of the U.K. and EU unilaterally in due course. As such, there remains uncertainty as to the scope, nature and terms of the relationship between the U.K. and the EU, the effect and implications of the TCA, and the actual and potential consequences of Brexit. In addition, the fiscal policy of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets. Trade wars and volatility in the U.S. repo market, the U.S. high yield bond markets, the Chinese stock markets and global markets for commodities may affect other financial markets worldwide. And while recent government stimulus measures worldwide have reduced volatility in the financial markets, volatility may return as such measures are phased out, and the long-term impacts of such stimulus on fiscal policy and inflation remain unknown.
The Adviser’s financial condition may be adversely affected by a significant general economic downturn and it may be subject to legal, regulatory, reputational and other unforeseen risks that could have a material adverse effect on the Adviser’s businesses and operations (including those of
K-FIT).
A recession, slowdown and/or sustained downturn in the global economy (or any particular segment thereof) could have a pronounced impact on
K-FIT
and could adversely affect
K-FIT’s
profitability, impede the ability of
K-FIT’s
portfolio companies to perform under or refinance their existing obligations and impair
K-FIT’s
ability to effectively deploy its capital or realize its investments on favorable terms.
Any of the foregoing events could result in substantial or total losses to
K-FIT
in respect of certain investments, which losses will likely be exacerbated by the presence of leverage in a portfolio company’s capital structure.
The Russian invasion of Ukraine may have a material adverse impact on us and our portfolio companies.
The conflict between Russia and Ukraine could lead to disruption, instability and volatility in global markets, economies and industries that could negatively impact our business, results of operations and financial condition. The conflict has already resulted in significant volatility in certain equity, debt and currency markets,

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material increases in certain commodity prices, and economic uncertainty. The conflict may escalate, and its resolution is unclear. The U.S. government and other governments have imposed severe sanctions against Russia and Russian interests and threatened additional sanctions and controls. Sanctions and export control laws and regulations are complex, frequently changing, and increasing in number, and they may impose additional legal compliance costs or business risks associated with our operations.
Our business is dependent on bank relationships and recent strain on the banking system may adversely impact us.
The financial markets recently have encountered volatility associated with concerns about the balance sheets of banks, especially small and regional banks who may have significant losses associated with investments that make it difficult to fund demands to withdraw deposits and other liquidity needs. Although the federal government has announced measures to assist these banks and protect depositors, some banks have already been impacted and others may be materially and adversely impacted. Our business is dependent on bank relationships and we are proactively monitoring the financial health of such bank relationships. Continued strain on the banking system may adversely impact our business, financial condition and results of operations.
We may experience fluctuations in our quarterly results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the loans or other debt securities we originate or acquire, the level of our expenses (including our borrowing costs), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
We and the Adviser could be the target of litigation.
We and the Adviser could become the target of securities class action litigation or other similar claims if the value of
K-FIT
Class I Shares or Company Shares fluctuate significantly or for other reasons. The proceedings could continue without resolution for long periods of time and the outcome of any such proceedings could materially adversely affect our business, financial condition, and/or operating results. Any litigation or other similar claims could consume substantial amounts of our management’s time and attention, and that time and attention and the devotion of associated resources could, at times, be disproportionate to the amounts at stake. Litigation and other claims are subject to inherent uncertainties, and a material adverse impact on our financial statements could occur for the period in which the effect of an unfavorable final outcome in litigation or other similar claims becomes probable and reasonably estimable. In addition, we could incur expenses associated with defending ourselves against litigation and other similar claims, and these expenses could be material to our earnings in future periods.
Our business and operations could be negatively affected if we become subject to shareholder activism, which could cause us to incur significant expense, hinder the execution of our investment strategy or impact our share price.
Shareholder activism, which could take many forms, including making public demands that we consider certain strategic alternatives for
K-FIT,
engaging in public campaigns to attempt to influence our corporate governance and/or our management, and commencing proxy contests to attempt to elect the activists’ representatives or others to the
K-FIT
Board, or arise in a variety of situations, has been increasing in the BDC space recently. We may in the future become the target of shareholder activism, which could result in substantial costs and divert management’s and the
K-FIT
Board’s attention and resources from our business. Additionally, such shareholder activism could give rise to perceived uncertainties as to our future and adversely affect our relationships with service providers and our portfolio companies. Also, we may be required to incur significant

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legal and other expenses related to any activist shareholder matters. Further, the valuation of
K-FIT
Class I Shares could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.
If we, our affiliates and our and their respective third-party service providers are unable to maintain the availability of electronic data systems and safeguard the security of data, our ability to conduct business may be compromised, which could impair our liquidity, disrupt our business, damage our reputation or otherwise adversely affect our business.
Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. We, our affiliates and our and their respective third-party service providers are subject to cybersecurity risks. Our business operations rely upon secure information technology systems for data processing, storage and reporting. We depend on the effectiveness of the information and cybersecurity policies, procedures and capabilities maintained by our affiliates and our and their respective third-party service providers to protect their computer and telecommunications systems and the data that reside on or are transmitted through them. Cybersecurity risks have significantly increased in recent years and, while we have not experienced any material losses relating to cyber-attacks or other information security breaches, we could suffer such losses in the future. Our, our affiliates and our and their respective third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact, as well as cyber-attacks that do not have a security impact but may nonetheless cause harm, such as causing denial-of-service
attacks (i.e., efforts to make network services unavailable to intended users) on websites, servers or other online systems. If one or more of such events occur, it potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in our operations or the operations of our affiliates and our and their respective third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect our business, financial condition or results of operations.
Substantial costs may be incurred in order to prevent any cyber incidents in the future. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, we may be required to expend significant additional resources to modify our protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. There is no assurance that any efforts to mitigate cybersecurity risks undertaken by us, our affiliates, or our or their respective third-party service providers will be effective. If we fail to comply with the relevant laws and regulations, we could suffer financial losses, a disruption of our business, liability to investors, regulatory intervention or reputational damage.
As an
SEC-reporting
company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance
with such regulations may adversely affect us.
As an
SEC-reporting
company, we are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a relatively new company, developing and maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.
We are not required to comply with the requirements of the Sarbanes-Oxley Act, including the internal control evaluation and certification requirements of Section 404, and will not be required to comply with all of those requirements until we have been subject to the reporting requirements of the Exchange Act for a specified period of time or the date we are no longer an emerging growth company under the JOBS Act. Accordingly, our internal controls over financial reporting do not currently meet all of the standards contemplated by Section 404 that we will eventually be required to meet. We are in the process of addressing our internal controls over financial reporting and are establishing formal procedures, policies, processes and practices related to financial reporting and to the identification of key financial reporting risks, assessment of their potential impact and linkage of those risks to specific areas and activities within
K-FIT
and the Company.
Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until the later of the year following our first annual report required to be filed with the SEC, or the date we are no longer an emerging growth company under the JOBS Act. Because we do not currently have comprehensive documentation of our internal controls and have not yet tested our internal controls in accordance with Section 404, we cannot conclude in accordance with Section 404 that we do not have a material weakness in our internal controls or a combination of significant deficiencies that could result in the conclusion that we have a material weakness in our internal controls.
K-FIT
is an “emerging growth company” under the JOBS Act, and
K-FIT
cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make
K-FIT
Class I Shares less attractive to investors.
For so long as
K-FIT
remains an “emerging growth company,”
K-FIT
may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our shares less attractive because we will rely on some or all of these exemptions. If some investors find our shares less attractive as a result, there may be a less active market for an investment in our shares.
In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the 1933 Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We will take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.
Events outside of our control, including public health crises, could negatively affect our portfolio companies and our results of operations.
Periods of market volatility have occurred and could continue to occur in response to pandemics or other events outside of our control. We, the Adviser, and the portfolio companies in which we invest in could be affected by force majeure events (
i.e.
, events beyond the control of the party claiming that the event has occurred, such as acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, labor strikes, major plant breakdowns, pipeline or electricity line ruptures, failure of technology, defective design and construction, accidents, demographic changes, government

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macroeconomic policies, social instability, etc.). Some force majeure events could adversely affect the ability of a party (including us, the Adviser, a portfolio company or a counterparty to us, the Adviser, or a portfolio company) to perform its obligations until it is able to remedy the force majeure event. In addition, force majeure events, such as the cessation of the operation of equipment for repair or upgrade, could similarly lead to the unavailability of essential equipment and technologies. These risks could, among other effects, adversely impact the cash flows available from a portfolio company, cause personal injury or loss of life, including to a senior manager of the Adviser or its affiliates, damage property, or instigate disruptions of service. In addition, the cost to a portfolio company or us of repairing or replacing damaged assets resulting from such force majeure event could be considerable. It will not be possible to insure against all such events, and insurance proceeds received, if any, could be inadequate to completely or even partially cover any loss of revenues or investments, any increases in operating and maintenance expenses, or any replacements or rehabilitation of property. Certain events causing catastrophic loss could be either uninsurable, or insurable at such high rates as to adversely impact us, the Adviser, or portfolio companies, as applicable. Force majeure events that are incapable of or are too costly to cure could have permanent adverse effects. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which we invest or our portfolio companies operate specifically. Such force majeure events could result in or coincide with: increased volatility in the global securities, derivatives and currency markets; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; less governmental regulation and supervision of the securities markets and market participants and decreased monitoring of the markets by governments or self-regulatory organizations and reduced enforcement of regulations; limited, or limitations on, the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell investments or otherwise settle security or derivative transactions (
i.e.
, a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.
The ongoing effects of the
COVID-19
pandemic, including its variants, may result in adverse consequences for us and our portfolio companies. While many countries, including the United States, have relaxed or eliminated the early public health restrictions adopted in response to the
COVID-19
pandemic, the outbreak of new, worsening strains of
COVID-19
may result in a resurgence in the number of reported cases and hospitalizations. Such increases in cases could lead to the re-introduction
of restrictions and business shutdowns in certain states, counties and cities in the United States and globally. In addition to these developments having adverse consequences for us and our portfolio companies, the operations of the Adviser have been, and could continue to be, adversely impacted, including through quarantine measures and travel restrictions imposed on its personnel or service providers based or temporarily located in affected countries, or any related health issues of such personnel or service providers. Any potential impact to our results of operations will depend to a large extent on future developments and new information that could emerge regarding the duration and severity of the
COVID-19
pandemic and the actions taken by authorities and other entities to contain the spread of
COVID-19
and its variants or treat its impact, all of which are beyond our control. These potential impacts, while uncertain, could adversely affect our and our portfolio companies’ operating results.

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INVESTMENT MANAGEMENT OF THE COMPANY AND
K-FIT
General
The Company’s business and affairs are managed under the direction of the Company Board, which has overall responsibility for monitoring and overseeing the Company’s investment program and its management and operations. The Company Board consists of 11 members, 9 of whom are considered Company Independent Trustees. The same individuals who serve on the Company Board also serve on the
K-FIT
Board. The Company Board trustees are subject to removal or replacement in accordance with Delaware law and the Company’s declaration of trust.
The Company and
K-FIT
are each externally managed by the Adviser, FS/KKR Advisor, LLC, a registered investment adviser under the Advisers Act that is jointly operated by KKR Credit and by an affiliate of FS Investments, FSJV Holdco, LLC. Subject to the overall supervision of the Company Board and
K-FIT
Board, respectively, and in accordance with the 1940 Act, the Adviser manages the Company’s and
K-FIT’s day-to-day operations
and provides each with investment advisory services pursuant to the terms of the Advisory Agreements and performs, or oversees the performance of, the Company’s and
K-FIT’s
corporate operations and required administrative services pursuant to the terms of the Administration Agreements. Under the Advisory Agreements, the Adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.
Investment Personnel
The Company will seek to achieve its investment objectives by investing substantially all of its assets in
K-FIT.
All investment decisions will be made at
K-FIT
level; therefore, the investment personnel responsible for
K-FIT’s
investment results will be responsible for the Company’s investment results. The management of
K-FIT’s
investment portfolio will be the responsibility of the Adviser and the Investment Committee, which is comprised of four appointees of KKR Credit (currently Catherine Madigan, Daniel Pietrzak, Ryan Wilson and Rony Ma) and four appointees of FS Investments (currently Brian Gerson, Michael Kelly, Drew O’Toole and Christina Snyder). The members of the Investment Committee are not employed by
K-FIT
or the Company and receive no compensation from
K-FIT
or the Company in connection with their portfolio management activities. Biographical information relating to the Investment Committee members can be found further below.
Investment Committee
Investment opportunities and
follow-on
investments in existing portfolio companies will generally require approval of the Investment Committee. The Investment Committee will meet regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by the Adviser on our behalf. In addition, the Investment Committee reviews and determines whether to make prospective investments identified by the Adviser and monitors the performance of our investment portfolio. The day-to-day
management of investments approved by the Investment Committees will be overseen by investment personnel.
All of the Investment Committee members have financial interests in, and may receive compensation and/or profit distributions from, the Adviser. None of the Investment Committee members receive any direct compensation from us. The members of the Investment Committee primarily responsible for the day-to-day
management of
K-FIT
also manage other registered investment companies, other pooled investment vehicles and other accounts.
Members of the Investment Committee
Brian Gerson
has served as the
Co-President
of
K-FIT
and the Company since inception, has served as
Co-President
of FSK since October 2019 and also previously served as the
Co-President
of FSKR until the

Merger. He joined FS Investments in November 2017 as its Head of Private Credit and has more than 20 years of experience in investing and corporate lending, with specific expertise in lending through BDCs. Mr. Gerson has served on the Adviser’s investment committee since April 2018. Prior to joining FS Investments, he most recently served as Group Head and Managing Director at LStar Capital (“LStar”), the credit affiliate of Lone Star Funds, from April 2015 to November 2017. At LStar, Mr. Gerson developed and maintained deep relationships with the financial sponsor community and middle market intermediaries while significantly expanding LStar’s corporate credit business. Prior to joining LStar, Mr. Gerson was a founding member of Solar Capital Partners, which serves as investment adviser to two yield-oriented BDCs. At Solar Capital, he spent seven years from January 2007 to September 2014 in various credit, origination, management, and business development roles, most recently serving as Executive Vice President of Solar Capital Limited. Prior to joining Solar Capital, Mr. Gerson spent 12 years in various positions, including Managing Director at CIBC World Markets in its Leveraged Finance and Financial Sponsors Group. Mr. Gerson graduated summa cum laude and Phi Beta Kappa from Tufts University where he earned a Bachelor of Arts in Mathematics.
Michael Kelly
 has served as president of FS Investments since July 2017. Mr. Kelly has also served as chief investment officer of FS Investments since January 2015. Among other things, Mr. Kelly oversees the investment management function at FS Investments. Before joining FS Investments, Mr. Kelly was the chief executive officer of ORIX USA Asset Management (“ORIX”), where he led the company’s acquisition of Robeco, a $250 billion global asset management company and the largest acquisition in
ORIX’s 50-year history.
Mr. Kelly started his career on Wall Street at Salomon Brothers and went on to join hedge fund pioneers Omega Advisors and Tiger Management. Mr. Kelly then helped build and lead the hedge fund firm, FrontPoint Partners, where he first served as chief investment officer and eventually co-chief executive
officer. Mr. Kelly is a graduate of Cornell University and earned his M.B.A. at Stanford University. Mr. Kelly is a co-founder and
board member of the Spotlight Foundation and serves as a trustee of the Tiger Foundation and the Stanford Business School Trust.
Rony Ma
joined KKR & Co. in 2011 and is a Managing Director of KKR & Co., focusing on the private debt and capital markets business. Mr. Ma is a member of the Global Corporate Private Credit Investment Committee. Prior to joining KKR & Co., Mr. Ma was with Deutsche Bank where he was involved in leveraged loan and high yield transactions for private equity and corporate clients across a variety of industries. Mr. Ma holds a B.S. and B.A.S. from the University of Pennsylvania.
Catherine Madigan
 joined KKR & Co. in 2019 and is a Managing Director in the KKR Credit and Markets team. Ms. Madigan is a member of the Capital Committee related to the KKR Debt Capital Markets business. Ms. Madigan joined KKR & Co. from Deutsche Bank with over 35 years’ experience across leveraged finance origination, coverage and risk functions. She most recently served as Global Head of Leveraged and Structured Finance Risk. Prior to that role, she was a Managing Director in the leveraged finance group at Deutsche Bank, a partner in the leveraged finance / sponsor coverage group at legacy firm Bankers Trust Company and a coverage officer across the middle market and transportation sectors. Ms. Madigan graduated from Mount Holyoke college with a B.A. in History.
Drew O’Toole
has served as the
co-chief
operating officer of
K-FIT
and the Company since inception, has served as
co-chief
operating officer of FSK since October 2019 and also previously served as the co-chief
operating officer of FSKR until the Merger. He is a Managing Director of FS Investments, which he joined in April 2014. Previously, Mr. O’Toole was a Director of Corporate Strategy at FS Investments. His responsibilities were primarily focused on the design, analysis and implementation of key firm strategic initiatives. Prior to FS Investments, he worked in various roles at Cambridge Associates LLC, an institutional investment advisory and consulting firm. Mr. O’Toole graduated summa cum laude from the University of Pittsburgh with degrees in Finance and Business Management. He is also a CFA charterholder.
Daniel Pietrzak
is
K-FIT’s
and the Company’s
co-president
and chief investment officer. He has served as chief investment officer of FSK since April 2018 and as FSK’s co-president since
October 2019 and also previously served as
the co-president and
chief investment officer of FSKR until the Merger. Mr. Pietrzak joined

KKR Credit in 2016 and is a Member of KKR Credit and
the Co-Head of
Private Credit. Mr. Pietrzak is a portfolio manager for KKR Credit’s private credit funds and portfolios and a member of the Global Private Credit Investment Committee, Europe Direct Lending Investment Committee and KKR Credit Portfolio Management Committee. Prior to joining KKR Credit, Mr. Pietrzak was a Managing Director and the
Co-Head
of Deutsche Bank’s Structured Finance business across the Americas and Europe. Previously, Mr. Pietrzak was based in New York and held various roles in the structured finance and credit businesses of Société Générale and CIBC World Markets. Mr. Pietrzak started his career at PricewaterhouseCoopers in New York. Mr. Pietrzak holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Lehigh University.
Christina Snyder
 joined FS Investments in January 2015 and is an Executive Director in the investment management group. Ms. Snyder previously worked in portfolio management where her responsibilities were focused on BDC reporting. Before joining FS Investments, Ms. Snyder worked at J.P. Morgan Chase supporting the North America fixed income structured products desk. Prior to that, Ms. Snyder began her career with M&T Bank working with several groups across the bank. Ms. Snyder graduated with a B.S. in Finance from the Pennsylvania State University and holds the CFA Institute’s Chartered Financial Analyst designation.
Ryan Wilson
 has served
as the co-chief
operating officer of
K-FIT
and the Company since inception, has served as
co-chief
operating officer of FSK since October 2019 and also previously served as the co-chief
operating officer FSKR until the Merger. He joined KKR Credit in 2006 and he is currently a Managing Director of KKR. Mr. Wilson served as CCT’s chief operating officer prior to its merger with FSK in 2018 and has held various roles across KKR Credit. Prior to joining KKR Credit, Mr. Wilson was with PricewaterhouseCoopers, serving a variety of clients across industries. Mr. Wilson holds a B.A. in Economics with honors from Wilfrid Laurier University and a MAcc in Accounting from the University of Waterloo. He also is a CFA charterholder, Chartered Professional Accountant and a Chartered Accountant.
Control Persons and Principal Holders of Securities
A control person generally is a person who beneficially owns more than 25% of the voting securities of a company. FSH Seed Capital Vehicle I LLC will provide 100% of the initial capitalization of the Company and therefore will be deemed to be a control person for some period of time because it will own 100% of the outstanding Company Shares prior to the initial issuance of Company Shares to non-affiliated
investors in the Company Private Offering.
Administrative Services
The terms of the Company Administration Agreement are substantially similar to those of the
K-FIT
Administration Agreement. The Company will incur separate expenses under the Company Administration Agreement related to services provided under the Company Administration Agreement.
The Adviser oversees
the day-to-day operations
of
K-FIT
and the Company including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities, and other administrative services. The Adviser also performs, or oversees the performance of, corporate operations and required administrative services for each of
K-FIT
and the Company, which includes being responsible for the financial records that each entity is required to maintain and preparing reports for their respective shareholders and reports filed with the SEC. In addition, the Adviser assists
K-FIT
and the Company in calculating their respective NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to shareholders, and generally overseeing the payment of expenses and the performance of administrative and professional services rendered to each entity by others.
K-FIT
and the Company have contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by the Adviser, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance.
Custodian
State Street Bank and Trust Company, which has its principal offices at One Lincoln Street, Boston, Massachusetts 02111, will serve as custodian for the Company and
K-FIT.
State Street Bank and Trust Company will also provide accounting services to
K-FIT.

COMPANY AND
K-FIT
EXPENSES
Unless context suggests otherwise, the use in this Memorandum of the terms “K-FIT,” “we,” “us” or “our” refer to K-FIT. The Company will invest substantially all of its assets in K-FIT, as discussed below.
All personnel of the Adviser, when and to the extent engaged in providing investment advisory services under the Advisory Agreements, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser or its affiliates and not by the Company or
K-FIT.
K-FIT
and the Company, either directly or through reimbursement to the Adviser under the Administration Agreements, will bear all other costs and expenses of their respective operations and transactions not specifically assumed by the Adviser pursuant to the Advisory Agreements (and subject to a cap of $1.5 million on organizational expenses to be borne by
K-FIT,
above which amount the Adviser has agreed to be responsible for all organizational expenses of
K-FIT),
including (without limitation) the below, as applicable:

•	organizational and offering expenses (excluding any shareholder servicing fee);

•	corporate and organizational expenses relating to offerings of the K-FIT Class I Shares and the Company Shares, subject to limitations included in the Administration Agreements;

•	the cost of calculating K-FIT’s and the Company’s respective NAV for each share class, as applicable, including the cost of any third-party pricing or valuation services;

•	the cost of effecting sales and repurchases of common shares and other securities;

•	K-FIT’s investment advisory fees;

•
fees payable to third parties including, without limitation, agents, consultants or other advisors, relating to, or associated with, making investments, monitoring investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	interest payments on K-FIT’s or the Company’s debt or related obligations;

•	transfer agent and custodial fees;

•
research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

•	fees and expenses associated with marketing efforts;

•	federal and state registration or notification fees;

•	federal, state and local taxes;

•	fees and expenses of trustees not also serving in an executive officer capacity for K-FIT, the Company or the Adviser;

•	costs of proxy statements, shareholders’ reports, notices and other filings;

•	fidelity bond, directors/trustees and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff costs;

•	fees and expenses associated with accounting, corporate governance, independent audits and outside legal costs;

•
costs associated with
K-FIT’s
and the Company’s reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act of 2002, as amended;

•	all costs of registration and listing the shares or other securities on any securities exchange (if applicable);

•	brokerage commissions for K-FIT’s and the Company’s investments, to the extent applicable;

•
all other expenses incurred by the Adviser, any
sub-administrator
or
K-FIT
or the Company, as applicable in connection with administering their respective business, including expenses incurred by the Adviser or any sub-administrator
in performing administrative services for
K-FIT
or the Company, respectively, and administrative personnel paid by the Adviser or any sub-administrator,
to the extent they are not controlling persons of the Adviser, any sub-administrator
or any of their respective affiliates; and

•
any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in
K-FIT’s
or the Company’s organizational documents, as applicable.

The Company will indirectly bear its pro rata portion of all expenses incurred by
K-FIT
based on the Company’s ownership of
K-FIT
Class I Shares, including amounts that
K-FIT
reimburses to the Adviser for services provided under the
K-FIT
Administration Agreement. Our primary operating expenses will include the payment of management and incentive fees and other expenses under the
K-FIT
Advisory Agreement and the Administration Agreements (as applicable to
K-FIT
and the Company), interest expense from financing arrangements and other indebtedness, and other expenses necessary for our operations. The management and incentive fees under the
K-FIT
Advisory Agreement compensate the Adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing
K-FIT’s
portfolio investments.
The Adviser oversees
the day-to-day operations
of
K-FIT
and the Company including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities, and other administrative services. The Adviser also performs, or oversees the performance of, corporate operations and required administrative services for each of
K-FIT
and the Company, which includes being responsible for the financial records that each entity is required to maintain and preparing reports for their respective shareholders and reports filed with the SEC. In addition, the Adviser assists
K-FIT
and the Company in calculating their respective NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to shareholders, and generally overseeing the payment of expenses and the performance of administrative and professional services rendered to each entity by others.
Pursuant to the Administration Agreements, each of
K-FIT
and the Company reimburses the Adviser for expenses necessary to perform services related to their respective administration and operations, including the Adviser’s allocable portion of the compensation and related expenses of certain personnel of KKR Credit and FS Investments providing administrative services to each entity (as applicable) on behalf of the Adviser.
K-FIT
and the Company each reimburse the Adviser no less than monthly for all costs and expenses incurred by the Adviser in performing its obligations and providing personnel and facilities under the respective Administration Agreements. The Adviser allocates the cost of such services to
K-FIT
or the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The
K-FIT
Board and the Company Board, as applicable, will review the methodology employed in determining how the expenses are allocated to the respective entity and the proposed allocation of administrative expenses among
K-FIT,
the Company and certain affiliates of the Adviser. The
K-FIT
Board and the Company Board will then assess the reasonableness of such reimbursements for expenses allocated to
K-FIT
or the Company, as applicable, based on the breadth, depth and quality of such services as compared to the estimated cost to the relevant entity of obtaining similar services from third-party service providers known to be available. In addition, the
K-FIT
Board and the Company Board will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the
K-FIT
Board and the Company Board will compare the total amount paid to the Adviser for such services as a percentage of the respective entity’s net assets to the same ratio as reported by other BDC’s comparable to
K-FIT.
From time to time, the Adviser or its affiliates may pay third-party providers of goods or services. We will reimburse the Adviser or such affiliates thereof for any such amounts paid on our behalf. From time to time, the Adviser may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders.
Expense Support Agreements
Pursuant to separate Expense Support Agreements, the Adviser may reimburse the Company and
K-FIT
for expenses to ensure that each of the Company and
K-FIT
bear a reasonable level of expenses in relation to their income.
Under the Company Expense Support Agreement with the Adviser, the Adviser may elect to make Company Expense Payments on the Company’s behalf, including, but not limited to, organizational and offering expenses and any of the Company’s expenses related to investor relations, outside legal counsel and other outside advisors and experts, finance, operations and administration, provided that no portion of the payment will be used to pay any interest expense or distribution and/or shareholder servicing fees of the Company. Any Company Expense Payment that the Adviser has committed to pay must be paid by the Adviser to the Company in any combination of cash or other immediately available funds no later than 90 days after such commitment was made in writing, and/or offset against amounts due from the Company to the Adviser or its affiliates.
Following any calendar month in which there are Excess Operating Funds, the Company will make Reimbursement Payments for such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Company Expense Payments made by the Adviser to the Company within three years prior to the last business day of such calendar month have been reimbursed.
The amount of the Reimbursement Payment for any calendar month will equal the lesser of (i) the Excess Operating Funds in such month and (ii) the aggregate amount of all Company Expense Payments made by the Adviser to the Company within three years prior to the last business day of such calendar month that have not been previously reimbursed by the Company to the Adviser; provided that the Adviser may waive its right to receive all or a portion of any Reimbursement Payment in any particular calendar month, in which case such waived amount will remain unreimbursed Company Expense Payments reimbursable in future months pursuant to the terms of the Company Expense Support Agreement.
The Company’s obligation to make a Reimbursement Payment will automatically become a liability of the Company on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month. The Reimbursement Payment for any calendar month will be paid by the Company to the Adviser in any combination of cash or other immediately available funds as promptly as possible following such calendar month and in no event later than 90 days after the end of such calendar month.
The terms of the
K-FIT
Expense Support Agreement are substantially similar to those of the Company Expense Support Agreement. Shareholders are indirectly subject to the
K-FIT
Expense Support Agreement due to the Company investing substantially all of its assets in
K-FIT.
The Company, K-FIT or the Adviser may terminate the relevant Expense Support Agreement at any time, with or without notice, without the payment of any penalty, provided that any expense payments that have not been reimbursed by the Company or K-FIT, as applicable, to the Adviser will remain the obligation of the Company or K-FIT, as applicable, following any such termination, subject to the terms of the Expense Support Agreements.

Organizational and Offering Costs
With respect to K-FIT, the Adviser has agreed to advance all of our organizational and offering expenses on our behalf (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between K-FIT’s systems and those of our participating brokers, reasonable bona fide due diligence expenses of participating brokers supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of our transfer agent, fees to attend retail seminars sponsored by participating brokers and costs, expenses and reimbursements for travel (provided that K-FIT shall not be required to bear the cost of private airfare in excess of comparable first-class/business rates on a commercial airline, if available), meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, brokers, registered investment advisors or financial or other advisors, but excluding the shareholder servicing and/or distribution fee) through a date determined by the Adviser in its discretion. K-FIT has no obligation to reimburse the Adviser for such advanced expenses until the initial issuance of K-FIT Class I Shares to non-affiliated investors in the K-FIT Private Offering. At such time, the Adviser may elect to cover such expenses pursuant to the K-FIT Expense Support Agreement. In addition, in no event will K-FIT bear in excess of $1.5 million in organizational expenses; the Adviser has agreed to be responsible for any organizational expenses in excess of $1.5 million.
Similarly, the Adviser has agreed to advance all organizational and offering expenses with respect to the Company, subject to the same conditions; provided, however, that there is no cap on the Company’s organizational expenses. The Company has no obligation to reimburse the Adviser for such advanced expenses until the initial issuance of Company Shares to non-affiliated investors in the Company Private Offering. The Company will indirectly bear its pro rata portion of such costs incurred by K-FIT based on its ownership of K-FIT Class I Shares.
As of June 30, 2023, the Company has incurred organizational and offering costs of approximately $268,500 and $268,700, respectively, which were paid on the Company’s behalf by the Adviser and are subject to reimbursement following the initial issuance of Company Shares to non-affiliated investors in Company Private Offering. At such time, the Adviser may elect to cover such expenses pursuant to the Company Expense Support Agreement.

MANAGEMENT AND INCENTIVE FEES
Unless context suggests otherwise, the use in this Memorandum of the terms “K-FIT,” “we,” “us” or “our” refer to K-FIT. The Company will invest substantially all of its assets in K-FIT, as discussed below.
The Advisory Agreements are substantially similar to each other; however, the Company Advisory Agreement requires the Adviser to invest all of the Company’s investible assets in
K-FIT,
except for de minimis investments in cash for cash management purposes. In light of this, the Company does not incur a separate management fee or incentive fee under the Company Advisory Agreement, but the Company and its Shareholders are indirectly subject to
K-FIT’s
Base Management Fee and Incentive Fee.
Pursuant to the
K-FIT
Advisory Agreement, the Adviser will be responsible for the following with respect to
K-FIT:

•	determining the composition and allocation of our investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

•	identifying, evaluating and negotiating the structure of the investments we make;

•	executing, monitoring and servicing our investments;

•	placing orders with respect to, and arranging for, any investment by us;

•	determining the securities and other assets that we purchase, retain, or sell;

•	performing due diligence on prospective portfolio companies; and

•	providing us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.
The Adviser’s services under the Advisory Agreements are not exclusive, and it is free to furnish similar services to other entities, and it intends to do so, so long as its services to
K-FIT
and the Company are not impaired.
Pursuant to the
K-FIT
Advisory Agreement, and in consideration of the advisory services provided by the Adviser to
K-FIT,
the Adviser is entitled to a fee consisting of two components—the Base Management Fee and the Incentive Fee, in each case commencing on and after the BDC Election Date. The Adviser has agreed to waive the Base Management Fee and the Subordinated Incentive Fee on Income during the Advisory Fee Waiver Period, which ends on August 30, 2024.
The Adviser may agree to temporarily or permanently waive, in whole or in part, the Base Management Fee and/or the Incentive Fee for additional periods in the future. Prior to the payment of any fee to the Adviser,
K-FIT
will obtain written instructions from the Adviser with respect to any waiver or deferral of any portion of such fees. Any portion of a deferred fee payable to the Adviser and not paid over to the Adviser with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the termination of the
K-FIT
Advisory Agreement, as the Adviser may determine upon written notice to
K-FIT.
Management Fee
K-FIT’s
Base Management Fee will be calculated at an annual rate of 1.25% of
K-FIT’s
average monthly net assets. The Base Management Fee will be payable quarterly in arrears, and will be calculated based on the average monthly value of
K-FIT’s
net assets during the most recently completed calendar quarter. For purposes of the
K-FIT
Advisory Agreement, “net assets” means
K-FIT’s
total assets less liabilities determined on a consolidated basis in accordance with GAAP”). All or any part of the Base Management Fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Adviser determines. For the avoidance of doubt, no Base Management Fee shall be paid for any period occurring prior to the BDC Election Date.

The Adviser has agreed to waive the Base Management Fee during the Advisory Fee Waiver Period, which ends on August 30, 2024.
Incentive Fee
The Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below.
Incentive Fee Based on Income
The first part of the Incentive Fee, referred to as the “Subordinated Incentive Fee on Income,” will be calculated and payable quarterly in arrears, commencing with the first full calendar quarter after the BDC Election Date, based on
K-FIT’s
“Pre-Incentive
Fee Net Investment Income” for the immediately preceding quarter (or portion thereof with respect to the quarter in which the BDC Election Date occurs). The payment of the Subordinated Incentive Fee on Income will be subject to the Hurdle Rate, subject to a “catch up” feature (as described below).
“Pre-Incentive
Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that
K-FIT
receives from portfolio companies) accrued during the calendar quarter, minus
K-FIT’s
operating expenses for the quarter (including the Base Management Fee, expenses reimbursed to the Adviser under the
K-FIT
Administration Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee and any shareholder servicing and/or distribution fees).
Pre-Incentive
Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind
interest and zero coupon securities), accrued income that
K-FIT
has not yet received in cash.
Pre-Incentive
Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
We will pay the Adviser a Subordinated Incentive Fee on Income quarterly in arrears with respect to our
Pre-Incentive
Fee Net Investment Income in each calendar quarter as follows:

•	No Subordinated Incentive Fee on Income will be payable to the Adviser in any calendar quarter in which K-FIT’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate;

•
100% of dollar amount of
K-FIT’s
Pre-Incentive
Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than or equal to 1.43% in any calendar quarter (5.72% annualized) will be payable to the Adviser. This portion of
K-FIT’s
Subordinated Incentive Fee on Income that exceeds the Hurdle Rate but is less than or equal to 1.43% is referred to as the “
catch up
” and is intended to provide the Adviser with an incentive fee of 12.5% on all of
K-FIT’s
Pre-Incentive
Fee Net Investment Income when
K-FIT’s
Pre-Incentive
Fee Net Investment Income reaches 1.43 (5.72% annualized) on net assets in any calendar quarter; and

•
12.5% of the dollar amount of
K-FIT’s
Pre-Incentive
Fee Net Investment Income, if any, that exceeds 1.43% (5.72% annualized) on net assets in any calendar quarter will be payable to the Adviser once the Hurdle Rate and catch-up
have been achieved (12.5% of
K-FIT’s
Pre-Incentive
Fee Net Investment Income thereafter will be allocated to the Adviser).

You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to
Pre-Incentive
Fee Net Investment Income. Because of the structure of the incentive fee, it is possible that we may pay an Incentive Fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive
Pre-Incentive
Fee Net Investment Income in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.
The Adviser has agreed to waive the Subordinated Incentive Fee on Income during the Advisory Fee Waiver Period, which ends on August 30, 2024.
Incentive Fee Based on Capital Gains
The second part of the Incentive Fee, referred to as the “Incentive Fee on Capital Gains,” will be an incentive fee on capital gains and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the
K-FIT
Advisory Agreement) commencing with the end of the first calendar year in which the BDC Election Date occurs. This fee will equal 12.5% of
K-FIT’s
incentive fee capital gains, which will equal
K-FIT’s
realized capital gains on a cumulative basis from the BDC Election Date, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis from the BDC Election Date, less the aggregate amount of any previously paid Incentive Fee on Capital Gains. For purposes of calculating the Incentive Fee on Capital Gains under the
K-FIT
Advisory Agreement, the cost basis for any investment as of the BDC Election Date will be deemed to be the most recently determined fair value for such investment as of the BDC Election Date, determined in accordance with the Adviser’s valuation policies and procedures.
On a quarterly basis, we will accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period. We will include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual will reflect the incentive fees that would be payable to the Adviser if our entire portfolio was liquidated at its fair value as of the balance sheet date even though the Adviser is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized. In no event will the capital gains incentive fee payable pursuant to the
K-FIT
Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
Any of the fees payable to the Adviser under the
K-FIT
Advisory Agreement for any partial month or calendar quarter will be appropriately prorated.
Certain Terms of the Advisory Agreements
The Advisory Agreements have each been approved by the
K-FIT
Board or the Company Board, as applicable. Unless earlier terminated as described below, the Advisory Agreements will remain in effect for a period of two years from the date they first became effective, as applicable, and will remain in effect from year-to-year
thereafter if approved annually by a majority of the
K-FIT
Board or the Company Board, as applicable, or by the holders of a majority of outstanding voting securities of
K-FIT
or the Company, as applicable, and, in each case, a majority of the
K-FIT
Independent Trustees or Company Independent Trustees, as applicable.
K-FIT
and the Company may terminate the respective Advisory Agreements without payment of any penalty upon 60 days’ written notice. The decision to terminate an Advisory Agreement may be made by a majority of the applicable Board or the shareholders holding a majority of
K-FIT’s
or the Company’s outstanding voting securities, as applicable, which means the lesser of (1) 67% or more of the voting securities present at a meeting if more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities. In addition, without payment of any penalty, the Adviser may terminate either Advisory Agreement upon 60 days’ written notice. The Advisory Agreements will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of assignment.
Approval of the Advisory Agreements
The
K-FIT
Board, including a majority of
K-FIT
Independent Trustees, approved the
K-FIT
Advisory Agreement on October 31, 2022 at
an in-person meeting
called for that purpose. In preparing for approval of the K-FIT Advisory Agreement, the
K-FIT
Board reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to K-FIT by the Adviser;

•	the proposed investment advisory fee rates to be paid by K-FIT to the Adviser;

•	the fee structures of comparable externally managed BDCs that engage in similar investing activities;

•	our projected operating expenses and expense ratio compared to BDCs with similar investment objectives;

•	information about the services to be performed and the personnel who would be performing such services under the K-FIT Advisory Agreement; and

•	the organizational capability and financial condition of the Adviser and its affiliates.
Based on the information reviewed and considered, the
K-FIT
Board concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the
K-FIT
Advisory Agreement as being in the best interests of our shareholders.
The Company Board, including a majority of the Company Independent Trustees, approved the Company Advisory Agreement on May 25, 2023, at a meeting called for that purpose. In preparing for approval of the Company Advisory Agreement, the
K-FIT
Board reviewed a significant amount of information and considered factors substantially similar to those considered with respect to the
K-FIT
Advisory Agreement.

DETERMINATION OF NET ASSET VALUE
Unless context suggests otherwise, the use in this Memorandum of the terms “K-FIT,” “we,” “us” or “our” refer to K-FIT. The Company will invest substantially all of its assets in K-FIT, as discussed below.
The Company expects to determine the NAV for the Company Shares each month, as determined in accordance with the Adviser’s valuation methodologies described below and utilizing the NAV for
K-FIT
Class I Shares. The NAV per share for the Company Shares will be determined by dividing the value of total assets attributable to the Company Shares (which will be primarily based on the value of the Company’s interest in
K-FIT
using the NAV of
K-FIT
Class I Shares provided by
K-FIT)
minus liabilities attributable to the Company Shares by the total number of Company Shares outstanding at the date as of which the determination is made. Valuations of Company investments will be disclosed quarterly in reports filed with the SEC.
With respect to
K-FIT,
we expect to determine our NAV for
K-FIT
Class I Shares at least monthly. The NAV per share for
K-FIT
Class I Shares is determined by dividing the value of total assets attributable to the class minus liabilities attributable to the class by the total number of
K-FIT
Class I Shares outstanding at the date as of which the determination is made. In valuing the assets of the Company, the Adviser determines the value of each short-term cash investment of the Company, if any, and relies on a valuation of the Company’s investment in
K-FIT
less any further expenses or liabilities payable by the Company.
For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Adviser acting at the
K-FIT
Board’s direction. The Adviser has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has been designated by the
K-FIT
Board as the party responsible for applying the valuation methods for
K-FIT.
In such circumstances, securities may not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Adviser believes accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security.
Domestic and foreign fixed-income instruments
and non-exchange traded
derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Bank loans, including senior secured floating rate and fixed-rate loans, are valued by using readily available market quotations or another commercially reasonable method selected by an independent, third-party pricing service that has been engaged by the Adviser, or, if such independent, third-party valuations are not available, by using broker quotations. Senior secured adjustable, variable or floating rate loans for which an active secondary market exists to a reliable degree will be valued at the bid price in the market for such loans, as provided by a loan pricing service. Directly originated loans are valued on an individual loan level. In doing so, the Adviser may engage an independent, third-party valuation agent, and fair valuation of such loans will be performed using inputs that incorporate borrower level data, including significant events affecting the issuer or collateral and market developments. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The value of swaps, including credit default swaps, total return swaps and interest rate swaps will be determined by obtaining at least one dealer quotation (including information from counterparties) or valuations from third-party pricing services. If no quotations or valuations are available, or if such quotations or valuations are believed to be unreliable, swaps will be fair valued pursuant to procedures adopted by the Adviser and overseen by the
K-FIT
Board.

K-FIT
will normally use pricing data for domestic or foreign equity securities received shortly after the close of the primary securities exchange on which such securities trade and does not normally take into account trading, clearances or settlements that take place after the close of the exchange.
If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when
K-FIT’s
NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Adviser and overseen by the
K-FIT
Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by the Adviser under the supervision of the
K-FIT
Board. Although the Adviser’s policy is intended to result in a calculation of
K-FIT’s
NAV that fairly reflects security values as of the time of pricing,
K-FIT
cannot ensure that fair values determined by the Adviser would accurately reflect the price that
K-FIT
could obtain for a security if it were to dispose of that security as of the time of pricing (for instances, in a forced or distressed sale). The prices used by
K-FIT
may differ from the value that would be realized if the securities were sold.
The NAV calculation is available generally within 20 business days after the end of the applicable month. Changes in our monthly NAV will reflect factors including, but not limited to, accruals for net portfolio income, interest expense and unrealized/realized gains (losses) on assets, any applicable organizational and offering costs and any expense reimbursements. When the Adviser determines NAV as of the last day of a calendar month that is not also the last day of a calendar quarter,
K-FIT
intends to update the value of securities with reliable market quotations to the most recent market quotation. For securities without reliable market quotations, the Adviser’s valuation team will generally value such assets at the most recent quarterly valuation unless the Adviser determines that a significant observable change has occurred since the most recent quarter-end
with respect to the investment (which determination may be as a result of a material event at a portfolio company, material change in market spreads, secondary market transaction in the securities of an investment or otherwise). If the Adviser determines such a change has occurred with respect to one or more investments, the Adviser will determine whether to update the value for each relevant investment using a range of values from an independent valuation firm, where applicable, in accordance with the Adviser’s valuation policy, pursuant to authority designated by the
K-FIT
Board. Additionally, the Adviser may otherwise determine to update the most recent quarter-end
valuation of an investment without reliable market quotations that the Adviser considers to be material to
K-FIT
using a range of values from an independent valuation firm.
The most recently determined NAV per share for
K-FIT
Class I Shares and the Company Shares will be available via our password-protected investor relations website, which will be made available upon request to any prospective investor.
Relationship between NAV and Transaction Price
Although the transaction price in the monthly closings for
K-FIT
Class I Shares in the
K-FIT
Private Offering will generally be based on the NAV per share of
K-FIT
Class I Shares as of the last calendar day of the applicable month (plus any applicable sales load and placement agent fees), such NAV may be significantly different from the current NAV per share of
K-FIT
Class I Shares as of the date on which an investment decision is made (or repurchase occurs).
In addition, we may offer
K-FIT
Class I Shares at a price that we believe reflects the NAV per share more appropriately than the prior month’s NAV per share (including by updating a previously disclosed offering price) or suspend our offering in exceptional cases where we believe there has been a material change (positive or negative) to our NAV per share since the end of the prior month due to the aggregate impact of factors such as general significant market events or disruptions or force majeure events. In cases where our transaction price is not based on the prior month’s NAV per share, the offering price will not equal our NAV per share as of any time. The Company will, in turn, utilize the NAV of
K-FIT
Class I Shares as determined by the Adviser in accordance with the methodology described above in determining the NAV of the Company Shares.
Limits on the Calculation of Our Per Share NAV
Although our primary goal in establishing our valuation guidelines is to produce a valuation that represents a reasonable estimate of the market value of our investments, or the price that would be received upon the sale of our investments in market transactions, the methodologies used will be based on judgments, assumptions and opinions about future events that may or may not prove to be correct, and if different judgments, assumptions or opinions were used, a different estimate would likely result. Furthermore, our published per share NAV may not fully reflect certain extraordinary events because we may not be able to immediately quantify the financial impact of such events on our portfolio. The Adviser will monitor our portfolio between valuations to determine whether there have been any extraordinary events that may have materially changed the estimated market value of the portfolio, such as significant market events or disruptions or force majeure events. If required by applicable securities law,
K-FIT
will promptly disclose the occurrence of such event under cover of a Current Report on Form
8-K
or other public disclosure, and the Adviser will analyze the impact of such extraordinary event on
K-FIT’s
investment portfolio and determine, in coordination with third-party valuation services, the appropriate adjustment to be made to NAV. We will not, however, retroactively adjust NAV. To the extent that the extraordinary events may result in a material change in value of a specific investment, the Adviser will order a new valuation of the investment, which will be prepared by the third-party valuation service. It is not known whether any resulting disparity will benefit shareholders whose shares are or are not being repurchased or purchasers of
K-FIT
Class I Shares or Company Shares.
We include no discounts to our NAV for the illiquid nature of our shares, including the limitations on your ability to sell shares under our discretionary share repurchase program and our ability to suspend the share repurchase program at any time.
Our NAV generally does not consider exit costs that would likely be incurred if our assets and liabilities were liquidated or sold. While we may use market pricing concepts to value individual components of our NAV, our per share NAV is not derived from the market pricing information of BDCs or other closed-end
investment companies on stock exchanges.
We do not represent, warrant or guarantee that:

•	a shareholder would be able to realize the NAV per share for the class of shares a shareholder owns if the shareholder attempts to sell its shares;

•	a shareholder would ultimately realize distributions per share equal to per share NAV upon a liquidation of our assets and settlement of our liabilities or upon any other liquidity event;

•	K-FIT Class I Shares or Company Shares would trade at per share NAV on a national securities exchange;

•	a third party in an arm’s-length transaction would offer to purchase all or substantially all of K-FIT Class I Shares or Company Shares at NAV;

•	NAV would equate to a market price for a publicly traded business development company; and

•	NAV would represent the fair value of our assets less liabilities under GAAP.
Given that the Company will utilize the NAV of
K-FIT
Class I Shares as determined by the Adviser in accordance with the methodology described above in determining the NAV of the Company Shares, similar limitations as are described above with respect to
K-FIT
valuations will also be applicable to Company valuations.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Unless context suggests otherwise, the use in this Memorandum of the terms “K-FIT,” “we,” “us” or “our” refer to K-FIT. The Company will invest substantially all of its assets in K-FIT, as discussed below.
The Adviser and certain of its affiliates may experience conflicts of interest in connection with the management of
K-FIT
and the Company, including, but not limited to, those set forth below.
K-FIT
and the Company will be subject to certain conflicts of interest with respect to the services the Adviser provides to us. You should be aware that individual conflicts will not necessarily be resolved in favor of your interest. The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in
K-FIT.
The members of the senior management and investment teams of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as
K-FIT
does, or of investment vehicles managed by the same personnel. For example, the Adviser is the investment adviser to FSK, and the officers, managers and other personnel of the Adviser may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with KKR Credit or FS Investments. In the future, these persons and other affiliates of KKR Credit and FS Investments may organize other debt-related programs and acquire for their own account debt-related investments that may be suitable for us.
In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in
K-FIT’s
best interests or in the best interest of
K-FIT’s
shareholders.
K-FIT’s
investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles.
Advisory Agreements and Administration Agreements
Pursuant to the
K-FIT
Advisory Agreement, the Adviser will provide us with investment advisory services for which we will pay the Adviser the Base Management Fee, quarterly in arrears, at an annual rate of 1.25% of the average monthly value of
K-FIT’s
net assets. The Company does not incur a separate management fee or incentive fee under the Company Advisory Agreement, but the Company and its Shareholders are indirectly subject to
K-FIT’s
Base Management Fee and Incentive Fee.
Pursuant to the Administration Agreements, the Adviser also oversees the day-to-day operations
for each of
K-FIT
and the Company, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities, and other administrative services. There is no separate fee paid to the Adviser in connection with the administrative services provided under the Administration Agreements, provided, however, that
K-FIT
and the Company reimburse the Adviser no less than monthly for all costs and expenses incurred by the Adviser in performing its obligations and providing personnel and facilities under the respective Administration Agreement. The Company and its Shareholders are also indirectly subject to any fees or reimbursements under the
K-FIT
Administration Agreement. See “Company and
K-FIT
Expenses” for a description of the obligation to reimburse the Adviser under the Administration Agreements.
Allocation of the Adviser’s Time
K-FIT
and the Company rely on the Adviser to manage
K-FIT’s and
the Company’s
day-to-day activities
and to implement investment strategies. The Adviser, KKR Credit, FS Investments and certain of their affiliates are presently, and plan in the future to continue to be, involved with activities that are unrelated to
K-FIT
and the Company. As a result of these activities, the Adviser, KKR Credit, FS Investments and certain of their affiliates will have conflicts of interest in allocating their time between
K-FIT
or the Company and other activities in which they are or may become involved. The Adviser, KKR Credit, FS Investments and their employees will devote only as much of its or their time to
K-FIT’s
and the Company’s respective business as the Adviser, KKR Credit and FS Investments, in their judgment, determine is reasonably required, which will be substantially less

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than their full time. Therefore, the Adviser, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among
K-FIT,
the Company and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to
K-FIT
or the Company.
However, we believe that the members of the Adviser’s management and the other key debt finance professionals have sufficient time to fully discharge their responsibilities to
K-FIT,
the Company and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage
K-FIT’s
and the Company’s business and expect that the amount of time a particular executive officer or affiliate devotes to
K-FIT
or the Company will vary during the course of the year and depend on business activities at the given time. Because many of the operational aspects involved with managing
K-FIT
(and the Company) and FSK are similar, we believe there will be significant efficiencies created by the Adviser providing services to such entities. For example, we expect that the Adviser will streamline the structure for financial reporting, internal controls and investment approval processes for
K-FIT
and FSK, as well as for the Company.
Competition and Allocation of Investment Opportunities
As a BDC,
K-FIT
is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain
affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions
where price is the only negotiated term. The
Co-Investment
Exemptive Order permits us, subject to the satisfaction of certain conditions, to co-invest in certain
privately negotiated investment transactions, including investments originated and directly negotiated by the Adviser or KKR Credit, with our co-investment affiliates. We
believe this relief enhances our ability to further our investment objectives and strategy. We believe this relief may also increase favorable investment opportunities for us in part by allowing us to participate in larger investments, together with our co-investment affiliates, than
would be available to us if such relief had not been obtained.
The Adviser and its affiliates will be simultaneously providing investment advisory services to other affiliated entities, including FSK. The Adviser may determine that it is appropriate for
K-FIT
and one or more other investment accounts managed by the Adviser or any of its affiliates to participate in an investment opportunity. To the extent
K-FIT
makes co-investments with
investment accounts managed by the Adviser or its affiliates, these co-investment opportunities
may give rise to conflicts of interest or perceived conflicts of interest among
K-FIT
and the other participating accounts. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to
K-FIT
and other participating accounts.
To mitigate these conflicts, the Adviser will seek to execute such transactions on a fair and equitable basis and in accordance with its allocation policies, taking into account various factors, which may include: the source of origination of the investment opportunity; investment objectives and strategies; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; and/or such other factors as may be relevant to a particular transaction.
As the Adviser and affiliates of KKR Credit and FS Investments currently serve as the investment adviser to other entities and accounts, it is possible that some investment opportunities will be provided to such other entities and accounts rather than
K-FIT.
Our primary competitors for investments include other BDCs and investment funds (including private equity funds, mezzanine funds and CLO funds). In addition, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in

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middle-market private U.S. companies. We also compete with traditional financial services companies such as commercial banks. We believe we will be able to compete with these entities for financing opportunities on the basis of, among other things, the experience of the Adviser and its affiliates.
Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have and may not be subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the restrictions that the Code imposes on us as a RIC. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than us.
Placement Agent Fees
The Placement Agents, broker-dealers that are affiliates of KKR Credit and FS Investments and/or one or more of their respective affiliates or third parties will act as placement agents or distributors (the “Distributors”) to assist in the placement of Company Shares and
K-FIT
Class I Shares to certain investors (the “Clients”).
The Distributors will be paid compensation by the Clients in connection with the sale, distribution, retention and/or servicing of the Company Shares, the cost of which will be borne directly by Clients in the case of any applicable sales load and placement agent fees and indirectly by the Clients as an expense of the Company in the case of the Servicing Fees.
The Company and
K-FIT
have each entered into the Placement Agent Agreements with each of the Placement Agents, pursuant to which the Placement Agents will agree to, among other things, manage Company’s and
K-FIT’s
respective relationships with third-party brokers engaged by the Placement Agents to participate in the distribution of Company Shares and
K-FIT
Class I Shares, respectively, which are referred to as “participating brokers,” and financial advisors. Pursuant to the Company’s Placement Agent Agreements, the Company will pay the Placement Agents Servicing Fees for Class S Shares equal to 0.85% per annum of the NAV, as of the beginning of the first calendar day of the applicable month, of the Class S Shares. In addition, the Company will pay to the Placement Agents all front-end
sales charges, if any, on purchases of Company Shares sold subject to such charges as described in this Memorandum. The Placement Agents, or other Distributors that have a selling agreement with a Placement Agent, may collect the gross proceeds derived from the sale of such Company Shares, remit the NAV thereof to the Company upon receipt of the proceeds and retain the applicable sales charge. Investors should consult with their selling agents about the sales load and any additional fees or charges their selling agents might impose on Company Shares.
The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of Servicing Fees charged. All or a portion of the Servicing Fees may be used to pay for sub-transfer
agency,
sub-accounting
and certain other administrative services that are not required to be paid pursuant to the shareholder servicing and/or distribution fees under applicable FINRA rules. The Company also may pay for these sub-transfer
agency,
sub-accounting
and certain other administrative services outside of the Servicing Fees and its Distribution and Servicing Plan, including but not limited to, expenses associated with advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature, each as may be determined to be in the best interests of the Company. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. The Company will also pay or reimburse certain organizational and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses.
If the Multi-Class Exemptive Relief is granted to
K-FIT,
K-FIT
would be permitted to offer multiple classes of shares and impose varying sales loads, contingent deferred sales charges, and/or asset-based service and/or

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distribution fees. Sales loads and other fees imposed on other classes of shares, if any, may be less than the sales load, placement agent fee and the Servicing Fees for the Class S Shares and for the
K-FIT
Class I Shares, as applicable, which may cause returns on Class S Shares and the
K-FIT
Class I Shares to differ from returns on any other classes
K-FIT’s
common shares. The SEC has not yet granted the Multi-Class Exemptive Relief, and there is no assurance that such relief will be granted.
In addition, the Adviser may pay additional compensation, out of its own funds and not as an additional charge to
K-FIT
or the Company, or investors, to selected brokers, dealers or other financial intermediaries, including affiliated broker dealers, for the purpose of introducing a selling agent to
K-FIT
or the Company and/or promoting the recommendation of an investment in the
K-FIT
Class I Shares or the Company Shares. Such payments made by the Adviser may be based on the aggregate purchase price of investors in
K-FIT
or the Company as determined by the Adviser. The amount of these payments is determined from time to time by the Adviser and may be substantial.
The potential for the Distributors to receive compensation in connection with a Client’s investment in
K-FIT
or the Company presents a potential conflict of interest in recommending that such Client purchase K-FIT
Class I Shares or the Company Shares.
The prospect of receiving, or the receipt of, additional compensation, as described above, by the Distributors may provide such Distributors and/or their salespersons with an incentive to favor sales of shares and interests in funds whose affiliates make similar compensation available over sales of interests in funds (or other fund investments) with respect to which the Distributor does not receive additional compensation or receives lower levels of additional compensation. Prospective investors should take such payment arrangements into account when considering and evaluating any recommendations related to our shares. KKR Credit and FS Investments employees involved in the marketing and placement of our shares are not acting as tax, financial, legal or accounting advisors to potential investors in connection with the Company Private Offering or the
K-FIT
Private Offering. Potential investors must independently evaluate the offerings and make their own investment decisions.
Financial Interests of KKR Credit and FS Investments Personnel May Incentivize Such Personnel to Promote the Sale of Company Shares and
K-FIT
Class I Shares
KKR Credit and FS Investments
and certain of their respective affiliates will assist in the placement of the Company Shares and
K-FIT
Class I Shares (in such capacity, the “Affiliated Placement Agents”). Each shareholder that purchases interests through an Affiliated Placement Agent may receive additional disclosures from the Affiliated Placement Agent regarding services provided by the Affiliated Placement Agent and the fees received by the Affiliated Placement Agent and/or their salespersons (
i.e.
, financial advisors and private wealth advisors) in connection with the sale of Company Shares and
K-FIT
Class I Shares and should review such disclosures carefully prior to making an investment. The prospect of receiving, or the receipt of, additional compensation by the Affiliated Placement Agents may provide such Affiliated Placement Agents and/or their salespersons (
i.e.
, financial advisors and private wealth advisors) with an incentive to favor sales of the Company Shares and
K-FIT
Class I Shares and interests in funds whose affiliates make similar compensation available over sales of interests in funds (or other fund investments) with respect to which the Affiliated Placement Agent does not receive additional compensation, or receives lower levels of additional compensation.
Prospective investors should take such payment arrangements into account when considering and evaluating any recommendations related to the Company Shares and/or
K-FIT
Class I Shares.

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SUBSCRIPTION PROCESS
Unless context suggests otherwise, the use in this Memorandum of the terms “K-FIT,” “we,” “us” or “our” refer to K-FIT. The Company will invest substantially all of its assets in K-FIT, as discussed below.
The Company is seeking to raise an unlimited amount of equity capital in the Company Private Offering. Investments in Company Shares may only be made by individuals or entities meeting the definition of an “accredited investor” in Regulation D under the 1933 Act. The Company is initially offering to sell one class of Company Shares—Class S Shares. To purchase Company Shares in the Company Private Offering, an investor must complete a Subscription Agreement for a specific dollar amount and pay such amount at the time of subscription.
The minimum initial investment in Company Shares offered hereby is $2,500, after which additional investments must be in increments of $500. The minimum subsequent investment amount does not apply to purchases made under any distribution reinvestment plan. In addition, the Placement Agents may elect to accept smaller investments in their discretion.
You may purchase Company Shares through your financial advisor, a participating broker or other financial intermediary that has a selling agreement with the Placement Agents. Because an investment in the Company Shares involves many considerations, your financial advisor or other financial intermediary may help you with this decision. Due to the illiquid nature of
K-FIT’s
investments in originated loans, the Company Shares are only suitable as a long-term investment. Because there is no public market for the Company Shares, Shareholders may have difficulty selling their shares if we choose to offer to repurchase only some, or even none, of the shares that investors desire to have repurchased in a particular quarter, or if the
K-FIT
Board or the Company Board modifies or suspends
K-FIT’s
or the Company’s share repurchase programs.
The Company intends to hold monthly closings in connection with which it will issue Company Shares to investors. Although the Company intends to issue Company Shares on a monthly basis, the Company retains the right, if determined by the Company in its sole discretion, to accept subscriptions and issue Company Shares, in amounts to be determined by the Company, more or less frequently to one or more investors for regulatory, tax or other reasons as the Company may determine to be appropriate.
Investors seeking to purchase Company Shares must proceed as follows:

•
Read this entire Memorandum, any appendices and supplements accompanying this Memorandum, and all documents that may be incorporated by reference into this Memorandum, as well as the Subscription Agreement.

•
Complete and return an executed copy of the Subscription Agreement, with all required supporting materials, in accordance with the instructions therein. Subscription Agreements may be executed manually or by electronic signature except where the use of such electronic signature has not been approved by or on behalf of the Company. Should you execute the Subscription Agreement electronically, your electronic signature, whether digital or encrypted, included in the Subscription Agreement is intended to authenticate the Subscription Agreement and to have the same force and effect as a manual signature.

•
Deliver a check, submit a wire transfer, instruct your broker to make payment from your brokerage account or otherwise deliver funds for the full purchase price (including any applicable sales load and placement agent fees) of the Company Shares being subscribed for along with the completed Subscription Agreement to the participating broker or otherwise in accordance with the instructions in the Subscription Agreement.

•
By executing the Subscription Agreement and paying the total purchase price for the Company Shares subscribed for, an investor attests that he or she meets the suitability standards as stated in the Subscription Agreement and agrees to be bound by all of its terms. Certain participating brokers may require additional documentation.

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Subscriptions to purchase Company Shares may be made on an ongoing basis, but investors may only purchase Company Shares pursuant to accepted subscription orders as of the first calendar day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month, plus any applicable sales load and placement agent fees), and to be accepted, a subscription request must be made with a completed and executed Subscription Agreement in good order, including satisfying any additional requirements imposed by the subscriber’s broker, and payment of the full purchase price of the Company Shares being subscribed at least five business days prior to the first calendar day of the month (unless waived by or on behalf of the Company).
We will generally adhere to the following procedures relating to purchases of Company Shares in the Company Private Offering:

•
On each business day, our transfer agent will collect subscriptions. Notwithstanding the submission of an initial subscription, we can reject subscriptions for any reason, even if a prospective investor meets the minimum suitability requirements outlined in this Memorandum and the Subscription Agreement. Investors may only purchase Company Shares pursuant to accepted subscription orders as of the first calendar day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month, plus any applicable sales load and placement agent fees), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price of the Company Shares being subscribed at least five business days prior to the first calendar day of the month. If a subscription is received less than five business days prior to the first calendar day of the month, unless waived by or on behalf of the Company, the subscription will be executed in the next month’s closing at the transaction price applicable to that month (plus any applicable sales load and placement agent fees). As a result of this process, the price per share at which an investor’s subscription is executed may be different than the price per share for the month in which such investor submitted its subscription.

•
Generally, within 20 business days after the first calendar day of each month,
K-FIT
will determine its NAV per common share for each share class as of the last calendar day of the immediately preceding month, and the Company will thereafter determine the NAV of Company Shares (which together with any applicable sales load and placement agent fees, will generally be the transaction price for the shares purchased with that effective date) based primarily on the value of its interest in
K-FIT
using the NAV of
K-FIT
Class I Shares provided by
K-FIT.

•	Completed subscription requests will not be accepted by the Company before two business days before the first calendar day of each month.

•
Subscribers are not committed to purchase shares at the time their subscriptions are submitted and any subscription may be canceled at any time before the time it has been accepted as described in the previous sentence. You may withdraw your subscription by notifying the Company through the transfer agent, through your financial intermediary or directly on our toll-free telephone line at
877-628-8575.

•
Investors will receive a confirmation statement of each new transaction in their account as soon as practicable but generally not later than seven business days after the shareholder transactions are settled when the applicable NAV per share is determined. The confirmation statement will include information on how to obtain information we have filed with the SEC and made publicly available on the Company’s public website, once available.

The per share purchase price for Company Shares purchased by investors will equal the then-current transaction price, which will generally be the prior month’s the NAV per Company Share as determined in accordance with the Adviser’s valuation policy, plus any applicable sales load and placement agent fees. We reserve the right, in our sole discretion and at any time, to sell Company Shares to investors subscribing after the initial closing date at a price set above the NAV per share based on a variety of factors in order to fairly allocate initial offering, organizational and other expenses to such investors.

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Although the price investors pay for Company Shares will generally be based on the NAV per share as of the last calendar day of the applicable month (plus any applicable sales load and placement agent fees), the most recent NAV per share of such Company Shares for the month in which an investor makes its investment decision may be significantly different. The Company may offer Company Shares at a price that the Company believes reflects the NAV per share more appropriately than the prior month’s NAV per share (including by updating a previously disclosed NAV or offering price) or suspend our offering in exceptional cases where we believe there has been a material change (positive or negative) to the NAV per share since the end of the prior month due to the aggregate impact of factors such as general significant market events or disruptions or force majeure events. See “Determination of Net Asset Value” for more information about the calculation of NAV per Company Share.
While a shareholder will not know the Company’s NAV applicable on the effective date of the share purchase, the Company’s NAV applicable to a purchase of shares will be disclosed and made available on the Company’s public website, once available, generally within 20 business days after the effective date of the share purchase; at that time, the number of Company Shares based on that NAV, the related per share purchase price (including any applicable sales load and placement agent fees) and each investor’s purchase will be determined and Company Shares are credited to the shareholder’s account as of the effective date of the share purchase.
If for any reason the Company rejects the subscription, or if the subscription request is canceled before it is accepted or withdrawn as described above, the Company will return the applicable submitted funds, without interest or deduction, within 10 business days after such rejection, cancellation or withdrawal.
If an investment is made through an IRA, Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Company. In such case, the Company will send the confirmation and notice of its acceptance to the trustee.

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SHARE REPURCHASE PROGRAM
Unless context suggests otherwise, the use in this Memorandum of the terms “K-FIT,” “we,” “us” or “our” refer to K-FIT. The Company will invest substantially all of its assets in K-FIT, as discussed below.
The Company does not currently intend to list the Company Shares on any securities exchange and does not expect a public market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Company Shares for an indefinite time or at a desired price. Investors have no right to require the Company to redeem their Company Shares.
To provide Shareholders with limited liquidity, the Company expects to conduct quarterly repurchases of Company Shares. The Company’s assets consist primarily of its interest in K-FIT Class I Shares. Therefore, in order to finance the repurchase of Company Shares pursuant to the repurchase offers, the Company may find it necessary to liquidate all or a portion of its interest in K-FIT Class I Shares. As a result, the Company will not conduct a repurchase offer for Company Shares unless K-FIT simultaneously conducts a repurchase offer for
K-FIT
Class I Shares.
As each Company repurchase offer will generally be conducted in parallel with similar discretionary tender offers made by
K-FIT
with respect to
K-FIT
Class I Shares, when K-FIT makes a repurchase offer, the Company Board expects that it will authorize the corresponding offer for the Company. K-FIT’s quarterly tender offers generally are intended to treat Shareholders as if they were direct members of K-FIT and subject to K-FIT’s tender offer.
Beginning no later than the quarter ending December 31, 2023, and at the discretion of the K-FIT Board,
K-FIT
intends to commence its share repurchase program in which it intends to offer to repurchase, in each quarter, up to 5% of the K-FIT Class I Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. The K-FIT Board may amend or suspend the share repurchase program at any time if in its reasonable judgment it deems such action to be in K-FIT’s best interest and the best interest of its shareholders, such as when a repurchase offer would place an undue burden on K-FIT’s liquidity, adversely affect K-FIT’s operations or risk having an adverse impact on K-FIT that would outweigh the benefit of the repurchase offer. As a result, share repurchases may not be available each quarter.
The total number of K-FIT Class I Shares subject to a discretionary tender offer by K-FIT, and the terms of such repurchase offer, will be determined by the K-FIT Board in its complete and absolute discretion and such number of K-FIT Class I Shares may include all or any portion of the outstanding Company Shares.
The K-FIT Board may determine not to authorize a tender offer in any given quarter, from time to time, if such repurchases would not be in the best interests of its shareholders or would violate applicable law. There is no assurance that the K-FIT Board will exercise its discretion to offer to repurchase K-FIT Class I Shares or that there will be sufficient funds available to accommodate all of its shareholders’ requests for repurchase, including requests from the Shareholders indirectly through the Company. As a result, K-FIT may repurchase less than the full amount of K-FIT Class I Shares that shareholders request to have repurchased. If K-FIT does not repurchase the full amount of K-FIT Class I Shares that have been requested to be repurchased, or K-FIT determines not to make repurchases of K-FIT Class I Shares, K-FIT’s shareholders, and thus Shareholders, will likely not be able to dispose of their K-FIT Class I Shares or Company Shares, as applicable, even if K-FIT under-performs. Any periodic repurchase offers will be subject in part to K-FIT’s available cash and compliance with the RIC qualification and diversification rules and the 1940 Act.
Each Company tender offer conducted in parallel with a K-FIT discretionary quarterly tender offer is expected to be structured so as to repurchase Company Shares from Shareholders as if they were shareholders of K-FIT and subject to the terms of the repurchase at K-FIT. The Company’s ability to repurchase Company Shares depends entirely on K-FIT’s corresponding offer to repurchase outstanding K-FIT Class I Shares.

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For example, in connection with a hypothetical discretionary quarterly tender offer, K-FIT makes an offer to repurchase up to 5% of the K-FIT Class I Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter, and the Company holds K-FIT Class I Shares as specified below. In these scenarios, the Company would expect to be able to repurchase as few as 5% of the Company Shares outstanding and generally up to the maximum set out below:

Hypothetical percentage of K-FIT Class I Shares held by the Company	Hypothetical maximum percentage of Company Shares outstanding that might be repurchased in the Company’s Tender Offer
5%	100%
50%	10%
80%	6.25%
100%	5%

•
The hypothetical maximum percentage of Company Shares outstanding that might be repurchased in the Company’s tender offer assumes no other holder of K-FIT Class I Shares participates in K-FIT’s repurchase offer (i.e., the Company is the only participant), so that all 20% of K-FIT Class I Shares available for repurchase are allocated to the Company.

•	All figures shown here are hypothetical.
In all cases, the Company Board will authorize a tender offer to repurchase Company Shares only on terms that the Company Board determines to be fair to the Company, K-FIT and the Shareholders.
The Company’s schedule with respect to making tender offers, and the number of Company Shares subject to tender offer, will be based on operational considerations and various factors relating to the best interests of Shareholders, including, but not limited to, the intent that the Company pays Shareholders their repurchase proceeds, to the extent practicable, based on redemption proceeds received by the Company from K-FIT in connection with K-FIT’s applicable corresponding tender offer and to minimize the need for the Company to maintain cash or borrow money to meet the payment of repurchase proceeds.
In the event the amount of K-FIT Class I Shares tendered in K-FIT’s tender offer exceeds the repurchase offer amount, K-FIT may, in the K-FIT Board’s sole and absolute discretion either (i) accept the additional
K-FIT
Class I Shares permitted to be accepted pursuant to Rule 13e-4(f)(3) under the Exchange Act, (ii) increase the outstanding K-FIT Class I Shares that K-FIT is offering to purchase by up to 2% on the date of repurchase, (iii) extend the K-FIT tender offer, if necessary, and increase the amount of K-FIT Class I Shares that K-FIT is offering to purchase to an amount it believes sufficient to accommodate the excess K-FIT Class I Shares tendered as well as any K-FIT Class I Shares tendered during the extended K-FIT tender offer or (iv) accept a portion of the K-FIT Class I Shares tendered prior to or on the relevant expiration date for payment on a pro rata basis.
If the Company’s request to tender its K-FIT Class I Shares is part of an oversubscribed offer and therefore subject to acceptance on a pro rata basis, then Shareholders likewise should expect their tender of Company Shares to the Company in its corresponding tender offer to be accepted on a pro rata basis. The unaccepted portion of any tender of shares (whether K-FIT Class I Shares or Company Shares) made by a K-FIT shareholder pursuant to the K-FIT tender offer or by a Shareholder pursuant to a Company tender offer will not be automatically carried forward or given priority in connection with any future tender offer. Any Shareholder that wishes to have the Company repurchase Company Shares that were not accepted for repurchase in connection with a Company tender offer may again tender those Company Shares in connection with, and subject to the terms and conditions of, any future tender offer made by the Company.
Under K-FIT’s share repurchase program, to the extent K-FIT offers to repurchase K-FIT Class I Shares in any particular quarter, K-FIT expects to repurchase K-FIT Class I Shares pursuant using a purchase price equal to the NAV per share as of the Valuation Date, which is expected to be after the expiration date for such tender

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offer. The value of a Shareholder’s Company Shares that are accepted for repurchase in a corresponding Company tender offer will be paid in cash within 65 days of the expiration of the applicable tender offer, and will be based on the relevant NAV per Company Share, which will be determined based on the NAV per share of
K-FIT
Class I Shares as of the Valuation Date for the corresponding K-FIT tender offer.
Shareholders whose Company Shares are repurchased by the Company will not be entitled to a return of any amount of sales load that was charged in connection with the Shareholder’s purchase of such Company Shares. Notice of each repurchase offer will be provided by the Adviser to Shareholders describing the terms of the offer, containing information investors should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.
Any offer to repurchase Company Shares will be conducted solely through written tender offer materials disseminated to each Shareholder and is not being made through this Memorandum. In the event
K-FIT’s
repurchase procedures are modified, the Company may, in its discretion, modify its repurchase procedures as necessary in order that the periodic repurchases by the Company continue to be made on terms and conditions substantially similar to those of
K-FIT,
with certain exceptions as noted above.
K-FIT and the Company intend to conduct their respective repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All shares purchased by pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares of K-FIT or the Company, as applicable.
While the Company intends to conduct quarterly repurchase offers as described above, the Company is not required to do so and may amend, suspend or terminate such repurchase offers at any time.
A description of
K-FIT’s
discretionary share repurchase program, in which the Company will participate, is provided below and generally applies to the Company’s program except as set forth above. Shareholders should keep in mind that if they tender Company Shares in a tender offer with a Valuation Date that is within the
12-month
period following the initial issue date of their tendered Company Shares, the Company may repurchase such shares subject to an a 2% Early Repurchase Deduction.
K-FIT
Discretionary Share Repurchase Program
With respect to
K-FIT,
beginning no later than the quarter ending December 31, 2023, we intend to commence a share repurchase program in which we intend to offer to repurchase, in each quarter, up to 5% of
K-FIT
Class I Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. The
K-FIT
Board may amend or suspend the share repurchase program if in its reasonable judgment it deems such action to be in our best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter, such as when a repurchase offer would place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on
K-FIT
that would outweigh the benefit of the repurchase offer. We intend to conduct such repurchase offers in accordance with the requirements of
Rule 13e-4
promulgated under the Exchange Act and the 1940 Act.
Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to quarterly tender offers using a purchase price equal to the NAV per share as of the Valuation Date, which will be the last calendar day of the applicable quarter. K-FIT
shareholders should keep in mind that if they tender
K-FIT
Class I Shares in a tender offer with a Valuation Date that is within the
12-month
period following the initial issue date of their tendered
K-FIT
Class I Shares,
K-FIT
may repurchase such
K-FIT
Class I Shares subject to the 2% Early Repurchase Deduction. The Early Repurchase Deduction will be retained by
K-FIT
for the benefit of remaining holders of
K-FIT
Class I Shares. This Early Repurchase Deduction will also generally apply to minimum account repurchases, discussed below.

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We may, from time to time, waive the Early Repurchase Deduction, including in the following circumstances (subject to the conditions described below):

•	repurchases resulting from death, qualifying disability or divorce;

•	in the event that a shareholder’s K-FIT Class I Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; or

•	due to trade or operational error.
As set forth above, we may waive the Early Repurchase Deduction in respect of repurchase of
K-FIT
Class I Shares resulting from the death, qualifying disability (as such term is defined in Section 72(m)(7) of the Code) or divorce of a shareholder who is a natural person, including
K-FIT
Class I Shares held by such shareholder through a trust or an individual retirement account or other retirement or profit-sharing plan, after (i) in the case of death, receiving written notice from the estate of the shareholder, the recipient of
K-FIT
Class I Shares through bequest or inheritance, or, in the case of a trust, the trustee of such trust, who shall have the sole ability to request repurchase on behalf of the trust, (ii) in the case of qualified disability, receiving written notice from such shareholder, provided that the condition causing the qualifying disability was not pre-existing
on the date that the shareholder became a shareholder of
K-FIT
or (iii) in the case of divorce, receiving written notice from the shareholder of the divorce and the shareholder’s instructions to effect a transfer of
K-FIT
Class I Shares (through the repurchase of
K-FIT
Class I Shares by us and the subsequent purchase by the shareholder) to a different account held by the shareholder (including trust or an individual retirement account or other retirement or profit-sharing plan). We must receive the written repurchase request within 12 months after the death of the shareholder, the initial determination of the shareholder’s disability or divorce in order for the requesting party to rely on any of the special treatment described above that may be afforded in the event of the death, disability or divorce of a shareholder. In the case of death, such a written request must be accompanied by a certified copy of the official death certificate of the shareholder. If spouses are joint registered holders of
K-FIT
Class I Shares, the request to have
K-FIT
Class I Shares repurchased may be made if either of the registered holders dies or acquires a qualified disability. If the shareholder is not a natural person, such as certain trusts or a partnership, corporation or other similar entity, the right to waiver of the Early Repurchase Deduction upon death, disability or divorce does not apply.
You may tender all of
K-FIT
Class I Shares that you own. In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable. We will have no obligation to repurchase shares, including if the repurchase would violate the restrictions on distributions under federal law or Delaware law. The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.
We will offer to repurchase shares on such terms as may be determined by the
K-FIT
Board in its complete and absolute discretion unless, in the judgment of the
K-FIT
Board, such repurchases would not be in the best interests of our shareholders or would violate applicable law. There is no assurance that the
K-FIT
Board will exercise its discretion to offer to repurchase shares or that there will be sufficient funds available to accommodate all of our shareholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that a
K-FIT
shareholder, including the Company, requests to have repurchased. If we do not repurchase the full amount of shares requested to be repurchased, or we determine not to make repurchases of our shares, shareholders will likely not be able to dispose of their shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act.
K-FIT
will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the
K-FIT
Board determines to be fair to
K-FIT
and to all shareholders. When the
K-FIT
Board determines that

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K-FIT
will repurchase shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Our repurchase offers will generally use the NAV on or around the last day of a calendar quarter, which will not be available until after the expiration of the applicable tender offer, so you will not know the exact price of shares in the tender offer when you make your decision whether to tender your shares.
Repurchases of shares from shareholders by
K-FIT
will be paid in cash within 65 days of the expiration of the applicable tender offer, after the determination of the relevant NAV per share is finalized. Repurchases will be effective after receipt and acceptance by
K-FIT
of eligible written tenders of shares from shareholders by the applicable repurchase offer deadline. Other than as stated above,
K-FIT
does not intend to impose any charges in connection with repurchases of shares. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
The majority of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans, which will generally be liquid. We may fund repurchase requests from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations we have not established any limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the company as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our shares is in the best interests of
K-FIT
as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all.
In the event that any shareholder fails to maintain the minimum balance of $500 of our shares, we may repurchase all of the shares held by that shareholder at the repurchase price in effect on the date that the shareholder has failed to meet the minimum balance, less any Early Repurchase Deduction. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in our NAV. Minimum account repurchases are subject to an Early Repurchase Deduction.
Payment for repurchased shares may require us to liquidate portfolio holdings earlier than our Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. Our Adviser intends to take measures, subject to policies as may be established by the
K-FIT
Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

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PERPETUAL LIFE VEHICLE; LIQUIDITY EVENT
Unless context suggests otherwise, the use in this Memorandum of the terms “K-FIT,” “we,” “us” or “our” refer to K-FIT. The Company will invest substantially all of its assets in K-FIT, as discussed below.
The Company and
K-FIT
do not currently intend to undertake a Liquidity Event (as defined below) and will not be obligated by the organizational documents or otherwise to effect a Liquidity Event at any time.
K-FIT
is a
non-exchange
traded, perpetual-life BDC, which is a BDC whose shares of beneficial interest are not listed for trading on a stock exchange or other securities market. We use the term “perpetual-life BDC” to describe an investment vehicle of indefinite duration, whose shares of beneficial interest are intended to be sold by the BDC on a continuous monthly basis at a price equal to the BDC’s monthly NAV per share. In our perpetual-life structure, we may offer investors an opportunity to repurchase their
K-FIT
Class I Shares on a quarterly basis at NAV, but we are not obligated to offer to repurchase any shares in any particular quarter in our discretion. We believe that our perpetual nature enables us to execute a patient and opportunistic strategy and be able to invest across different market environments. This may reduce the risk of
K-FIT
being a forced seller of assets in market downturns compared to non-perpetual
funds. While we may consider a Liquidity Event at any time in the future, we do not currently intend to undertake a Liquidity Event and will not be obligated by the organizational documents or otherwise to effect a Liquidity Event at any time.
The
K-FIT
Board may, in its sole discretion, determine to cause
K-FIT
to conduct a “Liquidity Event,” which is defined as including (1) an initial public offering (“IPO”) or other listing of
K-FIT
Class I Shares on a national securities exchange (an “Exchange Listing”), or (2) a Sale Transaction. A “Sale Transaction” means (a) the sale of all or substantially all of
K-FIT’s
assets to, or other liquidity event with, another entity or (b) a transaction or series of transactions, including by way of merger, consolidation, recapitalization, reorganization, or sale of stock in each case for consideration of either cash and/or publicly listed securities of the acquirer. A Sale Transaction also may include a sale, merger or other transaction with one or more affiliated investment companies managed by the Adviser or an affiliate thereof. The decision to cause
K-FIT
to conduct a Liquidity Event will take into consideration factors such as prevailing market conditions at the time and
K-FIT’s
portfolio composition. The ability of
K-FIT
to commence and consummate a Liquidity Event is not assured, and will depend on a variety of factors, including the size and composition of
K-FIT’s
portfolio and prevailing market conditions at the time.
Until such time as the
K-FIT
Board determines to cause
K-FIT
to conduct a Liquidity Event,
K-FIT
will remain a privately offered BDC and, in its commercially reasonable judgment, will conduct quarterly repurchases of its
K-FIT
Class I Shares. See “Share Repurchase Program.”
Each
K-FIT
investor will be required to agree to cooperate with
K-FIT
and take all actions, execute all documents and provide all consents as may be reasonably necessary or appropriate to consummate an IPO or Exchange Listing, it being understood that
K-FIT
may, without obtaining the consent of any investors, make modifications to
K-FIT’s
constitutive documents, capital structure and governance arrangements so long as, in the reasonable opinion of the
K-FIT
Board, (x) the economic interests of the investors are not materially diminished or materially impaired, (y) such modifications are consistent with the requirements applicable to BDCs under the 1940 Act and (z) such modifications are not inconsistent with the provisions set forth in this Memorandum.
Upon completion of an IPO or Exchange Listing,
pre-existing
K-FIT
investors may also be required to enter into a
lock-up
agreement with the underwriters of the IPO or otherwise for a period not to exceed 180 days (or such longer period as may be required or determined to be advisable by the underwriters of the IPO or otherwise based on prevailing market conditions and practice at the time).
The Company is a
non-exchange
traded
closed-end
fund whose shares of beneficial interest are intended to be sold on a continuous monthly basis at a price equal to the monthly NAV per share, plus any applicable sales load and placement agent fees. The Company will invest substantially all of its assets in
K-FIT.
Similar to
K-FIT
(as described above), the Company is an investment vehicle of indefinite duration that does not currently intend

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to undertake a Liquidity Event with respect to the Company or Company Shares. In the event that
K-FIT
undertakes a Liquidity Event, Shareholders of the Company will economically participate in such Liquidity Event as
K-FIT
shareholders.

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1

DESCRIPTION OF COMPANY SHARES
The following description is based on relevant portions of the Delaware Statutory Trust Act and on the Company’s declaration of trust (as may be amended or restated from time to time, the “Declaration of Trust”) and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act and the Company’s Declaration of Trust and bylaws, copies of which have been filed as exhibits to the registration statement of which this Memorandum is a part, for a more detailed description of the provisions summarized below.
For a description of
K-FIT’s
common shares, including the
K-FIT
Class I Shares, and
K-FIT’s
outstanding preferred shares, please refer to
Annex
 A
.
General
The terms of the Declaration of Trust authorize an unlimited number of common shares of beneficial interests (“Common Shares”) of any class and an unlimited number of preferred shares. The Declaration of Trust provides that the Company Board may classify or reclassify any unissued Common Shares into one or more classes or series of Common Shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There are no outstanding options or warrants to purchase any Common Shares or preferred shares of the Company. No Common Shares or preferred shares have been authorized for issuance by the Company under any equity compensation plans. Under the terms of the Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. The Declaration of Trust
provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Company’s assets or the affairs of the Company by reason of being a shareholder.
None of the Company’s shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Company or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Company Board in setting the terms of any class or series of Common Shares, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.
Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding as of July 27, 2023
Company Shares	Unlimited	—	40
Common Shares
Under the terms of the Declaration of Trust, all Common Shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, and fully paid. Dividends and distributions may be paid to the holders of Common Shares if, as and when authorized by the Company Board and declared by the Company out of funds legally available therefore. Except as may be provided by the Company Board in setting the terms of classified or reclassified shares, the Common Shares will have no preemptive, exchange, conversion, appraisal or redemption rights. In the event of the Company’s liquidation, dissolution or winding up, each share of the Common Shares would be entitled to share pro rata in all of the Company’s assets that are legally available for distribution after it pays all debts and other liabilities and subject to any preferential rights of holders of

1
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2

preferred shares, if any Company preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of Common Shares will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of trustees. Except as may be provided by the Company Board in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of the Common Shares will possess exclusive voting power with respect to the Company. There will be no cumulative voting in the election of trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect trustees, each trustee will be elected by a plurality of the votes cast with respect to such trustee’s election. The Company Board may amend the Declaration of Trust or bylaws to alter the vote required to elect trustees.
Redemptions by the Company
Each share is subject to redemption (out of the assets of Company) by the Company at the redemption price equal to the then-current NAV per share of the relevant class or series of shares, determined in accordance with the Declaration of Trust, at any time if the Company Board determines in its sole discretion that a shareholder has breached any of its representations or warranties contained in such shareholder’s Subscription Agreement with the Company, and upon such redemption the holders of the shares so redeemed will have no further right with respect thereto other than to receive payment of such redemption price. Prior to exercising any such redemption, the Company will provide written notice to the applicable shareholder notifying them of any breach of the representations or warranties contained in the Subscription Agreement, after receipt of which notice the applicable shareholder will be provided with no less than 10 business days to cure the breach to the reasonable satisfaction of the Company.
Transferability of Company Shares
Company investors may generally Transfer their Company Shares provided that the transferee, as applicable, satisfies applicable eligibility and/or suitability requirements and the Transfer is otherwise made in accordance with applicable securities, tax, anti-money laundering and other applicable laws and compliance with the terms of the Subscription Agreement. No Transfer will be effectuated except by registration of the Transfer on the Company’s books. Each transferee must agree to be bound by the restrictions set forth in the Subscription Agreement and all other obligations as an investor in the Company.
Preferred Shares and Other Securities
The Declaration of Trust provides that the Company Board may, subject to the Company’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Company to issue securities of the Company other than the Company Shares (including preferred shares, debt securities or other senior securities), by action of the Company Board without the approval of Shareholders. The Company Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Company Board sees fit.
Preferred shares could be issued with rights and preferences that would adversely affect Shareholders, although the Company currently has no intent to issue preferred shares. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act.
Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses
Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever with the exception of any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing. The Declaration of Trust provides that no

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shareholder will be subject in such capacity to any personal liability whatsoever to any Person (as defined in the Declaration of Trust) in connection with Trust Property (as defined in the Declaration of Trust) or the affairs of the Company. Shareholders will have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No trustee or officer of the Company will be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Company or its shareholders arising from bad faith, willful misconduct, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons will look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Company. If any shareholder, trustee or officer, as such, of the Company, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he or she will not, on account thereof, be held to any personal liability. Any repeal or modification of the applicable section of the Declaration of Trust will not adversely affect any right or protection of a trustee or officer of the Company existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.
Pursuant to the Declaration of Trust, the Company will indemnify each person who at any time serves as a trustee, officer or employee of the Company (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting in any capacity set forth in the applicable section of the Declaration of Trust by reason of his having acted in any such capacity, except with respect to any matter as to which he or she will not have acted in good faith in the reasonable belief that his action was in the best interest of the Company or, in the case of any criminal proceeding, as to which he or she will have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee will be indemnified thereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misconduct, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his or her position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification will be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Company Board or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in the Declaration of Trust will continue as to a person who has ceased to be a trustee or officer of the Company and will inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of the Declaration of Trust or repeal of any of its provisions will limit or eliminate any of the benefits provided to any person who at any time is or was a trustee or officer of the Company or otherwise entitled to indemnification thereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.
Notwithstanding the foregoing, the Company will not indemnify an indemnitee unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those independent trustees who are not parties to the proceeding
(“Disinterested Non-Party Trustees”),
that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding will be authorized and made in accordance with the immediately succeeding paragraph below.

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In addition, the Declaration of Trust permits the Company to make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Company unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Company Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee will provide adequate security for his or her undertaking, (ii) the Company will be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the
Disinterested Non-Party Trustees,
or if a majority vote of such quorum so direct, legal counsel in a written opinion, will conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.
Subject to any limitations provided by the 1940 Act and the Declaration of Trust, the Company will have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Company or serving in any capacity at the request of the Company or provide for the advance payment of expenses for such persons, provided that such indemnification has been approved by a majority of the Company Board.
Number of Trustees; Vacancies; Removal; Term and Election; Certain Transactions
The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Company by means of a tender offer, proxy contest or otherwise or to change the composition of the Company Board. This could have the effect of discouraging a third party from seeking to obtain control over the Company. Such attempts could have the effect of increasing the expenses of the Company and disrupting the normal operation of the Company.
The Declaration of Trust provides that the number of trustees will be set only by the Company Board, which may at any time increase or decrease the number of trustees by a majority vote or written consent. The Declaration of Trust provides that the number of trustees generally may not be less than one or more than fifteen. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by the Company Board in setting the terms of any class or series of preferred shares, pursuant to an election under the Declaration of Trust, any and all vacancies on the Company Board may be filled only by the affirmative vote of a majority of the remaining trustees in office, even if the remaining trustees do not constitute a quorum, and any trustee elected to fill a vacancy will serve for the remainder of the full term of the trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act.
Under the Declaration of Trust, the Company is not required to hold annual meetings and, prior to the earlier of (a) a listing of any class of the Company Shares on a national securities exchange, if any, and (b) the date of notice of the Company’s first annual meeting of Shareholders, each trustee will hold office for life (or until the attainment of any mandatory retirement age or term limits established by a majority of the Company Board) or until his or her successor is elected or the Company terminates, unless such trustee resigns or is removed in accordance with the Declaration of Trust. However, effective upon and following the occurrence of the earlier of (a) a listing of any class of the Company Shares on a national securities exchange, if any, and (b) the date of notice of the Company’s first annual meeting of Shareholders, the Company Board will be divided into three classes, with the terms of one class expiring at each annual meeting of Shareholders. At each annual meeting, one class of trustees will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Company Board. A trustee may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining trustees.
In the event of a shareholder vote on election of trustees, trustees shall be elected by a plurality of the vote of all holders of the outstanding Company Shares.

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The Declaration of Trust grants special approval rights with respect to certain matters to members of the Company Board who qualify as “Continuing Trustees,” which term means trustees who either (i) have been members of the Company Board for a period of at least thirty-six
months (or since May 25, 2023, if less than
thirty-six
months) or (ii) were nominated to serve as members of the Company Board by a majority of the Continuing Trustees then members of the Company Board.
The Declaration of Trust requires the affirmative vote or consent of at least seventy-five percent (75%) of the trustees and holders of at least seventy-five percent (75%) of the Company’s outstanding shares (including Company Shares and preferred shares, if any) to authorize certain Company transactions not in the ordinary course of business, including (i) a merger, conversion, consolidation, or share exchange of the Company or any series or class of the Company Shares with or into any other person or company (including, without limitation, a partnership, corporation, joint venture, statutory or business trust, common law trust or any other business organization) or sale of exchange of all or substantially all of the assets of the Company, or (ii) any shareholder proposal regarding specific investment decisions; provided, however, in the case of clause (i), if the transaction is authorized by both a majority of the Company Board and seventy-five percent (75%) of the Continuing Trustees then no shareholder authorization would be required by the Company’s bylaws and Declaration of Trust except to the extent such shareholder vote or consent is required by the 1940 Act or other federal law.
In addition, any amendment to the Declaration of Trust to make the Company Shares “redeemable securities” and any other proposal to convert the Company’s, whether by merger or otherwise, from a
“closed-end
company” to an
“open-end
company” (as such terms are defined in the 1940 Act) must be approved by the affirmative vote of Shareholders entitled to cast at least two-thirds
of the votes entitled to be cast on the matter to effect such amendment or proposal.
The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Company to negotiate with its management regarding the price to be paid and facilitating the continuity of the Company’s investment objective and policies. The provisions of the Declaration of Trust described above could have the effect of discouraging a third party from seeking to obtain control of the Company in a tender offer or similar transaction. The Company Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Company and its Shareholders.
Action by Shareholders
The Company’s Shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the Declaration of Trust. Under the Declaration of Trust, the Company is not required to hold annual meetings and the Company’s bylaws provide that an annual meeting of Shareholders will not be required in any year in which the election of trustees is not required to be held under the 1940 Act. The failure to hold an annual meeting will not invalidate the Company’s existence or affect any otherwise valid corporate act of the Company.
A special meeting of the Company’s Shareholders may be called at any time by a majority of the Company Board or the chief executive officer and will be called by any trustee for any proper purpose upon written request of Shareholders holding in the aggregate not less than thirty-three and one-third percent
(33-1/3%)
of the outstanding Company Shares, such request specifying the purpose or purposes for which such meeting is to be called, provided that in the case of a meeting called by any trustee at the request of Shareholders for the purpose of electing trustees or removing the Adviser, the written request of Shareholders holding in the aggregate not less than fifty-one percent
(51%) of the outstanding Company Shares or class or series of shares having voting rights on the matter will be required. For a special shareholder meeting to be called for a proper purpose (as used in the preceding sentence), it is not a requirement that such purpose relate to a matter on which Shareholders are entitled to vote, provided that if such meeting is called for a purpose for which Shareholders are not entitled to

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vote, no vote will be taken at such meeting. Any shareholder meeting, including a special meeting, will be held within or without the State of Delaware on such day and at such time as the Company Board will designate, and may be held virtually.
Pass-Through Voting on
K-FIT
Matters
Whenever the Company, as a shareholder in
K-FIT,
is requested to vote on matters pertaining to
K-FIT,
the Company, in exercising any voting or approval rights held by the Company in connection with the
K-FIT
voting securities it holds on behalf of Shareholders, will seek the direction of the Participating Company Shareholders on how such voting or approval rights should be exercised, and the Company Board will hold a meeting of Shareholders or otherwise provide the Participating Company Shareholders with such information as may be necessary for the Participating Company Shareholders to properly consider the matter and allow the Participating Company Shareholders to provide such direction, and the Company Board will ensure that the Company exercises such voting or approval rights in such a manner so as to give effect to the directions of the Participating Company Shareholders; provided that, if any Participating Company Shareholders fail to respond in writing to the Company in respect of any vote or approval matter within the date specified by the Company Board, the Company will vote its
K-FIT
voting securities allocable to such
non-responding
Participating Company Shareholders in the same proportion as to Participating Company Shareholders from whom it receives voting instructions.
Amendment of the Declaration of Trust; No Approval by Shareholders
The Company Board may, without shareholder vote, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental thereto or an amended and restated Declaration of Trust. Company Shareholders will only have the right to vote on any amendment: (i) which would eliminate their right to vote granted in the Declaration of Trust, (ii) to the amendment provision of the Declaration of Trust, (iii) that would adversely affect the powers, preferences or special rights of the shares as determined by the Company Board in good faith and (iv) submitted to them by the Company Board. Notwithstanding the foregoing, in connection with a listing of the Company Shares on a national securities exchange, the Board may, without the approval or vote of the Shareholders, amend or supplement the Declaration of Trust in any manner, including, without limitation, to opt-in
to any voting restriction or other limitation made available by any control share acquisition act or similar statute that is, or becomes, available to private Delaware for-profit
corporations formed under the Delaware General Corporation Law, to classify the Company Board, to impose super-majority approval for certain types of transactions and to otherwise add or modify provisions that may be deemed to be adverse to Shareholders. A proposed amendment to the Declaration of Trust requires the affirmative vote of a majority of the Company Board for adoption.
An amendment duly adopted by the requisite vote of the Company Board and, if required, the Shareholders as aforesaid, will become effective at the time of such adoption or at such other time as may be designated by the Company Board or Shareholders, as the case may be. A certification in recordable form signed by a majority of the Company Board setting forth an amendment and reciting that it was duly adopted by the trustees and, if required, the Shareholders as aforesaid, or a copy of the Declaration of Trust, as amended, in recordable form, and executed by a majority of the Company Board, will be conclusive evidence of such amendment when lodged among the records of the Company or at such other time designated by the Company Board.
Derivative Actions
No person, other than a trustee, who is not a shareholder will be entitled to bring any derivative action, suit or other proceeding on behalf of the Company. No shareholder may maintain a derivative action on behalf of the Company unless holders of at least fifty-one
percent (51%) of the outstanding shares join in the bringing of such action.

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In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a shareholder may bring a derivative action on behalf of the Company only if the following conditions are met: (i) the shareholder or Shareholders must make a pre-suit demand
upon the Company Board to bring the subject action unless an effort to cause the Company Board to bring such an action is not likely to succeed; and a demand on the Company Board will only be deemed not likely to succeed and therefore excused if a majority of the Company Board, or a majority of any committee established to consider the merits of such action, is composed of trustees who are not “independent trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) above, the Company Board must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Company Board will be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Company for the expense of any such advisors in the event that the Company Board determines not to bring such action. For purposes of this paragraph, the Company Board may designate a committee of one or more trustees to consider a shareholder demand.
For the avoidance of doubt, Section 13.4 of the Declaration of Trust, which prohibits derivative actions as set forth above, shall not apply to any claims asserted under the U.S. federal securities laws, including, without limitation, the 1940 Act.
Exclusive Delaware Jurisdiction
Each Company Board trustee, each officer and each person legally or beneficially owning a share or an interest in a share of the Company (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Statute, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Company, the Delaware Statutory Trust Statute, the Company’s bylaws or the Declaration of Trust (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the Declaration of Trust or the Company’s bylaws, or (B) the duties (including fiduciary duties), obligations or liabilities of the Company to the Shareholders or the Company Board, or of officers or the Company Board to the Company, to the Shareholders or each other, or (C) the rights or powers of, or restrictions on, the Company, the officers, the Company Board or the Shareholders, or (D) any provision of the Delaware Statutory Trust Statute or other laws of the State of Delaware pertaining to trusts made applicable to the Company pursuant to Section 3809 of the Delaware Statutory Trust Statute, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Statute or the Declaration of Trust or the Company’s bylaws relating in any way to the Company or (F) the securities or antifraud laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority (other than the federal securities laws of the United States), including, in each case, the applicable rules and regulations promulgated thereunder (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), will be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service will constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof will affect or limit any right to serve process in any other manner permitted by law, and (v) irrevocably waives any and all right to trial by jury in any such claim,

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8

suit, action or proceeding. For the avoidance of doubt, the provisions of the Declaration of Trust described in this paragraph will not apply to any claims asserted under the U.S. federal securities laws, including, without limitation, the 1940 Act.
Term of the Company
The Company Board may, to the extent the trustees deem appropriate, adopt a plan of liquidation at any time, which plan of liquidation may set forth the terms and conditions for implementing the dissolution and liquidation of the Company. Shareholders of the Company will not be entitled to vote on the adoption of any plan of liquidation of the Company or the dissolution and liquidation of the Company, except to the extent required by the 1940 Act. After a listing of the Company Shares on a national securities exchange, the Company’s may be dissolved by the affirmative vote or consent of at least a majority of the Company Board and 75% of the Continuing Trustees, without the vote of the Shareholders.
Books and Reports
The Company is required to keep appropriate books of our business at our principal offices. The books will be maintained for both tax and financial reporting purposes on an accrual basis in accordance with GAAP.

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9

TAX ASPECTS
The following is a description of certain material U.S. federal income tax considerations applicable to the Company and an investment in the Company. The discussion below provides general tax information related to an investment in the Company, but does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Company and does not address any state, local,
non-U.S.
or other tax consequences. It is based on the Code and U.S. Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as: certain financial institutions; dealers or traders in securities who use a mark-to-market
method of tax accounting; persons holding Company Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to Company Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar; or
tax-exempt
entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Shareholder that holds Company Shares as a capital asset and is a U.S. Shareholder. A “U.S. Shareholder” generally is a beneficial owner of Company Shares who is for U.S. federal income tax purposes: (1) an individual who is a citizen or resident of the United States; (2) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Company Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding Company Shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of Company Shares.
The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and Shareholders should consult their tax advisors about the U.S. federal, state, local or
non-U.S.
tax consequences of an investment in the Company.
Taxation of the Company and
K-FIT
The Company and
K-FIT
intend to elect to be treated, and to qualify in each taxable year, as RICs under Subchapter M of the Code. As a RIC, the Company generally will not have to pay corporate-level federal income taxes on any income that it distributes to Shareholders from its tax earnings and profits. Similarly, as a RIC,
K-FIT
generally will not have to pay corporate-level federal income taxes on any income that it distributes to
K-FIT
shareholders from its tax earnings and profits. To qualify as a RIC for any taxable year, each of the Company and K-FIT must, among other things, satisfy both an income test and an asset test for such taxable year. Because the Company will invest substantially all of its assets in
K-FIT,
the Company will generally qualify as a RIC if
K-FIT
qualifies as a RIC.
K-FIT
will qualify as a RIC if (i) at least 90% of
K-FIT’s
gross income for such taxable year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly-traded partnerships” (such income, “Qualifying RIC Income”) and
(ii) K-FIT’s
holdings are diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of
K-FIT’s
total assets is represented by

1
40

cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of
K-FIT’s
total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of
K-FIT’s
total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that
K-FIT
controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships.”
K-FIT’s
share of income derived from a partnership other than a “qualified publicly-traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by
K-FIT.
A “qualified publicly-traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (1) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (2) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities).
K-FIT
anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.
In addition, in order to maintain RIC tax treatment, each of the Company and
K-FIT
must distribute on a timely basis with respect to each taxable year at least 90% of their “investment company taxable income” and their net tax-exempt
interest income (if any) for such taxable year. If the Company and
K-FIT
each qualify as a RIC and satisfy this distribution requirement, the Company and
K-FIT
generally will not be subject to U.S. federal income tax on their “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that they distribute (including amounts that are reinvested pursuant to the distribution reinvestment plan and
K-FIT’s
distribution reinvestment plan, as applicable). In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Company and
K-FIT
intend to distribute all or substantially all of their “investment company taxable income,” net tax-exempt
interest income (if any) and net capital gains on an annual basis (in the current or following taxable year, pursuant to the applicable rules in the Code). Any taxable income, including any net capital gains that the Company and
K-FIT
do not distribute in a timely manner, will be subject to U.S. federal income tax at regular corporate rates.
If
K-FIT
retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to
K-FIT
shareholders, including the Company. If
K-FIT
makes such an election, each Shareholder will be required to report its share of such undistributed net capital gains attributed to the Company as a
K-FIT
shareholder as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by
K-FIT
on such undistributed net capital gains as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each Shareholder will be entitled to increase the adjusted tax basis of its Company Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that
K-FIT
will make this election if it retains all or a portion of its net capital gain for a taxable year.
As a RIC, each of the Company and
K-FIT
will be subject to a nondeductible 4% federal excise tax on certain amounts that they fail to distribute during each calendar year. In order to avoid this excise tax, the Company and
K-FIT
must each distribute during each calendar year an amount at least equal to the sum of (1) 98% of their ordinary taxable income for the calendar year, (2) 98.2% of their capital gain net income for the one-year
period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Company and
K-FIT
have met this distribution requirement, the Company and
K-FIT
will be deemed to have distributed any income or gains on which they have been subject to U.S. federal income tax. The Company and
K-FIT
intend generally to endeavor each year to avoid the imposition of this excise tax, but there can be no assurance in this regard.

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1

If the Company or
K-FIT
fail to qualify as a RIC or fail to satisfy the 90% distribution requirement in any taxable year, the Company or
K-FIT,
as applicable, would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate Shareholders and may be eligible to be qualified dividend income for non-corporate
Shareholders. In addition, the Company or
K-FIT,
as applicable, could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying
for taxation as a RIC. If
K-FIT
fails to satisfy either the income test or asset diversification test described above, in certain cases, however,
K-FIT
and the Company may be able to avoid losing their status as RICs by timely providing notice of such failure to the Internal Revenue Service, curing such failure and possibly paying an additional tax or penalty.
Some of the investments that
K-FIT
is expected to make, such as investments in debt securities having market discount and/or treated as issued with original issue discount, may cause
K-FIT
to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result,
K-FIT
may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment. Because this income will be included in
K-FIT’s
investment company taxable income for the year it is accrued,
K-FIT
may be required to make a distribution to
K-FIT
shareholders in order to meet the distribution requirements described above, even though
K-FIT
will not have received any corresponding cash or property.
K-FIT
may be required to borrow money, dispose of other securities or forgo new investment opportunities for this purpose.
Income received by
K-FIT
from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to
K-FIT.
Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.
K-FIT
generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that
K-FIT
will be successful in this regard. If more than 50% of the value of
K-FIT’s
total assets at the close of its taxable year consists of securities of foreign corporations,
K-FIT
will be eligible to elect to “pass-through” to
K-FIT
shareholders, including the Company, the amount of foreign income and similar taxes paid by
K-FIT.
If at least 50% of the value of the Company’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs (as is expected to be the case for the Company), the Company may elect to “pass through” to Shareholders the amount of foreign taxes paid or deemed paid by the Company. If the Company so elects, each of its Shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Company, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).
K-FIT
may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which
K-FIT
held the PFIC stock.
K-FIT
itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to
K-FIT’s
holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though
K-FIT
distributes the corresponding income to
K-FIT
shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.
K-FIT
may be eligible to elect alternative tax treatment with respect to PFIC stock. Under such an election,
K-FIT
generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special

14
2

rules, discussed above, relating to the taxation of excess distributions, would not apply. Treasury Regulations generally treat income inclusion from a PFIC with respect to which
K-FIT
has made such an election as Qualifying RIC Income if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such income inclusion is derived with respect to
K-FIT’s
business of investing in stock, securities, or currencies. Alternatively,
K-FIT
may be able to elect to mark to market its PFIC stock, resulting in any unrealized gains at year end being treated as though they were realized and reported as ordinary income. Any mark-to-market
losses and any loss from an actual disposition of the PFIC’s shares would be deductible as ordinary losses to the extent of any net mark-to-market
gains included in income in prior years with respect to stock in the same PFIC.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject
K-FIT
itself to tax on certain income from PFIC stock, the amount that must be distributed to
K-FIT
shareholders, and which will be taxed to
K-FIT
shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income” as discussed below.
Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time
K-FIT
actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of
K-FIT’s
investment company taxable income to be distributed to
K-FIT
shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that
K-FIT
must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year,
K-FIT
would not be able to make fund ordinary distributions, or distributions made before the losses were realized would be re-characterized
as a return of capital to
K-FIT
shareholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each
K-FIT
Shareholder’s (including the Company’s) basis in
K-FIT
Class I Shares.
If
K-FIT
utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on
K-FIT’s
ability to declare and pay dividends on
K-FIT
Class I Shares. Limits on
K-FIT’s
ability to pay dividends on
K-FIT
Class I Shares may prevent
K-FIT
from meeting the distribution requirements described above, and, as a result, may affect
K-FIT’s
status as a RIC and subject
K-FIT
to the 4% excise tax.
K-FIT’s
failure to qualify as a RIC may impact the Company’s ability to qualify as a RIC.
K-FIT
will endeavor to avoid restrictions on its ability to make distribution payments. If
K-FIT
is precluded from making distributions on
K-FIT
Class I Shares because of any applicable asset coverage requirements, the terms of preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for
K-FIT
to meet the distribution requirements for qualification as a RIC, will be paid to the holders of preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of such preferred shares.
Certain of
K-FIT’s
investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income,

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(3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of stock or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause
K-FIT
to recognize income or gain without a corresponding receipt of cash and (7) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause
K-FIT
to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect
K-FIT’s
status as a RIC.
K-FIT
will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.
There may be uncertainty as to the appropriate treatment of certain of
K-FIT’s
investments for U.S. federal income tax purposes. In particular,
K-FIT
intends to invest a portion of its net assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent
K-FIT
should recognize interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by
K-FIT,
to the extent necessary, in order to seek to ensure that it distributes sufficient income to qualify, and maintain its qualification as, a RIC and to ensure that it does not become subject to U.S. federal income or excise tax.
A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Company’s or
K-FIT’s
deductible expenses in a given taxable year exceed the Company’s or
K-FIT’s,
as applicable, investment company taxable income, the Company or
K-FIT,
as applicable, may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, the Company or
K-FIT
may for tax purposes have aggregate taxable income for a taxable year that the Company or
K-FIT,
as applicable, is required to distribute and that is taxable to shareholders even if such taxable income is greater than the net income actually earned during such taxable year. Any underwriting fees paid by the Company or
K-FIT
are not deductible.
As described above, the Company will invest substantially all of its assets in
K-FIT,
which intends to qualify as a RIC. Failure of
K-FIT
to so qualify will have an adverse effect on the qualification of the Company as a RIC. Distributions by
K-FIT
and redemptions of
K-FIT
Class I Shares may result in taxable distributions to Shareholders of ordinary income or capital gains. If
K-FIT
Class I Shares are purchased within 30 days before or after redeeming at a loss other
K-FIT
Class I Shares, all or a part of the loss will not be deductible by the Company and instead will increase the Company’s basis for the newly purchased
K-FIT
Class I Shares. Short-term capital gains earned by
K-FIT
will be ordinary income when distributed to the Company and will not be offset by the Company’s capital losses. Capital loss carryforwards of
K-FIT,
if any, would not offset net capital gains of the Company.
The remainder of this discussion assumes that the Company and
K-FIT
have qualified and maintain their qualification as a RIC and have satisfied the distribution requirements described above.
Taxation of U.S. Shareholders
Distributions
Distributions of the Company’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to the Shareholders as ordinary income to the extent such distributions are paid out of the Company’s current or accumulated earnings

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and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Shareholder has owned Company Shares. The ultimate tax characterization of the Company’s distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, the Company may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Company. A distribution of an amount in excess of the Company’s current and accumulated earnings and profits will be treated by a Shareholder as a return of capital that will be applied against and reduce the Shareholder’s basis in its Company Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s basis in its Company Shares, the excess will be treated as gain from a sale or exchange of Company Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Company Shares. Generally, for U.S. federal income tax purposes, a Shareholder receiving Company Shares under the distribution reinvestment plan will be treated as having received a distribution equal to the fair market value of such Company Shares on the date the Company Shares are credited to the Shareholder’s account.
It is expected that a portion of the Company’s income will consist of ordinary income. For example, interest and original issue discount derived by
K-FIT
will constitute ordinary income. In addition, gain derived by
K-FIT
from the disposition of debt securities with “market discount” (generally, securities purchased by
K-FIT
at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition, unless
K-FIT
makes an election to accrue market discount on a current basis. In addition, certain of
K-FIT’s
investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to
K-FIT
shareholders, including the Company, and, thus, distributions by the Company to its Shareholders.
Distributions made by the Company to a corporate Shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by
K-FIT.
In addition, any such dividends-received deduction will be disallowed or reduced if the corporate Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Company Shares. Distributions of “qualified dividend income” to an individual or other non-corporate
Shareholder will be treated as “qualified dividend income” to such Shareholder and will be taxed at long-term capital gain rates, provided the Shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given
K-FIT’s
investment strategy, it is not expected that a significant portion of the distributions made by
K-FIT
(and, therefore, by the Company) will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”
Distributions paid by the Company generally will be treated as received by a Shareholder at the time the distribution is made. However, the Company may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Company makes such an election, the Shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by the Company in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated for tax purposes as if it had been received by Shareholders on December 31 of the year in which the distribution was declared.
The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Company issues preferred shares, the Company intends to allocate capital gain distributions and distributions qualifying for the dividends-received deduction, if any, between its Company Shares and preferred shares in proportion to the total distributions paid to each class with respect to such tax year.

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While the Company does not expect to be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) for its initial tax year, it expects to be treated as a “publicly offered regulated investment company” as a result of the Company Shares being held by at least 500 persons at all times during a future taxable year, however no certainty can be provided that the Company will qualify for each taxable year. If the Company is not treated as a “publicly offered regulated investment company,” each U.S. Shareholder that is an individual, trust or estate will be treated as having received a dividend for U.S. federal income tax purposes from the Company in the amount of such U.S. Shareholder’s allocable share of certain of the Company’s fees and expenses, if any, for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. Shareholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a Shareholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a Shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. Shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. Shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code.
Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Company Shares will receive a report as to the NAV of those Company Shares.
Sale or Exchange of Company Shares
A Shareholder generally will recognize capital gain or loss on the sale or other disposition of Company Shares. The amount of the gain or loss will be equal to the difference between the amount received for the Company Shares and the Shareholder’s adjusted tax basis in the relevant Company Shares. Such gain or loss generally will be a long-term capital gain or loss if the Shareholder has held such Company Shares for more than one year. Otherwise, the gain or loss will be classified as short-term capital gain or loss. However, losses realized by a Shareholder on the sale or exchange of Company Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such Company Shares. In addition, no loss will be allowed on a sale or other disposition of Company Shares if the Shareholder acquires (including through reinvestment of distributions or otherwise), or enters into a contract or option to acquire, Company Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Under current law, net capital gains recognized by non-corporate
Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.
The repurchase of Company Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering
Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Company Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering
Shareholders. On the other hand, Shareholders who tender all of their Company Shares (including Company Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Company Shares and generally will realize a capital gain or loss.
Under U.S. Treasury regulations, if a Shareholder recognizes losses with respect to Company Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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The Company or your financial intermediary is generally required by law to report to each Shareholder and to the IRS cost basis information for Company Shares sold by or redeemed from the Shareholder. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
Medicare Tax
An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Company and net gains from redemptions or other taxable dispositions of Company Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Company.
Backup Withholding and Information Reporting
Information returns will be filed with the Internal Revenue Service in connection with payments on Company Shares and the proceeds from a sale or other disposition of Company Shares. A Shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally on an Internal Revenue Service form
W-9)
and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Shareholders and certain other Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.
Tax-Exempt
Shareholders
A Shareholder that is a
tax-exempt
organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt
Shareholder of the activities that the Company proposes to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its shareholders for purposes of determining their treatment under current law. Therefore, a tax-exempt
Shareholder should not be subject to U.S. federal income taxation solely as a result of such shareholder’s direct or indirect ownership of our equity and receipt of distributions with respect to such equity (regardless of whether the Company incurs indebtedness). Moreover, under current law, if the Company incurs indebtedness, such indebtedness will not be attributed to a tax-exempt
Shareholder. Therefore, unless a
tax-exempt
Shareholder’s investment in the Company is itself debt-financed, a tax-exempt
Shareholder should not be treated as earning income from “debt-financed property” and distributions the Company pays should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that the Company incurs. Certain tax-exempt
private universities are subject to an additional 1.4% excise tax on their “net investment income,” including income from interest, dividends, and capital gains. Proposals periodically are made to change the treatment of “blocker” investment vehicles interposed between tax-exempt
investors and
non-qualifying
investments. In the event that any such proposals were to be adopted and applied to RICs, the treatment of dividends payable to tax-exempt
investors could be adversely affected. In addition, special rules would apply if the Company were to invest in certain real estate mortgage investment conduits or taxable mortgage pools, which the Company does not currently plan to do, that could result in a tax-exempt
Shareholder recognizing income that would be treated as UBTI.
Taxation of
non-U.S.
Shareholders
Whether an investment in the Company is appropriate for a
non-U.S.
Shareholder (as defined below) will depend upon that person’s particular circumstances. An investment in the Company by a
non-U.S.
Shareholder

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may have adverse tax consequences.
Non-U.S.
Shareholders should consult their tax advisers before investing in Company Shares.
The U.S. federal income taxation of a Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a
“non-U.S.
Shareholder”), depends on whether the income that the Shareholder derives from the Company is “effectively connected” with a U.S. trade or business carried on by the Shareholder.
If the income that a
non-U.S.
Shareholder derives from the Company is not “effectively connected” with a U.S. trade or business carried on by such
non-U.S.
Shareholder, distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate provided under an applicable treaty). Backup withholding will not, however, be applied to payments that have been subject to this 30% withholding tax applicable to
non-U.S.
Shareholders.
Properly reported distributions received by
non-U.S.
Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Company’s “qualified interest income” (generally, the Company’s U.S. source interest income including interest-related dividends from another RIC, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Company is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Company’s “qualified short-term capital gains” (generally, the excess of the Company’s net short-term capital gains over the Company’s long-term capital losses for such taxable year). However, depending on the circumstances, the Company may report all, some or none of the Company’s potentially eligible distributions as such qualified net interest income or as qualified short-term capital gains, and/or treat such distributions, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a
non-U.S.
Shareholder must comply with applicable certification requirements relating to its
non-U.S.
status (including, in general, furnishing an IRS Form
W-8BEN
or an acceptable substitute or successor form).
A
non-U.S.
Shareholder whose income from the Company is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Company that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Company Shares. If, however, such a
non-U.S.
Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements such capital gains distributions, undistributed capital gains and gains from the sale or exchange of Company Shares will be subject to a 30% U.S. tax.
If the income from the Company is “effectively connected” with a U.S. trade or business carried on by a
non-U.S.
Shareholder, any distributions of “investment company taxable income,” capital gains distributions, amounts retained by the Company that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Company Shares will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a
non-U.S.
Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.
A
non-U.S.
Shareholder other than a corporation may be subject to backup withholding on net capital gains distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Shareholder does not certify its
non-U.S.
status under penalties of perjury or otherwise establish an exemption.
If the Company distributes net capital gains in the form of deemed rather than actual distributions, a
non-U.S.
Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax the Company pays on the capital gains deemed to have been distributed. In order to obtain the refund, the
non-U.S.
Shareholder must obtain a U.S. taxpayer identification number and file a federal

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income tax return even if the
non-U.S.
Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.
The Company will be required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain
non-U.S.
entities that fail to comply or be deemed compliant with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Company to enable the Company to determine whether withholding is required.
The tax consequences to a
non-U.S.
Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.
Non-U.S.
Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Company, including the potential application of the U.S. estate tax.
Alternative Minimum Tax
As with any taxable investment, Shareholders may be subject to the U.S. federal alternative minimum tax on their income (including taxable income from the Company), depending on their individual circumstances.
Other Taxes
Shareholders may be subject to state, local and
non-U.S.
taxes applicable to their investment in the Company. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Company.

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CERTAIN ERISA AND OTHER CONSIDERATIONS
Unless context suggests otherwise, the use in this Memorandum of the terms “K-FIT,” “we,” “us” or “our” refer to K-FIT. The Company will invest substantially all of its assets in K-FIT, as discussed below.
ERISA imposes certain requirements on “employee benefit plans” (as defined in Section 3(3) of ERISA) that are subject to the fiduciary responsibility provisions of Title I of ERISA, as well as entities whose underlying assets include the assets of such plans (collectively, “ERISA Plans”), and on those persons who are fiduciaries with respect to ERISA Plans. Section 406 of ERISA and Section 4975 of the Code prohibit certain transactions involving the assets of ERISA Plans and of other “plans” that are subject to Section 4975 of the Code, such as individual retirement accounts (together with ERISA Plans, “Plans”), and certain persons (referred to as “parties in interest” under ERISA or “disqualified persons” under the Code) having certain relationships to such Plans, unless a statutory or administrative exemption is applicable to the transaction. A party in interest or disqualified person who engages in a non-exempt
prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and Section 4975 of the Code. Each purchaser of Company Shares that is or may become a Plan is responsible for determining the extent, if any, to which the purchase and holding of Company Shares will constitute a non-exempt
prohibited transaction under ERISA, Section 4975 of the Code, and under any laws that are substantively similar to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code (collectively, “Similar Laws”).
The U.S. Department of Labor has promulgated Regulation
Section 2510.3-101,
as modified by Section 3(42) of ERISA (the “Plan Assets Regulation”) describing what constitutes the assets of a Plan with respect to the Plan’s investment in an entity for purposes of ERISA’s fiduciary provisions and Section 4975 of the Code. Under the Plan Assets Regulation, subject to certain exceptions, when a Benefit Plan Investor invests in an “equity interest” of an entity that is neither a “publicly-offered security” (within the meaning of the Plan Assets Regulation) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the entity’s underlying assets, unless it is established that the entity is an “operating company” or that equity participation in the entity by Benefit Plan Investors is not “significant.” Under the Plan Assets Regulation, equity participation in an entity by Benefit Plan Investors is “significant” on any date if 25% or more of the total value of any class of equity interests in the entity is held by Benefit Plan Investors (the “25% Test”). The term “Benefit Plan Investor” is defined in the Plan Assets Regulation to include (a) any employee benefit plan (as defined in section 3(3) of ERISA) subject to Part 4 of Subtitle B of Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code, or (c) any entity whose underlying assets are deemed for purposes of ERISA to include “plan assets” by reason of such plan’s investment in the entity or otherwise. For purposes of the 25% Test, the value of any class of equity interests in the entity that is held by a person (other than a Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee (direct or indirect) with respect to such entity’s assets (or any affiliate of such a person) (each such person, a “Controlling Person”) is disregarded. In addition, an entity in which Benefit Plan Investors exceed the 25% Test is considered for various purposes to hold “plan assets” only to the extent of the percentage of its equity interests that are held by Benefit Plan Investors. Whether an entity has different classes of equity interests for purposes of the 25% Test is based on all facts and circumstances, and the Department of Labor has not provided definitive guidance.
The Plan Assets Regulation defines the term “publicly-offered security” as a security that is “widely-held,” “freely transferrable” and either part of a class of securities registered under the Exchange Act or sold pursuant to an effective registration statement under the 1933 Act if the securities are registered under the Exchange Act within 120 days after the end of the fiscal year of the issuer during which the public offering occurred. A security is considered “widely held” only if it is part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another. A security will not fail to be “widely held” because the number of independent investors falls below 100 subsequent to the initial public offering as a result of events beyond the issuer’s control. The Plan Assets Regulation provides that whether a security is “freely transferable” is a factual

1
50

question to be determined on the basis of all relevant facts and circumstances. It is noted that the Plan Assets Regulation only establishes a presumption in favor of the finding of free transferability where the restrictions are consistent with the particular types of restrictions listed in the Plan Assets Regulation.
Company Shares should be considered a security issued by an investment company registered under the 1940 Act, and thus the assets of the Company are not anticipated to constitute “plan assets.” However,
K-FIT
Class I Shares are not currently a security issued by an investment company registered under the 1940 Act or a “publicly offered-security” and thus, until such time as each class of equity interests in
K-FIT
is considered a “publicly-offered security” for purposes of ERISA, we will endeavor to limit investment in
K-FIT
Class I Shares such that Benefit Plan Investors in the aggregate hold (directly or indirectly through the Company) less than 25% of the value of each class of equity interests in
K-FIT,
based on assurances provided by investors, as determined in accordance with the Plan Assets Regulation.
We may require any person proposing to acquire interests in the Company and
K-FIT
to represent whether they are, or are not and will not be, a Benefit Plan Investor or Controlling Person and we will have broad power to take any actions we deem reasonably necessary to prevent the assets of
K-FIT
from being considered, or being at a material risk of being considered “plan assets,” which actions may include (a) excluding any shareholder or potential shareholder from purchasing any class of
K-FIT
Class I Shares or limit or reduce the size of new or existing investments by such shareholder or potential shareholders in, the Company; (b) prohibit any redemption of any class of
K-FIT
Class I Shares; and (c) redeem some or all
K-FIT
Class I Shares held by any holder if, and to the extent that, the
K-FIT
Board determines that there is a substantial likelihood that such holder’s purchase, ownership or redemption of
K-FIT
Class I Shares would result in our assets to be characterized as “plan assets.” We currently intend that
K-FIT
Class I Shares will in the future qualify as a “publicly-offered security” for purposes of ERISA. After such time as all classes of
K-FIT
Class I Shares constitute “publicly offered securities” for purposes of ERISA, it is not expected that the assets of
K-FIT
would be considered to be plan assets, regardless of the level of investment by Benefit Plan Investors. In addition, it is possible that notwithstanding the foregoing,
K-FIT
or the Company may be considered “parties in interest” or “disqualified persons” with respect to any Benefit Plan Investor and each Benefit Plan Investor will be required to represent that its purchase and holding of any interest in the Company (or
K-FIT)
does not and will not result in a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. Finally, while it is expected that Company Shares should be considered a security issued by an investment company registered under the 1940 Act, and thus the assets of the Company are not anticipated to constitute “plan assets,” the Company will be required to invest all of its investible assets in
K-FIT,
except for de minimis investments in cash for cash management purposes, and the Adviser will not otherwise be permitted to make any other investments on the Company’s behalf.
We reserve the right to permit Benefit Plan Investors to hold 25% or more of the total value of any class of Company Shares so long as such ownership does not cause the 25% Text to be exceeded with respect to
K-FIT.
If, notwithstanding the Adviser’s attempts to limit investment by Benefit Plan Investors, the assets of
K-FIT
were deemed to be “plan assets,” the obligations and other responsibilities of Plan sponsors, Plan fiduciaries and Plan administrators, and of parties in interest and disqualified persons, under Parts 1 and 4 of Subtitle B of Title I of ERISA and Section 4975 of the Code, as applicable, may be expanded, and there may be an increase in their liability under these and other provisions of ERISA and the Code (except to the extent (if any) that a favorable statutory or administrative exemption or exception applies); in addition, various providers of fiduciary or other services to the entity, and any other parties with authority or control with respect to the entity, could be deemed to be Plan fiduciaries or otherwise parties in interest or disqualified persons by virtue of their provision of such services (and there could be an improper delegation of authority to such providers). Each investor that is or may become a Plan is responsible for determining the extent, if any, to which the purchase and holding of Company Shares will constitute a non-exempt
prohibited transaction under ERISA or Section 4975 of the Code, and otherwise for determining compliance with ERISA and Section 4975 of the Code.

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1

This summary does not include a discussion of any laws that may apply to employee benefit plans that are not subject to ERISA or Section 4975 of the Code. Such plans (and entities in which they invest, as applicable) should consult their own professional advisors about any laws applicable thereto.
THE PRECEDING DISCUSSION IS ONLY A SUMMARY OF CERTAIN IMPLICATIONS UNDER ERISA AND SECTION 4975 OF THE CODE OF AN INVESTMENT IN THE SECURITIES AND DOES NOT PURPORT TO BE COMPLETE. PROSPECTIVE INVESTORS SHOULD CONSULT WITH THEIR OWN LEGAL, TAX, FINANCIAL AND OTHER ADVISORS PRIOR TO INVESTING TO REVIEW THESE IMPLICATIONS IN LIGHT OF SUCH INVESTOR’S PARTICULAR CIRCUMSTANCES.

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2

CERTAIN BDC REGULATORY CONSIDERATIONS
Unless context suggests otherwise, the use in this Memorandum of the terms “K-FIT,” “we,” “us” or “our” refer to K-FIT. The Company will invest substantially all of its assets in K-FIT, as discussed below.
K-FIT
is a separate
non-diversified,
closed-end
management investment company that has elected to be regulated as a BDC under the 1940 Act. A BDC must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements.
The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.
Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “Qualifying Assets,” unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company’s total assets. The principal categories of Qualifying Assets relevant to
K-FIT’s
business are any of the following:

(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio
Company” is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)
is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

(i)	does not have any class of securities that is traded on a national securities exchange;

(ii)	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii)	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or

(iv)	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)	Securities of any Eligible Portfolio Company controlled by K-FIT.

(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)
Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and
K-FIT
already owns 60% of the outstanding equity of the Eligible Portfolio Company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

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3

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.
Significant Managerial Assistance
A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its trustees, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.
Temporary Investments
Pending investment in other types of Qualifying Assets, as described above,
K-FIT’s
investments can consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of
K-FIT’s
assets would be Qualifying Assets.
Warrants
Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares that it may have outstanding at any time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.
Leverage and Senior Securities; Coverage Ratio
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to the
K-FIT
Class I Shares if
K-FIT’s
asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance.
K-FIT’s
initial shareholders approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act, and such election became effective on the first day immediately after the date of such approval. Under the 1940 Act, any preferred shares
K-FIT
issues, including the
K-FIT
Series A Preferred Shares, will constitute a “senior security” for purposes of the 150% asset coverage test. In addition, while any senior securities remain outstanding,
K-FIT
will be required to make provisions to prohibit any dividend distribution to its shareholders, including the Company, or the repurchase of such securities or shares unless
K-FIT
meets the applicable asset coverage ratios at the time of the dividend distribution or repurchase.
K-FIT
will also be permitted to borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.
K-FIT
intends to establish one or more credit facilities and/or subscription facilities and enter into other financing arrangements to facilitate investments and the timely payment of its expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to be determined spreads over a specific reference rate.

K-FIT
cannot assure shareholders that it will be able to enter into a credit facility. Shareholders, including the Company and, indirectly, the Company’s shareholders, will indirectly bear the costs associated with any borrowings under a credit facility or otherwise. In connection with a credit facility or other borrowings, lenders may require
K-FIT
to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on
K-FIT’s
operations. In addition, from time to time,
K-FIT’s
losses on leveraged investments may result in the liquidation of other investments held by
K-FIT
and may result in additional drawdowns to repay such amounts.
Affiliated Transactions
K-FIT
may be prohibited under the 1940 Act from conducting certain transactions with its affiliates without the prior approval of a majority of
K-FIT’s
trustees who are not interested persons. The
Co-Investment
Exemptive Order permits
K-FIT,
subject to the satisfaction of certain
conditions, to co-invest in certain
privately negotiated investment transactions, including investments originated and directly negotiated by the Adviser or KKR Credit, with
K-FIT’s
co-investment affiliates.
Other
K-FIT
will be periodically examined by the SEC for compliance with the 1940 Act and be subject to the periodic reporting and related requirements of the Exchange Act.
K-FIT
is also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC,
K-FIT
is prohibited from protecting any trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
K-FIT
is also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.
K-FIT
is not permitted to change the nature of its business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of
K-FIT’s
outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.
K-FIT’s
annual reports on Form
10-K,
quarterly reports on Form
10-Q,
current reports on Form
8-K,
proxy statement and amendments to those reports will be available to the public, free of charge, on the SEC’s public EDGAR website shortly after we file any such document electronically with, or furnish it to, the SEC.
The Adviser has filed notice with the National Futures Association (“NFA”) to claim an exclusion from the definition of commodity pool operator (“CPO”) of
K-FIT,
provided that
K-FIT
(i) continues to be regulated by the SEC as a BDC, (ii) allocates no more than specified amounts of its assets to futures contracts, certain swap contracts and certain other derivative instruments that are within the jurisdiction of the Commodity Exchange Act (collectively,
“CEA-regulated
products”), and (iii) is not marketed to the public as a commodity pool or as a vehicle for trading in
CEA-regulated
products. If
K-FIT
is unable to satisfy the conditions of the exclusion, the Adviser may become subject to the CFTC’s CPO registration requirements, and the disclosure and operations of
K-FIT
would need to comply with all applicable regulations governing commodity pools and CPOs.
If the Adviser were required to register as a CPO, it would also be required to become a member of the NFA and be subject to the NFA’s rules and bylaws. Compliance with these additional registration and regulatory requirements may increase the Adviser’s operating expenses, which, in turn, could result in
K-FIT’s
investors being charged additional fees.

PLAN OF DISTRIBUTION
Unless context suggests otherwise, the use in this Memorandum of the terms “K-FIT,” “we,” “us” or “our” refer to K-FIT. The Company will invest substantially all of its assets in K-FIT, as discussed below.
The Company Private Offering is a continuous offering of Company Shares as permitted by the federal securities laws.
The Company is offering an unlimited number of Company Shares pursuant to this Memorandum on a “best efforts” basis through the Placement Agents, KKR Capital Markets LLC and FS
Investment Solutions, LLC, which are registered broker-dealers affiliated with the Adviser. Other broker-dealers will be engaged by the Placement Agents to assist in the sale of the Company Shares on a best efforts basis. Because this is a “best efforts” offering, the Placement Agents must only use their best efforts to sell the Company Shares, which means that no underwriter, broker or other person will be obligated to purchase any Company Shares. KKR Capital Markets LLC is headquartered at 30 Hudson Yards, New York, New York 10001. FS Investment Solutions, LLC is headquartered at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
The Company Shares will be offered on a monthly basis through the Placement Agents. As discussed below, we may authorize one or more selling agents to receive orders on the Placement Agents’ behalf. Class S Shares will be offered at NAV per share (measured as of the end of the immediately preceding month), plus any applicable sales load and placement agent fees. A selling agent may establish different minimum investment requirements than us and may also independently charge investors, in lieu of the sales load, transaction fees and additional amounts (which may vary) in return for its services, which will reduce an investor’s return. Shares purchased through selling agents will normally be held in the specific investor’s account with that firm. Investors should consult with their selling agents about the sales load and any additional fees or charges their selling agents might impose on Company Shares.
The Company Shares offered pursuant to this Memorandum are not expected to be listed on any national securities exchange, and neither the Placement Agents nor the participating brokers intend to act as market-makers with respect to Company Shares. Because no public market is expected for the Company Shares, outside of the Company’s planned discretionary share repurchase program (which will coincide with
K-FIT’s
discretionary share repurchase program), Shareholders will likely have limited ability to sell their Company Shares until there is a liquidity event for the Company or for
K-FIT.
The Company Board or the
K-FIT
Board may amend or suspend the respective share repurchase program if in their reasonable judgment they deem such action to be in the Company’s or
K-FIT’s
best interest and the best interest of shareholders. As a result, Company Share repurchases may not be available each quarter.
The Company intends to sell Company Shares at an offering price that the Company believes reflects the NAV per share as determined in accordance with the Adviser’s valuation policy, plus any applicable sales load and placement agent fees. The Company Board has approved the Adviser’s valuation policy, is responsible for overseeing its application and has designated the Adviser as the Company’s valuation designee under Rule
2a-5
under the 1940 Act. Similarly, the
K-FIT
Board has approved the Adviser’s valuation policy, is responsible for overseeing its application and has designated the Adviser as
K-FIT’s
valuation designee under Rule
2a-5
under the 1940 Act.
Each issuance of Company Shares will be subject to the limitations of Section 23(b) under the 1940 Act, which generally prohibits the Company from issuing Company Shares at a price below the then-current NAV of the Company Shares as determined within 48 hours, excluding Sundays and holidays, of such issuance (taking into account any investment valuation adjustments from the latest quarterly valuation date in accordance with the Adviser’s valuation policy), subject to certain exceptions. The Company reserves the right, in its sole discretion and at any time, to sell Company Shares to investors subscribing after the initial closing date of the Company Private Offering at a price set above the NAV per share based on a variety of factors in order to fairly allocate initial offering, organizational and other expenses to such investors.
The minimum initial investment in Company Shares offered hereby is $2,500, after which additional investments must be in increments of $500. The minimum subsequent investment amount does not apply to purchases made under any distribution reinvestment plan. In addition, the Placement Agents, which are affiliates of the Adviser, may elect to accept smaller investments in their discretion.
Unlike Company Shares,
K-FIT
Class I Shares are not subject to a separate upfront sales load or placement agent fees. In addition, pursuant to the Rule
12b-1
Fee Waiver Agreement between
K-FIT
and each of the Placement Agents, the Placement Agents have agreed to waive the Servicing Fees for
K-FIT
Class I Shares in full during the term of the Rule
12b-1
Fee Waiver Agreement, and any such waived fees will not be subject to recoupment by the Placement Agents or any other person during or following the term of the Rule
12b-1
Fee Waiver Agreement. The Rule
12b-1
Fee Waiver Agreement will remain in effect until terminated by vote of the
K-FIT
Board, including the vote of a majority of the
K-FIT
Independent Trustees.
Sales Compensation
The Company and
K-FIT
have entered into Placement Agent Agreements with each of the Placement Agents, pursuant to which the Placement Agents will agree to, among other things, manage the Company’s and
K-FIT’s
relationships, respectively, with third-party brokers engaged by the Placement Agents to participate in the distribution of shares of each of the Company and
K-FIT,
which the Company and
K-FIT
refer to as “participating brokers,” and financial advisors. The Placement Agents also coordinate our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the offering, our investment strategies, material aspects of our operations and subscription procedures.
Each of the Boards, including a majority of the Company Independent Trustees and
K-FIT
Independent Trustees, respectively, has reviewed and approved the Placement Agent Agreements in accordance with Section 15(c) of the 1940 Act, and will annually review the Placement Agent Agreements and Servicing Fees to determine that the provisions of the Placement Agent Agreements are carried out satisfactorily and to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided and that there is a reasonable likelihood that the continuation of the plan for the Servicing Fees will benefit the Company and its Shareholders and
K-FIT
and its shareholders, respectively. Each of the Boards assesses the reasonableness of such fees based on the breadth, depth and quality of the distribution services to be provided to the Company and
K-FIT,
respectively, and review other information relating to the Placement Agents, such as their relationships with financial intermediaries and the adequacy of their compliance program.
Upfront Sales Load/Potential Placement Agent Fee
Class S Shares may be subject to a sales load of up to 3.0%, or may also forego a sales load in lieu of a brokerage commission imposed by a selling agent. Class S Shares may also be subject to a placement agent fee of 0.50%, and up to 1.5%, provided that the sum of the sales load and placement agent fee will not exceed 3.5% of the offering price. Investors should consult with their selling agents about the sales load and any additional fees or charges their selling agents might impose.
Shareholder Servicing and/or Distribution Fees
The following table shows the Servicing Fees the Company pays the Placement Agents with respect to the Class S Shares on an annualized basis as a percentage of the NAV for such class. The Servicing Fees will be paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month.

Shareholder Servicing and/or Distribution Fee as a % of NAV
Class S Shares	0.85%

The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of Servicing Fees charged. The Servicing Fees will be payable to the Placement Agents, but the Placement Agents anticipate that all or a portion of the Servicing Fees will be retained by, or reallowed (paid) to, eligible participating brokers and servicing broker-dealers for ongoing services performed by such broker-dealers. All or a portion of the Servicing Fees may be used to pay for sub-transfer
agency,
sub-accounting
and certain other administrative services that are not required to be paid pursuant to the shareholder servicing and/or distribution fees under applicable FINRA rules. The Company also may pay for these sub-transfer
agency,
sub-accounting
and certain other administrative services outside of the Servicing Fees and its Distribution and Servicing Plan, including but not limited to, expenses associated with advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature, each as may be determined to be in the best interests of the Company. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. The Company will also pay or reimburse certain organizational and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses.
Eligibility to receive the Servicing Fees is conditioned on a broker providing the following ongoing services with respect to the Class S Shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the Servicing Fee due to failure to provide these services, the Placement Agents will waive the Servicing Fee that the broker would have otherwise been eligible to receive. The Servicing Fees are ongoing fees that are not paid at the time of purchase.
Other Compensation
The Company,
K-FIT
or the Adviser may also pay directly, or reimburse the Placement Agents if the Placement Agents pay on our behalf, any organizational and offering expenses (other than any upfront selling commissions and shareholder servicing and/or distribution fees).
In addition, the Adviser may pay additional compensation, out of its own funds and not as an additional charge to
K-FIT
or the Company, or investors, to selected brokers, dealers or other financial intermediaries, including affiliated broker dealers, for the purpose of introducing a selling agent to
K-FIT
or the Company and/or promoting the recommendation of an investment in the
K-FIT
Class I Shares or the Company Shares. Such payments made by the Adviser may be based on the aggregate purchase price of investors in
K-FIT
or the Company as determined by the Adviser. The amount of these payments is determined from time to time by the Adviser and may be substantial.
Term of the Placement Agent Agreements
Any party to the relevant Placement Agent Agreement will have the right to terminate the agreement on not less than 60 days’ written notice or immediately upon notice to the other party in the event that such other party has failed to comply with any material provision of the Placement Agent Agreement. Each Placement Agent Agreement also may be terminated at any time with respect to any class of Common Shares without the payment of any penalty, by vote of a majority of the Company Independent Trustees who have no direct or indirect financial interest in the operation of the Company’s Distribution and Servicing Plan or any agreements entered into in connection with the Company’s Distribution and Servicing Plan (including the relevant Placement Agent Agreement), or by vote a majority of the outstanding voting securities of the relevant class of Common Shares, on not less than 60 days’ written notice to the Placement Agent. Each Placement Agent Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Upon termination of a Placement Agent Agreement, (a) the Company will be obligated to pay to the relevant Placement Agent all earned but unpaid compensation and reimbursement for all incurred, accountable compensation to which such Placement Agent is or becomes entitled pursuant to the requirements of that Placement Agent Agreement at such times as such amounts become payable pursuant to the terms of such Placement Agent Agreement, offset by any losses suffered by the Company or any officer or trustee of the Company arising from the relevant Placement Agent’s breach of the Placement Agent Agreement or an action that would otherwise give rise to an indemnification claim against the relevant Placement Agent under the Placement Agent Agreement, and (b) the Placement Agent will be obligated to promptly deliver to the Company all records and documents in its possession that relate to the offering and sale of Company Shares, other than as required by law to be retained by the Placement Agent.
Indemnification
To the extent permitted by law and the Declaration of Trust, the Company will indemnify the participating brokers and the Placement Agents against some civil liabilities, including certain liabilities under the 1933 Act, and liabilities arising from an untrue statement of material fact contained in, or omission to state a material fact in, this Memorandum or approved sales literature.
Share Distribution Channels
The Company expects our Placement Agents to use multiple distribution channels to sell Company Shares. These channels may charge different brokerage fees for purchases of Company Shares. The Placement Agents are expected to engage participating brokers in connection with the sale of the Company Shares in accordance with Placement Agent Agreements.

DISTRIBUTIONS
Unless context suggests otherwise, the use in this Memorandum of the terms “K-FIT,” “we,” “us” or “our” refer to K-FIT. The Company will invest substantially all of its assets in K-FIT, as discussed below.
To the extent that the Company has taxable income available, it is the Company’s intention to distribute to Shareholders (by way of dividend) promptly upon receipt of any amounts distributed to the Company by
K-FIT.
Distributions will be distributed to Shareholders upon declaration and authorization by the Company Board pro rata
to each Shareholder’s holding of Company Shares, subject to maintenance of reserves. The Company is entitled to withhold from any distribution to be made to a Shareholder amounts necessary to create, in the Company Board’s discretion (in consultation with the Adviser), appropriate reserves for expenses and liabilities of the Company and such Shareholder, including, but not limited to, amounts in respect of Company expenses and withholding or other taxes, and other expenses attributable to such Shareholder.
To the extent that
K-FIT
has taxable income available,
K-FIT
intends to make distributions to holders of its
K-FIT
Class I Shares and the
K-FIT
Series A Preferred Shares.
K-FIT
intends to make monthly distributions to holders of its
K-FIT
Class I Shares commencing with the quarter ending September 30, 2023, and such distributions are recorded on the record date. All such distributions will be paid at the discretion of the
K-FIT
Board and will depend on our earnings, financial condition, maintenance of our tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as the
K-FIT
Board may deem relevant from time to time. As a result, our distribution rates and payment frequency may vary from time to time.
The
K-FIT
Board’s discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make minimum annual distributions to our shareholders of at least 90% of our investment company taxable income (in the current or following taxable year pursuant to the applicable rules in the Code).
There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings, return of capital or proceeds of the
K-FIT
Private Offering will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the
K-FIT
Private Offering.
From time to time,
K-FIT
may also pay special interim distributions in the form of cash or
K-FIT
Class I Shares at the discretion of the
K-FIT
Board.
We have not established limits on the amount of funds we may use from any available sources to make distributions. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. The Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Management and Incentive Fees.”
Consistent with the Code, shareholders will be notified of the source of our distributions. Our distributions may exceed our earnings and profits, especially during the period before we have substantially invested the proceeds from the
K-FIT
Private Offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any capital loss) on the sale of shares.
For a period of time following commencement of the
K-FIT
Private Offering, which time period may be significant, we expect substantial portions of our distributions may be funded indirectly through the reimbursement of certain expenses by the Adviser and its affiliates, including through the waiver of certain investment advisory fees by the Adviser, that are subject to conditional reimbursement by
K-FIT
within three years. Any such distributions funded through expense reimbursements or waivers of advisory fees are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Adviser or its affiliates continues to advance such expenses or waive such fees. Our future reimbursement of amounts advanced or waived by the Adviser and its affiliates will reduce the distributions that you would otherwise receive in the future. Other than as set forth in this Memorandum, the Adviser and its affiliates have no obligation to advance expenses or waive advisory fees.
When issuing senior securities, we may be prohibited from making distributions if doing so causes us to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowing arrangements.
Distribution Reinvestment Plan
K-FIT
has adopted a distribution reinvestment plan whereby holders of
K-FIT
Class I Shares (other than clients of certain participating brokers that do not permit automatic enrollment in
K-FIT’s
distribution reinvestment plan) will have their cash distributions automatically reinvested in additional
K-FIT
Class I Shares unless they elect to receive their distributions in cash.
Similar to
K-FIT
(as described below), the Company has adopted a distribution reinvestment plan, pursuant to which it will reinvest all cash dividends declared by the Company Board on behalf of holders of Company Shares who do not elect to receive their dividends in cash. As a result, if the Company Board authorizes, and the Company declares, a cash dividend or other distribution, then the holders of Company Shares who have not opted out of the Company’s distribution reinvestment plan will have their cash distributions automatically reinvested in additional Company Shares, rather than receiving the cash dividend or other distribution. Distributions on fractional Company Shares will be credited to each participating shareholder’s account to three decimal places. Clients of certain participating brokers that do not permit automatic enrollment in the Company’s distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Company Shares.
No action is required on the part of a registered holder of Company Shares to have his, her or its cash dividend or other distribution reinvested in Company Shares. Shareholders can elect to “opt out” of the Company’s distribution reinvestment plan in their subscription agreements (other than clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan).
If any Shareholder initially elects not to participate, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Company or SS&C Technologies, Inc. (the “Plan Administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization if received in a timely fashion under the distribution reinvestment plan.
A Shareholder may elect to receive distributions in cash or terminate his, her or its account under the distribution reinvestment plan by so notifying the Plan Administrator in writing no later than 10 calendar days prior to the record date for an applicable distribution; otherwise, such election or termination shall be effective only with respect to any subsequent distributions. If a participant elects to tender its Company Shares in full in connection with any tender offer by the Company, any Company Shares issued to the participant under the distribution reinvestment plan subsequent to the expiration of the relevant tender offer will be considered part of the participant’s prior tender, and the participant’s participation in the distribution reinvestment plan will be terminated as of the valuation date of the applicable tender offer. Any distributions to be paid to such Shareholder on or after such date will be paid in cash on the scheduled distribution payment date.
If you elect to opt out of the Company’s distribution reinvestment plan in accordance with its terms, you will receive any distributions the Company declares in cash. The Company will pay the Plan Administrator fees under the distribution reinvestment plan. If your shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.
Any purchases of the Company Shares pursuant to our distribution reinvestment plan are dependent on the continued availability of an exemption from registration under federal securities in the recipient’s home jurisdiction.
The purchase price for shares purchased under the distribution reinvestment plan will be equal to the most recent NAV per share for such shares at the time the distribution is payable. Neither
K-FIT
shareholders nor Company shareholders will pay upfront selling commissions when purchasing shares under the relevant distribution reinvestment plan; however, all Class S Shares, including those purchased under the distribution reinvestment plan, will be subject to ongoing shareholder servicing and/or distribution fees.

INVESTMENT RESTRICTIONS
The Company may:

(1)
Borrow money, make loans or issue senior securities to the fullest extent permitted by applicable law, including the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

(2)
Invest no more than 25% of their total assets in a particular industry or group of industries. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not considered to represent an industry.

(3)
Underwrite securities to the fullest extent permitted applicable law, including the 1933 Act and the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statutes, rules, regulations or orders may be amended from time to time.

(4)
Not purchase or sell real estate, except that the Company may: (a) acquire or lease office space for its own use, (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities and/or other instruments that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities and/or other instruments, and (e) hold and sell real estate acquired by the Company as a result of the ownership of securities and/or other instruments.

(5)
Purchase or sell commodities, commodities contracts, futures contracts and related options, options or forward contracts to the fullest extent permitted by applicable law, including the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

The fundamental investment limitations set forth above restrict the ability of the Company to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of Shareholders will be required or sought.
Fundamental Investment Restriction (1)
Under the 1940 Act, the Company may only borrow up to
one-third
of the value of its total assets less liabilities (other than liabilities representing senior securities).
The 1940 Act also restricts the ability of any
closed-end
fund to lend. Under the 1940 Act, the Company may only make loans if expressly permitted to do so by its investment policies, and the Company may not make loans to persons who control or are under common control with the Company. Thus, the 1940 Act effectively prohibits the Company from making loans to certain persons when conflicts of interest or undue influence are most likely present. However, the Company may make other loans which, if made, would expose Shareholders to additional risks, such as the failure of the other party to repay the loan. The Company retains the flexibility to make loans to the extent permitted by its investment policies, other than loans of securities, which will be limited to 33 1/3% of the total assets of the Company.
The ability of a
closed-end
fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued.
K-FIT
or the Company, as applicable, must comply with the provisions of Rule
18f-4
when utilizing portfolio management techniques involving certain senior securities, such as reverse repurchase agreements, credit default swaps, futures contracts, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities. For more information on Rule
18f-4,
see “Risk Factors – Risks Related to
K-FIT’s
Use of Debt Financing” above.
While the Company may borrow money, make loans or issue senior securities pursuant to the Fundamental Investment Restrictions, it does not anticipate undertaking such activities.
K-FIT
is anticipated to employ leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the maximum amount permitted by the 1940 Act. The Company will invest substantially all of its assets in
K-FIT.
See “Summary of Terms” and “Risk Factors” elsewhere in this Memorandum for a further discussion of the use of leverage that is anticipated with respect to
K-FIT.
Fundamental Investment Restriction (2)
If the Company were to invest 25% or more of its total assets in a particular industry or group of industries, investors would be exposed to greater risks because the performance of the Company would be largely dependent on the performance of that industry or group of industries. Notwithstanding anything herein to the contrary, nothing in Fundamental Investment Restriction (2) will prohibit the Company from investing in
K-FIT.
The Company and
K-FIT
define an industry or group of industries by reference to Standard & Poor’s GICS codes for industry classifications.
Altering Investment Restrictions
The restrictions listed above are fundamental policies of the Company. Except as described herein, the Company, as a fundamental policy, may not alter these policies without the approval of the holders of a majority of the outstanding Company Shares. For purposes of the foregoing, “a majority of the outstanding Company Shares” means (i) 67% or more of such Company Shares present at a meeting, if the Shareholders of more than 50% of such Company Shares are present or represented by proxy, or (ii) more than 50% of such Company Shares, whichever is less.
Unless otherwise indicated, all limitations applicable to the investments (as stated above and elsewhere in this Memorandum) of the Company apply only at the time a transaction is entered into. Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis.

MANAGEMENT OF THE COMPANY AND
K-FIT
Pursuant to the Declaration of Trust and the Company’s bylaws, the Company’s business and affairs are managed under the direction of the Company Board, which has overall responsibility for monitoring and overseeing the Company’s investment program and its management and operations. The officers of the Company conduct and supervise the Company’s daily business operations. The same individuals who compose the
K-FIT
Board also serve on the Company Board and the executive officers for the Company and
K-FIT
are identical Additionally, the board leadership structure and committee structure for the Company and
K-FIT
are substantially similar.
Company Board Leadership Structure
The Company’s business and affairs are managed under the direction of the Company Board. Among other things, the Company Board sets broad policies for the Company and approves the appointment of the Company’s investment adviser, administrator and officers. The role of the Company Board, and of any individual trustee, is one of oversight and not of management of the Company’s day-to-day
affairs.
Under the Declaration of Trust and the Company’s bylaws, the Company Board may designate one of the trustees as chair to preside over meetings of the Company Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Company Board. The Company Board has appointed Michael C. Forman, who is the chief executive officer of the Company and
K-FIT
and an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Company, to serve in the role of chairperson of the Company Board. The chairperson’s role is to preside at all meetings of the Company Board and to act as a liaison with the Adviser, counsel and other trustees generally between meetings. The Company Board believes that Mr. Forman, as chief executive officer of the Company and
K-FIT,
is the trustee with the most knowledge of the Company’s and
K-FIT’s
business strategy and is best situated to serve as chairperson of the Company Board. The Company is aware of the potential conflicts that may arise when a non-independent
trustee is chairperson of a board of trustees, but believe these potential conflicts are offset by the Company’s strong corporate governance policies, which include regular meetings of the Company Independent Trustees in executive session without the presence of interested trustees and management, the establishment of three standing committees comprised solely of Company Independent Trustees and the appointment of a chief compliance officer, with whom the Company Independent Trustees meet regularly without the presence of interested and other members of management, for administering the Company’s compliance policies and procedures.
While the Company currently does not have a policy mandating a Lead Independent Trustee, the Company Board believes that having a Company Independent Trustee fill the lead trustee role is appropriate. Michael J. Hagan has been appointed to serve as Lead Independent Trustee. The Lead Independent Trustee, among other things, works with the chairperson of the Company Board in the preparation of the agenda for each Company Board meeting and in determining the need for meetings of the Company Board, chairs any meeting of the Company Independent Trustees in executive session, facilitates communications between other members of the Company Board and the chairperson of the Company Board and/or the chief executive officer and otherwise consults with the chairperson of the Company Board and/or the chief executive officer on matters relating to corporate governance and performance of the Company Board.
The Company Board intends to review matters related to its leadership structure annually. The Company Board has determined that its leadership structure is appropriate because it allows the Company Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of trustees and the full board in a manner that enhances effective oversight.
The Company Board believes that its leadership structure is the optimal structure for the Company at this time. The Company Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Company.

Company Board Role in Risk Oversight
Through its direct oversight role, and indirectly through its committees, the Company Board performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special Company Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the Company’s performance and operations; (2) reviewing and approving, as applicable, the Company’s compliance policies and procedures; (3) meeting with members of the Adviser’s portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of key service providers, including the Company’s investment adviser and the Company’s administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss the Company’s activities and to provide direction with respect thereto; and (5) engaging the services of the Company’s chief compliance officer to test the Company’s compliance procedures and the Company’s service providers. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Company and its service providers.

Trustees
Information regarding the members of the Company Board is set forth below. The Company Board has been divided into two groups—interested trustees and Company Independent Trustees. The address for each Company Board trustee is c/o KKR FS Income Trust Select, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name	Age	Position	Length of Time Served	Number of Portfolio Companies in Fund Complex Overseen by Trustee (1)	Other Public Directorships Held by Trustee During the Past Five Years
Independent Trustees
Barbara Adams	71	Trustee	Since 2023	3	Federal Home Loan Bank of Pittsburgh; FSK; K-FIT
Jerel A. Hopkins	51	Trustee	Since 2023	3	FSK; K-FIT
Michael J. Hagan	60	Lead Independent Trustee	Since 2023	3	Actua Corporation; Nutrisystem, Inc.; FSK; K-FIT
Jeffrey K. Harrow	66	Trustee	Since 2023	3	FSK; K-FIT
James H. Kropp	74	Trustee	Since 2023	3	American Homes 4 Rent; PS Business Parks, Inc.; FSK; KKR Real Estate Select Trust; K-FIT
Elizabeth J. Sandler	52	Trustee	Since 2023	3	FSK; K-FIT
Brian R. Ford	74	Trustee	Since 2023	3	Clearway Energy, Inc.; AmeriGas Propane, Inc.; FS Energy Total Return Fund; FS Credit Income Fund; FS Multi-Alternative Income Fund; FSK; K-FIT
Richard I. Goldstein	62	Trustee	Since 2023	3	FS Energy and Power Fund; FSK; K-FIT
Osagie Imasogie	62	Trustee	Since 2023	3	FSK; K-FIT

Interested Trustees
Michael C. Forman	62	Chairperson and Chief Executive Officer	Since 2023	3	FSK; FS Energy and Power Fund; FS Credit Opportunities Corp.; FS Credit Real Estate Income Trust; FS Credit Income Fund; FS Heitman Next Cities Real Estate Income Trust, Inc.; K-FIT
Daniel Pietrzak	48	Trustee, Co-President, Chief Investment Officer	Since 2023	3	FSK; K-FIT; Pepper Group Limited

(1)	The “Fund Complex” consists of the Company, K-FIT and FSK.
Effective upon and following the occurrence of the earlier of (a) a listing of the Company Shares on a national securities exchange, if any, and (b) the date of notice of the Company’s first annual meeting of shareholders, the Company Board will be divided into three classes, with the terms of one class expiring at each annual meeting of Shareholders.

Biographical Information
The following is information concerning the business experience of the Company Board. The Company Board trustees have been divided into two groups—interested trustees and Company Independent Trustees. Interested trustees are “interested persons” as defined in the 1940 Act.
Company Interested Trustees
Michael C. Forman
is the Company’s chairman and chief executive officer. He is also chairman and chief executive officer of
K-FIT,
FSK and FS Investments and has been leading FS Investments since its founding in 2007. He has served as the chairman and chief executive officer of the Adviser since its inception. Mr. Forman also previously served as chairman, president and/or chief executive officer of FS KKR Capital Corp. II (“FSKR”) until its merger with FSK in June 2021 (the “Merger”). He currently serves as chairman, president and/or chief executive officer of other funds sponsored by FS Investments and its affiliates. Prior to founding FS Investments, Mr. Forman founded a private equity and real estate investment firm. He started his career as an attorney in the Corporate and Securities Department at the Philadelphia based law firm of Klehr Harrison Harvey Branzburg LLP. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman is a member of a number of civic and charitable boards, including The Philadelphia Equity Alliance, Drexel University and the Philadelphia Center City District Foundation. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.
Daniel Pietrzak
is the Company’s
co-president
and chief investment officer. He is also
K-FIT’s
co-president
and chief investment officer. He has served as chief investment officer of FSK since April 2018 and as FSK’s co-president since
October 2019 and also previously served as
the co-president and
chief investment officer of FSKR until the Merger. Mr. Pietrzak joined KKR Credit in 2016 and is a Member of KKR Credit and the Co-Head of
Private Credit. Mr. Pietrzak is a portfolio manager for KKR Credit’s private credit funds and portfolios and a member of the Global Private Credit Investment Committee, Europe Direct Lending Investment Committee and KKR Credit Portfolio Management Committee. Prior to joining KKR Credit, Mr. Pietrzak was a Managing Director and the Co-Head of
Deutsche Bank’s Structured Finance business across the Americas and Europe. Previously, Mr. Pietrzak was based in New York and held various roles in the structured finance and credit businesses of Société Générale and CIBC World Markets. Mr. Pietrzak started his career at PricewaterhouseCoopers in New York. Mr. Pietrzak holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Lehigh University.
Company Independent Trustees
Barbara Adams
has served on the board of directors for FSK since 2018 and on the
K-FIT
Board since 2022. She also served as the executive vice president—legal affairs and general counsel of the Philadelphia Housing Authority from August 2011 to April 2016, and as a trustee of each of the Philadelphia Housing Authority Retirement Income Trust and the Philadelphia Housing Authority Defined Contribution Pension Plan from November 2011 to April 2016. She served as the general counsel of the Commonwealth of Pennsylvania (the “Commonwealth”), from 2005 until January 2011. As general counsel to the Commonwealth, Ms. Adams led a staff of more than 500 lawyers in representing then Pennsylvania Governor Edward G. Rendell and more than 30 executive and independent agencies and commissions in litigation, transactions, regulatory, legislative and criminal justice matters. Prior to her appointment as general counsel to the Commonwealth, Ms. Adams was a partner at the law firm of Duane Morris LLP in Philadelphia, focusing her practice on taxable and tax-exempt
public finance, affordable housing development matters, state and local government law, energy law and campaign finance law. Ms. Adams currently serves on the board of directors of the Federal Home Loan Bank of Pittsburgh, its audit committee, and is Vice-Chair of its affordable housing, products and services committee. Ms. Adams is a charter member of the Forum on Affordable Housing and Community Development

Law of the American Bar Association, a former member of the National Association of Bond Lawyers, a member of the Pennsylvania Association of Bond Lawyers and of the American, Pennsylvania and Philadelphia Bar Associations. She also currently serves as an executive committee member and co-vice chair
of the board of directors of the Committee of Seventy. Ms. Adams is a past member of the board and secretary of Philadelphia Neighborhood Enterprise, a nonprofit corporation affiliated with The Enterprise Foundation, a past member of the board and treasurer of the Reading Terminal Market, and a past member of the respective boards of the Pennsylvania Association of Bond Lawyers, the Philadelphia Association of Community Development Corporations and the People’s Emergency Center in Philadelphia. Ms. Adams has served on a number of other charitable and public organizations, including a term as commissioner of the Philadelphia Gas Commission, as an advisory board member on the Homeless Advocacy Project of the Philadelphia Bar Association, as a commissioner and secretary of the Independent Charter Commission of the City of Philadelphia and as an advisory board member of The Nuclear World Project. Ms. Adams previously served on the housing policy committees of the respective transition teams of both then Pennsylvania Governor-elect Edward G. Rendell (served as
Co-Chair)
and then Pennsylvania Governor-elect Tom Wolf. Ms. Adams was also a member of the board of directors of FSKR until the Merger. Ms. Adams is a graduate of Temple University School of Law and a graduate of Smith College. Ms. Adams is NACD (National Association of Corporate Directors) Directorship Certified
™
. The NACD Directorship Certification
®
 program equips directors with the foundation of knowledge sought by boards to effectively contribute in the boardroom. NACD Directorship Certified directors pass a foundational exam developed by experienced directors and, via continuing recertification requirements, commit to continuing education on governance and emerging issues impacting the businesses they serve in order to elevate the profession of directorship.
Jerel A. Hopkins
has served on the board of directors for FSK since 2018 and on the
K-FIT
Board since 2022. He currently serves as General Counsel and Corporate Secretary of Hershey Trust Company. Prior to joining Hershey Trust Company, he served as a managing director and associate general counsel of Delaware Management Holdings, Inc., a diversified asset management firm and an affiliate of Macquarie, from November 2004 until 2023. Mr. Hopkins also previously served as an attorney in the corporate and securities department of the law firm Klehr Harrison from January 2000 to November 2004. Mr. Hopkins served as counsel in the division of enforcement and litigation of the Pennsylvania Securities Commission from August 1997 to December 1999 and as lead counsel of the internet fraud unit from January 1999 to December 1999. In addition, Mr. Hopkins served as special counsel on behalf of the Pennsylvania Securities Commission to the North American Securities Administrators Association, Inc. from January 1999 to December 1999. Mr. Hopkins has also served on the board of trustees of the Philadelphia College of Osteopathic Medicine since February 2012. Mr. Hopkins was also a member of the board of directors of FSKR until the Merger. Mr. Hopkins received his B.S. from the Wharton School of the University of Pennsylvania and his J.D. from Villanova University School of Law.
Michael J. Hagan
has served on the board of directors for FSK since 2011 and on the
K-FIT
Board since 2022. He is
a co-founder of
Hawk Capital Partners, a private equity firm, where he currently serves as managing partner, and has served in such capacity since December 2014. Prior to co-founding Hawk
Capital Partners, Mr. Hagan served as the President of LifeShield, Inc. (“LifeShield”), from June 2013 to May 2014, a leading wireless home security company which was acquired by and became a division of DirecTV in 2013. He previously served as the chairman, president and chief executive officer of LifeShield from December 2009 to May 2013. Prior to his employment by LifeShield, Mr. Hagan served as chairman of NutriSystem, Inc. (“NutriSystem”), from 2002 to November 2008, as chief executive officer of NutriSystem from 2002 to May 2008 and as president of NutriSystem from July 2006 to September 2007. Prior to joining NutriSystem, Mr. Hagan was the co-founder of
Verticalnet Inc. (“Verticalnet”) and held a number of executive positions at Verticalnet since its founding in 1995, including chairman of the board from 2002 to 2005, president and chief executive officer from 2001 to 2002, executive vice president and chief operating officer from 2000 to 2001 and senior vice president prior to that time. Mr. Hagan has served on the board of directors of NutriSystem since February 2021, and from 2012 to 2019, where he presided in the role of Chairman of the board. Mr. Hagan previously served as a director of NutriSystem from 2002 to November 2008, Verticalnet from 1995 to January 2008 and Actua Corporation (formerly known as ICG Group, Inc.) from June 2007 to February 2018. Mr. Hagan also served as a member of the board of trustees of American Financial Realty Trust from 2003 to June 2007. Mr. Hagan was also a member of the board of directors of FSKR until the Merger. Mr. Hagan holds a B.S. in Accounting from Saint Joseph’s University. He is also a Certified Public Accountant (inactive).
Jeffrey K. Harrow
has served on the board of directors for FSK since 2010, has served on the
K-FIT
Board since 2022 and has been
Co-chairman
of Sparks Marketing Group, Inc. (“Sparks”) since 2001, a global brand experience agency with offices throughout the United States and international offices in Paris, France and Shanghai, China. Sparks’ clients include a number of Fortune 500 companies. Prior to joining Sparks, Mr. Harrow served as president and chief executive officer of CMPExpress.com from 1999 to 2000. Mr. Harrow created the strategy that allowed CMPExpress.com to move from a Business-to-Consumer marketplace
into
the Business-to-Business sector.
In 2000, Mr. Harrow successfully negotiated the sale of CMPExpress.com to Cyberian Outpost (NASDAQ ticker: COOL). From 1982 through 1998, Mr. Harrow was the president, chief executive officer and a director of Travel One, a national travel management company. Mr. Harrow was responsible for growing the company from a single office location to more than 100 offices in over 40 cities and to its rank as the 6th largest travel management company in the United States. Under his sales strategy, annual revenues grew from $8 million to just under $1 billion. During this time, Mr. Harrow purchased nine travel companies in strategic cities to complement Travel One’s organic growth. In 1998, Mr. Harrow and his partners sold Travel One to American Express. Mr. Harrow’s past directorships include service as a director of the Dean’s board of Advisors of The George Washington University School of Business. Mr. Harrow was also a member of the board of directors of FSKR until the Merger. Mr. Harrow is a graduate of The George Washington University School of Government and Business Administration, where he received his B.B.A. in 1979.
James H. Kropp
has served on the board of directors for FSK since 2018, has served on the
K-FIT
Board since 2022 and served as an independent director of Corporate Capital Trust, Inc. (“CCT”), from 2011 until the merger of FSK and CCT in 2018, and served as an independent trustee for Corporate Capital Trust II (“CCT II”) from 2015 until its merger with FSKR in 2019. Mr. Kropp previously served as chief investment officer of SLKW Investments LLC, LLC, a position he held from 2009 until his retirement in 2019 and was chief financial officer of Microproperties LLC from 2012 to 2019. From 1998 to 2021, Mr. Kropp was a director, chair of the Compensation committee, and a member of the Nominating/Corporate Governance committee of PS Business Parks, Inc., a public real estate investment trust whose shares were listed on the NYSE until its acquisition. Mr. Kropp became an independent trustee of NYSE-listed American Homes 4 Rent and chairman of its audit committee at its founding in November 2012. Mr. Kropp became lead independent director of KKR Real Estate Select Trust since its founding in 2021. Mr. Kropp was also a member of the board of directors of FSKR until the Merger. Mr. Kropp received a B.B.A. Finance from St. Francis College and completed the MBA/CPA preparation program from New York University. Mr. Kropp has, in the past, been licensed to serve in a variety of supervisory positions (including financial, options and compliance principal) by the National Association of Securities Dealers. He is a member of the American Institute of CPAs and a Board Leadership Fellow for the National Association of Corporate Directors.
Elizabeth Sandler
has served on the board of directors for FSK since 2019, has served on the
K-FIT
Board since 2022 and is the founder and has served as the chief executive officer of Echo Juliette, a consultant and adviser on workplace investments spanning executive coaching, employee productivity and physical space, since January 2019. Prior to founding Echo Juliette, Ms. Sandler served as managing director of The Blackstone Group and Chief Operating Officer of its Blackstone Real Estate Debt Strategies business from September 2016 to August 2018. Prior to joining The Blackstone Group, she worked at Deutsche Bank from November 2000 to August 2016, including serving at different times as a managing director and global chief operating officer of the Risk Division, Structure Finance business and Commercial Real Estate business, among other roles. Prior to joining Deutsche Bank, she worked at a number of companies in the financial services industry. Ms. Sandler was also a member of the board of directors of FSKR until the Merger. Ms. Sandler received a B.A. from Duke University and an M.B.A. from The Wharton School of the University of Pennsylvania.
Brian R. Ford
has served on the board of directors for FSK since 2018 and on the
K-FIT
Board since 2022. Mr. Ford retired as a partner of Ernst & Young LLP, a multinational professional services firm, in July 2008,

where he was employed since 1971. Mr. Ford currently also serves on the board of Clearway Energy, Inc. and AmeriGas Propane, Inc. Mr. Ford was previously the chief executive officer of Washington Philadelphia Partners, LP, a real estate investment company, from July 2008 to April 2010. He also serves on the boards of Drexel University and Drexel University College of Medicine since March 2004 and March 2009, respectively. Mr. Ford was also a member of the board of directors of FSKR until the Merger. Mr. Ford received his B.S. in Economics from Rutgers University. He is a Certified Public Accountant.
Richard I. Goldstein
has served on the board of directors for FSK since 2018, has served on the
K-FIT
Board since 2022, has served as chief operating officer of Radius Global Infrastructure Inc. (“Radius Global”) since 2020 and has previously served as a managing director of Liberty Associated Partners, LP (“LAP”) since 2000 and Associated Partners, LP (“AP”) since 2006, both investment funds that make private and public market investments in communications, media, Internet and energy companies. Prior to joining Radius Global, LAP and AP, Mr. Goldstein was vice president of The Associated Group, Inc. (“AGI”), a multi-billion dollar publicly traded owner and operator of communications-related businesses and assets. While at AGI, he assisted in establishing Teligent, Inc., of which he was a director, and was responsible for operating AGI’s cellular telephone operations. Mr. Goldstein is currently a member of the board of directors of Ubicquia LLC and has counseled many early-stage companies. Mr. Goldstein was also a member of the board of directors of FSKR until the Merger. Mr. Goldstein received a Bachelor of Science in Business and Economics from Carnegie Mellon University and received training at the Massachusetts Institute of Technology in Management Information Systems.
Osagie Imasogie
has served on the board of directors for FSK since 2018, has served on the
K-FIT
Board since 2022 and has over 30 years of experience in the field of law, finance, business management, healthcare and the pharmaceutical industry. He is a co-founder and
the senior managing partner of PIPV Capital, a private equity firm that is focused on the life sciences vertical. Prior to co-founding PIPV
Capital, Mr. Imasogie conceptualized and established GlaxoSmithKline Ventures and was its founding vice president. Mr. Imasogie has held senior commercial and R&D positions within pharmaceutical companies such as GSK, SmithKline, DuPont Merck and Endo, where he was the founding general counsel and senior vice president for corporate development. Mr. Imasogie has also been a Price Waterhouse corporate finance partner as well as a practicing attorney with a leading US law firm. Mr. Imasogie is a serial entrepreneur and investor. He was the founder and chairman of Iroko Pharmaceuticals, Ception Therapeutics Inc. and Trigenesis Therapeutics Inc. In addition, he serves on the board of a number of financial institutions such as Haverford Trust and StoneRidge Investment and is the non-executive
chairman of Quoin Capital. In addition, Mr. Imasogie is an advisor to Brown Advisory. Mr. Imasogie is a Trustee of the University of Pennsylvania and a member of the board of Advisors of the University of Pennsylvania Law School, where he is an adjunct professor of Law. Mr. Imasogie also serves on the board of the Philadelphia Orchestra and the Philadelphia Museum of Art. Mr. Imasogie was also a member of the board of directors of FSKR until the Merger. Mr. Imasogie holds post-graduate degrees from the University of Pennsylvania Law School and the London School of Economics.

Executive Officers Who are Not Trustees
Information regarding our executive officers who are not members of the Company Board, as well as the Company’s
Co-Chief
Operating Officers and Treasurer, who are not executive officers of the Company, is as follows:

Name and Age	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Brian Gerson Age: 56	Co-President	Since 2023
Brian Gerson
 has served as the
Co-President
of the Company since inception. He has also served as
the Co-President of
K-FIT
since its inception, has served as
Co-President
of FSK since October 2019 and also previously served as
the Co-President of
FSKR until the Merger. He joined FS Investments in November 2017 as its Head of Private Credit and has more than 20 years of experience in investing and corporate lending, with specific expertise in lending through BDCs. Mr. Gerson has served on the Adviser’s investment committee since April 2018. Prior to joining FS Investments, he most recently served as Group Head and Managing Director at LStar Capital (“LStar”), the credit affiliate of Lone Star Funds, from April 2015 to November 2017. At LStar, Mr. Gerson developed and maintained deep relationships with the financial sponsor community and middle market intermediaries while significantly expanding LStar’s corporate credit business. Prior to joining LStar, Mr. Gerson was a founding member of Solar Capital Partners, which serves as investment adviser to two yield-oriented BDCs. At Solar Capital, he spent seven years from January 2007 to September 2014 in various credit, origination, management, and business development roles, most recently serving as Executive Vice President of Solar Capital Limited. Prior to joining Solar Capital, Mr. Gerson spent 12 years in various positions, including Managing Director at CIBC World Markets in its Leveraged Finance and Financial Sponsors Group. Mr. Gerson graduated summa cum laude and Phi Beta Kappa from Tufts University where he earned a Bachelor of Arts in Mathematics.

Steven Lilly Age: 54	Chief Financial Officer	Since 2023
Steven Lilly
 has served as the chief financial officer of the Company since inception. He has also served as the chief financial officer of
K-FIT
since its inception, has served as the Chief Financial Officer of FSK since November 2019 and also previously served as chief financial officer of FSKR until the Merger. He joined FS Investments in October 2019 as a Managing Director. Mr. Lilly has a wealth of experience in the BDC space and most recently served as chief financial officer and secretary of Triangle Capital Corporation (“Triangle”), and as a member of its Board of Directors from 2006 and as its chief compliance officer from 2007, prior to Triangle’s sale to Benefit Street Partners and Barings

Name and Age	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
LLC in 2018. From 2005 to 2006, Mr. Lilly served as chief financial officer of Triangle Capital Partners, LLC. At Triangle, he built the company’s financial and operating infrastructure, oversaw listings on the Nasdaq and NYSE in 2007 and 2010, respectively, and led all corporate M&A and strategic processes. Prior to joining Triangle, Mr. Lilly spent seven years as Senior Vice President of Finance & Treasurer at SpectraSite Communications, a publicly traded wireless tower company, which was sold to American Tower Corporation in 2005. He began his career in the media and communications capital markets group at First Union, now part of Wells Fargo. Mr. Lilly earned a B.A. in History from Davidson College and completed the Executive Education Program at University of North Carolina at Chapel Hill. He currently serves (or has previously served) on the board of trustees of UNC/Rex Healthcare, Episcopal High School, Saint Mary’s School, and Historic Oakwood Cemetery in Raleigh, NC. He is also a Director at America First Multifamily Investors, LP, a publicly traded mortgage real estate investment trust, where he serves as Chairman of the Audit Committee.

Stephen S. Sypherd Age: 46	General Counsel and Secretary	Since 2023
Stephen S. Sypherd
 has served as the General Counsel and Secretary of the Company since inception. He has also served as the General Counsel and Secretary of
K-FIT
since its inception and has served as General Counsel of FSK since April 2018. He previously served as FSK’s Secretary and Vice President since 2013. Mr. Sypherd also previously served as the General Counsel and Secretary of FSKR until the Merger and he continues to serve as Secretary, General Counsel, Vice President and/or Treasurer of other funds sponsored by FS Investments. Mr. Sypherd has also served in various senior officer capacities for FS Investments and its affiliated investment advisers, including as senior vice president from December 2011 to August 2014, general counsel since January 2013 and managing director since August 2014. He is responsible for legal and compliance matters across all entities and investment products of FS Investments. Prior to joining FS Investments, Mr. Sypherd served for eight years as an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law. Mr. Sypherd received his B.A. in Economics from Villanova University and his J.D. from the Georgetown University Law Center, where he was an executive editor of the Georgetown Law Journal. He serves on the board of trustees of the University of the Arts where he is also the chairman of the audit committee (and on the executive and governance committees of that board).

Name and Age	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Drew O’Toole Age: 35	Co-Chief Operating Officer	Since 2023
Drew O’Toole
 has served as the
co-chief
operating officer of the Company since inception. He has also served as the co-chief
operating officer of
K-FIT
since its inception, has served as
co-chief
operating officer of FSK since October 2019 and also previously served as the co-chief operating
officer of FSKR until the Merger. He is a Managing Director of FS Investments, which he joined in April 2014. Previously, Mr. O’Toole was a Director of Corporate Strategy at FS Investments. His responsibilities were primarily focused on the design, analysis and implementation of key firm strategic initiatives. Prior to FS Investments, he worked in various roles at Cambridge Associates LLC, an institutional investment advisory and consulting firm. Mr. O’Toole graduated summa cum laude from the University of Pittsburgh with degrees in Finance and Business Management. He is also a CFA charterholder.

Ryan Wilson Age: 46	Co-Chief Operating Officer	Since 2023
Ryan Wilson
 has served as the
co-chief
operating officer of the Company since inception. He has also served as the co-chief
operating officer of
K-FIT
since its inception, has served as
co-chief
operating officer of FSK since October 2019 and also previously served as the co-chief
operating officer FSKR until the Merger. He joined KKR Credit in 2006 and he is currently a Managing Director of KKR. Mr. Wilson served as CCT’s chief operating officer prior to its merger with FSK in 2018 and has held various roles across KKR Credit. Prior to joining KKR Credit, Mr. Wilson was with PricewaterhouseCoopers, serving a variety of clients across industries. Mr. Wilson holds a B.A. in Economics with honors from Wilfrid Laurier University and a MAcc in Accounting from the University of Waterloo. He also is a CFA charterholder, Chartered Professional Accountant and a Chartered Accountant.

William Goebel Age: 49	Chief Accounting Officer	Since 2023
William Goebel
 has served as the Company’s chief accounting officer since inception. He has also served as
K-FIT’s
chief accounting officer since its inception and has served as FSK’s chief accounting officer since October 2019. Previously, Mr. Goebel served as FSK’s treasurer from April 2018 to June 2020 and FSK’s chief financial officer from March 2011 to October 2019. Mr. Goebel also previously served as chief accounting officer of FSKR until the Merger. Mr. Goebel is also a Managing Director of FS Investments. Prior to joining FS Investments, Mr. Goebel held a senior manager audit position with Ernst & Young LLP in the firm’s asset management practice from 2003 to January 2011, where he was responsible for the audits of regulated investment companies, private investment partnerships, investment

Name and Age	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

advisers and broker-dealers. Mr. Goebel began his career at a regional public accounting firm, Tait, Weller and Baker LLP in 1997. Mr. Goebel received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1997. He is a Certified Public Accountant and a CFA charterholder.

James F. Volk Age: 60	Chief Compliance Officer	Since 2023
James F. Volk
 has served as the chief compliance officer of the Company since inception. He has also served as the chief compliance officer of
K-FIT
since inception and has served as FSK’s chief compliance officer since April 2015. Mr. Volk also previously served as the chief compliance officer of FSKR until the Merger and he continues to serve as chief compliance officer of other funds sponsored by FS Investments. He is responsible for all compliance and regulatory issues affecting the Company and the foregoing companies. Before joining FS Investments and its affiliated investment advisers in October 2014, Mr. Volk was the chief compliance officer, chief accounting officer and head of traditional fund operations at SEI Investment Company’s Investment Manager Services market unit. Mr. Volk was also formerly the assistant chief accountant at the SEC’s Division of Investment Management and a senior manager for PricewaterhouseCoopers. Mr. Volk graduated from the University of Delaware with a B.S. in Accounting.

Zach Chalfant Age: 39	Treasurer	Since 2023
Zach Chalfant
 has served as the treasurer of the Company since inception. He has also served as the treasurer of
K-FIT
since its inception, has served as treasurer of FSK since June 2020 and also previously served as the treasurer of FSKR until the Merger. He is an Executive Director of FS Investments, which he joined in September 2012. Previously, Mr. Chalfant was a director of portfolio management at FS Investments, where his responsibilities were focused on reporting and liability management. Prior to joining FS Investments, Mr. Chalfant worked in various roles as JPMorgan Chase and City of London Investment Management. Mr. Chalfant holds a B.S. in Finance from the University of Maryland.

The address for each of the above officers is c/o KKR FS Income Trust Select, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Compensation of Company Board Trustees
Neither
K-FIT
nor the Company will pay compensation to members of the Boards who also serve in an executive officer capacity for the Company,
K-FIT
or the Adviser. The members of the Company Board who do not also serve in an executive officer capacity for the Company,
K-FIT
or the Adviser have temporarily agreed to waive annual cash retainer fees and annual fees for serving as committee members or chairpersons. The amount of such fees will be established by the Company Board at a later date.
The Company will reimburse each of the above Company Independent Trustees for all reasonable and authorized business expenses in accordance with its policies as in effect from time to time, including reimbursement of reasonable out-of-pocket
expenses incurred in connection with attending each
in-person
Company Board meeting and each
in-person
Company Board committee meeting not held concurrently with a Company Board meeting.
As the Company has not commenced operations, the individuals composing the Company Board have not received any compensation from the Company.
Committees of the Company Board
The Company Board has three standing committees: an audit committee, a valuation committee, and a nominating and corporate governance committee. The Company does not plan to have a compensation committee because its executive officers do not receive any direct compensation from the Company.
Audit Committee.
The audit committee operates pursuant to a charter and consists of three members, including a chairperson of the audit committee. The audit committee members are Messrs. Ford (Chairman), Kropp and Imasogie. Each of the members of the audit committee meets the independence requirements of
Rule 10A-3
of the Exchange Act and, in addition, is not an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Company,
K-FIT
or of the Adviser. The Company Board has determined that Messrs. Ford and Kropp are “audit committee financial experts” as defined by Item 407 of
Regulation S-K promulgated
under the Exchange Act. The primary function of the audit committee is to oversee the integrity of the Company’s accounting policies, financial reporting process and system of internal controls regarding finance and accounting policies. The audit committee is responsible for selecting, engaging and discharging the Company’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Company’s independent accountants, approving professional services provided by the Company’s independent registered public accounting firm (including compensation therefor) and reviewing the independence of the Company’s independent registered public accounting firm.
A copy of the charter of the audit committee is available in print to any shareholder who requests it and will also be available via the Company’s password-protected investor portal.
Valuation Committee.
The valuation committee operates pursuant to a charter and the authority assigned to it by the Company Board. The valuation committee consists of six members, including a chairperson of the valuation committee. The valuation committee members are Mses. Adams and Sandler and Messrs. Kropp (Chairman), Hopkins, Goldstein and Imasogie. Each of the members of the valuation committee is not an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Company,
K-FIT
or of the Adviser. The primary function of the valuation committee is to oversee the investment valuation process followed by the Valuation Designee (the Adviser) and to provide information to the Company Board on matters relating to the valuation of the Company’s investments.
Nominating and Corporate Governance Committee.
The nominating and corporate governance committee operates pursuant to a charter and consists of three members, including a chairperson of the nominating and corporate governance committee. The nominating and corporate governance committee members are

Messrs. Harrow (Chairman), Hagan and Hopkins. Each of the members of the nominating and corporate governance committee is not an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Company,
K-FIT
or of the Adviser. The primary function of the nominating and corporate governance committee is to consider and make recommendations to the Company Board regarding certain governance matters, including selection of Company Board trustees for election, selection of nominees to fill vacancies on the Company Board or a committee thereof, development and revision, as appropriate, of applicable corporate governance documentation and practices and oversight of the evaluation of the Company Board.
When nominating Company Board trustee candidates, the nominating and corporate governance committee will take into consideration such factors as it deems appropriate in accordance with its charter. Among the qualifications considered in the selection of candidates, the nominating and corporate governance committee considers the following attributes and criteria of candidates: experience, including experience with investment companies and other organizations of comparable purpose, skills, expertise, diversity, including diversity of gender, race and national origin, personal and professional integrity, time availability in light of other commitments, conflicts of interest and such other relevant factors that the nominating and corporate governance committee considers appropriate in the context of the needs of the Company Board, including, when applicable, to enhance the ability of the Company Board or committees of the Company Board to fulfill their duties and/or to satisfy any independence or other applicable requirements imposed by law, rule, regulation or listing standard.
The nominating and corporate governance committee will consider candidates suggested by its members and other members of the Company Board, as well as the Company’s management and Shareholders. A Company shareholder who wishes to recommend a prospective nominee for the Company Board must provide written notice to the Secretary of the Company in accordance with the requirements set forth in the Company’s bylaws. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a Company Board trustee by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Company Board, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines.
A copy of the charter of the nominating and corporate governance committee is available in print to any shareholder who requests it and will also be available via the Company’s password-protected investor portal.
Company Board Trustee Beneficial Ownership of Company Shares
The following table shows the dollar range of Company Shares beneficially owned by each member of the Company Board as of July 27, 2023 based on the NAV per share of $25.00 and the aggregate dollar range of equity securities in all registered investment companies overseen by each member of the Company Board trustee in the family of investment companies that includes the Company.

Name of Trustee	Dollar Range of Equity Securities in the Company (1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in family of Investment Companies (1)(2)
Interested Trustees
Michael C. Forman	None	Over $1,000,000
Daniel Pietrzak	None	$500,001-$1,000,000

Name of Trustee	Dollar Range of Equity Securities in the Company (1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in family of Investment Companies (1)(2)
Independent Trustees
Barbara Adams	None	$100,001-$500,000
Jerel A. Hopkins	None	$100,001-$500,000
Michael J. Hagan	None	$500,001-$1,000,000
Jeffrey K. Harrow	None	$100,001-$500,000
James H. Kropp	None	$100,001-$500,000
Elizabeth J. Sandler	None	$100,001-$500,000
Brian R. Ford	None	$100,001-$500,000
Richard I. Goldstein	None	$500,001-$1,000,000
Osagie Imasogie	None	$500,001-$1,000,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.
(2)	The Company is part of a “family of investment companies” that includes FSK and K-FIT.
Shareholder Communications
Shareholders and other interested parties may contact any member (or all members) of the Company Board by mail. To communicate with the Company Board, any individual trustees or any group or committee of trustees, correspondence should be addressed to the Company Board or any such individual trustees or group or committee of trustees by either name or title. All such correspondence should be sent c/o KKR FS Income Trust Select, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attention: Chief Compliance Officer.
Codes of Ethics
The Company,
K-FIT
and the Adviser have adopted a code of ethics pursuant to Rule
17j-1
under the 1940 Act and Rule
204A-1
under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by the Company, so long as such investments are made in accordance with the code’s requirements. You may read and copy this code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202)
551-8090.
You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Portfolio Management
Other Accounts Managed by Portfolio Managers
The portfolio managers primarily responsible for the
day-to-day
management of
K-FIT
also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2022: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
		(in thousands)		(in thousands)
Brian Gerson
Registered Investment Companies	—	$—	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	2	$21,076,581	2	$21,076,581
Other Accounts	—	$—	—	$—
Michael Kelly
Registered Investment Companies	6	$2,393,800	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$26,988,617	3	$26,707,074
Other Accounts	—	$—	—	$—
Rony Ma
Registered Investment Companies	—	$—	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$16,124,000	1	$16,124,000
Other Accounts	—	$—	—	$—
Catherine Madigan
Registered Investment Companies	—	$—	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$16,124,000	1	$16,124,000
Other Accounts	—	$—	—	$—
Drew O’Toole
Registered Investment Companies	—	$—	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$16,124,000	1	$16,124,000
Other Accounts	—	$—	—	$—
Daniel Pietrzak
Registered Investment Companies	1	$740,000	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	8	$63,595,000	7	$18,605,000
Other Accounts	16	$4,925,000	11	$2,554,000
Christina Snyder
Registered Investment Companies	—	$—	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	—	$—	—	$—
Other Accounts	—	$—	—	$—
Ryan Wilson
Registered Investment Companies	—	$—	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$18,517,800	1	$18,517,800
Other Accounts	—	$—	—	$—

Compensation of Portfolio Managers
The Adviser’s investment personnel are not employed by the Company or
K-FIT
and receive no direct compensation from the Company or
K-FIT
in connection with their investment management activities.
FS Investments
FS Investments’ investment personnel are not employed by the Company and receive no direct compensation from the Company in connection with their investment management activities.
Consistent with FS Investments’ integrated culture, FS Investments has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Company on behalf of the Adviser. FS Investments’ compensation structure is designed to align the interests of the investment personnel serving the Company with those of Shareholders and to give everyone a direct financial incentive to ensure that all of FS Investments’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.
Each of FS Investments’ senior executives, including each of the investment personnel who render services to the Company on behalf of the Adviser, receives a base salary and is eligible for a discretionary bonus.
All final compensation decisions are made by the executive committee of FS Investments based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.
KKR
Consistent with KKR’s global, integrated culture, KKR has one firm-wide compensation and incentive structure based on a global profit and loss statement, which covers each of the portfolio managers. KKR’s compensation structure is designed to align the interests of the investment personnel serving the Company and
K-FIT
with those of the Company and
K-FIT’s
respective shareholders and to give everyone a direct financial incentive to ensure that all of KKR’s resources, knowledge and relationships around the world are utilized to maximize risk-adjusted returns for each strategy.
Each of KKR’s senior executives, including the portfolio managers responsible for the day-to-day
management of the Company and
K-FIT,
receives a base salary and is eligible for a cash bonus and equity compensation, as well as additional incentives including “dollars at work” in KKR fund investments (other than the Company and
K-FIT)
and equity compensation. The cash bonus, equity compensation and “dollars at work” are discretionary, and “dollars at work” and equity awards are typically subject to a vesting period of several years.
All final compensation and other longer-term incentive award decisions are made by the KKR management committee based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance, business unit performance, and relevant market and competitive compensation practices for other businesses and the individual roles/responsibilities within each of the businesses.

Securities Ownership of Portfolio Managers
The table below shows the dollar range of Company Shares beneficially owned by each member of the Investment Committee as of July 27, 2023:

Name of Investment Committee Member	Dollar Range of Equity Securities in the Company(1)
Brian Gerson	None
Michael Kelly	None
Rony Ma	None
Catherine Madigan	None
Drew O’Toole	None
Daniel Pietrzak	None
Christina Snyder	None
Ryan Wilson	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
The Company anticipates investing substantially all of its net assets in
K-FIT
in private transactions that will not involve brokerage commissions or markups. The Adviser has responsibility for decisions to buy and sell securities and other instruments for
K-FIT,
the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of
K-FIT’s
portfolio business, the policies and practices in this regard are subject to review by the Company Board.
As most transactions made by
K-FIT
are principal transactions at net prices,
K-FIT
generally incurs little or no brokerage costs. The portfolio securities in which
K-FIT
expects to invest normally will be purchased directly from the issuer or in the OTC market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and ask price. Sales to dealers generally will be effected at bid prices.
K-FIT
may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid (although
K-FIT
may indirectly bear fees and expenses of any money market funds in which it invests), or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.
To the extent it executes securities transactions for
K-FIT,
the Adviser will seek to obtain the best execution of orders. Commission rates are a component of price and are considered along with other relevant factors. In determining the broker or dealer to be used and the commission rates to be paid, the Adviser will consider the utility and reliability of brokerage services, including execution capability and performance, financial responsibility, investment information, market insights, other research provided by such brokers, and access to analysts, management and idea generation. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such brokers. Consistent with the requirements of best execution, brokerage commissions on accounts may be directed to brokers in recognition of investment research and information furnished as well as for services rendered in execution of orders by such brokers. By allocating transactions in this manner, the Adviser may be able to supplement their research and analysis with the views and information of brokerage firms. The Adviser may also allocate a portion of its brokerage business to firms whose employees participate as brokers in the introduction of investors to the Adviser or who agree to bear the expense of capital introduction, marketing or related services by third parties. Eligible research or brokerage services provided by brokers through which portfolio transactions for the Adviser are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news and research services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the portfolio managers and their designees in the performance of their investment decision-making responsibilities on behalf of the Adviser and other accounts which their affiliates manage (collectively, “Soft Dollar Items”). The Adviser and its affiliates generally will use such products and services (if any) for the benefit of all of their accounts. Soft Dollar Items may be provided directly by brokers, by third parties at the direction of brokers or purchased on behalf of
K-FIT
and its affiliates with credits or rebates provided by brokers. Any Soft Dollar Items obtained in connection with portfolio transactions for
K-FIT
are intended to fall within the “safe harbor” of Section 28(e) of the Exchange Act. As noted above, because most of
K-FIT’s
transactions will likely be principal transactions,
K-FIT
will likely not incur significant brokerage commissions (although it will be subject to mark ups and mark downs imposed by dealers). Section 28(e) generally only applies with respect to brokerage commissions; as such,
K-FIT
may not benefit from any significant amount of Soft Dollar Items.

The Adviser may also place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with
K-FIT
or the Adviser if they reasonably believe that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.
The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for
K-FIT
and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to
K-FIT.
In making such allocations among
K-FIT
and other advisory accounts, the main factors considered by the Adviser are the respective sizes of K-FIT and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.
The placing and execution of orders for
K-FIT
also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among
K-FIT
and its affiliates (including the Adviser or its affiliates). Certain broker-dealers, through which
K-FIT
may effect securities transactions, may be affiliated persons (as defined in the 1940 Act) of
K-FIT
or affiliated persons of such affiliates. The Company Board has adopted certain policies incorporating the standards of Rule
17e-1
issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of
K-FIT
be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Company Board trustees and to maintain records in connection with such reviews. In addition,
K-FIT
may purchase securities in a placement for which affiliates of the Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary.
K-FIT
will not purchase securities from or sell securities to any affiliate of the Adviser acting as principal. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

PROXY VOTING POLICY AND PROXY VOTING RECORD
K-FIT
and the Company have delegated their proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Company Independent Trustees and
K-FIT
Independent Trustees, respectively, and, accordingly, are subject to change.
As an investment adviser registered under the Advisers Act, the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of the Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated
under, the Advisers Act.
The Adviser will vote proxies relating to our securities in the best interest of its clients’ shareholders. It will review on a case-by-case basis
each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.
The proxy voting decisions of the Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
You may obtain information, without charge, regarding how the Adviser voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, KKR FS Income Trust Select, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 or by calling us at (215)
495-1150.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
An independent registered public accounting firm for the Company and
K-FIT
performs an annual audit of the Company’s and
K-FIT’s
financial statements. The Company Board and the
K-FIT
Board have engaged Deloitte & Touche LLP, located at 555 Mission Street, Suite 1400, San Francisco, CA 94105 to serve as the Company’s and
K-FIT’s
independent registered public accounting firm.
LEGAL COUNSEL
Certain legal matters regarding the Company Shares offered hereby have been passed upon by Dechert LLP, Philadelphia, Pennsylvania.
FINANCIAL STATEMENTS
The Company will issue financial statements on a semi-annual basis prepared in accordance with generally accepted accounting principles.
ADDITIONAL INFORMATION
A Registration Statement on Form
N-2,
including any amendments thereto, relating to the Company, has been filed by the Company with the SEC, Washington, D.C. This Memorandum does not contain all of the information set forth in the Registration Statement, such as the exhibits and schedules thereto. For further information with respect to the Company and the Company Shares, reference is made to the Registration Statement. Statements contained in this Memorandum as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

ANNEX A – DESCRIPTION OF
K-FIT
CAPITAL SHARES
Unless context suggests otherwise, the use in this Memorandum of the terms “K-FIT,” “we,” “us” or “our” refer to K-FIT. The Company will invest substantially all of its assets in K-FIT, as discussed below.
The following description of KKR FS Income Trust’s
(“K-FIT”)
capital shares is based on relevant portions of Delaware law and on
K-FIT’s
second amended and restated declaration of trust (as amended, restated, or modified from time to time, the
“K-FIT
Declaration of Trust”) and bylaws. This summary is not necessarily complete, and we refer investors to Delaware law, the
K-FIT
Declaration of Trust and
K-FIT’s
bylaws for a more detailed description of the provisions summarized below.
General
The terms of the
K-FIT
Declaration of Trust authorize an unlimited number of common shares of beneficial interest
(“K-FIT
Common Shares”) of any class and an unlimited number of preferred shares of beneficial interests
(“K-FIT
Preferred Shares”). The
K-FIT
Declaration of Trust
provides that
K-FIT’s
Board of Trustees (the
“K-FIT
Board”) may classify or reclassify any unissued
K-FIT
Common Shares into one or more classes or series of
K-FIT
Common Shares or
K-FIT
Preferred Shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for the
K-FIT
Common Shares or
K-FIT
Preferred Shares, and
K-FIT
can offer no assurances that a market for such shares will develop in the future.
K-FIT
does not intend for the
K-FIT
Common Shares or the
K-FIT
Preferred Shares to be listed on any national securities exchange. There are no outstanding options or warrants to purchase the
K-FIT
Common Shares or
K-FIT
Preferred Shares. No
K-FIT
Common Shares or
K-FIT
Preferred Shares have been authorized for issuance under any equity compensation plans. Under the terms of the
K-FIT
Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. The
K-FIT
Declaration of Trust
provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to
K-FIT
by reason of being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with
K-FIT’s
assets or the affairs of
K-FIT
by reason of being a shareholder.
None of
K-FIT’s
shares are subject to further calls or to assessments, sinking fund provisions, obligations of
K-FIT
or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the
K-FIT
Board in setting the terms of any class or series of
K-FIT
Common Shares, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.
Outstanding Securities

Title of Class	Amount Authorized	Amount Held by K-FIT for its Account	Amount Outstanding as of July 27, 2023
K-FIT Common Shares	Unlimited	—	3,232,724.66
K-FIT Preferred Shares	Unlimited	—	515
K-FIT
Common Shares
Under the terms of the
K-FIT
Declaration of Trust, all
K-FIT
Common Shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, and fully paid. Dividends and distributions may be paid to the holders of
K-FIT
Common Shares if, as and when authorized by the
K-FIT
Board and declared by
K-FIT
out of funds legally available therefore. Except as may be provided by the
K-FIT
Board in setting the terms of classified or reclassified shares, the
K-FIT
Common Shares will have no preemptive, exchange, conversion, appraisal or redemption rights. In the event of
K-FIT’s
liquidation, dissolution or winding up, each share of the
K-FIT
Common Shares would be entitled to share pro rata in all of
K-FIT’s
assets that are legally available for distribution after it pays all debts and other liabilities and subject to any preferential rights of holders of
K-FIT
Preferred Shares, if any
K-FIT
Preferred Shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of
K-FIT
Common Shares will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of trustees. Except as may be provided by the
K-FIT
Board in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of
K-FIT
Preferred Shares, the holders of the
K-FIT
Common Shares will possess exclusive voting power. There will be no cumulative voting in the election of trustees. Subject to the special rights of the holders of any class or series of
K-FIT
Preferred Shares to elect trustees, each member of the
K-FIT
Board (each, a
“K-FIT
Trustee”) will be elected by a plurality of the votes cast with respect to such trustee’s election. The
K-FIT
Board may amend the
K-FIT
Declaration of Trust or bylaws to alter the vote required to elect trustees.
Following receipt of any exemptive relief from the Securities and Exchange Commission (the “SEC”) that, if granted, will permit
K-FIT
to issue multiple classes of shares of the
K-FIT
Common Shares with varying sales loads, contingent deferred sales charges, and/or asset-based service and/or distribution fees, the details for which will be finalized at a later date in
K-FIT’s
discretion (the
“K-FIT
Multi-Class Exemptive Relief”), each class of
K-FIT
Common Shares will represent an investment in the same pool of assets and shall have the same preferences, conversion and other rights, voting powers, privileges, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each other class of
K-FIT
Common Shares except for such differences may be clearly and expressly set forth by the
K-FIT
Board in setting the terms of such class of shares. Dividends and distributions may be paid upon shares of different classes of
K-FIT
Common Shares (which shall be done pro rata among the shareholders of shares of a specific class) at the same time and in different per share amounts on such class of
K-FIT
Common Shares, if, as and when authorized by the
K-FIT
Board and declared by
K-FIT
out of funds legally available therefore. As a result of such differences in dividend amounts, as well as potential differences in various fees and charges imposed on the different classes of
K-FIT
Common Shares, shares of different classes of
K-FIT
Common Shares may experience different returns.
Because of the different distribution fees, shareholder services fees and any other class expenses that may be attributable to the different classes of
K-FIT
Common Shares, following receipt of the
K-FIT
Multi-Class Exemptive Relief, if any, the net income attributable to, and any distributions payable on, each class of shares may differ from each other from time to time. As a result, the net asset value (“NAV”) per share of the classes may differ over time.
K-FIT’s
expenses, respectively allocated to a particular class of shares, will be borne on a pro rata basis by each outstanding share of that class.
Redemptions by
K-FIT
Each share is subject to redemption (out of the assets of
K-FIT)
by
K-FIT
at the redemption price equal to the then-current NAV per share of the relevant class or series of shares, determined in accordance with the
K-FIT
Declaration of Trust, at any time if the
K-FIT
Trustees determine in their sole discretion that a shareholder has breached any of its representations or warranties contained in such shareholder’s subscription agreement with
K-FIT,
and upon such redemption the holders of the shares so redeemed will have no further right with respect thereto other than to receive payment of such redemption price. Prior to exercising any such redemption,
K-FIT
will provide written notice to the applicable shareholder notifying them of any breach of the representations or warranties contained in the subscription agreement, after receipt of which notice the applicable shareholder will be provided with no less than 10 business days to cure the breach to the reasonable satisfaction of
K-FIT.
Transferability of
K-FIT
Common Shares
Investors may generally sell, offer for sale, agree to sell, exchange, transfer, assign, pledge, hypothecate, grant any option to purchase or otherwise dispose of or agree to dispose of, in any case whether directly or indirectly (each, a “Transfer”) their
K-FIT
Common Shares provided that the transferee, as applicable, satisfies applicable eligibility and/or suitability requirements and the Transfer is otherwise made in accordance with applicable securities, tax, anti-money laundering and other applicable laws and compliance with the terms of the
K-FIT

subscription agreement. No Transfer will be effectuated except by registration of the Transfer on
K-FIT’s
books. Each transferee must agree to be bound by the restrictions set forth in the
K-FIT
subscription agreement and all other obligations as an investor in
K-FIT.
In addition,
K-FIT
expects that certain of its capital commitment will agree to not Transfer or otherwise dispose of their
K-FIT
Class I Common Shares without
K-FIT’s
prior written consent for a period ending at least three years from the respective investor’s initial capital contribution to
K-FIT.
Following an initial public offering (“IPO”) or other listing of
K-FIT
Class I Shares on a national securities exchange, investors may be restricted from selling or transferring their
K-FIT
Common Shares for a certain period of time by applicable securities laws or contractually by a lock-up
agreement with the underwriters of the IPO or otherwise.
K-FIT
Preferred Shares
Under the terms of the
K-FIT
Declaration of Trust, the
K-FIT
Board may authorize
K-FIT
to issue
K-FIT
Preferred Shares in one or more classes or series without shareholder approval, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The
K-FIT
Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of
K-FIT
Preferred Shares.
K-FIT
Preferred Shares could be issued with terms that would adversely affect the holders of
K-FIT
Common Shares, provided that
K-FIT
may not issue any
K-FIT
Preferred Shares that would limit or subordinate the voting rights of holders of
K-FIT
Common Shares unless required by the 1940 Act.
K-FIT
Preferred Shares could also be used as an anti-takeover device through the issuance of shares of a class or series of
K-FIT
Preferred Shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of
K-FIT
Preferred Shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to
K-FIT
Common Shares and before any purchase of
K-FIT
Common Shares is made, such
K-FIT
Preferred Shares together with all other senior securities must not exceed an amount equal to 66 and 2/3% of
K-FIT’s
total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of
K-FIT
Preferred Shares, if any are issued, must be entitled as a class voting separately to elect two trustees at all times and to elect a majority of the trustees if distributions on such
K-FIT
Preferred Shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of
K-FIT
Preferred Shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of
K-FIT
Preferred Shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities. The issuance of any
K-FIT
Preferred Shares must be approved by a majority of the members of the
K-FIT
Board that are considered independent, are not “interested persons” (as defined in the 1940 Act) of
K-FIT
(the
“K-FIT
Independent Trustees”) and are not otherwise interested in the transaction, who will have access, at
K-FIT’s
expense, to
K-FIT’s
legal counsel or to independent legal counsel.
Of the unlimited
K-FIT
Preferred Shares the
K-FIT
Board is authorized to issue under the
K-FIT
Declaration of Trust, 515 are designated as 12.0% Series A Cumulative Preferred Shares, par value $0.001 per share (the
“K-FIT
Series A Preferred Shares”). All of the
K-FIT
Preferred Shares will, when issued, be duly authorized, validly issued, fully paid and nonassessable. The
K-FIT
Series A Preferred Shares sold were not registered under the Securities Act of 1933, as amended (the “Securities Act”) and, as a result, are subject to legal restrictions on transfer. Holders of the
K-FIT
Series A Preferred Shares are not entitled to participate in the appreciation of the value of
K-FIT.
K-FIT
may incur offering or distribution fees or sales commissions in connection with any private offering of
K-FIT
Preferred Shares and will incur expenses in connection with the ongoing administration of the outstanding
K-FIT
Preferred Shares.

The following is a summary of the material terms of the
K-FIT
Series A Preferred Shares. The following summary is qualified in its entirety by reference to the form of
K-FIT’s
Supplement to the Amended and Restated Declaration of Trust Relating to 12.0% Series A Cumulative Preferred Shares.
Priority
. Each holder of
K-FIT
Series A Preferred Shares will be entitled to a liquidation preference of $1,000.00 per share (the “Liquidation Value”), plus additional amounts described under the caption “Liquidation” below. With respect to distributions, including the payment of dividends and distribution of
K-FIT’s
assets upon dissolution, liquidation, or winding up, the
K-FIT
Series A Preferred Shares will be senior to all other classes and series of
K-FIT
Common Shares of
K-FIT,
and will rank on parity with any other class or series of
K-FIT
Preferred Shares, whether such class or series is now existing or is created in the future, to the extent of the aggregate Liquidation Value and all accrued but unpaid dividends and any applicable redemption premium on the
K-FIT
Series A Preferred Shares. Holders of the
K-FIT
Series A Preferred Shares do not, however, participate in any appreciation in the value of
K-FIT.
The consent of the holders of a majority of the outstanding
K-FIT
Preferred Shares, including the
K-FIT
Series A Preferred Shares, voting as a separate class, is required to authorize or issue any class or series of
K-FIT
Preferred Shares ranking on parity with the
K-FIT
Series A Preferred Shares.
Dividends
. Dividends on each
K-FIT
Series A Preferred Share accrue on a daily basis at the rate of 12.0% per annum of the sum of the Liquidation Value thereof plus all accumulated and unpaid dividends thereon, from and including April 3, 2023 to and including the earlier of (1) the date of any liquidation, dissolution, or winding up of
K-FIT
or (2) the date on which such
K-FIT
Series A Preferred Share is redeemed. Dividends will accrue whether or not they have been authorized or declared, whether or not
K-FIT
has earnings, and whether are not there are funds legally available for the payment of dividends. Except as otherwise provided herein, such dividends shall be cumulative such that all accrued and unpaid dividends shall be fully paid or declared with funds irrevocably set apart for payment for all past dividend periods before any dividend, distribution or payment may be made to holders of outstanding
K-FIT
Common Shares. If at any time
K-FIT
pays less than the total amount of dividends then accrued with respect to the
K-FIT
Preferred Shares, including the
K-FIT
Series A Preferred Shares, all dividends declared upon the
K-FIT
Preferred Shares, including the
K-FIT
Series A Preferred Shares, will be declared and paid pro rata based on the number of
K-FIT
Preferred Shares, including
K-FIT
Series A Preferred Shares, then outstanding. Dividends on the
K-FIT
Series A Preferred Shares will be payable semi-annually in arrears on June 30 and December 31 of each year. Accrued but unpaid dividends on the
K-FIT
Series A Preferred Shares will accumulate as of the dividend payment date on which they first become payable. The first dividend on the
K-FIT
Series A Preferred Shares may be for less than a full half year. This dividend and other dividends payable on the
K-FIT
Series A Preferred Shares for any other partial period will be computed on the basis of a
360-day
year consisting of twelve
30-day months.
K-FIT
will pay dividends to holders of record as they appear in
K-FIT’s
share records at the close of business as of June 15 and December 15 of each year.
Voting
. Each holder of
K-FIT
Series A Preferred Shares or other series of
K-FIT
Preferred Shares (if any series is created in the future) shall be entitled to one vote for each
K-FIT
Preferred Share held by such holder on each matter submitted to a vote of shareholders of
K-FIT,
and the holders of the outstanding
K-FIT
Common Shares,
K-FIT
Series A Preferred Shares and all other series of
K-FIT
Preferred Shares will vote together as a single class; provided, however, that the holders of outstanding
K-FIT
Series A Preferred Shares together with the holders of all other series of
K-FIT
Preferred Shares outstanding, if any, will be entitled, voting as a separate class, to elect two trustees of
K-FIT
at all times (the
“K-FIT
Preferred Trustees”). The
K-FIT
Board has designated James H. Kropp and Michael J. Hagan as the
K-FIT
Preferred Trustees. In addition, the holders of outstanding
K-FIT
Series A Preferred Shares together with the holders of all other series of
K-FIT
Preferred Shares outstanding, if any, will be entitled, voting as a separate class, to elect a majority of the
K-FIT
Board (i) if, at the close of business on any dividend payment date, dividends (whether or not declared) on outstanding
K-FIT
Preferred Shares, including
K-FIT
Series A Preferred Shares, are unpaid in an amount equal to at least two full years’ dividends on the
K-FIT
Preferred Shares, including
K-FIT
Series A Preferred Shares, or (ii) if at any time holders of
K-FIT
Preferred Shares, including
K-FIT
Series A Preferred Shares, are otherwise entitled under the 1940 Act to elect a majority of the
K-FIT
Board.

Notwithstanding the foregoing, the consent of the holders of a majority of the outstanding
K-FIT
Series A Preferred Shares, voting as a separate class, shall be required for (a) authorization or issuance of any equity security of
K-FIT
senior to or on a parity with the
K-FIT
Series A Preferred Shares, (b) any amendment to the
K-FIT
Declaration of Trust which has a material adverse effect on the rights and preferences of the
K-FIT
Series A Preferred Shares or which increases the number of authorized shares of
K-FIT
Series A Preferred Shares, (c) any reclassification of the
K-FIT
Series A Preferred Shares. In addition, the affirmative vote of the holders of at least a “majority of the outstanding shares of
K-FIT
Preferred Shares,” including
K-FIT
Series A Preferred Shares, voting as a separate class, shall be required (d) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, or (e) to the extent required under the 1940 Act, to approve any action requiring a vote of security holders as in Section 13(a) of the 1940 Act. For purposes of clauses (d) and (e) above, the vote of a “majority of the outstanding shares of
K-FIT
Preferred Shares” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.
Redemption
. The outstanding
K-FIT
Series A Preferred Shares are subject to redemption at any time by notice of such redemption on a date selected by
K-FIT
for such redemption (the “Redemption Date”). If
K-FIT
elects to cause the redemption of the
K-FIT
Series A Preferred Shares, each
K-FIT
Series A Preferred Share will be redeemed for a price, payable in cash on the Redemption Date, equal to 100% of such share’s Liquidation Value, plus all accrued and unpaid dividends to and including the Redemption Date, plus a redemption premium per share as follows: (1) until the date that is two years from the date of original issuance, $100; and (2) thereafter, no redemption premium. From and after the close of business on the Redemption Date, all dividends on the outstanding
K-FIT
Series A Preferred Shares will cease to accrue, such shares will no longer be deemed to be outstanding, and all rights of the holders of such shares (except the right to receive the redemption price for such shares from
K-FIT)
will cease.
Liquidation
. In the event of any dissolution, liquidation, or winding up of
K-FIT,
the holders of
K-FIT
Series A Preferred Shares will be entitled to receive pro rata in cash out of the assets of
K-FIT
legally available therefore, before any distribution of the assets may be made to the holders of
K-FIT
Common Shares, an amount equal to the Liquidation Value, plus all accrued and unpaid dividends thereon through and including the date of payment, plus, if applicable, the redemption premium described above. Upon payment of such amount, the holders of
K-FIT
Series A Preferred Shares will have no other rights or claims to any of the remaining assets of
K-FIT
either upon distribution of such assets or upon dissolution, liquidation, or winding up. A consolidation or merger of
K-FIT
with one or more entities, a sale or transfer of all or substantially all of
K-FIT’s
assets, or a statutory share exchange shall not be deemed a dissolution, liquidation, or winding up of
K-FIT.
Conversion
. The
K-FIT
Series A Preferred Shares are not convertible into any other class or series of shares.
Transfer restrictions
. The
K-FIT
Series A Preferred Shares have not been, and will not be, registered (or qualified) under the Securities Act in reliance on the exemption provided by Section 4(a)(2) thereof and Rule 506 promulgated thereunder. Therefore, these securities are “restricted securities” for purposes of the Securities Act. Accordingly,
K-FIT
Series A Preferred Shares may not be offered, sold, transferred or delivered, directly or indirectly, unless (i) such shares are registered under the Securities Act and any other applicable state securities laws, or (ii) an exemption from registration under the Securities Act and any other applicable state securities laws is available. During the period ending on the date of any listing of the
K-FIT
Series A Preferred Shares on a national securities exchange, no transfer of
K-FIT
Series A Preferred Shares may be made without (a) registration of the transfer on
K-FIT’s
books and (b) the prior written consent of
K-FIT,
which may be given or withheld in
K-FIT’s
sole discretion for any or no reason except in the event of a request to transfer
K-FIT
Series A Preferred Shares necessitated by the death or divorce of a holder of
K-FIT
Series A Preferred Shares, in which case,
K-FIT’s
consent shall not be required provided that certain certifications are provided to
K-FIT
in advance of such transfer, including, without limitation, that such transfer would not violate the Securities Act or any state (or other jurisdiction) securities or “blue sky” laws applicable to
K-FIT
or the transfer of such K-FIT

Series A Preferred Shares. The investors will have no rights to require registration of
K-FIT
Series A Preferred Shares under the Securities Act or other applicable securities laws and registration is not presently contemplated.
Other matters
. Unless full cumulative dividends on all outstanding
K-FIT
Preferred Shares, including
K-FIT
Series A Preferred Shares, have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past dividend periods,
K-FIT
shall not: (i) declare any dividend or other distribution (other than a dividend or distribution paid in
K-FIT
Common Shares) in respect of
K-FIT
Common Shares, (ii) purchase or otherwise acquire for consideration any
K-FIT
Common Shares or (iii) pay any proceeds of the liquidation of
K-FIT
in respect of the
K-FIT
Common Shares, provided, further, that the “asset coverage” (as defined under the 1940 Act) on the
K-FIT
Preferred Shares, including
K-FIT
Series A Preferred Shares, must be at least 150% (or such other amount as provided under the 1940 Act), giving effect to any exemptive relief granted to
K-FIT
by the SEC, after deducting the amount of such dividend, distribution or purchase price.
Limitation on Liability of
K-FIT
Trustees and Officers; Indemnification and Advance of Expenses
Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever with the exception of any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing. The
K-FIT
Declaration of Trust provides that no shareholder will be subject in such capacity to any personal liability whatsoever to any Person (as defined in the
K-FIT
Declaration of Trust) in connection with Trust Property (as defined in the
K-FIT
Declaration of Trust) or the affairs of
K-FIT.
Shareholders will have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No trustee or officer of
K-FIT
will be subject in such capacity to any personal liability whatsoever to any Person, save only liability to
K-FIT
or its shareholders arising from bad faith, willful misconduct, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons will look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of
K-FIT.
If any shareholder, trustee or officer, as such, of
K-FIT,
is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he or she will not, on account thereof, be held to any personal liability. Any repeal or modification of the applicable section of the
K-FIT
Declaration of Trust will not adversely affect any right or protection of a trustee or officer of
K-FIT
existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.
Pursuant to the
K-FIT
Declaration of Trust,
K-FIT
will indemnify each person who at any time serves as a trustee, officer or employee of
K-FIT
(each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting in any capacity set forth in the applicable section of the
K-FIT
Declaration of Trust by reason of his having acted in any such capacity, except with respect to any matter as to which he or she will not have acted in good faith in the reasonable belief that his action was in the best interest of
K-FIT
or, in the case of any criminal proceeding, as to which he or she will have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee will be indemnified thereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misconduct, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his or her position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification will be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the
K-FIT
Board or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in the
K-FIT
Declaration of Trust will continue as to a person who has ceased to be a trustee or officer of
K-FIT
and will inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of the
K-FIT
Declaration of Trust or repeal of any of its provisions will limit or eliminate any of the benefits provided to any person who at any time is or was a trustee or officer of
K-FIT
or otherwise entitled to indemnification thereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.
Notwithstanding the foregoing,
K-FIT
will not indemnify an indemnitee unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those
K-FIT
Independent Trustees who are not parties to the proceeding
(“K-FIT
Disinterested Non-Party Trustees”),
that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding will be authorized and made in accordance with the immediately succeeding paragraph below.
In addition, the
K-FIT
Declaration of Trust permits
K-FIT
to make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if
K-FIT
receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse
K-FIT
unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the
K-FIT
Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee will provide adequate security for his or her undertaking,
(ii) K-FIT
will be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the
K-FIT
Disinterested Non-Party Trustees,
or if a majority vote of such quorum so direct, legal counsel in a written opinion, will conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.
Subject to any limitations provided by the 1940 Act and the
K-FIT
Declaration of Trust,
K-FIT
will have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to
K-FIT
or serving in any capacity at the request of
K-FIT
or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the
K-FIT
Board.
Delaware Law and Certain
K-FIT
Declaration of Trust Provisions
Organization and Duration
K-FIT
was formed in Delaware on February 4, 2022 and will remain in existence until dissolved in accordance with the
K-FIT
Declaration of Trust or pursuant to Delaware law.
Purpose
Under the
K-FIT
Declaration of Trust,
K-FIT
is permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon
K-FIT
pursuant to the agreements relating to such business activity.

Number of
K-FIT
Trustees; Vacancies; Removal; Term and Election; Certain Transactions
The
K-FIT
Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of
K-FIT
by means of a tender offer, proxy contest or otherwise or to change the composition of the
K-FIT
Board. This could have the effect of discouraging a third party from seeking to obtain control over
K-FIT.
Such attempts could have the effect of increasing the expenses of
K-FIT
and disrupting the normal operation of
K-FIT.
The
K-FIT
Declaration of Trust provides that the number of trustees will be set only by the
K-FIT
Board, which may at any time increase or decrease the number of trustees by a majority vote or written consent. The
K-FIT
Declaration of Trust provides that the number of trustees generally may not be less than one or more than fifteen. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by the
K-FIT
Board in setting the terms of any class or series of preferred shares, pursuant to an election under the
K-FIT
Declaration of Trust, any and all vacancies on the
K-FIT
Board may be filled only by the affirmative vote of a majority of the remaining trustees in office, even if the remaining trustees do not constitute a quorum, and any trustee elected to fill a vacancy will serve for the remainder of the full term of the trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act.
Under the
K-FIT
Declaration of Trust,
K-FIT
is not required to hold annual meetings and, prior to the earlier of (a) a listing of any class of
K-FIT’s
shares on a national securities exchange, if any, and (b) the date of notice of
K-FIT’s
first annual meeting of shareholders, each trustee will hold office for life (or until the attainment of any mandatory retirement age or term limits established by a majority of the
K-FIT
Board) or until his or her successor is elected or
K-FIT
terminates, unless such trustee resigns or is removed in accordance with the
K-FIT
Declaration of Trust. However, effective upon and following the occurrence of the earlier of (a) a listing of any class of
K-FIT’s
shares on a national securities exchange, if any, and (b) the date of notice of
K-FIT’s
first annual meeting of shareholders, the
K-FIT
Board will be divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the
K-FIT
Board. A trustee may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining trustees.
In the event of a shareholder vote on election of trustees, trustees shall be elected by a plurality of the vote of all holders of the outstanding
K-FIT
Common Shares,
K-FIT
Series A Preferred Shares and all other series of
K-FIT
Preferred Shares will vote together as a single class; provided, however, that the holders of outstanding
K-FIT
Series A Preferred Shares together with the holders of all other series of
K-FIT
Preferred Shares outstanding, if any, will be entitled, voting as a separate class, to elect two trustees of
K-FIT
at all times. The
K-FIT
Board has designated James H. Kropp and Michael J. Hagan as the
K-FIT
Preferred Trustees. In addition, the holders of outstanding
K-FIT
Series A Preferred Shares together with the holders of all other series of
K-FIT
Preferred Shares outstanding, if any, will be entitled, voting as a separate class, to elect a majority of the
K-FIT
Board (i) if, at the close of business on any dividend payment date, dividends (whether or not declared) on outstanding
K-FIT
Preferred Shares, including
K-FIT
Series A Preferred Shares, are unpaid in an amount equal to at least two full years’ dividends on the
K-FIT
Preferred Shares, including
K-FIT
Series A Preferred Shares, or (ii) if at any time holders of
K-FIT
Preferred Shares, including
K-FIT
Series A Preferred Shares, are otherwise entitled under the 1940 Act to elect a majority of the
K-FIT
Board.
The
K-FIT
Declaration of Trust grants special approval rights with respect to certain matters to members of the
K-FIT
Board who qualify as “Continuing Trustees,” which term means trustees who either (i) have been members of the
K-FIT
Board for a period of at least
thirty-six
months (or since May 24, 2022, if less than
thirty-six
months) or (ii) were nominated to serve as members of the
K-FIT
Board by a majority of the Continuing Trustees then members of the
K-FIT
Board.
The
K-FIT
Declaration of Trust requires the affirmative vote or consent of at least seventy-five percent (75%) of the trustees and holders of at least seventy-five percent (75%) of
K-FIT’s
outstanding shares (including
K-FIT

Common Shares and
K-FIT
Preferred Shares, if any) to authorize certain
K-FIT
transactions not in the ordinary course of business, including (i) a merger, conversion, consolidation, or share exchange of
K-FIT
or any series or class of
K-FIT’s
shares with or into any other person or company (including, without limitation, a partnership, corporation, joint venture, statutory or business trust, common law trust or any other business organization) or sale of exchange of all or substantially all of the assets of
K-FIT,
or (ii) any shareholder proposal regarding specific investment decisions; provided, however, in the case of clause (i), if the transaction is authorized by both a majority of the
K-FIT
Board and seventy-five percent (75%) of the Continuing Trustees then no shareholder authorization would be required by
K-FIT’s
bylaws and
K-FIT
Declaration of Trust except to the extent such shareholder vote or consent is required by the 1940 Act or other federal law.
In addition, any amendment to the
K-FIT
Declaration of Trust to make the
K-FIT
Common Shares “redeemable securities” and any other proposal to convert
K-FIT,
whether by merger or otherwise, from a
“closed-end
company” to an
“open-end
company” (as such terms are defined in the 1940 Act) must be approved by the affirmative vote of shareholders entitled to cast at least two-thirds
of the votes entitled to be cast on the matter to effect such amendment or proposal.
The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of
K-FIT
to negotiate with its management regarding the price to be paid and facilitating the continuity of
K-FIT’s
investment objective and policies. The provisions of the
K-FIT
Declaration of Trust described above could have the effect of discouraging a third party from seeking to obtain control of
K-FIT
in a tender offer or similar transaction. The
K-FIT
Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of
K-FIT
and its shareholders.
Action by Shareholders
K-FIT’s
shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the
K-FIT
Declaration of Trust. Under the
K-FIT
Declaration of Trust,
K-FIT
is not required to hold annual meetings and
K-FIT’s
bylaws provide that an annual meeting of shareholders will not be required in any year in which the election of trustees is not required to be held under the 1940 Act. The failure to hold an annual meeting will not invalidate
K-FIT’s
existence or affect any otherwise valid corporate act of
K-FIT.
A special meeting of
K-FIT’s
shareholders may be called at any time by a majority of the
K-FIT
Board or the chief executive officer and will be called by any trustee for any proper purpose upon written request of shareholders holding in the aggregate not less than thirty-three and one-third percent
(33-1/3%)
of the outstanding shares of
K-FIT,
such request specifying the purpose or purposes for which such meeting is to be called, provided that in the case of a meeting called by any trustee at the request of shareholders for the purpose of electing trustees or removing
K-FIT’s
investment adviser, the written request of shareholders holding in the aggregate not less than fifty-one percent
(51%) of the outstanding shares of
K-FIT
or class or series of shares having voting rights on the matter will be required. For a special shareholder meeting to be called for a proper purpose (as used in the preceding sentence), it is not a requirement that such purpose relate to a matter on which shareholders are entitled to vote, provided that if such meeting is called for a purpose for which shareholders are not entitled to vote, no vote will be taken at such meeting. Any shareholder meeting, including a special meeting, will be held within or without the State of Delaware on such day and at such time as the
K-FIT
Board will designate, and may be held virtually.
Amendment of the
K-FIT
Declaration of Trust; No Approval by Shareholders
The
K-FIT
Board may, without shareholder vote, amend or otherwise supplement the
K-FIT
Declaration of Trust by making an amendment, a declaration of trust supplemental thereto or an amended and restated declaration of trust. Shareholders will only have the right to vote on any amendment: (i) which would eliminate their right to vote granted in the
K-FIT
Declaration of Trust, (ii) to the amendment provision of the
K-FIT
Declaration of

Trust, (iii) that would adversely affect the powers, preferences or special rights of the shares as determined by the
K-FIT
Board in good faith and (iv) submitted to them by the
K-FIT
Board. Notwithstanding the foregoing, in connection with a listing of the
K-FIT
Common Shares on a national securities exchange, the
K-FIT
Board may, without the approval or vote of the shareholders, amend or supplement the
K-FIT
Declaration of Trust in any manner, including, without limitation, to opt-in
to any voting restriction or other limitation made available by any control share acquisition act or similar statute that is, or becomes, available to private Delaware for-profit
corporations formed under the Delaware General Corporation Law, to classify the
K-FIT
Board, to impose super-majority approval for certain types of transactions and to otherwise add or modify provisions that may be deemed to be adverse to shareholders. A proposed amendment to the
K-FIT
Declaration of Trust requires the affirmative vote of a majority of the
K-FIT
Board for adoption.
An amendment duly adopted by the requisite vote of the
K-FIT
Board and, if required, the shareholders as aforesaid, will become effective at the time of such adoption or at such other time as may be designated by the
K-FIT
Board or shareholders, as the case may be. A certification in recordable form signed by a majority of the
K-FIT
Board setting forth an amendment and reciting that it was duly adopted by the trustees and, if required, the shareholders as aforesaid, or a copy of the
K-FIT
Declaration of Trust, as amended, in recordable form, and executed by a majority of the
K-FIT
Board, will be conclusive evidence of such amendment when lodged among the records of
K-FIT
or at such other time designated by the
K-FIT
Board.
Derivative Actions
No person, other than a trustee, who is not a shareholder will be entitled to bring any derivative action, suit or other proceeding on behalf of
K-FIT.
No shareholder may maintain a derivative action on behalf of
K-FIT
unless holders of at least
fifty-one
percent (51%) of the outstanding shares join in the bringing of such action.
In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a shareholder may bring a derivative action on behalf of
K-FIT
only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand
upon the
K-FIT
Board to bring the subject action unless an effort to cause the
K-FIT
Board to bring such an action is not likely to succeed; and a demand on the
K-FIT
Board will only be deemed not likely to succeed and therefore excused if a majority of the
K-FIT
Board, or a majority of any committee established to consider the merits of such action, is composed of trustees who are not “independent trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) above, the
K-FIT
Board must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the
K-FIT
Board will be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse
K-FIT
for the expense of any such advisors in the event that the
K-FIT
Board determines not to bring such action. For purposes of this paragraph, the
K-FIT
Board may designate a committee of one or more trustees to consider a shareholder demand.
For the avoidance of doubt, Section 13.4 of the
K-FIT
Declaration of Trust, which prohibits derivative actions as set forth above, shall not apply to any claims asserted under the U.S. federal securities laws, including, without limitation, the 1940 Act.
Exclusive Delaware Jurisdiction
Each trustee, each officer and each person legally or beneficially owning a share or an interest in a share of
K-FIT
(whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Statute, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to
K-FIT,
the Delaware Statutory Trust Statute,
K-FIT’s
bylaws or the
K-FIT
Declaration of Trust (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the
K-FIT

Declaration of Trust or
K-FIT’s
bylaws, or (B) the duties (including fiduciary duties), obligations or liabilities of
K-FIT
to the shareholders or the
K-FIT
Board, or of officers or the
K-FIT
Board to
K-FIT,
to the shareholders or each other, or (C) the rights or powers of, or restrictions on,
K-FIT,
the officers, the
K-FIT
Board or the shareholders, or (D) any provision of the Delaware Statutory Trust Statute or other laws of the State of Delaware pertaining to trusts made applicable to
K-FIT
pursuant to Section 3809 of the Delaware Statutory Trust Statute, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Statute or the
K-FIT
Declaration of Trust or
K-FIT’s
bylaws relating in any way to
K-FIT
or (F) the securities or antifraud laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority (other than the federal securities laws of the United States), including, in each case, the applicable rules and regulations promulgated thereunder (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), will be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service will constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof will affect or limit any right to serve process in any other manner permitted by law, and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. For the avoidance of doubt, the provisions of the
K-FIT
Declaration of Trust described in this paragraph will not apply to any claims asserted under the U.S. federal securities laws, including, without limitation, the 1940 Act.
Term of
K-FIT
The
K-FIT
Board may, to the extent the trustees deem appropriate, adopt a plan of liquidation at any time, which plan of liquidation may set forth the terms and conditions for implementing the dissolution and liquidation of
K-FIT.
Shareholders of
K-FIT
will not be entitled to vote on the adoption of any plan of liquidation of
K-FIT
or the dissolution and liquidation of
K-FIT,
except to the extent required by the 1940 Act. After a listing of the
K-FIT
Common Shares on a national securities exchange,
K-FIT
may be dissolved by the affirmative vote or consent of at least a majority of the
K-FIT
Board and 75% of the Continuing Trustees, without the vote of the shareholders.
Books and Reports
K-FIT
is required to keep appropriate books of
K-FIT’s
business at its principal offices. The books will be maintained for both tax and financial reporting purposes on an accrual basis in accordance with GAAP.

PART C—OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS
(1)
Financial Statements: Not applicable.
(2)

Exhibits:

(a)(1)	Certificate of Trust*

(a)(2)	Declaration of Trust dated April 19, 2023*

(a)(3)	Amended and Restated Declaration of Trust dated May 25, 2023*

(b)	Bylaws dated May 25, 2023*

(c)	See Items 25(2)(a)(3) and 25(2)(b)

(e)	Distribution Reinvestment Plan*

(g)	Investment Advisory Agreement*

(h)	Form of Placement Agency Agreement*

(j)	Custodian Agreement, by and between the Company and State Street Bank and Trust Company*

(k)(1)	Administration Agreement*

(k)(2)	Expense Support and Conditional Reimbursement Agreement*

(k)(3)	Trademark License Agreement*

(k)(4)	Distribution and Servicing Plan*

(l)	Not applicable

(n)	Not applicable

(o)	Form of Subscription Agreement*

(r)(1)	Code of Ethics of the Company*

(r)(2)	Code of Ethics of FS/KKR Advisor, LLC*

*
Previously filed as part of the Registrant’s Registration Statement on Form N-2 (File No. 811-23880), filed with the SEC under the Investment Company Act of 1940, as amended, on June 7, 2023 and incorporated herein by reference.

ITEM 26.	MARKETING ARRANGEMENTS
The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference. Reference is also made to the Distribution and Servicing Plan and Form of Placement Agency Agreement incorporated by reference from the Registrant’s Registration Statement on Form N-2 (File No. 811-23880), filed with the SEC under the Investment Company Act of 1940, as amended on June 7, 2023.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Legal fees and expenses	$575,000

Total	$575,000

The amounts set forth above are estimated.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
No person is directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by FSH Seed Capital Vehicle I LLC, a wholly-owned special purpose financing subsidiary of Franklin Square Holdings, L.P. (“FSH”), which provided 100% of the initial capitalization of the Registrant. FSH Seed Capital Vehicle I LLC is organized as a Delaware limited liability company. FSH is a Pennsylvania limited partnership.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES
The following table sets forth the number of record holders of the Registrant’s shares as of July 27, 2023.

Title of Class	Number of Record Holders
Common shares of beneficial interest (Class S shares) $0.01 par value	1

ITEM 30.	INDEMNIFICATION
The information contained under the heading “Description of Company Shares – Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses” in this Registration Statement is incorporated herein by reference.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
The description of FS/KKR Advisor, LLC under the captions “The Adviser” and “Investment Management of the Company and
K-FIT”
in this Registration Statement is incorporated by reference herein. Information as to the directors and officers of FS/KKR Advisor, LLC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of FS/KKR Advisor, LLC in the last two years, is included in its application for registration as an investment adviser on Form ADV
(File No. 801-112799) filed
under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference. FS/KKR Advisor, LLC’s principal business address is 201 Rouse Boulevard, Philadelphia, PA 19112.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:

(1)	the Company, KKR FS Income Trust Select, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112;

(2)	the Transfer Agent, SS&C Global Investor & Distribution Solutions, Inc., 1055 Broadway Boulevard, Kansas City, Missouri 64105;

(3)	the Custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111;

(4)	the investment adviser, FS/KKR Advisor, LLC, 201 Rouse Boulevard, Philadelphia, PA 19112; and

(5)	the administrator, FS/KKR Advisor, LLC, 201 Rouse Boulevard, Philadelphia, PA 19112.

ITEM 33.	MANAGEMENT SERVICES
Not applicable.

ITEM 34.	UNDERTAKINGS
Not applicable.

SIGNATURES
Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 28
th
day of July, 2023.

KKR FS INCOME TRUST SELECT
(a Delaware statutory trust)

BY:	/s/ M ICHAEL C. F ORMAN
Name:	Michael C. Forman
Title	Chairman and Chief Executive Officer

199